AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 31, 1997

                                         REGISTRATION STATEMENT NO. 333-_____
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                     --------------------------------------
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                     --------------------------------------

                       DIRECTORS ASSET CONDUIT CORPORATION
        (Exact name of registrant as specified in governing instruments)
          DELAWARE                                 APPLICATION PENDING
  (State or other jurisdiction                       (IRS Employee
  of incorporation or organization)               Identification Number)

                              7485 NEW HORIZON WAY
                            FREDERICK, MARYLAND 21703
                                 (301) 846-8101
               (Address, including zip code, and telephone number,
        including area code, of Registrant's principal executive offices)
                     --------------------------------------

                          LAWRENCE D. RUBENSTEIN, ESQ.
                       VICE PRESIDENT AND GENERAL COUNSEL
                       DIRECTORS ASSET CONDUIT CORPORATION
                           C/O NORWEST MORTGAGE, INC.
                         343 THORNALL STREET, 5TH FLOOR
                            EDISON, NEW JERSEY 08837
                                 (908) 906-3909
                     (Name and Address of agent for service)
                     --------------------------------------

                                    COPY TO:
                             JERRY R. MARLATT, ESQ.
                          STROOCK & STROOCK & LAVAN LLP
                                 180 MAIDEN LANE
                            NEW YORK, NEW YORK 10038
                                 (212) 806-5400
                     --------------------------------------
                  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED
                 SALE TO THE PUBLIC: From time to time after the
                 effective date of this Registration Statement.
                     --------------------------------------

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|
     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, please check the following box. |X|
     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|
     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_| _____
     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|
                     --------------------------------------

                         CALCULATION OF REGISTRATION FEE
============================================================================================================
                                                      PROPOSED          PROPOSED
TITLE                                                 MAXIMUM           MAXIMUM
EACH CLASS OF                     AMOUNT              OFFERING          AGGREGATE
SECURITIES BEING                  TO BE               PRICE PER         OFFERING           AMOUNT OF
REGISTERED                        REGISTERED          UNIT(1)           PRICE              REGISTRATION FEE
------------------------------------------------------------------------------------------------------------
Mortgage Pass-Through
Certificates                     $1,000,000(1)       100%              $1,000,000          $303.04
============================================================================================================
(1) Estimated solely for purposes of calculating the registration fee.

                     --------------------------------------
     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

                       DIRECTORS ASSET CONDUIT CORPORATION
                              CROSS REFERENCE SHEET



ITEM AND CAPTION IN FORM S-3                                  LOCATION IN PROSPECTUS
  1.  Forepart of the Registration Statement and Outside
      Front Cover Page of Prospectus..................        Forepart of Registration
                                                              Statement and Outside Front
                                                              Cover
  2.  Inside Front Cover and Outside Back Cover Pages of
      Prospectus......................................        Inside Front and Outside Back
                                                              Cover Pages
  3.  Summary Information, Risk Factors and Ratio of
      Earnings to Fixed Charges.......................        Summary of Prospectus; Risk
                                                              Factors and Special
                                                              Considerations;  Prepayment
                                                              and Yield Considerations;
                                                              Description of the
                                                              Certificates
  4.  Use of Proceeds.................................        Use of Proceeds
  5.  Determination of Offering Price.................        *
  6.  Dilution........................................        *
  7.  Selling Security Holders........................        *
  8.  Plan of Distribution............................        Cover Page; Plan of
                                                              Distribution
  9.  Description of Securities to be Registered......        Description of the
                                                              Certificates
 10.  Interests of Named Experts and counsel                  *
 11.  Material Changes                                        *
 12.  Incorporation of Certain Information by Reference       Incorporation of Certain
                                                              Information by Reference
 13.  Disclosure of Commission Position on Indemnification
      for Securities Act Liabilities..................        *


----------------------
* Omitted since answer is negative or item is not applicable.

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

PROSPECTUS SUPPLEMENT         SUBJECT TO COMPLETION DATED JULY __, 1997

(TO PROSPECTUS DATED JULY __, 1997)


                       DIRECTORS ASSET CONDUIT CORPORATION
                                    DEPOSITOR
                                  $-----------
                    ASSET- BACKED CERTIFICATES, SERIES 199_-_
       DISTRIBUTIONS PAYABLE ON THE 25TH DAY OF EACH MONTH, COMMENCING IN
                                  ________ 199_

                                     [LOGO]
                        SELLER AND NORWEST MORTGAGE, INC.
                                     SELLER

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                                MASTER SERVICER

The Asset-Backed Certificates, Series 199_-_, will consist of the Class A-1 Certificates (the "Class A-1 Certificates"), the Class A-2 Certificates (the "Class A-2 Certificates"), the Class A-3 Certificates (the "Class A-3 Certificates"), the Class A-4 Certificates (the "Class A-4 Certificates"), the Class A-5 Certificates (the "Class A-5 Certificates") and the Class R Certificates (the "Residual Certificates"). Only the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates and the Class A-5 Certificates (together, the "Offered Certificates") are offered hereby. See "Index of Defined Terms" beginning on page S-[] of this Prospectus Supplement and on page [__] of the Prospectus for the location of the definitions of certain capitalized terms. (cover continued on next page) PROSPECTIVE INVESTORS SHOULD REVIEW THE INFORMATION SET FORTH UNDER "RISK FACTORS" BEGINNING ON PAGE S-[] HEREIN AND ON PAGE __ IN THE ACCOMPANYING PROSPECTUS.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
      ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Offered Certificates will be unconditionally and irrevocably guaranteed as to the payment of the Insured Payments (as defined herein) on each Distribution Date pursuant to the terms of an irrevocable financial guaranty insurance policy (the "Certificate Insurance Policy") to be issued by
                                                               [Logo]

===========================================================================================================================
                             Initial Class
                              Certificate
         CLASS                 Principal         Pass-Through       Price to           Underwriting      Proceeds to
      DESIGNATION             Balance (1)            Rate           Public (2)          Discount          Depositor(2)(3)
---------------------------------------------------------------------------------------------------------------------------
Class A-1...............      $___________          ______         ___________          ________          ____________
---------------------------------------------------------------------------------------------------------------------------
Class A-2...............      $___________          ______         ___________          ________          ____________
---------------------------------------------------------------------------------------------------------------------------
Class A-3...............      $___________          ______         ___________          ________          ____________
---------------------------------------------------------------------------------------------------------------------------
Class A-4...............      $___________          ______         ___________          ________          ____________
---------------------------------------------------------------------------------------------------------------------------
Class A-5...............      $___________          ______         ___________          ________          ____________
---------------------------------------------------------------------------------------------------------------------------
Total...................      $___________          ______         ___________          ________          ____________
===========================================================================================================================
(1)  Subject to the permitted variance described herein.
(2)  Plus accrued interest, if any, at the applicable Pass-Through Rate from
     __________, 199_.
(3)  Before deduction of expenses payable by the Depositor estimated to be
     $_______.

The Offered Certificates are offered subject to prior sale and subject to the Underwriters"' right to reject orders in whole or in part. It is expected that delivery of the Offered Certificates will be made in book-entry form only though the facilities of The Depository Trust Company, CEDEL Bank, societe anonyme and the Euroclear System on or about __________, 199_ the "Closing Date"). The Offered Certificates will be offered in Europe and the United States of America.


The date of this Prospectus Supplement is ________, 199_.

(cover page continued)

     The Offered Certificates and the Residual Certificates (collectively, the "Certificates") will represent the entire beneficial ownership interest in a trust fund (the "Trust Fund") to be created pursuant to a Pooling and Servicing Agreement, dated as of ___________, 199_, among the Depositor, Norwest Mortgage, Inc., as seller (referred to herein as "Norwest Mortgage" or the "Seller"), Norwest Bank Minnesota, National Association, as master servicer (referred to herein as "Norwest Bank" or the "Master Servicer"), and _______________, as trustee (the "Trustee"). The Trust Fund will consist of a pool (the "Mortgage Pool") of conventional, subprime [and prime] mortgage loans (the "Mortgage Loans") secured by first or subordinate liens on one- to four-family residential properties and certain other assets described herein. [Substantially all of the Mortgage Loans will be subject to semi-annual mortgage rate adjustments based upon changes in the average of the London interbank offered rates for six-month U.S. dollar deposits in the London market (the "Mortgage Index"), as described herein.] [The Mortgage Loans will consist of fixed rate Mortgage Loans (the " Mortgage Loans") secured by first or subordinate liens on one- to four-family residential propertieLoans.] See "The Mortgage Pool" herein.

     THE YIELD TO INVESTORS ON THE OFFERED COFFERED CERTIFICATES WILL BE SENSITIVE IN VARYING DEGREES TO, AMONG OTHER THINGS, THE RATE AND TIMING OF PRINCIPAL PAYMENTS (INCLUDING PREPAYMENTS) OF, AND LOSSES ON, THE MORTGAGE LOANS. [THE YIELD TO INVESTORS ON THE CLASS ___ CERTIFICATES WILL ALSO BE SENSITIVE TO THE LEVEL OF THE LONDON INTERBANK OFFERED RATE FOR ONE-MONTH UNITED STATES DOLLAR DEPOSITS ("ONE-MONTH LIBOR"). IN ADDITION, THE YIELD TO INVESTORS ON THE CLASS ___ CERTIFICATES WILL BE SENSITIVE TO THE LEVEL OF THE MORTGAGE INDEX AND THE ADDITIONAL LIMITATIONS ON THE PASS- THROUGH RATE FOR THE CLASS ___ CERTIFICATES, AS DESCRIBED HEREIN.] [ALTHOUGH ALL OF THE MORTGAGE LOANS BEAR INTEREST AT ADJUSTABLE RATES (ARMS), THE INTEREST RATES ON THE MAJORITY OF THE ARMS WILL NOT ADJUST FOR TWO YEARS FOLLOWING ORIGINATION.] IN ADDITION, THE YIELD TO MATURITY OF THE OFFERED CERTIFICATES PURCHASED AT A DISCOUNT OR PREMIUM WILL BE MORE SENSITIVE TO THE RATE AND TIMING OF PAYMENTS THEREON. CERTIFICATEHOLDERS (EACH, A "HOLDER") SHOULD CONSIDER, IN THE CASE OF ANY OFFERED CERTIFICATE PURCHASED AT A DISCOUNT, THE RISK THAT A LOWER THAN ANTICIPATED RATE OF PRINCIPAL PAYMENTS COULD RESULT IN AN ACTUAL YIELD THAT IS LOWER THAN THE ANTICIPATED YIELD AND, IN THE CASE OF ANY OFFERED COFFERED CERTIFICATE PURCHASED AT A PREMIUM, THE RISK THAT A FASTER THAN ANTICIPATED RATE OF PRINCIPAL PAYMENTS COULD RESULT IN AN ACTUAL YIELD THAT IS LOWER THAN THE ANTICIPATED YIELD. [BECAUSE CERTAIN OF THE MORTGAGE LOANS CONTAIN PREPAYMENT PENALTIES, THE RATE OF PRINCIPAL PAYMENTS MAY BE LESS THAN THE RATE OF PRINCIPAL PAYMENTS FOR MORTGAGE LOANS WHICH DO NOT CONTAIN PREPAYMENT PENALTIES.] NO REPRESENTATION IS MADE AS TO THE ANTICIPATED RATE OF PREPAYMENTS ON THE MORTGAGE LOANS, THE AMOUNT AND TIMING OF LOSSES THEREON, [THE LEVEL OF ONE-MONTH LIBOR OR THE MORTGAGE INDEX] OR THE RESULTING YIELD TO MATURITY OF ANY CLASS OOF CERTIFICATES.

     The Trust Fund is subject to optional termination under the limited circumstances described herein. Any such optional termination will result in an early retirement of the Certificates. Distributions to Certificateholders will be made on the [25th] day of each month or, if such [25th] day is not a Business Day, on the first Business Day thereafter (each, a "Distribution Date"), commencing in ________, 199_.

     Norwest Bank's obligations with respect to the Certificates are limited to its contractual servicing obligations. The Offered Certificates evidence interests in the Trust Fund only and are payable solely from amounts received with respect thereto, including amounts payable pursuant to the Certificate Insurance Policy.

                              --------------------

     THE CERTIFICATES DO NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITOR, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR THE MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL ENTITY, THE DEPOSITOR, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES OR ANY OTHER PERSON EXCEPT AS DESCRIBED HEREIN. DISTRIBUTIONS ON THE CERTIFICATES WILL BE PAYABLE SOLELY FROM THE ASSETS TRANSFERRED TO THE TRUST FUND FOR THE BENEFIT OF CERTIFICATEHOLDERS.

     [An election will be made to treat the Trust Fund as a real estate mortgage investment conduit (the "REMIC") for federal income tax purposes.]

     The Offered Certificates will be entitled to the benefit of an irrevocable financial guaranty insurance policy (collectively, the "Certificate Insurance Policy") to be issued by ______________ (the "Certificate Insurer") pursuant to which the Certificate Insurer will unconditionally and irrevocably guarantee the payment of the Insured Payments (as defined herein) on the Offered Certificates. See "Description of the Certificates--The Certificate Guaranty Insurance Policy" herein.

     _______________________ and ______________________ (each, an "Underwriter")
intend to make a secondary market in the Offered Certificates but have no obligation to do so. There is currently no secondary market for the Offered Certificates and there can be no assurance that such a market will develop or, if it does develop, that it will continue or that such market will provide sufficient liquidity to Certificateholders.

                              --------------------

     This Prospectus Supplement does not contain complete information about the offering of the Offered Certificates. Additional information is contained in the Prospectus dated [July __, 1997] (the "Prospectus") which accompanies this Prospectus Supplement and prospective purchasers are urged to read both this Prospectus Supplement and the Prospectus in full. Sales of the Offered Certificates may not be consummated unless the prospective purchaser has received both this Prospectus Supplement and the Prospectus.

     IN CONNECTION WITH THIS OFFERING, THE UNDERWRITERS MAY OVER-ALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICE OF THE CERTIFICATES AT LEVELS ABOVE THOSE WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.

     UNTIL THE EXPIRATION OF NINETY DAYS AFTER THE DATE OF THIS PROSPECTUS SUPPLEMENT, ALL DEALERS EFFECTING TRANSACTIONS IN THE OFFERED CERTIFICATES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THIS IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND THE PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     In addition to the documents described under "Incorporation of Certain Documents by Reference" in the Prospectus, the consolidated financial statements of the Certificate Insurer, a wholly-owned subsidiary of _________, and its subsidiaries as of ___________, 199_ and ___________, 199_ and for the three years ended ___________, 199_, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of _________ for the year ended ____________, 199_ and the consolidated financial statements of the Certificate Insurer and its and its subsidiaries for the nine months ended ____________, 199_ and for the periods ending ____________, 199_ and
____________, 199_, included in the Quarterly Report on Form 10-Q of _________ for the period ending ____________, 199_, are hereby incorporated by reference into this Prospectus Supplement and shall be deemed to be a part hereof. Any statement contained in a document incorporated by reference herein shall be modified or superseded for purposes of this Prospectus Supplement to the extent that a statement contained herein or in any other subsequently filed document which also is incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Prospectus Supplement.

     All financial statements of the Certificate Insurer and its subsidiaries included in documents filed by _________ pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, subsequent to the date of this Prospectus Supplement and prior to the termination of the offering of the Offered Certificates shall be deemed to be incorporated by reference into this Prospectus Supplement and to be a part hereof from the respective dates of filing such documents.

     The Depositor hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, as amended, each filing of the financial statements of the Certificate Insurer included in or as an exhibit to the documents of _________ referred to above and filed pursuant to Section 13(a) or Section 15(d) of the 1934 Act that is incorporated by reference in the Registration Statements of which this Prospectus Supplement and the accompanying Prospectus is a part shall be deemed to be a new registration statement relating to the Offered Certificates offered hereby, and the offering of such Offered Certificates at that time shall be deemed to be the initial bona fide offering thereof.

     THE TRUSTEE ON BEHALF OF THE TRUST FUND WILL PROVIDE WITHOUT CHARGE TO EACH PERSON TO WHOM THIS PROSPECTUS SUPPLEMENT IS DELIVERED, ON THE WRITTEN OR ORAL REQUEST OF SUCH PERSON, A COPY OF ANY OR ALL OF THE DOCUMENTS REFERRED TO ABOVE AND IN THE PROSPECTUS UNDER "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE" THAT HAVE BEEN OR MAY BE INCORPORATED BY REFERENCE IN THE PROSPECTUS (NOT INCLUDING EXHIBITS TO THE INFORMATION THAT IS INCORPORATED BY REFERENCE UNLESS SUCH EXHIBITS ARE SPECIFICALLY INCORPORATED BY REFERENCE INTO THE INFORMATION THAT THE PROSPECTUS INCORPORATES). SUCH REQUESTS SHOULD BE DIRECTED TO THE CORPORATE TRUST OFFICE OF THE TRUSTEE AT __________________, ________________________, TELEPHONE: (__) _________, FACSIMILE: (___) ________,
ATTENTION: --------------------------.

                                SUMMARY OF TERMS

     This Summary of Terms is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the accompanying Prospectus. Certain capitalized terms used in this Summary of Terms are defined elsewhere in this Prospectus Supplement or in the Prospectus. See "Index of Defined Terms" beginning on page S-[] of this Prospectus Supplement and on page __ of the Prospectus for the location of the definitions of certain capitalized terms.

Title of Certificates.................  Asset- Backed Certificates, Series
                                        199_-_ (the "Certificates"), consisting
                                        of (i) the Class A-1 Certificates (the
                                        "Class A-1 Certificates"), (ii) the
                                        Class A-2 Certificates (the "Class A-2
                                        Certificates"), (iii) the Class A-3
                                        Certificates (the "Class A-3
                                        Certificates"), (iv) the Class A-4
                                        Certificates (the "Class A-4
                                        Certificates"), (v) the Class A-5
                                        Certificates (the "Class A-5
                                        Certificates") and (vi) the Class R
                                        Certificates (the "Residual
                                        Certificates"). Only the Class A-1
                                        Certificates, the Class A-2
                                        Certificates, the Class A-3
                                        Certificates, the Class A-4 Certificates and the Class A-5 Certificates (together, the "Offered Certificates") are offered hereby.

                                        The OriginInitial Class Certificate
                                        Principal Balance of the Offered
                                        Certificates will be subject to a
                                        permitted variance of plus or minus 10%.

Designations

 Variable Rate Certificates.......      Class A-1 Certificates and Class A-2
                                        Certificates.

 Fixed Rate Certificates..........      Class A-3 Certificates, Class A-4
                                        Certificates and Class A-5 Certificates.

The Depositor.........................  Directors Asset Conduit Corporation (the
                                        "Depositor"), a Delaware corporation
                                        that is a direct, wholly owned, limited
                                        purpose finance subsidiary of Norwest
                                        Mortgage, Inc. and an affiliate of the
                                        Master Servicer. See "The Depositor" in
                                        the Prospectus.

Seller................................  Norwest Mortgage, Inc. ("Norwest
                                        Mortgage" or the "Seller"). The Mortgage
                                        Loans were originated or acquired by the Seller in the normal course of its business.

Master Servicer.......................  Norwest Bank Minnesota, National
                                        Association ("Norwest Bank" or the
                                        "Master Servicer"). See "Servicing of
                                        the Mortgage Loans--the Master Servicer" herein.

Trustee...............................  ____________________, a ________ banking corporation, not in its individual
                                        capacity but solely as trustee on behalf of the Certificateholders and the Certificate Insurer (the "Trustee").

Certificate Insurer...................  ______________________ (the "Certificate
                                        Insurer"). See "Description of the
                                        Certificates--The Certificate Guaranty
                                        Insurance Policy" herein.

Cut-off Date..........................  _________, 199_.

Closing Date..........................  On or about ___________, 199_.

Description of Certificates

A.  General...........................  The Certificates will be issued pursuant to a Pooling and Servicing Agreement,
                                        dated as of ________ __, 1997 (the
                                        "Pooling and Servicing Agreement"),
                                        among the Depositor, the Master
                                        Servicer, the Seller and the Trustee.
                                        The Offered Certificates and the
                                        Residual Certificates will, in the
                                        aggregate, represent the entire
                                        beneficial ownership interest in a trust fund (the "Trust Fund"), which will consist of a pool (the "Mortgage Pool") of subprime mortgage loans secured by first liens (the "Mortgage Loans") on one- to four- family residential properties (the "Mortgaged Properties") and certain other assets described herein. [Substantially all of the Mortgage Loans will be subject to semi-annual mortgage rate adjustments based upon changes in the average of the London interbank offered rates for six-month U.S. dollar deposits in the London market (the "Mortgage Index"), as described herein.] [Substantially all of the Mortgage Loans will consist of fixed-rate Mortgage Loans.] The aggregate unpaid principal balance of the Mortgage Loans as of the Cut-off Date is referred to herein as the "Cut-off Date Principal Balance". See "The Mortgage Pool" herein.

B.  Form of Certificates............... The Offered Certificates will initially be issued in book-entry form. Persons
                                        acquiring beneficial ownership interests in the Offered Certificates
                                        ("Certificate Owners") may elect to hold their Offered Certificate interests through The Depository Trust Company ("DTC"), in the United States, or Cedel Bank, societe anonyme ("CEDEL") or the Euroclear System ("Euroclear"), in Europe. Transfers within DTC, CEDEL or Euroclear, as the case may be, will be in accordance with the usual rules and operating procedures of the relevant system. So long as the Offered Certificates are Book-Entry Certificates (as defined herein), each class of such Certificates will be evidenced by one or more Certificates registered in the name of Cede & Co. ("Cede"), as the nominee of DTC or one of the relevant depositaries (collectively, the
                                        "European Depositaries"). Cross-market
                                        transfers between persons holding
                                        directly or indirectly through DTC, on
                                        the one hand, and counterparties holding directly or indirectly through CEDEL or Euroclear, on the other, will be effected in DTC through Citibank N.A. ("Citibank") or The Chase Manhattan Bank ("Chase"), the relevant depositaries of CEDEL or Euroclear, respectively, and each a participating member of DTC. The interests of the Offered Holders of Offered Certificates will be represented by book entries on the records of DTC and participating members thereof. No Certificate Owner will be entitled to receive a definitive certificate representing such person's interest, except in the event that Definitive Certificates (as defined herein) are issued under the limited circumstances described under "Description of the Certificates Book--Entry Certificates" herein. All references in this Prospectus Supplement to any Offered Certificates reflect the rights of Certificate Owners only as such rights may be exercised through DTC and its participating organizations for so long as such Offered Certificates are held by DTC. See "Risk Factors--Book-Entry Certificates, Description of the Certificates--Book-Entry Certificates" herein and "Annex I" hereto.

C.  Distributions...................... Distributions on the Offered
                                        Certificates will be made on the [25th]
                                        day of each month or, if such day is not a Business Day, on the first Business Day thereafter, commencing in ________, 199_ (each, a "Distribution Date"). Distributions on each Distribution Date will be made to Certificateholders of record as of the close of business on the last day of the month preceding the month of such Distribution Date (each, a "Record Date"), except that the final distribution on the Offered Certificates will be made only upon presentation and surrender of the Offered Certificates at the office or agency of the Trustee in __________, _________. Distributions on
                                        the Offered Certificates on each
                                        Distribution Date will be based on the
                                        Available Funds and will be made in
                                        accordance with the priorities described below. The rights of the Residual Certificateholders to receive distributions with respect to the Mortgage Loans are subordinate to the rights of the Holders of Offered Certificates, to the extent described herein.

   1. Interest.......................   On each Distribution Date, to the extent
                                        funds (including Insured Payments) are
                                        available therefor, interest will be
                                        paid on each Class of Offered
                                        Certificates in an amount (the "Interest
                                        Distribution Amount") equal to the sum
                                        of (i) interest accrued during the
                                        related Accrual Period (as defined
                                        herein) at the applicable Pass-Through
                                        Rate (as defined herein) on the related
                                        Class Certificate Principal Balance (as
                                        defined herein), subject to reduction in the event of Prepayment Interest
                                        Shortfalls (as defined herein) on the
                                        Mortgage Loans, to the extent not
                                        covered by the Servicing Fee as
                                        described herein, and Relief Act
                                        Shortfalls (as defined herein) on the
                                        Mortgage Loans and (ii) that portion of
                                        the related Carry- Forward Amount (as
                                        defined herein) relating to certain
                                        shortfalls in interest. See "Description of the Certificates--Allocation of
                                        Available Funds" herein.

                                        With respect to each Distribution Date,
                                        the "Accrual Period" for the [Class A-1
                                        Certificates and the Class A-2
                                        Certificates] will be the period from
                                        and including the preceding Distribution
                                        Date (or, in the case of the first
                                        Distribution Date, from the Closing
                                        Date) to and including the day prior to
                                        such next Distribution Date [and the
                                        Accrual Period for the Class A-3
                                        Certificates, the Class A-4 Certificates and] [the Class A-5 Certificates] will be the calendar month preceding the month of such Distribution Date.] Interest on the [Class A-1 Certificates and the Class A-2 Certificates will be calculated on the basis of a 360-day year and the actual number of days elapsed in the applicable Accrual Period.] Interest on the [Class A-3 Certificates, the Class A-4 Certificates and the Class A-5 Certificates will be calculated on the basis of a 360-day year consisting of twelve 30-day months.]

     2. Principal...................... On each Distribution Date, to the extent funds (including Insured Payments) are
                                        available therefor after distributions
                                        of interest, Holders of the related
                                        Offered Certificates will be entitled to receive, as payment of principal, the difference between (a) the sum (without duplication) of (i) all scheduled installments of principal on the Mortgage Loans due during the related Due Period and received by the Master Servicer on or before the [16th] day of the month in which such Distribution Date occurs (the "Determination Date"), and all unscheduled collections of principal on, and recoveries of principal and certain other amounts with respect to, the Mortgage Loans, as described in more detail herein, during the related Prepayment Period (excluding certain amounts received in respect of scheduled principal on the Mortgage Loans due after the related Due Date), together with all Advances (as defined herein) in respect of principal on such Mortgage Loans made by the Master Servicer, (ii) any Subordination Deficit (as defined herein) for such
                                        Distribution Date, (iii) that portion of any Carry- Forward Amount that relates to a shortfall in a distribution of a Subordination Deficit, and (iv) an amount necessary to increase the Subordinated Amount (as defined herein) the Required Subordinated Amount (as defined herein), if any, and (b) the Subordination Reduction Amount (as defined herein) for such Distribution Date (such difference, the "Principal Distribution Amount"). See "Description of the Certificates--Allocation of Available Funds" herein.

Pass-Through Rate.....................  The Pass-Through Rate for the Class A-1
                                        Certificates and a particular
                                        Distribution Date will be equal to [the
                                        lesser of (i) the sum of (a) One-Month
                                        LIBOR and (b) the applicable Class A-1
                                        Pass-Through Margin and (ii) the Class
                                        A-1 Available Funds Cap. The "Class A-1
                                        Pass-Through Margin" will equal ____%
                                        (___ basis points) per annum until the
                                        first Accrual Period after the Optional
                                        Termination Date (as defined herein), at which time the Class A-1 Pass-Through Margin will equal ____% (___ basis points) per annum. As to any Distribution Date, the "Class A-1 Available Funds Cap" is a per annum rate equal to a fraction, expressed as a percentage, the numerator of which equals the excess of (i) the sum of (a) the aggregate amount of interest due on the Mortgage Loans on the related Due Date (to the extent received or advanced) and (b) the Subordination Reduction Amount, if any, andfor such Distribution Date over (ii) the sum of
                                        (a) the Servicing Fee (as defined
                                        herein) as described herein under
                                        "Servicing of the Mortgage
                                        Loans--Servicing Compensation and
                                        Payment of Expenses," (b) the Premium
                                        Amount payable to the Certificate
                                        Insurer and (c) the Available Funds Rate
                                        Adjustment for such Distribution Date,
                                        and the denominator of which is equal to
                                        (1) the Class Certificate Principal
                                        Balance of the Class A-1 Certificates
                                        for such Distribution Date multiplied by
                                        (2) the actual number of days elapsed in the related Accrual Period divided by
                                        360. The "Available Funds Rate
                                        Adjustment" for any Distribution Date
                                        (a) prior to the [thirteenth]
                                        Distribution Date will equal zero and
                                        (b) beginning on the [thirteenth]
                                        Distribution Date will be equal to the
                                        product of (x) one-twelfth of _____%
                                        (___ basis points) and (y) the Stated
                                        Principal Balance of the Mortgage Loans
                                        on such date. The initial Pass-Through
                                        Rate for the Class A-1 Certificates will not be established until ___________, 199_, the date on which One-Month LIBOR for such Distribution Date will be determined. See "Description of the Certificates--Calculation of One-Month
                                        LIBOR" herein for an explanation of how
                                        One-Month LIBOR is determined. The
                                        One-Month LIBOR value on ___________,
                                        199_ was approximately ____% per annum.
                                        If on any Distribution Date, the
                                        Pass-Through Rate for the Class A-1
                                        Certificates is based on the Class A-1
                                        Available Funds Cap, holders of the
                                        Class A-1 Certificates will be entitled
                                        to receive the Class A-1 Basis Risk
                                        Carryover Amount (as defined herein) to
                                        the extent of funds available therefor
                                        as described herein. The Certificate
                                        Insurance Policy will not cover the
                                        payment of, and the ratings assigned to
                                        the Class A-1 Certificates do not
                                        address the likelihood of the payment
                                        of, any Class A-1 Basis Risk Carryover
                                        Amount.]

                                        The Pass-Through Rate for the Class A-2
                                        Certificates and a particular
                                        Distribution Date will be equal to [the
                                        lesser of (i) the sum of (a) One-Month
                                        LIBOR and (b) the Class A-2 Pass-Through
                                        Margin and (ii) the Class A-2 Net Funds
                                        Cap. The "Class A-2 Pass-Through Margin" will equal 0.08% (8___% (__ basis points) per annum. As to any Distribution Date, the "Class A-2 Net Funds Cap" is a per annum rate equal to the weighted average of the Mortgage Rates of the Mortgage Loans as of such Distribution Date minus the sum of (i) the Servicing Fee Rate as described herein under "Servicing of the Mortgage Loans--Servicing Compensation and
                                        Payment of Expenses" and (ii) the
                                        Premium Percentage.]

                                        [The Pass-Through Rate for each of the
                                        Class A-3 Certificates, the Class A-4
                                        Certificates and the Class A-5
                                        Certificates for any Distribution Date
                                        will be as set forth on the cover page
                                        hereof.]

Credit Enhancement....................  The credit enhancement provided for the benefit of the Offered
                                        CertificateholderHolders of Offered
                                        Certificates consists solely of (a) any
                                        overcollateralization and (b) the
                                        Certificate Insurance Policy (as defined below), in each case as described below.

                                        Overcollateralization. The allocation
                                        provisions of the Trust Fund result in a limited acceleration of principal of the Certificates relative to the amortization of the Mortgage Loans. The acceleration of principal achieved by the application of certain excess interest amounts to reduce the Class Certificate Principal Balance of the Certificates results in overcollateralization to the extent the Stated Principal Balance (as defined herein) of the Mortgage Loans exceeds the Class Certificate Principal Balance of such Certificates. Once the required level of overcollateralization is reached, and subject to the provisions described in the next paragraph, further application of the acceleration feature will cease, unless necessary to maintain the required level of overcollateralization. The Pooling and Servicing Agreement provides that, subject to certain trigger tests, the required level of overcollateralization may increase or decrease over time. An increase would result in a temporary period of accelerated amortization of the Certificates to increase the actual level of overcollateralization to its required level; a decrease would result in a temporary period of decelerated amortization of the Certificates to reduce the actual level of overcollateralization to its required level. As a result of the "sequential pay" feature of the Certificates, any such accelerated principal distributions will be paid to the Class of Certificates then entitled to receive distributions of principal. See "Description of the
                                        Certificates--Overcollateralization
                                        Provisions" herein.

                                        The Certificate Guaranty Insurance
                                        Policy. The Offered Certificates will
                                        have the benefit of a financial guaranty insurance policy (the "Certificate Insurance Policy") to be issued by the Certificate Insurer. Under the Certificate Insurance Policy, the Certificate Insurer will, subject to the terms of the Certificate Insurance Policy, pay the Trustee, for the benefit of the Holders of the Offered
                                        Certificates, as further described
                                        herein, an amount that will insure the
                                        payment of the sum of (i) on each
                                        Distribution Date, the Interest
                                        Distribution Amount, (ii) on each
                                        Distribution Date, any Subordination
                                        Deficit (as defined herein) and (iii)
                                        any Preference Amounts (as defined below under "Description of the Certificates-- The Certificate Guaranty Insurance Policy" herein)(such sum, the "Insured Distribution Amount"). No payments in respect of principal will be made under the Certificate Insurance Policy unless a Subordination Deficit occurs. The effect of the Certificate Insurance Policy is to guaranty the timely payment of interest on, and ultimate payment of the principal amount of, the Offered Certificates. See "Description of the Certificates--The Certificate Guaranty
                                        Insurance Policy" herein.

Mortgage Rate........................   As described herein under "The Mortgage
                                        Pool--General," the Mortgage Rate for
                                        substantially all of the Mortgage Loans
                                        [will be subject to adjustment semi-
                                        annually to equal the sum, rounded to
                                        the nearest _____%, of the applicable
                                        Mortgage Index value and the Gross
                                        Margin for such Mortgage Loan, subject
                                        to the effects of any applicable
                                        Periodic Rate Cap, Maximum Mortgage Rate and Minimum Mortgage Rate (each as defined herein)] [will bear interest at fixed rates].

Mortgage Index........................  [The Mortgage Index value applicable to any semi-annual Adjustment Date (as
                                        defined herein) for substantially all of the Mortgage Loans will be the average of the London interbank offered rates for six-month U.S. dollar deposits in the London market, [as set forth in The Wall Street Journal,] or, if the Mortgage Index ceases to be published in [The Wall Street Journal]or becomes unavailable for any reason, then the Mortgage Index shall be a new index selected by the Trustee, as holder of the related Mortgage Note, with the consent of the Certificate Insurer, based on comparable information, in each case as most recently announced as of a date 45 days prior to such Adjustment Date. The Mortgage Index value published on _________, 199_ was _.____%.]

Servicing.............................  Norwest Bank will serve as the Master
                                        Servicer of the Mortgage Loans under the Pooling and Servicing Agreement. The Master Servicer will be responsible for securities administration and servicing of the Mortgage Loans and will receive from interest collected on the Mortgage Loans a monthly servicing fee on each Mortgage Loan equal to the Stated Principal Balance thereof multiplied by one-twelfth of the Servicing Fee Rate (such product, the "Servicing Fee"). See "Servicing of Mortgage Loans--Servicing Compensation and Payment of Expenses" herein.

                                        The Master Servicer is obligated to make cash advances ("Advances") with respect to delinquent payments of principal of and interest on any Mortgage Loan to the extent described herein. The Trustee will be obligated to make any such Advance if the Master Servicer fails in its obligation to do so, to the extent provided in the Pooling and Servicing Agreement. See "Servicing of Mortgage Loans--Advances" herein.

Optional Termination..................  On any Distribution Date on which the
                                        Pool Stated Principal Balance (as
                                        defined herein) is less than or equal to [5%]10%] of the Cut-off Date Pool Principal Balance (as defined herein) (the "Optional Termination Date"), [the Master Servicer or the Certificate InsureSeller, Depositor and Master Servicer] will have the option (but not the obligation) to purchase, in whole, the Mortgage Loans and the REO Property (as defined herein), if any, remaining in the Trust Fund and thereby effect the early retirement of all Certificates. See "Description of the
                                        Certificates--Optional Termination"
                                        herein.


Federal Income Tax Considerations.....  [An election will be made to treat the
                                        Trust Fund as a "real estate mortgage
                                        investment conduit" ("REMIC") for
                                        federal income tax purposes. The Offered
                                        Certificates will constitute "regular
                                        interests" in the REMIC and the Residual
                                        Certificates will constitute the sole
                                        class of "residual interests" in the
                                        REMIC. The Offered Certificates may be
                                        issued with original issue discount for
                                        federal income tax purposes. For
                                        purposes of determining the amount and
                                        rate of accrual of original issue
                                        discount and market discount, the
                                        Depositor intends to assume that there
                                        will be Principal Prepayments on the
                                        Mortgage Loans at a rate equal to
                                        [____%] of the Prepayment Model (as
                                        defined herein). No representation is
                                        made as to whether the Mortgage Loans
                                        will prepay at that rate or any other
                                        rate.] See "Federal Income Tax
                                        Consequences" herein and in the
                                        Prospectus.

ERISA Considerations..................  The acquisition of an Offered
                                        Certificate by an employee benefit plan
                                        subject to the Employee Retirement
                                        Income Security Act of 1974, as amended
                                        ("ERISA"), or a plan or arrangement
                                        subject to Section 4975 of the Code
                                        (each of the foregoing, a "Plan") could, in some instances, result in a "prohibited transaction" or other violation of the fiduciary responsibility provisions of ERISA and Code Section 4975. Certain exemptions from the prohibited transaction rules could be applicable to the acquisition of such Certificates. Subject to the considerations and conditions described under "ERISA Considerations" herein, it is expected that the Offered
                                        Certificates may be purchased by a Plan.
                                        Any Plan fiduciary considering whether
                                        to purchase any Offered Certificates on
                                        behalf of a Plan should consult with its counsel regarding the applicability of the provisions of ERISA and the Code. See "ERISA Considerations" herein and in the Prospectus.

Legal Investment......................  The Offered Certificates will [not]
                                        constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA"). Accordingly, many institutions with legal authority to invest in comparably rated securities may [not] be legally authorized to invest in the Offered Certificates. Institutions whose investment activities are subject to review by federal or state regulatory authorities should consult with their counsel or the applicable authorities to determine whether an investment in the Offered Certificates complies with applicable guidelines, policy statements or restrictions. See "Legal Investment" in the Prospectus.

Ratings...............................  It is a condition of the issuance of the
                                        Offered Certificates that they be rated
                                        ___ by -----------------------------,
                                        and ("____") by ______________________
                                        ("_____" and, together with _____, the
                                        "Rating Agencies"). The security ratings of the Offered Certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the Rating Agencies. The Depositor has not requested a rating of the Offered Certificates by any rating agency other than the Rating Agencies; there can be no assurance, however, as to whether any other rating agency will rate the Offered Certificates or, if it does, what rating would be assigned by such other rating agency. The rating assigned by such other rating agency to the Offered Certificates could be lower than the respective ratings assigned by the Rating Agencies. See "Ratings" herein.

                                  RISK FACTORS

     Investors should consider the following risks in connection with the purchase of the Offered Certificates.

     Consequences of Owning Book-Entry Certificates. Issuance of the Offered Certificates in book-entry form may reduce the liquidity of such Offered Certificates in the secondary trading market since investors may be unwilling to purchase Offered Certificates for which they cannot obtain physical certificates. See "Description of the Certificates--Book-Entry Certificates" herein and "Risk Factors--Book-Entry Registration" in the Prospectus.

     Since transactions in the Offered Certificates can be effected only through DTC, CEDEL, Euroclear, participating organizations, indirect participants and certain banks, the ability of a Certificate Owner to pledge a Offered Certificate to persons or entities that do not participate in the DTC, CEDEL or Euroclear system may be limited due to lack of a physical certificate representing the Offered Certificates. See "Description of the Certificates--Book-Entry Certificates" herein and "Risk Factors--Book-Entry Registration" in the Prospectus.

     Certificate Owners may experience some delay in their receipt of distributions of interest and principal on the Offered Certificates since such distributions will be forwarded by the Trustee to DTC and DTC will credit such distributions to the accounts of its Participants (as defined herein) which will thereafter credit them to the accounts of Certificate Owners either directly or indirectly through indirect participants. Certificate Owners will not be recognized as Offered Certificateholders as such term is used in the Pooling and Servicing Agreement, and Certificate Owners will be permitted to exercise the rights of Offered Certificateholders only indirectly through DTC and its Participants. See "Description of the Certificates--Book-Entry Certificates" herein and "Risk Factors--Book-Entry Registration" in the Prospectus.Overcollateralization Provisions. The operation of the overcollateralization provisions of the Pooling and Servicing Agreement will affect the weighted average lives of the Offered Certificates and consequently the yields to maturity of Certificates purchased at a discount or premium. Unless and until the Subordinated Amount equals the Required Subordinated Amount, Net Monthly Excess Cashflow will be applied as distributions of principal of the Offered Certificates, thereby reducing the weighted average lives thereof. The actual Subordinated Amount may change from Distribution Date to Distribution Date producing uneven distributions of Net Monthly Excess Cash Flow. There can be no assurance as to when or whether the Subordinated Amount will equal the related Required Subordinated Amount.

     Net Monthly Excess Cashflow generally is a function of the excess of interest collected or advanced on the Mortgage Loans over the interest required to pay interest on the Offered Certificates, the premium for the Certificate Insurance Policy and certain Trust Fund expenses. Mortgage Loans with higher Net Mortgage Rates will contribute more interest to the Net Monthly Excess Cashflow. Mortgage Loans with higher Net Mortgage Rates may prepay faster than Mortgage Loans with relatively lower Net Mortgage Rates in response to a given change in market interest rates. Any such disproportionate prepayments of Mortgage Loans with higher Net Mortgage Rates may adversely affect the amount of Net Monthly Excess Cashflow available to make accelerated payments of principal of the Offered Certificates.

         The effect of the overcollateralization provisions on the weighted average lives of the Offered Certificates may vary significantly over time and from class to class. See "Yield, Prepayment and Maturity Considerations" herein and "Yield and Prepayment Considerations" herein and in the Prospectus.

         Prepayment Considerations and Risks. The Trust Fund's prepayment experience may be affected by a wide variety of factors, including general economic conditions, interest rates, the availability of alternative financing and homeowner mobility. [In addition, substantially all of the Mortgage Loans contain due-on-sale provisions and the Master Servicer intends to enforce such provisions unless (i) such enforcement is not permitted by applicable law, (ii) such enforcement would materially increase the risk of default or delinquency on, or materially decrease the security for, the Mortgage Loan or (iii) the Master Servicer, in a manner consistent with reasonable commercial practice, permits the purchaser of the related Mortgaged Property to assume the Mortgage Loan.] To the extent permitted by applicable law, such assumption will not release the original borrower from its obligation under any such Mortgage Loan. See "Yield, Maturity and Prepayment and Maturity Considerations--Prepayment Considerations and Risks" herein and "Certain Legal Aspects of the Loans--Due-on-Sale Clauses" in the Prospectus for a description of certain provisions of the Mortgage Loans that may affect the prepayment experience thereof. The yield to maturity and weighted average life of the Offered Certificates will be affected primarily by the rate and timing of principal payments (including prepayments) of, and losses on, the Mortgage Loans. [The yield to investors on the Class A-1 Certificates and the Class A-2 Certificates will also be sensitive to the level of One-Month LIBOR. In addition, the yield to investors on the Class A-1 Certificates will be sensitive to the level of the Mortgage Index and the additional limitations on the Pass-Through Rate for the Class A-1 Certificates, as described herein.] [The Pass-Through Rate on the Class A-2 Certificates is also subject to certain limitations, as described herein.] [Although all of the Mortgage Loans bear interest at adjustable rates ("ARMs"), the interest rates on a majority of the ARMs will not adjust for two years following origination.] In addition, the yield to maturity of the Offered Certificates purchased at a discount or premium will be more sensitive to the rate and timing of payments thereon. Certificateholders should consider, in the case of any Offered Certificate purchased at a discount, the risk that a lower than anticipated rate of principal payments could result in an actual yield that is lower than the anticipated yield and, in the case of any Offered Certificate purchased at a premium, the risk that a faster than anticipated rate of principal payments could result in an actual yield that is lower than the anticipated yield. [Because certain of the Mortgage Loans contain prepayment penalties, the rate of principal payments may be less than the rate of principal payments for mortgage loans which do not contain prepayment penalties.] No representation is made as to the anticipated rate of prepayments on the Mortgage Loans, the amount and timing of losses thereon, [the level of One-Month LIBOR or the Mortgage Index] or the resulting yield to maturity of any Class of Offered Certificates. Any reinvestment risks resulting from a faster or slower incidence of payments on the Mortgage Loans will be borne entirely by the related Offered Certificateholders. See "Yield, Prepayment and Maturity Considerations" herein and "YieldHolders of Offered Certificates. See "Yield, Maturity and Prepayment Considerations" herein and in the Prospectus.

     Limited Origination and Servicing Experience. The Seller has been originating subprime mortgage loans since it acquired Directors Acceptance Corporation ("Directors Acceptance") in March, 1995, and Directors Acceptance had been in the business of originating subprime mortgage loans since June, 1994. Although the Master Servicer acts as the master servicer for over $___ billion of various types of residential mortgage loans, the Master Servicer has no experience in acting as a master servicer for subprime mortgage loans. Similarly, Norwest Mortgage, the subservicer for the Mortgage Loans, is currently the largest servicer of residential mortgage loans in the nation. However, Norwest Mortgage has only recently expanded its business to include the servicing of subprime mortgage loans. Accordingly, the Seller, the Master Servicer and Norwest Mortgage, as subservicer, currently have insufficient historical delinquency, bankruptcy, foreclosure or default experience to provide meaningful information relating to the origination or servicing quality or performance of such subprime mortgage loans.

     Underwriting Standards. Because the Mortgage Loans are underwritten in accordance with standards less stringent than those generally acceptable to FNMA and FHLMC with regard to a borrower's credit standing and repayment ability, the risk of delinquencies with respect to, and losses on, the Loans will be greater than that of mortgage loans underwritten in accordance with FNMA and FHLMC standards. For example, such Mortgage Loans may be made to a borrower who may have a record of major derogatory credit items such as defaults on prior mortgage loans or other debt obligations, credit write-offs, outstanding judgments or prior bankruptcies.

     Certificate Rating. The rating of the Offered Certificates will depend primarily on an assessment by the Rating Agencies of the Mortgage Loans and upon the claims-paying ability of the Certificate Insurer. Any reduction in a rating assigned to the claims-paying ability of the Certificate Insurer below the rating initially given to the Offered Certificates may result in a reduction in the rating of the Offered Certificates. The rating by the Rating Agencies of the Offered Certificates is not a recommendation to purchase, hold or sell the Offered Certificates, inasmuch as such rating does not comment as to the market price or suitability for a particular investor. There is no assurance that the ratings will remain in place for any given period of time or that the ratings will not be lowered or withdrawn by the Rating Agencies. In general, the ratings address credit risk and do not address the likelihood of prepayments. The ratings of the Certificates do not address the possibility of the imposition of United States withholding tax with respect to non-U.S. persons.

     [Legal Considerations--Lien Priority. The Mortgage Loans are secured predominantly by second mortgages. Mortgage Loans secured by second mortgages are entitled to proceeds that remain from the sale of the related Mortgaged Property after any related senior mortgage loan and prior statutory liens have been satisfied. In the event that such proceeds are insufficient to satisfy such loans and prior liens in the aggregate and the Certificate Insurer is unable to perform its obligations under the Certificate Insurance Policy, the Holders of Certificates will bear (i) the risk of delay in distributions while a deficiency judgment, if any, against the borrower is sought and (ii) the risk of loss if the deficiency judgment cannot be obtained or is not realized upon. See "Certain Legal Aspects of the Loans" in the Prospectus.]

     Bankruptcy and Insolvency Risks. The sale of the Mortgage Loans from the Seller to the Depositor will be treated as a sale of the Mortgage Loans. However, in the event of an insolvency of the Seller, the trustee in bankruptcy of the Seller may attempt to recharacterize the sale of the Mortgage Loans as a borrowing by the Seller, secured by a pledge of the applicable Mortgage Loans. If the trustee in bankruptcy decided to challenge such transfer, delays in payments of the Offered Certificates and reductions in the amounts thereof could occur. The Depositor will warrant in the Pooling and Servicing Agreement that the transfer of the Mortgage Loans by it to the Trust Fund is either a valid transfer and assignment of such Mortgage Loans to the Trust Fund or the grant to the Trust Fund of a security interest in such Mortgage Loans.

     In the event of a bankruptcy or insolvency of the Master Servicer, the bankruptcy trustee or receiver may have the power to prevent the Trustee or the Offered CertificateholderHolders of Offered Certificates from appointing a successor Master Servicer.

     Geographic Concentration. As of the Cut-off Date, not more than approximately ___% (by Cut-off Date Principal Balance) of the Mortgaged Properties are expected to be located in the State of _____________. An overall decline in the _____________ residential real estate market could adversely affect the values of the Mortgaged Properties securing such Mortgage Loans such that the Principal Balances of the related Mortgage Loans could equal or exceed the value of such Mortgaged Properties. As the residential real estate market is influenced by many factors, including the general condition of the economy and interest rates, no assurances may be given that the _____________ residential real estate market will not weaken. If the _____________ residential real estate market should experience an overall decline in property values after the dates of origination of such Mortgage Loans, the rates of losses on such Mortgage Loans would be expected to increase, and could increase substantially.

     [Delinquent Mortgage Loans. The Trust Fund will include Mortgage Loans which are 59 or fewer days delinquent as of the Cut-off Date. It is expected that the Cut-off Date Principal Balance of the Mortgage Loans which are between 30 days and 59 days delinquent as of the Cut-off Date will not exceed ___%, respectively. If there are not sufficient funds from Available Funds for or overcollateralization, and the Certificate Insurer fails to perform its obligations under the Certificate Insurance Policy, the aggregate amount of principal returned to the related Certificateholders may be less than the respective Class Certificate Principal Balances on the day the Certificates were issued.]

     [Mortgage Loans with Balloon Payments. Approximately __% (by Cut-off Date Principal Balances) of the Mortgage Loans are expected to be "balloon loans" that provide for the payment of the unamortized loan balance of such Mortgage Loan in a single payment at maturity ("Balloon Loans"). Such Balloon Loans provide for equal monthly payments, consisting of principal and interest, generally based on a 30-year amortization schedule, and a single payment of the remaining balance of the Balloon Loan [15] years after origination. Amortization of a Balloon Loan based on a scheduled period that is longer than the term of the loan results in a remaining principal balance at maturity that is substantially larger than the regular scheduled payments. The Depositor does not have any information regarding the default history or prepayment history of payments on Balloon Loans. Because borrowers of Balloon Loans are required to make substantial single payments upon maturity, it is possible that the default risk associated with the Balloon Loans will be greater than that associated with fully-amortizing Mortgage Loans.]

     Consequences of Owning Book-Entry Certificates. Issuance of the Offered Certificates in book-entry form may reduce the liquidity of such Offered Certificates in the secondary trading market since investors may be unwilling to purchase Offered Certificates for which they cannot obtain physical certificates. See "Description of the Certificates-- Book-Entry Certificates" herein and "Risk Factors--Book-Entry Registration" in the Prospectus.

     Since transactions in the Offered Certificates can be effected only through DTC, CEDEL, Euroclear, participating organizations, indirect participants and certain banks, the ability of a Certificate Owner to pledge an Offered Certificate to persons or entities that do not participate in the DTC, CEDEL or Euroclear system may be limited due to lack of a physical certificate representing the Offered Certificates. See "Description of the Certificates--Book-Entry Certificates" herein and "Risk Factors--Book-Entry Registration" in the Prospectus.

     Certificate Owners may experience some delay in their receipt of distributions of interest and principal on the Offered Certificates since such distributions will be forwarded by the Trustee to DTC and DTC will credit such distributions to the accounts of its Participants (as defined herein) which will thereafter credit them to the accounts of Certificate Owners either directly or indirectly through indirect participants. Certificate Owners will not be recognized as Holders of Offered Certificates as such term is used in the Pooling and Servicing Agreement, and Certificate Owners will be permitted to exercise the rights of Holders of Offered Certificates only indirectly through DTC and its Participants. See "Description of the Certificates--Book-Entry Certificates" herein and "Risk Factors--Book-Entry Registration" in the Prospectus.

Individual Investors. The Offered Certificates may not be an appropriate investment for individual investors who do not have sufficient resources or expertise to evaluate the particular characteristics of the applicable Class of Offered Certificates, among other reasons because:

     * The yield to maturity of Offered Certificates purchased at a price other than par will be sensitive to the uncertain rate and timing of principal prepayments on the Mortgage Loans;

     * The rate of principal distributions on, and the weighted average life of, the Offered Certificates will be sensitive to the uncertain rate and timing of principal prepayments on the Mortgage Loans and, as such, the Offered Certificates may be inappropriate investments for an investor requiring a distribution of a particular amount of principal on a specific date or an otherwise predictable stream of distributions;

     * There can be no assurance that an investor will be able to reinvest amounts distributed in respect of principal on an Offered Certificate (which, in general, are expected to be greater during periods of relatively low interest rates) at a rate at least as high as the Pass-Through Rate applicable thereto; and

     * As discussed above, there can be no assurance that a secondary market for the Offered Certificates will develop or provide Holders of the Offered Certificate with liquidity of investment.

     For a discussion of additional risks pertaining to the Offered Certificates, see "Risk Factors" in the Prospectus.

                                THE MORTGAGE POOL
GENERAL

     The following discussion applies to the origination, sales and servicing practices of Norwest Bank in effect at the time of the origination of the Mortgage Loans.

     Certain information with respect to the Mortgage Loans expected to be included in the Mortgage Pool is set forth below. A detailed description of the Mortgage Loans actually delivered (the "Detailed Description") will be available to purchasers of the Certificates at or before, and will be filed on Form 8-K with the Securities and Exchange Commission within fifteen days after, delivery of the Certificates. The Detailed Description will specify the aggregate of the Principal Balances of the Mortgage Loans included in the Mortgage Pool as of the Cut-off Date (the "Cut-off Date Pool Principal Balance") and will also include, among other things, the following information regarding such Mortgage Loans: the outstanding Principal Balances of such Mortgage Loans as of the Cut-off Date, the lien priorities of such Mortgage Loans, the Mortgage Rates borne by such Mortgage Loans as of the Cut-off Date, the Combined Loan-to-Value Ratios of such Mortgage Loans, the remaining term to scheduled maturity of such Mortgage Loans, the type of properties securing such Mortgage Loans and the geographical distribution of such Mortgage Loans by state, in each case as of the Cut-off Date.

     It is expected that the Mortgage Pool will consist of Mortgage Loans with a Cut-off Date Pool Principal Balance of approximately $___________. [The Mortgage Loans will provide for the amortization of the amount financed over a series of monthly payments.] [The Mortgage Loans will provide for the amortization of the amount financed over a series of substantially equal monthly payments.] All of the Mortgage Loans will provide for payments due as of the first day of each month. The Mortgage Loans to be included in the Mortgage Pool will have been originated or purchased by Norwest Mortgage, Inc. ("Norwest Mortgage") and will have been originated substantially in accordance with Norwest Mortgage's underwriting criteria for subprime quality mortgage loans described herein under "--Underwritingin the Prospectus under "Loan Standards--Subprime Quality Mortgage Loans" or substantially in accordance with Norwest Mortgage's underwriting criteria for closed end second mortgage loans described herein under "Loan Program--Underwriting Standards" in the Prospectus.Programs-- Underwriting Standards--First Lien Subprime Mortgage Loans." Subprime mortgage loans are generally mortgage loans made to borrowers with prior credit difficulties.

     At origination, it is expected that at least ____% of the Mortgage Loans had a stated term to maturity of 30 years. Scheduled monthly payments made by the Mortgagors on the Mortgage Loans ("Scheduled Payments") either earlier or later than the scheduled due dates thereof will not affect the amortization schedule or the relative application of such payments to principal and interest. [Any Mortgage Loan may be prepaid in full or in part at any time; however, it is expected that at least ____% of the Mortgage Loans provide for the payment by the borrower of a prepayment charge in limited circumstances on full prepayments made within [five] years from the date of execution of the related Mortgage Note. In general, the Mortgage Note provides that a prepayment charge will apply if, during the first [five] years from the date of origination of such Mortgage Loan, the borrower prepays such Mortgage Loan in full. The amount of the prepayment charge will generally be equal to six months" advance interest calculated on the basis of the rate in effect at the time of such prepayment on the amount prepaid in excess of __% of the original balance of such Mortgage Loan.]

     [It is expected that substantially all of the Mortgage Loans will have a Mortgage Rate which is subject to semi- annual adjustment on the first day of the months specified in the related Mortgage Note (each such date, an "Adjustment Date") to equal the sum, rounded to the nearest 0._____ of (i) the average of the London interbank offered rates for six- month U.S. dollar deposits in the London market, [as set forth in The Wall Street Journal, or, if such rate ceases to be published in The Wall Street Journal or becomes unavailable for any reason,] then based upon a new index selected by the Trustee, as holder of the related Mortgage Note, with the consent of the Certificate Insurer, based on comparable information, in each case as most recently announced as of a date 45 days prior to such Adjustment Date (the "Mortgage Index"), and (ii) a fixed percentage amount specified in the related Mortgage Note (the "Gross Margin"); provided, however, that the Mortgage Rate will not increase or decrease by more than ____% on any Adjustment Date (the "Periodic Rate Cap") for substantially all of the Mortgage Loans. It is expected that substantially all of the Mortgage Loans will have been originated with Mortgage Rates less than the sum of the then applicable Mortgage Index values and the related Gross Margins, rounded as described herein. It is expected that not more than _____% of the Mortgage Loans will have fixed Mortgage Rates for [24] months (the "2/28 Mortgage Loans") after origination thereof before becoming subject to the semi-annual adjustment described in the preceding sentences. It is expected that substantially all of the Mortgage Loans will provide that over the life of each such Mortgage Loan the Mortgage Rate will in no event be more than the initial Mortgage Rate plus ____% (the "Maximum Mortgage Rate"). It is expected that substantially all of the Mortgage Loans will provide that in no event will the Mortgage Rate for each such Mortgage Loan be less than the initial Mortgage Rate (such rate, the "Minimum Mortgage Rate"). Effective with the first payment due on a Mortgage Loan, after each related Adjustment Date, the monthly payment will be adjusted to an amount which will fully amortize the outstanding principal balance of the Mortgage Loan over its remaining term.]

     The "Loan-to-Value Ratio" of a Mortgage Loan is equal to (i) theat any given time is the fraction, expressed as a percentage, the numerator of which is the original principal balance of such Mortgage Loan at the date of origination, divided by (ii)nd the denominator of which is the Collateral Value of the related Mortgaged Property. The "Collateral Value" of a Mortgaged Property is the lesser of (x) the appraised value based on an appraisal made for Norwest Bank by an independent fee appraiser at the time of the, other than with respect to certain Mortgage Loans origination of the related Mortgage Loan, and (y) the sales price of such Mortgaged Property at such time of origination. With respect to a Mortgage Loan the proceeds of which were used to refinance an existing mortgage loan, the Collateral Value is the appraised value of the Mortgaged Property based upon th (each, a "Refinance Loan"), is the lesser of (x) the appraised value determined in an appraisal obtained by the originator at origination of the related Mortgage Loan, and (y) the sales price for such Mortgaged Property at such time of origination. In the case of Refinance Loans, the "Collateral Value" of the related Mortgaged Property is the appraised value thereof determined in an appraisal obtained at the time of refinancing. No assurance can be given that the values of the Mortgaged Properties have remained or will remain at their levels as of the dates of origination of the related Mortgage Loans.

     It is expected that not more than ___% of the Mortgage Loans will be contractually delinquent for thirty or more days as of the Cut-off Date.

     The following information sets forth in tabular format certain information, as of the Cut-off Date, as to the Mortgage Loans expected to be included in the Mortgage Pool.

                            MORTGAGE LOAN STATISTICS*

Number of Mortgage Loans................................................
Cut-off Date Pool Principal Balance.....................................
Cut-off Date Principal Balance:
    Range...............................................................
    Average.............................................................
Months Remaining to Scheduled Maturity:
    Range...............................................................
    Weighted Average....................................................
Mortgage Rate:
    Range...............................................................
    Weighted Average....................................................
Margins:
    Range...............................................................
    Weighted Average....................................................
Maximum Mortgage Rate:
    Range...............................................................
    Weighted Average....................................................
Weighted Average Loan-to-Value Ratio....................................
    Loan-to-Value Ratio over 80.........................................
    Loan-to-Value Ratio over 90%........................................
Next Adjustment Date (other than 2/28 Mortgage Loans)
    Range...............................................................
    Weighted Average....................................................
Next Adjustment Date for 2/28 Mortgage Loans
    Range...............................................................
    Weighted Average....................................................
Purpose
    Purchase............................................................
    Refinance...........................................................
 State Distribution of Mortgaged Properties:
    Located in California...............................................
    Located in Michigan.................................................
    Located in Colorado.................................................
    Number of other States and District of Columbia
(concentrations of
      5.0% or less per State)...........................................
Types of Mortgaged Properties:
    Single Family.......................................................
    Condominiums........................................................
    [Planned Unit Developments (PUD)....................................
    ]...................................................................
    Two- to Four-Family.................................................
Lien Priorities:
    First Lien..........................................................
    Second LienTwo- to Four-Family......................................
 -------------
* Approximate. Actual amounts and percentages may vary depending on the actual Mortgage Loans included in the Mortgage Pool.

ASSIGNMENT OF THE MORTGAGE LOANS

     Pursuant to the Pooling and Servicing Agreement, the Depositor on the Closing Date will sell, transfer, assign, set over and otherwise convey without recourse to the Trustee in trust for the benefit of the Certificateholders and the Certificate Insurer all right, title and interest of the Depositor in and to each Mortgage Loan and all right, title and interest in and to all other assets included in the Trust Fund, including all principal and interest received on or with respect to the Mortgage Loans on and after the Cut-off Date exclusive of principal due prior to the Cut-off Date.

     In connection with such transfer and assignment, the Depositor will deliver on the Closing Date the following documentsdocuments described in the Prospectus under "The Agreements - Assignment of the Trust Fund Assets - Assignment of the Loans" (collectively constituting the "Trustee's Mortgage File") with respect to each Mortgage Loan:

                  * the original Mortgage Note, endorsed by Norwest Bank or the originator of the Mortgage Loan, without recourse in the following form: "Pay to the order of without recourse," with all intervening endorsements that show a complete chain of endorsement from the originator to Norwest Bank;

                  * the original recorded Mortgage;

                  * a duly executed assignment of the Mortgage to ____________________, a __________ banking corporation, as trustee under the Pooling and Servicing Agreement dated as of ___________, 199_, [New Corporation], Asset-Backed Certificates, Series 199_-_, without recourse"; in recordable form, as described in the Pooling and Servicing Agreement;

                  * the original recorded assignment or assignments of the Mortgage together with all interim recorded assignments of such Mortgage;

                  * the original or copies of each assumption, modification, written assurance or substitution agreement, if any; and

                  * the original or duplicate original lender's title policy and all riders thereto or, in the event such original title policy has not been received from the insurer, any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company, with the original policy of title insurance to be delivered within one year of the Closing Date.

     Assignments of the Mortgage Loans to the Trustee (or its nominee) will be recorded in the appropriate public office for real property records, except in states (such as California) as to which an opinion of counsel is delivered to the effect that such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Depositor or the Seller. As to any Mortgage Loan, the recording requirement exception described in the preceding sentence is applicable only so long as the related Mortgage File is maintained in the possession of the Trustee in one of the states to which such exception applies. In the event any such assignment is delivered to the Trustee in blank and the related Mortgage File is released by the Trustee pursuant to applicable provisions of the Pooling and Servicing Agreement, the Trustee shall complete such assignment as provided in subparagraph (iii) above prior to any such release. In the event such recording is required to protect the interest of the Trustee in the Mortgage Loans, the Master Servicer is required to cause each previously unrecorded assignment to be submitted for recording.

     The Trustee will review the Mortgage Loan documents on or prior to the Closing Date and will hold such documents in trust for the benefit of the Holders of the Certificates and the Certificate Insurer. After the Closing Date, if any document is found to be missing or defective in any material respect, the Trustee is required to notify the Master Servicer, the Seller and the Certificate Insurer in writing. If the Seller cannot or does not cure such omission or defect within 960 days of its receipt of notice from the Trustee, the Seller is required to repurchase the related Mortgage Loan from the Trust Fund at a price (the "Purchase Price") equal to 100% of the Stated Principal Balance thereof plus accrued and unpaid interest thereon, at a rate equal to the applicable Mortgage Rate to the first day of the month in which the Purchase Price is to be distributed to holders of Certificates. Rather than repurchase the Mortgage Loan as provided above, the Seller may remove such Mortgage Loan (a "Deleted Mortgage Loan") from the Trust Fund and substitute in its place another Mortgage Loan of like kind (a "Replacement Mortgage Loan"); [however, such substitution is only permitted within two years after the Closing Date, and may not be made unless an opinion of counsel is provided to the effect that such substitution would not disqualify the Trust Fund as a REMIC or result in a prohibited transaction tax under the Code]. Any Replacement Mortgage Loan generally will, on the date of substitution, among other characteristics set forth in the Pooling and Servicing Agreement, (i) have a Stated Principal Balance, after deduction of the principal portion of the scheduled payment due in the month of substitution, not in excess of, and not less than 90% of, the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by the Seller in the Certificate Account not later than the succeeding Determination Date and held for distribution to the holders of Certificates on the related Distribution Date), (ii) [(1) have a Maximum Mortgage Rate not more than 1% per annum higher or lower than the Maximum Mortgage Rate of the Deleted Mortgage Loan, (2) have a Minimum Mortgage Rate not more than 1% per annum higher or lower than the Minimum Mortgage Rate of the Deleted Mortgage Loan, (3) have the same Mortgage Index and Periodic Rate Cap as the Deleted Mortgage Loan and a Gross Margin not more than 1% per annum higher or lower than that of the Deleted Mortgage Loan and (4) have the same or higher credit quality characteristics than that of the Deleted Mortgage Loan,] [(1) have a Mortgage Rate not more than 1% higher or lower than the Mortgage Rate of the Deleted Mortgage Loan and (2) not be a Balloon Loan unless the Deleted Mortgage Loan was a Balloon Loan, (iii) be accruing interest at a rate not more than 1% per annum higher or lower than that of the Deleted Mortgage Loan, (iv) have a Loan-to-Value Ratio no higher than that of the Deleted Mortgage Loan, (v) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan,] (vi) [not permit conversion of the related Mortgage Rate to a fixed Mortgage Rate] [not permit conversion of the related Mortgage Rate to an adjustable Mortgage Rate], (vii) have the same lien priority as the Deleted Mortgage Loan, (viii) provide for a prepayment charge on terms substantially similar to those of the prepayment charge, if any, of the Deleted Mortgage Loan, (ix) constitute the same occupancy type as the Deleted Mortgage Loan, and (x) comply with all of the representations and warranties set forth in the Pooling and Servicing Agreement as of the date of substitution. This cure, repurchase or substitution obligation constitutes the sole remedy available to the Certificateholders, the Trustee or the Depositor for omission of, or a material defect in, a Mortgage Loan document.


                         SERVICING OF THE MORTGAGE LOANS

GENERAL

     The Master Servicer will be responsible for securities administration and the servicing of the Mortgage Loans in accordance with the terms set forth in the Pooling and Servicing Agreement. The Master Servicer may perform any of its obligations under the Pooling and Servicing Agreement through one or more subservicers. Notwithstanding any such subservicing arrangement, the Master Servicer will remain liable for its servicing duties and obligations under the Pooling and Servicing Agreement as if the Master Servicer alone were servicing the Mortgage Loans. It is expected that the Master ServicerNorwest Mortgage will subservice each of the Mortgage Loans withoutunder a subservicing agreement to be in effect as of the Closing Dates.

THE MASTER SERVICER

     Norwest Bank Minnesota, National Association ("Norwest Bank"), a national banking association originally chartered in 1872, will act as the Master Servicer of the Mortgage Loans pursuant to the Pooling and Servicing Agreement. Norwest Bank is engaged in a wide variety of activities typical of a national bank.

     As of ___________, 199_, Norwest Bank provided master servicing for prime quality mortgage loans of all types with an aggregate principal balance of approximately $___ billion. No specific delinquency or foreclosure data relating to the Master Servicer's master servicing portfolio is provided because the Master Servicer has no master servicing experience with respect to subprime mortgage loans.

     Norwest bBank's principal office is located at Norwest Center, Sixth and Marquette, Minneapolis, Minnesota 55479. Norwest Bank conducts its master servicing and securities administrative services at its offices in Columbia, Maryland. Its address there is 11000 Broken Land Parkway, Columbia, Maryland 21044-3662 and its telephone number is (410) 884-2000. --------- * Delinquencies are reported on a contractual basis.]

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

     The Master Servicer will be paid a monthly fee from interest collected with respect to each Mortgage Loan (as well as from any liquidation proceeds from a Liquidated Mortgage Loan that are applied to accrued and unpaid interest) equal to one-twelfth of the Stated Principal Balance thereof multiplied by the Servicing Fee Rate (such product, the "Servicing Fee"). The "Servicing Fee Rate" for each Mortgage Loan will equal [0.50%] per annum. The amount of the monthly Servicing Fee is subject to adjustment with respect to prepaid Mortgage Loans, as described herein under "-- Adjustment to Servicing Fee in Connection with Certain Prepaid Mortgage Loans." The Master Servicer is also entitled to receive, as additional servicing compensation, amounts in respect of interest paid on Principal Prepayments (as defined below) received from the 2nd day through the [16th] day of a month ("Prepayment Interest Excess"), all late payment fees, assumption fees, prepayment penalties and other similar charges and all reinvestment income earned on amounts on deposit in the Certificate Account and Distribution Account. The Master Servicer is obligated to pay certain ongoing expenses associated with the Mortgage Loans and incurred by the Trustee in connection with its responsibilities under the Pooling and Servicing Agreement.

     [When a borrower prepays all or a portion of a Mortgage Loan between scheduled monthly payment dates ("Due Dates"), the borrower pays interest on the amount prepaid only to the date of prepayment. Principal Prepayments (as defined below) received from the 2nd day through the [16th] day of a month are included in the related distribution on the [25th] day of the same month, and accordingly no shortfall in interest otherwise distributable to Holders of Certificates results. Conversely, Principal Prepayments received from the [17th] day of a month to the first day of the following month are not distributed until the [25th] day of such following month, and accordingly an interest shortfall (a "Prepayment Interest Shortfall") would result. In order to mitigate the effect of any such shortfall in interest distributions to Holders of Certificates on any Distribution Date, an amount not in excess of the Servicing Fee otherwise payable to the Master Servicer in respect the Mortgage Loan for such month shall, to the extent of such shortfall, be deposited by the Master Servicer in the Certificate Account for distribution to Holders of Certificates on such Distribution Date. However, any such reduction in the Servicing Fee will be made only to the extent of the Servicing Fee otherwise payable to the Master Servicer with respect to Scheduled Payments on Mortgage Loans having the Due Date to which such Distribution Date relates. Any such deposit by the Master Servicer will be reflected in the distributions to Holders of Certificates made on the Distribution Date on which the Principal Prepayment received would be distributed.]

ADVANCES

     Subject to the following limitations, on the Business Day prior to each Distribution Date, the Master Servicer will be required to advance its own funds, or funds in the Certificate Account that do not constitute Available Funds (as defined herein) for such Distribution Date, in an amount equal to the aggregate of payments of principal and interest on the Mortgage Loans (net of the applicable Servicing Fee) that were due during the related Due Period and delinquent on the related Determination Date, together with an amount equivalent to interest (adjusted to the applicable Net Mortgage Rate) deemed due on each Mortgage Loan as to which the related Mortgaged Property has been acquired by the Master Servicer through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan ("REO Property"), such latter amount to be calculated after taking into account any rental income from such Mortgaged Property (any such advance, an "Advance", and the date of any such Advance, as described herein, a "Master Servicer Advance Date").

     Advances are intended to maintain a regular flow of scheduled interest and principal payments on the Offered Certificates rather than to guarantee or insure against losses. The Master Servicer is obligated to make Advances through liquidation of each Mortgage Loan with respect to delinquent payments of principal of or interest on such Mortgage Loan (net of the applicable Servicing
Fee) to the extent that such Advances are, in its judgment, reasonably recoverable from future payments and collections or insurance payments or proceeds of liquidation of the related Mortgage Loan. If the Master Servicer determines on any Determination Date to make an Advance, such Advance will be included with the distribution to Holders of Certificates on the related Distribution Date. Any failure by the Master Servicer to make an Advance as required under the Pooling and Servicing Agreement will constitute an event of default thereunder, in which case the Trustee, as successor master servicer, or such other entity as may be appointed as successor master servicer, will be obligated to make any such Advance in accordance with the terms of the Pooling and Servicing Agreement.


                         DESCRIPTION OF THE CERTIFICATES

GENERAL

     The Offered Certificates will be issued pursuant to a Pooling and Servicing Agreement, dated as of __________, 199_ (the "Pooling and Servicing Agreement"), among the Depositor, the Master Servicer, the Seller and the Trustee. Set forth below are summaries of the material terms and provisions pursuant to which the Offered Certificates will be issued. The following summaries are subject to, and are qualified in their entirety by reference to, the provisions of the Pooling and Servicing Agreement. When particular provisions or terms used in the Pooling and Servicing Agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference.

     The Directors Asset Conduit Corporation Asset- Backed Certificates, Series 199_-_ will consist of (i) the Class A-1 Certificates (the "Class A-1 Certificates"), (ii) the Class A-2 Certificates (the "Class A-2 Certificates"),
(iii) the Class A-3 Certificates (the "Class A-3 Certificates"), (iv) the Class A-4 Certificates (the "Class A-4 Certificates"), (v) the Class A-5 Certificates (the "Class A-5 Certificates" and, together with the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates and the Class A-4 Certificates, the "Offered Certificates") and (vi) the Class R Certificates (the "Residual Certificates"). The Offered Certificates and the Residual Certificates are collectively referred to herein as the "Certificates." Only the Offered Certificates are offered hereby.

     The Offered Certificates are expected to have an initial Certificate Principal Balance of approximately $___________ and will evidence a senior beneficial ownership interest in the Trust Fund. The remaining beneficial ownership interest in the Trust Fund will be evidenced by the Residual Certificates, which do not have a principal balance and will evidence a residual interest in the Trust Fund. The rights of the Residual Certificateholders to receive distributions with respect to the Mortgage Loans will be subordinate to the rights of the Offered CertificateholderHolders of Offered Certificates, to the extent described herein.

     The Offered Certificates will be issued in book-entry form as described below. The Offered Certificates will be issued in minimum dollar denominations of $______ and integral multiples of $_____ in excess thereof. The assumed final maturity date of the Class A-1 Certificates is the Distribution Date occurring in _______ 20__, which is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan. [The assumed final maturity date of the Class A-5 Certificates is the Distribution Date occurring in ________ 20__, which is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan.] The assumed final maturity date of the Class A-2 Certificates, the Class A-3 Certificates and the Class A-4 Certificates is the Distribution Date occurring in ________ 20__, ________ 20__ and _______ 20__, respectively, and has been calculated on the basis of the "Assumed Mortgage Loan Characteristics" set forth under "Yield, Maturity and Prepayment and Maturity Considerations--Weighted Average Lives of the Offered Certificates", the assumption that there are no prepayments on the Mortgage Loans, no Net Excess Cashflow is used, and the Master Servicer does not exercise its right of optional termination as described herein is not exercised.

BOOK-ENTRY CERTIFICATES

     The Offered Certificates will be book-entry Certificates (the "Book-Entry Certificates"). Persons acquiring beneficial ownership interests in the Offered Certificates ("Certificate Owners") may elect to hold their Offered Certificates through the Depository Trust Company ("DTC") in the United States, or CEDEL or Euroclear (in Europe) if they are participants of such systems, or indirectly through organizations which are participants in such systems. The Book-Entry Certificates will be issued in one or more certificates which equal the aggregate principal balance of the Offered Certificates and will initially be registered in the name of Cede & Co., the nominee of DTC. CEDEL and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in CEDEL's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank will act as depositary for CEDEL and Chase will act as depositary for Euroclear (in such capacities, individually the "Relevant Depositary" and collectively the "European Depositaries"). Investors may hold such beneficial interests in the Book-Entry Certificates in minimum denominations representing Class Certificate Principal Balances of $______ and integral multiples of $_____ in excess thereof. Except as described below, no person acquiring a Book-Entry Certificate (each, a "beneficial owner") will be entitled to receive a physical certificate representing such Offered Certificate (a "Definitive Certificate"). Unless and until Definitive Certificates are issued, it is anticipated that the only Certificateholder of the Offered Certificates will be Cede & Co., as nominee of DTC. Certificate Owners will not be Certificateholders as that term is used in the Agreement. Certificate Owners are only permitted to exercise their rights indirectly through the participating organizations that utilize the services of DTC, including securities brokers and dealers, banks and trust companies and clearing corporations and certain other organizations ("Participants") and DTC.

     The beneficial owner's ownership of a Book-Entry Certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains the beneficial owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Book-Entry Certificate will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's Financial Intermediary is not a DTC participant and on the records of CEDEL or Euroclear, as appropriate).

     Certificate Owners will receive all distributions of principal of, and interest on, the Offered Certificates from the Trustee through DTC and DTC participants. While the Offered Certificates are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Offered Certificates and is required to receive and transmit distributions of principal of, and interest on, the Offered Certificates. Participants and organizations which have indirect access to the DTC system, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("Indirect Participants"), with whom Certificate Owners have accounts with respect to Offered Certificates are similarly required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Certificate Owners. Accordingly, although Certificate Owners will not possess certificates, the Rules provide a mechanism by which Certificate Owners will receive distributions and will be able to transfer their interest.

     Certificate Owners will not receive or be entitled to receive certificates representing their respective interests in the Offered Certificates, except under the limited circumstances described below. Unless and until Definitive Certificates are issued, Certificate Owners who are not Participants may transfer ownership of Offered Certificates only through Participants and Indirect Participants by instructing such Participants and Indirect Participants to transfer Offered Certificates, by book-entry transfer, through DTC for the account of the purchasers of such Offered Certificates, which account is maintained with their respective Participants. Under the Rules and in accordance with DTC's normal procedures, transfers of ownership of Offered Certificates will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the Participants and Indirect Participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Certificate Owners.

     Because of time zone differences, credits of securities received in CEDEL, or Euroclear as a result of a transaction with a Participant will be made during, subsequent securities settlement processing and dated the business day following, the DTC settlement date. Such credits or any transactions in such securities, settled during such processing will be reported to the relevant Euroclear or CEDEL Participants on such business day. Cash received in CEDEL or Euroclear, as a result of sales of securities by or through a CEDEL Participant (as defined, below) or Euroclear Participant (as defined below) to a DTC Participant, will be received with value on the DTC settlement date but will be available in the relevant CEDEL or Euroclear cash account only as of the business day following settlement in DTC. For information with respect to tax documentation procedures, relating to the Offered Certificates, see "Federal Income Tax Consequences--Foreign Investors" and "--Backup Withholding" herein and "Global, Clearance, Settlement And Tax Documentation Procedures-- Certain U.S. Federal Income Tax Documentation Requirements" in Annex I hereto.

     Transfers between Participants will occur in accordance with DTC rules. Transfers between CEDEL Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.

     Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through CEDEL Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the Relevant Depositary; however, such cross market transactions will require delivery of instructions to the relevant European international clearing system by the counterpart in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the Relevant Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. CEDEL Participants and Euroclear Participants may not deliver instructions directly to the European Depositaries.

     DTC, which is a New York-chartered limited purpose trust company, performs services for its participants, some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC participant in the Book-Entry Certificates, whether held for its own account or as a nominee for another person. In general, beneficial ownership of Book-Entry Certificates will be subject to the rules, regulations and procedures governing DTC and DTC participants as in effect from time to time.

     CEDEL is incorporated under the laws of Luxembourg as a professional depository. CEDEL holds securities for its participating organizations ("CEDEL Participants") and facilitates the clearance and settlement of securities transactions between CEDEL Participants through electronic book-entry changes in accounts of CEDEL Participants, thereby eliminating the need for physical movement of certificates. Transactions may be settled in CEDEL in any of 28 currencies, including United States dollars. CEDEL provides to its CEDEL Participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. CEDEL interfaces with domestic markets in several countries. As a professional depository, CEDEL is subject to regulation by the Luxembourg Monetary Institute. CEDEL participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to CEDEL is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a CEDEL Participant, either directly or indirectly.

     Euroclear was created in 1968 to hold securities for participants of Euroclear ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may now be settled in any of 32 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of Morgan Guaranty Trust Company of New York (the "Euroclear Operator"), under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the "Cooperative"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

     The Euroclear Operator is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

     Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

     Distributions on the Book-Entry Certificates will be made on each Distribution Date by the Trustee to DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable DTC participants in accordance with DTC's normal procedures. Each DTC participant will be responsible for disbursing such payments to the beneficial owners of the Book-Entry Certificates that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the beneficial owners of the Book- Entry Certificates that it represents.

     Under a book-entry format, beneficial owners of the Book-Entry Certificates may experience some delay in their receipt of payments, since such payments will be forwarded by the Trustee to Cede. Distributions with respect to Offered Certificates held through CEDEL or Euroclear will be credited to the cash accounts of CEDEL Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by the Relevant Depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See "Federal Income Tax Consequences--Foreign Investors" and "--Backup Withholding" herein. Because DTC can only act on behalf of Financial Intermediaries, the ability of a beneficial owner to pledge Book-Entry Certificates to persons or entities that do not participate in the depository system, or otherwise take actions in respect of such Book- Entry Certificates, may be limited due to the lack of physical certificates for such Book-Entry Certificates. In addition, issuance of the Book-Entry Certificates in book-entry form may reduce the liquidity of such Offered Certificates in the secondary market since certain potential investors may be unwilling to purchase Offered Certificates for which they cannot obtain physical certificates.

     Monthly and annual reports on the Trust Fund provided by the Master Servicer to CEDE, as nominee of DTC, may be made available to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting DTC or the Relevant Depositary, and to the Financial Intermediaries to whose DTC accounts the Book-Entry Certificates of such beneficial owners are credited.

     DTC has advised the Depositor and the Trustee that, unless and until Definitive Certificates are issued, DTC will take any action permitted to be taken by the holders of the Book-Entry Certificates under the Agreement only at the direction of one or more Financial Intermediaries to whose DTC accounts the Book-Entry Certificates are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Certificates. CEDEL or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a Holder of an Offered Certificate under the Pooling and Servicing Agreement on behalf of a CEDEL Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depositary to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related Participants, with respect to some Offered Certificates which conflict with actions taken with respect to other Offered Certificates.

     Definitive Certificates will be issued to beneficial owners of the Book-Entry Certificates, or their nominees, rather than to DTC, only if (a) DTC or the Depositor advises the Trustee in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depositary with respect to the Book-Entry Certificates and the Depositor or the Trustee is unable to locate a qualified successor, (b) the Depositor at its sole option, elects to terminate a book-entry system through DTC or (c) after the occurrence of an Event of Default (as defined herein), beneficial owners having not less than 51% of the Voting Rights (as defined herein) evidenced by the Offered Certificates advise the Trustee and DTC through the Financial Intermediaries and the DTC participants in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interests of beneficial owners.

     Upon the occurrence of any of the events described in the immediately preceding paragraph, the Trustee will be required to notify all beneficial owners of the occurrence of such event and the availability through DTC of Definitive Certificates. Upon surrender by DTC of the global certificate or certificates representing the Book-Entry Certificates and instructions for re-registration, the Trustee will issue Definitive Certificates, and thereafter the Trustee will recognize the holders of such Definitive Certificates as Holders of Offered Certificates under the Pooling and Servicing Agreement.

     Although DTC, CEDEL and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Certificates among participants of DTC, CEDEL and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

 DISTRIBUTIONS

     General. Distributions on the Certificates will be made by the Trustee on the [25th] day of each month, or if such day is not a Business Day, on the first Business Day thereafter, commencing in __________ 199_ (each, a "Distribution Date"), to the persons in whose names such Certificates are registered at the close of business on the last Business Day of the month preceding the month of such Distribution Date (the "Record Date").

     Distributions on each Distribution Date will be made by check mailed to the address of the person entitled thereto as it appears on the Certificate Register or, in the case of any Certificateholder that holds 100% of a Class of Certificates or who holds a Class of Certificates with an aggregate initial Class Certificate Principal Balance of [$1,000,000] or more and that has so notified the Trustee in writing in accordance with the Pooling and Servicing Agreement, by wire transfer in immediately available funds to the account of such Certificateholder at a bank or other depository institution having appropriate wire transfer facilities; provided, however, that the final distribution in retirement of the Certificates will be made only upon presentation and surrender of such Certificates at the Corporate Trust Office of the Trustee. On each Distribution Date, a Holder of a Certificate will receive such Holder's Percentage Interest of the amounts required to be distributed with respect to the applicable Class of Certificates. The "Percentage Interest" evidenced by a Certificate will equal the percentage derived by dividing the denomination of such Certificate by the aggregate denominations of all Certificates of the applicable Class.

DEPOSITS TO THE CERTIFICATE ACCOUNT

     The Trustee shall establish and, initially, maintain an account (the "Certificate Account") on behalf of the Certificateholders and the Certificate Insurer. Within two[TWO] Business Days after receipt, the Master Servicer shall remit to the Trustee (or, in the event the Certificate Account is maintained with another institution pursuant to the Pooling and Servicing Agreement, to such institution) for deposit into the Certificate Account the following payments and collections received or made by it on or subsequent to the Cut-off Date (to the extent not applied in computing the Cut-off Date Pool Principal Balance):

               (i) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

               (ii) all payments on account of interest (other than interest accruing on the Mortgage Loans prior to the Cutoff Date) on the Mortgage Loans, net of the related Servicing Fee;

               (iii) all proceeds of any insurance policies (to the extent such proceeds are not applied to the restoration of the property or released to the mortgagor in accordance with the Master Servicer's normal servicing procedures), other than proceeds that represent reimbursement of the Master Servicer's costs and expenses incurred in connection with presenting claims under the related insurance policies ("Insurance Proceeds"), all other net proceeds received in connection with the partial or complete liquidation of Mortgage Loans (whether through trustee's sale, foreclosure sale or otherwise) or in connection with any condemnation or partial release of a Mortgaged Property, together with the net proceeds received with respect to any Mortgage Properties acquired by the Master Servicer by foreclosure or deed in lieu of foreclosure in connection with defaulted Mortgage Loans (other than the amount of such net proceeds representing any profit realized by the Master Servicer in connection with the disposition of any such properties) (together with Insurance Proceeds, "Liquidation Proceeds");

               (iv) all payments made by the Master Servicer in respect of Prepayment Interest Shortfalls;

               (v) any amount required to be deposited by the Master Servicer in connection with any losses on investment of funds in the Certificate Account;

               (vi) any amounts required to be deposited by the Master Servicer with respect to any deductible clause in any blanket hazard insurance policy maintained by the Master Servicer in lieu of requiring each mortgagor to maintain a primary hazard insurance policy;

               (vii) all amounts required to be deposited in connection with shortfalls in the principal amount of Replacement Mortgage Loans; and

               (viii) all Advances.

WITHDRAWALS FROM THE CERTIFICATE ACCOUNT

     The Master Servicer (or the Depositor or the Seller, as applicable) may from time to time direct the Trustee to withdraw funds from the Certificate Account prior to the close of business on the related Determination Date for the following purposes:

               (i) to pay to the Master Servicer the Servicing Fee to the extent not previously paid to or withheld by the Master Servicer (subject to reduction as described above under "Servicing of the Mortgage Loans--Adjustment to Servicing Fee in Connection with Prepaid Mortgage Loans") and, as additional servicing compensation, prepayment penalties, assumption fees, late payment charges, net earnings on or investment income with respect to funds in or credited to the Certificate Account, the amount of Prepayment Interest Excess for the related Prepayment Period and any Excess Proceeds;

               (ii) to reimburse the Master Servicer for Advances, such right of reimbursement with respect to any Mortgage Loan pursuant to this clause (ii) being limited to amounts received that represent late recoveries of payments of principal and/or interest on the related Mortgage Loan (or Insurance Proceeds or Liquidation Proceeds with respect thereto) with respect to which such Advance was made;

               (iii) to reimburse the Master Servicer for any Advances previously made that the Master Servicer has determined to be nonrecoverable, such right of reimbursement with respect to any Mortgage Loan pursuant to this clause (iii) being limited to amounts received in respect of Mortgage Loans with respect to which such Advance was made;

               (iv) to reimburse the Master Servicer from Insurance Proceeds for expenses incurred by the Master Servicer and covered by the related insurance policies;

               (v) to pay the Master Servicer any unpaid Servicing Fees and to reimburse it for any unreimbursed ordinary and necessary out-of-pocket costs and expenses incurred by the Master Servicer in the performance of its master servicing obligations, such right of reimbursement pursuant to this clause (v) being limited to amounts received representing late recoveries of the payments of such costs and expenses (or Liquidation Proceeds, purchase proceeds or repurchase proceeds with respect thereto);

               (vi) to pay to the Depositor, the Seller or the Master Servicer, as applicable, with respect to each Mortgage Loan or mortgaged property acquired in respect thereof that has been purchased by the Depositor, the Seller or the Master Servicer from the Trust Fund pursuant to the Pooling and Servicing Agreement, all amounts received thereon and not taken into account in determining the related Stated Principal Balance of such repurchased Mortgage Loan;

               (vii) to reimburse the Seller, the Master Servicer or the Depositor for expenses incurred and reimbursable pursuant to the Pooling and Servicing Agreement, such right of reimbursement pursuant to this clause (vii) being limited to amounts received;

               (viii) to withdraw any amount deposited in the Certificate Account and not required to be deposited therein; and

               (ix) to clear and terminate the Certificate Account upon termination of the Pooling and Servicing Agreement.

     In addition, not later than [1:00 P.M.] on each Master Servicer Advance Date, the Trustee shall withdraw from the Certificate Account the amount of Available Funds, to the extent on deposit, and the Trustee shall deposit such amount in the Distribution Account, as described below.

DEPOSITS TO THE DISTRIBUTION ACCOUNT

     The Trustee shall establish and maintain a distribution account (the "Distribution Account") on behalf of the Certificateholders and the Certificate Insurer. The Trustee shall, promptly upon receipt, deposit in the Distribution Account and retain therein (i) the aggregate amount withdrawn by it from the Certificate Account; (ii) any amount required to be deposited by the Master Servicer in connection with any losses on investment of funds in the Distribution Account; and (iii) any Insured Payment made by the Certificate Insurer.

 WITHDRAWALS FROM THE DISTRIBUTION ACCOUNT

     The Trustee shall withdraw funds from the Distribution Account for distribution to the Certificate Insurer and the Certificateholders as described below under "--Allocation of Available Funds" and may from time to time make withdrawals from the Distribution Account (i) to pay to the Master Servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Distribution Account; (ii) to withdraw any amount deposited in the Distribution Account and not required to be deposited therein; and (iii) to clear and terminate the Distribution Account upon the termination of the Pooling and Servicing Agreement.

ALLOCATION OF AVAILABLE FUNDS

     Distributions to Holders of Certificates will be made on each Distribution Date. "Available Funds" as of any Distribution Date, is the sum of the following amounts (without duplication):

               (i) the aggregate amount on deposit in the Certificate Account as of the close of business on the immediately preceding Determination Date;

               (ii) Advances for such Distribution Date; and

               (iii) any amounts deposited by the Master Servicer in the Certificate Account in respect of Prepayment Interest Shortfalls during the related Prepayment Period,

              less the sum of:

                  (x) the portion thereof representing (A) Principal Prepayments and Liquidation Proceeds received after the last day of the related Prepayment Period and (B) all Scheduled Payments or portions thereof received in respect of scheduled principal and interest on the Mortgage Loans due after the preceding Due Date; and

                  (y) amounts permitted to be withdrawn from the Certificate
              Account pursuant to clauses (i)-(viii), inclusive, under "--Withdrawals from the Certificate Account" above.

     On each Distribution Date, the Trustee will withdraw from the Distribution Account (a) the amount of any Insured Payment and (b) all Available Funds then on deposit and will distribute the same as follows:

     A. Certificates. With respect to the Certificates, the Available Funds and Insured Payment relating to such Certificate Group in the following order of priority:

               (i) to the Certificate Insurer, the Premium Amount (except during the continuation of a payment default under the Certificate Insurance Policy);

               (ii) to the Certificateholders, an amount equal to the Interest Distribution Amount for the Certificates;

               (iii) sequentially, to the Holders of the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates and the Class A-5 Certificates, in that order, an amount equal to the related Group Principal Distribution Amount (excluding any Subordination Increase Amount included therein), until the respective Class Certificate Principal Balances thereof are reduced to zero; and

               (iv) to the Certificate Insurer, the portion of the Reimbursement Amount.

     B. Overcollateralization. On any Distribution Date, to the extent that there are Available Funds remaining after making distributions required to be made pursuant to A. (i)-(iv) above, such amount shall be applied to the Class Certificate Principal Balance of the applicable Class as specified in A. (iii) above until the Subordinated Amount on such Distribution Date is equal to the Required Subordinated Amount on such Distribution Date.

     C. Basis Risk Carryover Amount. After making distributions referred to in subclauses A and B above, the Trustee shall make distributions to the extent of the Available Funds, to the Class A-1 Certificateholders, the aggregate Class A-1 Basis Risk Carryover Amount.

     D. Residual Payment. As more fully described in the Pooling and Servicing Agreement, the remaining Available Funds, if any, for such Distribution Date will be distributed to the Holders of the Residual Certificates.

 OVERCOLLATERALIZATION PROVISIONS

     Overcollateralization Resulting from Cash Flow Structure. The Pooling and Servicing Agreement requires that, on each Distribution Date, the Net Monthly Excess Cashflow, if any, is to be applied to accelerate payment of principal on the Offered Certificates until the Subordinated Amount is equal to the Required Subordinated Amount andfor such Distribution Date. This application of the Net Monthly Excess Cashflow has the effect of accelerating the amortization of the Offered Certificates relative to the amortization of the Mortgage Loans, and of increasing the Subordinated Amount.

     The Pooling and Servicing Agreement provides that in the event of a permitted reduction in the Required Subordinated Amount, a portion of the amount that would otherwise be distributed as principal to Holders of the Offered Certificates on such date shall instead be distributed to the Holders of the Residual Certificates. This application of principal has the effect of decelerating the amortization of such Offered Certificates relative to the amortization of the Mortgage Loans, and of reducing the Subordinated Amount.

     The Pooling and Servicing Agreement provides that, on any Distribution Date, all unscheduled collections on account of principal during the period beginning on the opening of business on the [17th] day of the month preceding the month in which the related Distribution Date occurs and ending on the close of business on the [16th] day of the month in which such Distribution Date occurs (the "Prepayment Period") are to be distributed to the Holders of the Offered Certificates on such Distribution Date. If any Mortgage Loan became a Liquidated Loan during such Prepayment Period, a Realized Loss could result. The Pooling and Servicing Agreement does not contain any provision that requires the amount of any Realized Loss to be distributed to the Holders of the Offered Certificates on the Distribution Date immediately following the event of loss; i.e., the Pooling and Servicing Agreement does not require the current recovery of losses. However, the occurrence of a Realized Loss would reduce the Subordinated Amount, which, to the extent that such reduction caused the Subordinated Amount to be less than the Required Subordinated Amount andfor such Distribution Date, would require the payment of a Subordination Increase Amount on such Distribution Date (or, in the event of insufficient Available Funds on such Distribution Date, on subsequent Distribution Dates, until such Subordinated Amount equaled the Required Subordinated Amount). The effect of the foregoing is to allocate losses to the Holders of the Residual Certificates by reducing, or eliminating entirely, payments of Net Monthly Excess Cashflow and of Subordination Reduction Amounts that such Holders would otherwise receive. Investors in the Offered Certificates should realize that, under extreme loss or delinquency scenarios, they may temporarily receive no distributions of principal.

     Overcollateralization and the Certificate Insurance Policy. The Pooling and Servicing Agreement requires the Trustee to make a claim for an Insured Payment for a Certificate Group under the Certificate Insurance Policy not later than the second Business Day prior to any Distribution Date as to which the Trustee has determined that an Available Funds Shortfall with respect to the related Loan Group is likely to occur, for the purpose of applying the proceeds of such Insured Payment as a payment of Insured Distribution Amount for such Certificate Group on such Distribution Date.

DEFINITIONS

     The "Accrual Period" for a Distribution Date is [(a) in the case of the [Class A-1 Certificates and the Class A-2 Certificates,] the period commencing on the Distribution Date occurring in the month immediately preceding the month in which such Distribution Date occurs (or, in the case of the initial Accrual Period, commencing on the Closing Date) and ending on the day immediately preceding such Distribution Date], and [(b) in the case of the [Class A-3 Certificates, the Class A-4 Certificates and the Class A-5 Certificates,] the calendar month preceding the month of such Distribution Date].

     The "Available Funds Shortfall" as of any Distribution Date is an amount equal to the excess of (i) the sum of (a) the Interest Distribution Amount for such Distribution Date and (b) the Subordination Deficit over (ii) Available Funds (Premium Amount) for such Distribution Date (but not less than zero).

     The "Carry-Forward Amount" as of any Distribution Date equals the sum of
(i) the amount, if any, by which (a) the Insured Distribution Amount for the immediately preceding Distribution Date exceeded (b) the amount actually distributed to the Holders of each class of Certificates on such Distribution Date in respect of such Insured Distribution Amount (including, without limitation, any related Insured Payments (as defined herein)) and (ii) 30 days' interest on the interest portion of the amount in clause (i) at [(a) in the case of the Class A-1 Certificates, the applicable Pass-Through Rate for such Distribution Date] and [(b) in the case of the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 and the Class A-5 Certificates, at the weighted average of the Pass-Through Rates for the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates and the Class A-5 Certificates].

     The "Class A-1 Available Funds Cap" as of any Distribution Date is a per annum rate equal to a fraction, expressed as a percentage, the numerator of which is equal to the excess of (i) the sum of (a) the aggregate amount of interest due on the Mortgage Loans on the related Due Date (to the extent received or advanced) and (b) the Subordination Reduction Amount, if any, for such Distribution Date, over (ii) the sum of (a) the Servicing Fee, (b) the Premium Amount payable to the Certificate Insurer and (c) the Available Funds Rate Adjustment for such Distribution Date, and the denominator of which is equal to (1) the Class Certificate Principal Balance of the Class A-1 Certificates for such Distribution Date multiplied by (2) the actual number of days elapsed in the related Accrual Period divided by 360.

     The "Class A-1 Basis Risk Carryover Amount" as of any Distribution Date is equal to the sum of (A) if on such Distribution Date the Pass-Through Rate for the Class A-1 Certificates is based upon the Class A-1 Available Funds Cap, the excess of (i) the amount of interest the Class A-1 Certificates would otherwise be entitled to receive on such Distribution Date had such rate been calculated as the sum of One-Month LIBOR and the applicable Class A-1 Pass- Through Margin for such Distribution Date, up to the Class A-1 Weighted Maximum Rate Cap for such Distribution Date over (ii) the amount of interest payable on the Class A-1 Certificates at the Class A-1 Available Funds Cap for such Distribution Date and
(B) the Class A-1 Basis Risk Carryover Amount for all previous Distribution Dates not previously paid pursuant to the "--Allocation of Available Funds" above together with interest thereon at a rate equal to the sum of One-Month LIBOR and the applicable Class A-1 Pass-Through Margin for such Distribution Date. The Certificate Insurance Policy does not cover the payment, nor do the ratings assigned to the Class A-1 Certificates address the likelihood of the payment, of any Class A-1 Basis Risk Carryover Amount.

     The "Class A-1 Pass-Through Margin" will equal ____% (__ basis points) per annum until the first Accrual Period after the Optional Termination Date, at which time the Class A-1 Pass-Through Margin will equal ____% (__ basis points) per annum.

     The "Class A-1 Weighted Maximum Rate Cap" as of any Distribution Date is equal to (i) the weighted average of the Maximum Mortgage Rates on the Mortgage Loans on such Distribution Date minus (ii) the sum of (a) the Servicing Fee Rate and (b) the Premium Percentage.

     The "Class A-2 Net Funds Cap" as of any Distribution Date is equal to (i) the weighted average of the Mortgage Rates on the Mortgage Loans on such Distribution Date minus (ii) the sum of (a) the Servicing Fee Rate and (b) Premium Percentage.

     The "Class A-2 Pass-Through Margin" will equal ____% (__ basis points) per annum.

     The "Class Certificate Principal Balance" of any class of Offered Certificates, as of any Distribution Date, will be equal to the Class Certificate Principal Balance thereof on the Closing Date (the "OriginInitial Class Certificate Principal Balance") minus all distributions in respect of principal allocated thereto on previous Distribution Dates.

     A "Deficiency Amount" for a Distribution Date is the Available Funds Shortfall for such Distribution Date.

     A "Due Period" with respect to any Distribution Date is the period beginning on the second day of the calendar month preceding the calendar month in which such Distribution Date occurs and ending on the Due Date in the month in which such Distribution Date occurs.

     "Excess Proceeds" with respect to any Liquidated Loan, is the amount by which Liquidation Proceeds (as defined herein) in respect of such Liquidated Loan exceeds the sum of (i) the Stated Principal Balance of such Liquidated Loan as of the date of such liquidation and (ii) interest at the related Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the Due Date in the month in which such Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Loan outstanding during each Due Period as to which such interest was not paid or advanced.

     The "Excess Subordinated Amount" for a Distribution Date is the amount, if any, by which (i) the Subordinated Amount that would apply on such Distribution Date after taking into account all distributions to be made on such Distribution Date (without giving effect to any reductions in such Subordination Amount attributable to Subordination Reduction Amounts on such Distribution Date) exceeds (ii) the Required Subordinated Amount for such Distribution Date.

     The "Available Funds Rate Adjustment" as of any Distribution Date (a) prior to the [thirteenth] Distribution Date will equal zero and (b) beginning on the [thirteenth] Distribution Date will be equal to the product of (i) the Stated Principal Balance on such date and (ii) one-twelfth of [____% (___ basis points)].

     The "Principal Distribution Amount" for any Distribution Date equals the lesser of (a) the excess of (i) the sum, as of such Distribution Date, of (A) the Available Funds less the Premium Amount for such Distribution Date and (B) any Insured Payment over (ii) the related Interest Distribution Amount for such Distribution Date and (b) the sum, without duplication, of (i) the portion of any Carry-Forward Amount that relates to a shortfall in a distribution of a Subordination Deficit, (ii) all scheduled installments of principal of the Mortgage Loans due during the related Due Period that were received by the Master Servicer on or before the related Determination Date or as to which the Master Servicer made an Advance on the related Master Servicer Advance Date, together with all unscheduled recoveries of principal on the Mortgage Loans received by the Master Servicer during the related Prepayment Period (excluding certain amounts received in respect of scheduled principal on the Mortgage Loans due after the related Due Date), (iii) the Stated Principal Balance of each Mortgage Loan that either was purchased or repurchased, as the case may be, by the Seller, the Depositor or the Master Servicer during the related Prepayment Period, (iv) any Substitution Adjustment Amounts delivered by the Seller during the related Prepayment Period in connection with the substitution of Mortgage Loans, (v) all Liquidation Proceeds collected by the Master Servicer during the related Prepayment Period (to the extent such Liquidation Proceeds are related to principal), (vi) the amount of any Subordination Deficit for such Distribution Date, (vii) such Certificate Group's share of the proceeds received by the Trustee of any termination of the Trust Fund (to the extent such proceeds are related to principal) and (viii) the amount of any Subordination Increase Amount for such Distribution Date (to the extent of any Net Excess Monthly Cash Flow available for such purpose); minus (ix) the amount of any Subordination Reduction Amount for such Distribution Date. In no event will the Group Principal Distribution Amount with respect to any Distribution Date be less than zero or greater than the then outstanding aggregate Class Certificate Principal Balance of the Certificates.

     The "Insured Distribution Amount" for a Distribution Date is the sum of (i) on each Distribution Date, the Interest Distribution Amount, (ii) on each Distribution Date, the amount of the Subordination Deficit, if any, and (iii) any Preference Amounts, in each case with respect to such Distribution Date.

     The "Interest Distribution Amount" for any Distribution Date equals the sum of (i) interest accrued for the related Accrual Period on the Class Certificate Principal Balance of each class of Certificates at the applicable Pass-Through Rate, as reduced by the sum of (a) Prepayment Interest Shortfalls, if any, for such Distribution Date to the extent not covered by one-half of the applicable portion of the Servicing Fee as described above under "Servicing of the Mortgage Loans-- Adjustment to Servicing Fee in Connection with Certain Prepaid Mortgage Loans" and (b) shortfalls resulting from the Soldiers" and Sailors"' and Sailors' Civil Relief Act of 1940 ("Relief Act Shortfalls") and (ii) that portion of the Carry-Forward Amount relating to a shortfall (other than a Prepayment Interest Shortfall or Relief Act Shortfall) in a distribution of an Interest Distribution Amount. The Interest Distribution Amount is calculated on the basis of [(a) in the case of the Class A-1 Certificates and the Class A-2 Certificates, a 360-day year and the actual number of days elapsed during the related Accrual Period] and [(b) in the case of the Class A-3 Certificates, the Class A-4 Certificates and the Class A-5 Certificates, a 360-day year consisting of twelve 30-day months].

     The "Net Monthly Excess Cashflow" for any Distribution Date equals the amount, if any, by which (i) the Available Funds for such Distribution Date (less the Premium Amount for such Distribution Date) exceeds (ii) the sum of (a) the aggregate Interest Distribution Amount for such Distribution Date plus the amount described in clause (b) of the definition of Principal Distribution Amount (calculated for this purpose without regard to any Subordination Increase Amount or portion thereof included therein) and (b) any Reimbursement Amount owed to the Certificate Insurer.

     The "Pass-Through Rate" as to the [Class A-1 Certificates for any Distribution Date shall be the per annum rate equal to the lesser of (i) the sum of (a) One-Month LIBOR (as defined in "--Calculation of One-Month LIBOR" below) and (b) the applicable Class A-1 Pass-Through Margin and (ii) the Class A-1 Available Funds Cap for such Distribution Date]. The Pass-Through Rate for the [Class A-2 Certificates and a particular Distribution Date will be equal to the lesser of (i) the sum of (a) One-Month LIBOR and (b) the Class A-2 Pass- Through Margin and (ii) the Class A-2 Net Funds Cap]. The Pass-Through Rate for the [Class A-3 Certificates, the Class A-4 Certificates and the Class A-5 Certificates for any Distribution Date will be as set forth on the cover page hereof].

     The "Premium Amount" and payable to the Certificate Insurer on any Distribution Date (commencing with the second Distribution Date) equals one-twelfth of the product of a per annum rate (the "Premium Percentage") set forth in the Insurance Agreement and the aggregate Class Certificate Principal Balance of the Offered Certificates for such Distribution Date; provided, however, that for any Distribution Date on which a Certificate Insurer Default has occurred and is continuing, the Premium Amount will be equal to zero.

     A "Principal Prepayment" with respect to any Distribution Date is any mortgagor payment or other recovery of principal on a Mortgage Loan (including all proceeds allocable to principal of any Mortgage Loan or property acquired in respect thereof that has been repurchased by the Depositor or the Seller or purchased by the Master Servicer) that is received in advance of its scheduled Due Date and is not accompanied by an amount representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

     The "Pool Stated Principal Balance" as of any date is the aggregate Stated Principal Balance of the Mortgage Loans as of such date.

     A "Realized Loss" (i) with respect to any defaulted Mortgage Loan that is finally liquidated (a "Liquidated Loan") is the amount of loss realized equal to the portion of the Stated Principal Balance remaining unpaid after application of all amounts recovered (net of amounts reimbursable to the Master Servicer for related Advances, expenses and Servicing Fees) towards interest and principal owing on such Liquidated Loan and (ii) with respect to certain Mortgage Loans the principal balances or the scheduled payments of principal and interest of which have been reduced in connection with bankruptcy proceedings, the amount of such reduction.

     The "Reimbursement Amount" as of any Distribution Date is the amount of all Insured Payments made by the Certificate Insurer pursuant to the Certificate Insurance Policy and certain other amounts owed to the Certificate Insurer pursuant to the Insurance Agreement (together with interest thereon at the Late Payment Rate (as defined in the Insurance Agreement) that have not been previously repaid as of such Distribution Date.

     The "Required Subordinated Amount" as of any Distribution Date will initially equal a percentage, calculable in accordance with the Pooling and Servicing Agreement and the Insurance Agreement dated as of __________, 199_ (the "Insurance Agreement") among the Certificate Insurer, the Depositor, the Master Servicer and the Trustee, of the Cut-off Date Principal Balance of the Mortgage Loans. The Pooling and Servicing Agreement and Insurance Agreement generally provide that the Required Subordinated Amount may, over time, decrease or increase, subject to certain floors, caps and triggers.

     The "Stated Principal Balance" of any Mortgage Loan or related REO Property equals (i) as of the Cut-off Date and each day thereafter to and including the first Distribution Date, the Cut-off Date Principal Balance thereof, and (ii) as of any Distribution Date after the first Distribution Date, such Cut-off Date Principal Balance minus the sum of (a) the principal portion of the Scheduled Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the immediately preceding Distribution Date which were received by the Master Servicer as of the close of business on the Determination Date related to such preceding Distribution Date or with respect to which Advances were made on the Master Servicer Advance Date prior to such preceding Distribution Date, (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Liquidation Proceeds to the extent applied by the Master Servicer as recoveries of principal with respect to such Mortgage Loan or REO Property, which were received by the Master Servicer as of the close of business on the Determination Date related to such preceding Distribution Date, and (c) any Realized Loss with respect thereto applied prior to the close of business on the Determination Date relating to such preceding Distribution Date; provided, however, that the Stated Principal Balance of any Mortgage Loan that becomes a Liquidated Loan will be zero immediately following the Distribution Date that follows the Prepayment Period in which such Mortgage Loan becomes a Liquidated Loan.

     The "Subordinated Amount" with respect to any Distribution Date is the amount (not less than zero), if any, by which (i) Pool Stated Principal Balance immediately following such Distribution Date exceeds (ii) the aggregate Class Certificate Principal Balance of the Certificates as of such Distribution Date after giving effect to the payment of the Principal Distribution Amount on such Distribution Date.

     A "Subordination Deficiency Amount" with respect to any Distribution Date is the amount, if any, by which the Required Subordinated Amount as of such Distribution Date exceeds the Subordinated Amount as of such Distribution Date before taking into account the payment of any related Subordination Increase Amounts on such Distribution Date.

     A "Subordination Deficit" with respect to any Distribution Date is the amount, if any, by which (i) the aggregate Class Certificate Principal Balance of the Certificates as of such Distribution Date, after giving effect to the payment of the Principal Distribution Amount on such Distribution Date (except for any payment to be made as to principal constituting a related Insured Payment), exceeds (ii) the Pool Stated Principal Balance immediately following such Distribution Date.

     A "Subordination Increase Amount" with respect to any Distribution Date is the lesser of (a) the Subordination Deficiency Amount as of such Distribution Date (after taking into account the payment of the Principal Distribution Amount on such Distribution Date (other than any Subordination Increase Amount)) and
(b) the amount of Net Monthly Excess Cashflow on such Distribution Date.

     The "Subordination Reduction Amount" with respect to any Distribution Date equals the lesser of (i) the Excess Subordinated Amount for such Distribution Date and (ii) the sum, without duplication, of the amounts specified in clauses
(b)(ii) through (v) and (vii) of the definition of "Principal Distribution Amount" above.

     The "Substitution Adjustment Amount" as of the date of substitution by the Seller of one or more Replacement Mortgage Loans for one or more Mortgage Loans that are removed from the Mortgage Pool equals the amount (if any) by which the aggregate principal balance of such Replacement Mortgage Loans is less than the aggregate Stated Principal Balance (after application of the scheduled principal portion of the monthly payments due in the month of substitution) of all such removed Mortgage Loans.

[CALCULATION OF ONE-MONTH LIBOR

     On the second LIBOR Business Day (as defined below) preceding the commencement of each Accrual Period for the Variable Rate Certificates (each such date, an "LIBOR Determination Date"), the Trustee will determine the London interbank offered rate for one-month United States dollar deposits ("One-Month LIBOR") for such Accrual Period for the Variable Rate Certificates on the basis of the offered rates of the Reference Banks for one-month United States dollar deposits, as such rates appear on [the Reuters Screen LIBO Page,] as of 11:00 a.m. (London time) on such LIBOR Determination Date. As used in this section, "LIBOR Business Day" means a day on which banks are open for dealing in foreign currency and exchange in London and New York City; ["Reuters Screen LIBO Page"] means the display designated as page "LIBO" on the [Reuters Monitor Money Rates Service] (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks); and "Reference Banks" means four leading banks engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) whose quotations appear on the Reuters Screen LIBO Page on the LIBOR Determination Date in question, (iii) which have been designated as such by the Trustee and (iv) not controlling, controlled by, or under common control with, the Depositor, Norwest Bank or any successor Master Servicer.

     On each Interest Determination Date, One-Month LIBOR for the related Accrual Period for the Variable Rate Certificates will be established by the Trustee as described in the Prospectus under "Description of the Securities--Indices Applicable to Floating Rate and Inverse Floating Rate Classes--LIBOR."

     The establishment of One-Month LIBOR on each Interest Determination Date by the Trustee and the Trustee's calculation of the rates of interest applicable to the Variable Rate Certificates for the related Accrual Period shall (in the absence of manifest error) be final and binding.]

REPORTS TO CERTIFICATEHOLDERS

     On each Distribution Date, the Trustee will forward to each Certificateholder, the Master Servicer, the Depositor and the Certificate Insurer a statement generally setting forth, among other information:

               (i) the amount of the related distribution to Holders of each Class of Offered Certificates allocable to principal, separately identifying (A) the aggregate amount of any Principal Prepayments included therein, and (B) the aggregate of all scheduled payments of principal included therein;

               (ii) the amount of such distribution to Holders of each Class of Offered Certificates allocable to interest;

               (iii) the amount of any Insured Payment included in the amounts distributed to each Class of Offered CertificateholderHolders of Offered Certificates on such Distribution Date;

               (iv) the Carry-Forward Amount;

               (v) the Class Certificate Principal Balance of each Class of Offered Certificates after giving effect to the distribution of principal on such Distribution Date;

               (vi) the Pool Stated Principal Balance for the following Distribution Date;

               (vii) the Required Subordinated Amount and the Subordinated Amount as of such Distribution Date;

               (viii) the amount of the Servicing Fee paid to or retained by the Master Servicer;

               (ix) the Pass-Through Rate for the [Class A-1 Certificates and the Class A-2 Certificates] for such Distribution Date;

               (x) the amount of Advances included in the distribution to the Certificates on such Distribution Date;

               (xi) the number and aggregate principal amounts of Mortgage Loans
          (A) delinquent (exclusive of Mortgage Loans in foreclosure) (1) 30 days, (2) 31 to 60 days, (3) 61 to 90 days and (4) 91 or more days, and (B) in foreclosure and delinquent (1) 30 days, (2) 31 to 60 days,
          (3) 61 to 90 days and (4) 91 or more days, in each case as of the close of business on the last day of the calendar month preceding such Distribution Date;

               (xii) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number, Stated Principal Balance of such Mortgage Loan as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition thereof;

               (xiii) the total number and principal balance of any REO Properties as of the close of business on the Determination Date preceding such Distribution Date;

               (xiv) the aggregate Stated Principal Balance of all Liquidated Loans and the aggregate of all Realized Losses relating thereto;

               (xv) with respect to any Liquidated Loan, the loan number, Stated Principal Balance and Realized Losses relating thereto; and

               (xvi) the amount of any Subordination Deficiency Amount after giving effect to the distribution of principal on such Distribution Date.

     In addition, within a reasonable period of time after the end of each calendar year, the Trustee will prepare and deliver to each Certificateholder of record during the previous calendar year a statement containing information necessary to enable Certificateholders to prepare their tax returns. Such statements will not have been examined and reported upon by an independent public accountant.

AMENDMENT

     The Pooling and Servicing Agreement may be amended by the Depositor, the Master Servicer, the Seller and the Trustee, without the consent of Certificateholders but only with the consent of the Certificate Insurer, for any of the purposes set forth under "The Agreements--Amendment" in the Prospectus. In addition, the Pooling and Servicing Agreement may be amended by the Depositor, the Master Servicer, the Seller and the Trustee with the consent of the Certificate Insurer and the Holders of a Majority in Interest of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder of such Certificate; (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in clause (i) above, without the consent of the Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating 66%; or
(iii) reduce the aforesaid percentage of aggregate outstanding principal amounts of Certificates of each Class, the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class.

OPTIONAL TERMINATION

     [The Seller, the MasterDepositor and the Master Servicer] will have the right to repurchase all remaining Mortgage Loans and REO Properties in the Trust Fund and thereby effect early retirement of all the Certificates, subject to the Pool Stated Principal Balance of the Mortgage Loans and REO Properties at the time of repurchase being less than or equal to [510%] of Cut-off Date Pool Principal Balance (the "Optional Termination Date"). Any such purchase of Mortgage Loans requires the consent of the Certificate Insurer if it would result in a draw on the Certificate Insurance Policy. In the event that the Master Servicer does not exercise this option and the Certificate Insurer did not refuse consenting to such option, the Certificate Insurer will have the option to purchase, in whole, the Mortgage Loans and REO Properties, if any, remaining in the Trust Fund on any such Distribution Date. In the event such option is exercised by the Master Servicer or the Certificate Insurer, the repurchase will be made at a price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property) plus accrued interest thereon at the applicable Mortgage Rate (or, if such option is exercised by the Master Servicer, at the applicable Net Mortgage
Rate)Rate, (ii) the appraised value of any REO Property (up to the Stated Principal Balance of the related Mortgage Loan), (iii) any unreimbursed out-of-pocket costs and expenses and the principal portion of Advances, in each case previously incurred by the Master Servicer in the performance of its servicing obligations and (iv) all amounts owed to the Certificate Insurer. Proceeds from such repurchase will be included in Available Funds and will be distributed to the Certificateholders. Any repurchase of the Mortgage Loans and REO Properties will result in an early retirement of the Certificates.

OPTIONAL PURCHASE OF DEFAULTED LOANS

     As to any Mortgage Loan which is delinquent in payment by 91 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trust Fund at a price equal to 100% of the Stated Principal Balance thereof plus accrued interest thereon at the applicable Mortgage Rate net of the Servicing Fee for such Mortgage Loan from the date through which interest was last paid by the related mortgagor or advanced to the first day of the month in which such amount is to be distributed.

EVENTS OF DEFAULT; MASTER SERVICER TERMINATION TRIGGER EVENT

     Events of Default will consist of: (i) any failure by the Master Servicer to deposit in the Certificate Account or the Distribution Account the required amounts or remit to the Trustee any payment (including an Advance required to be made under the terms of the Pooling and Servicing Agreement) which continues unremedied for five Business Days after written notice of such failure shall have been given to the Master Servicer by the Trustee, the Certificate Insurer or the Depositor, or to the Master Servicer and the Trustee by the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates; (ii) any failure by the Master Servicer to observe or perform in any material respect any other of its covenants or agreements, or any breach of a representation or warranty made by the Master Servicer, in the Pooling and Servicing Agreement, which continues unremedied for 60 days after the giving of written notice of such failure to the Master Servicer by the Trustee, the Certificate Insurer or the Depositor, or to the Master Servicer and the Trustee by the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates; or (iii) insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, and certain actions by or on behalf of the Master Servicer indicating its insolvency or inability to pay its obligations. A "Master Servicer Termination Trigger Event" will occur if certain loss or delinquency levels are exceeded with respect to the Mortgage Loans, as described in the Insurance Agreement. As of any date of determination, (i) Holders of the Offered Certificates will be allocated a percentage of all of the Voting Rights equal to 100% minus the fraction (expressed as a percentage) whose numerator is the sum of the Required Subordinated Amounts for each Certificate Group on such date and whose denominator is the Pool Stated Principal Balance on such date and (ii) Holders of the Residual Certificates will in the aggregate be allocated all of the remaining Voting Rights. Voting Rights will be allocated among the Certificates of each such class in accordance with their respective Percentage Interests.

RIGHTS UPON EVENT OF DEFAULT OR MASTER SERVICER TERMINATION
TRIGGER EVENT

     So long as an Event of Default under the Pooling and Servicing Agreement remains unremedied, the Trustee shall, but only upon the receipt of instructions from the Certificate Insurer or the Holders of Certificates having not less than 25% of the Voting Rights evidenced by the Certificates (with the prior written consent of the Certificate Insurer), terminate all of the rights and obligations of the Master Servicer under the Pooling and Servicing Agreement and in and to the Mortgage Loans, whereupon the Trustee will succeed to all of the responsibilities and duties of the Master Servicer under the Pooling and Servicing Agreement, including the obligation to make Advances. If a Master Servicer Termination Trigger Event occurs, the Trustee shall, but only upon receipt of written instructions from the Certificate Insurer, terminate all of the rights and obligations of the Master Servicer under the Pooling and Servicing Agreement and in and to the Mortgage Loans as described in the preceding sentence. No assurance can be given that termination of the rights and obligations of the Master Servicer under the Pooling and Servicing Agreement would not adversely affect the servicing of the Mortgage Loans, including the delinquency experience of the Mortgage Loans.

     No Certificateholder, solely by virtue of such Holder's status as a Certificateholder, will have any right under the Pooling and Servicing Agreement to institute any proceeding with respect thereto, unless such Holder previously has given to the Trustee written notice of the continuation of an Event of Default and unless the Holders of Certificates having not less than 25% of the Voting Rights evidenced by the Certificates have made written request to the Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable indemnity, the Certificate Insurer shall have consented thereto and the Trustee for 60 days has neglected or refused to institute any such proceeding.

THE TRUSTEE

     ____________________ will be the Trustee under the Pooling and Servicing Agreement. The Depositor and the Master Servicer may maintain other banking relationships in the ordinary course of business with the Trustee. Offered Certificates may be surrendered at the Corporate Trust Office of the Trustee located at _________________________, ________________________, Attention:
______________________ or at such other addresses as the Trustee may designate from time to time.

THE CERTIFICATE GUARANTY INSURANCE POLICY

     The following information and the information under "--The Certificate Insurer" herein have been supplied by __________________________ (the "Certificate Insurer") for inclusion in this Prospectus Supplement. No representation is made by the Underwriters, the Seller, the Master Servicer, the Depositor or any of their affiliates as to the accuracy or completeness of such information. Terms defined herein are exclusive to this section and "--The Certificate Insurer" herein. The Certificate Insurer, in consideration of the payment of the premium and subject to the terms of the Certificate Insurance Policy, thereby unconditionally and irrevocably guarantees to any Owner that an amount equal to each full and complete Insured Payment will be received by the Trustee, or its successor, on behalf of the Owners from the Insurer, for distribution by the Trustee to each Owner of each Owner's proportionate share of the Insured Payment. The Certificate Insurer's obligations under the Certificate Insurance Policy with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Trustee, whether or not such funds are properly applied by the Trustee. Insured Payments shall be made only at the time set forth in the Certificate Insurance Policy, and no accelerated Insured Payments shall be made regardless of any acceleration of the Offered Certificates, unless such acceleration is at the sole option of the Certificate Insurer.

     Notwithstanding the foregoing paragraph, the Certificate Insurance Policy does not cover shortfalls, if any, attributable to the liability of the Trust, the REMIC or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability).

     The Certificate Insurer will pay any Insured Payment that is a Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (i) a certified copy of the order requiring the return of a preference payment, (ii) an opinion of counsel satisfactory to the Certificate Insurer that such order is final and not subject to appeal, (iii) an assignment in such form as is reasonably required by the Certificate Insurer, irrevocably assigning to the Certificate Insurer all rights and claims of the Owner relating to or arising under the related Offered Certificates against the debtor which made such preference payment or otherwise with respect to such preference payment and (iv) appropriate instruments to effect the appointment of the Certificate Insurer as agent for such Owner in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Certificate Insurer, provided that if such documents are received after 12:00 noon New York City time on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the related Offered Certificates to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

     The Certificate Insurer will pay any other amount payable under the Certificate Insurance Policy no later than 12:00 noon, New York City time, on the later of the Distribution Date on which the related Deficiency Amount (as defined below) is due or the second Business Day following receipt in New York, New York on a Business Day by ___________, as Fiscal Agent for the Certificate Insurer or any successor fiscal agent appointed by the Certificate Insurer (the "Fiscal Agent") of a Notice (as described below); provided that if such Notice is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making a claim under the Certificate Insurance Policy it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Certificate Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Trustee and the Trustee may submit an amended Notice.

     Insured Payments due under the Policy, unless otherwise stated therein, will be disbursed by the Fiscal Agent to the Trustee on behalf of the Owners by wire transfer of immediately available funds in the amount of the Insured Payment less, in respect of Insured Payments related to Preference Amounts, any amount held by the Trustee for payment of such Insured Payment and legally available therefor.

     The Fiscal Agent is the agent of the Certificate Insurer only and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Certificate Insurer to deposit, or cause to be deposited, sufficient funds to make payments due under the Certificate Insurance Policy.

     As used in the Certificate Insurance Policy, the following terms shall have the following meanings:

               "Agreement" means the Pooling and Servicing Agreement, dated as of ___________, 199_ among Directors Acceptance Corporation, as DepositoDirectors Asset Conduit Corporation, as Depositor, Norwest Mortgage, Inc., as Seller, Norwest Bank Minnesota, National Association, as Master Servicer, and ____________________, as Trustee, without regard to any amendment or supplement thereto, unless such amendment or supplement has been approved in writing by the Certificate Insurer.

               "Business Day" means any day other than a Saturday, a Sunday or a day on which the Certificate Insurer or banking institutions in New York City or in the city in which the corporate trust office of the Trustee under the Pooling and Servicing Agreement or the Certificate Insurer is located are authorized or obligated by law or executive order to close.

               "Deficiency Amount" means, as of any Distribution Date, the Available Funds Shortfall for the related Loan Group.

               "Insured Payment" means (i) as of any Distribution Date, any Deficiency Amount and (ii) any Preference Amount.

               "Notice" means the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A attached to the Certificate Insurance Policy, the original of which is subsequently delivered by registered or certified mail, from the Trustee specifying the Insured Payment which shall be due and owing on the applicable Distribution Date.

               "Owner" means each Holder (as defined in the Pooling and Servicing Agreement) of any Offered Certificate who, on the applicable Distribution Date, is entitled under the terms of the Offered Certificates to payment thereunder.

               "Preference Amount" means any amount previously distributed to an Owner on the related Offered Certificates that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time in accordance with a final nonappealable order of a court having competent jurisdiction.

     Capitalized terms used in the Certificate Insurance Policy and not otherwise defined in the Certificate Insurance Policy shall have the respective meanings set forth in the Agreement as of the date of execution of the Certificate Insurance Policy, without giving effect to any subsequent amendment or modification to the Agreement unless such amendment or modification has been approved in writing by the Certificate Insurer.

     Any notice under the Certificate Insurance Policy or service of process on the Fiscal Agent may be made at the address listed below for the Fiscal Agent or such other address as the Certificate Insurer shall specify in writing to the Trustee.

     The notice address of the Fiscal Agent is ____________________________ _____________________, Attention: __________________________, or such other address as the Fiscal Agent shall specify in writing to the Trustee.

     The Certificate Insurance Policy is being issued under and pursuant to and shall be construed under, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

     The insurance provided by the Certificate Insurance Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

     The Certificate Insurance Policy is not cancelable for any reason. The premium on the Certificate Insurance Policy is not refundable for any reason including payment, or provision being made for payment, prior to maturity of the Offered Certificates.

THE CERTIFICATE INSURER

     The Certificate Insurer [______________________________________]. New York
has laws prescribing minimum capital requirements, limited classes and concentrations of investments and requiring the approval of policy rates and forms. State laws also regulate the amount of both the aggregate and individual risks that may be insured, the payment of dividends by the Certificate Insurer, changes in control and transactions among affiliates. Additionally, the Certificate Insurer is required to maintain contingency reserves on its liabilities in certain amounts and for certain periods of time.

     The consolidated financial statements of the Certificate Insurer, a wholly owned subsidiary of _________, and its subsidiaries as of December 31, 199_ and December 31, 199_ and for the three years ended December 31, 199_, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of _________ for the year ended December 31, 199_ and the consolidated financial statements of the Certificate Insurer and its subsidiaries for the nine months ended September 30, 199_ and for the periods ending September 30, 199_ and September 30, 199_ included in the Quarterly Report on Form 10-Q of _________ for the period ending September 30, 199_, are hereby incorporated by reference into this Prospectus Supplement and shall be deemed to be a part hereof. Any statement contained in a document incorporated by reference herein shall be modified or superseded for purposes of this Prospectus Supplement to the extent that a statement contained herein or in any other subsequently filed document which also is incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Prospectus Supplement.

     All financial statements of the Certificate Insurer and its subsidiaries included in documents filed by _________ pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, subsequent to the date of this Prospectus Supplement and prior to the termination of the offering of the Offered Certificates shall be deemed to be incorporated by reference into this Prospectus Supplement and to be a part hereof from the respective dates of filing such documents.

     The tables below present selected financial information of the Certificate Insurer determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities ("SAP") and generally accepted accounting principles ("GAAP").


                                                           SAP
                                       -----------------------------------------
                                               DECEMBER           SEPTEMBER
                                               31, 199_            30, 199_
                                       -----------------------------------------
                                               (AUDITED)         (UNAUDITED)
                                                      (IN MILLION)

Admitted Assets........................
Liabilities............................
Capital and Surplus....................


                                        ----------------------------------------
                                                          GAAP
                                        ----------------------------------------
                                               DECEMBER         SEPTEMBER
                                               31, 199_          30, 199_
                                        ----------------------------------------
                                               (AUDITED)       (UNAUDITED)
                                                      (IN MILLION)

Assets.................................
Liabilities............................
Capital and Surplus....................

     Copies of the financial statements of the Certificate Insurer incorporated by reference herein and copies of the Certificate Insurer's 199_ year-end audited financial statements prepared in accordance with statutory accounting practices are available, without charge, from the Certificate Insurer. The address of the Certificate Insurer is ________________, ____________________.
The telephone number of the Certificate Insurer is (___) ___-____.

     The Certificate Insurer does not accept any responsibility for the accuracy or completeness of this Prospectus Supplement or any information or disclosure contained herein, or omitted herefrom, other than with respect to the accuracy of the information regarding the Certificate Insurance Policy and the Certificate Insurer set forth under the heading "Description of the Certificates--The Certificate Guaranty Insurance Policy" herein. Additionally, the Certificate Insurer makes no representation regarding the Offered Certificates or the advisability of investing in the Offered Certificates.

     _______________________________ rates the claims paying ability of the Insurer "___."

     _______________________________ rates the claims paying ability of the Certificate Insurer "___."

     _______________________________ rates the claims paying ability of the Certificate Insurer "___."

     Each rating of the Certificate Insurer should be evaluated independently. The ratings reflect the respective rating aRating Agency's current assessment of the creditworthiness of the Certificate Insurer and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the above ratings may be obtained only from the applicable rating aRating Agency.

     The above ratings are not recommendations to buy, sell or hold the Offered Certificates, and such ratings may be subject to revision or withdrawal at any time by the rating aRating Agencies. Any downward revision or withdrawal of any of the above ratings may have an adverse effect on the market price of the Offered Certificates. The Insurer does not guaranty the market price of the Offered Certificates nor does it guaranty that the ratings on the Offered Certificates will not be revised or withdrawn.

RIGHTS OF THE CERTIFICATE INSURER

     The Pooling and Servicing Agreement provides that the Trustee is permitted to distribute Insured Payments only for purposes of paying the Holders of the Offered Certificates any Insured Distribution Amount for which a claim was made to the Certificate Insurer.

     In the event an Insured Payment is made, the Certificate Insurer, until all such Insured Payments have been fully reimbursed, will be entitled to receive the Reimbursement Amount.

     Provided no Certificate Insurer Default has occurred and is continuing, the Certificate Insurer shall have the right to direct certain actions of the Master Servicer and Trustee and shall control all Certificateholder consents, approvals and directions under the Pooling and Servicing Agreement.

     The Certificate Insurance Policy does not guarantee to the Holders of the Offered Certificates any specified rate of Principal Prepayments.


           YIELD, MATURITY AND PREPAYMENT AND MATURITY CONSIDERATIONS
GENERAL

     [The effective yields to the holders of the [Class A-3 Certificates, Class A-4 Certificates and Class A-5 Certificates] will be lower than the yields otherwise produced by the applicable rate at which interest is passed through to such holders and the purchase price of such Certificates because monthly distributions will not be payable to such holders until the [25th] day (or, if such day is not a Business Day, the following Business Day) of the month following the month in which interest accrues on the Mortgage Loans (without any additional distribution of interest or earnings thereon in respect of such delay).]

     [Each Accrual Period for the [Class A-1 Certificates and the Class A-2 Certificates] will consist of the actual number of days elapsed from the [25th] day of the month preceding the month of the applicable Distribution Date (or, in the case of the first Accrual Period, from the Closing Date) through the [24th] day of the month of such Distribution Date.]

INTEREST RATE FLUCTUATIONS

     [The yield to investors on the Class A-1 Certificates will be sensitive to, among other things, the level of One- Month LIBOR, the level of the Mortgage Index on each Interest Determination Date and to the additional limitations specified herein affecting the Pass-Through Rate for the Class A-1 Certificates. As described herein, the Pass-Through Rate for the Class A-1 Certificates may in no event exceed the applicable Class A-1 Available Funds Cap, which depends, in large part, on the Net Mortgage Rates of the Mortgage Loans in effect during the preceding calendar month. Disproportionate principal payments (whether resulting from full or partial prepayments) on Mortgage Loans having Net Mortgage Rates higher or lower than the Pass-Through Rate for the Class A-1 Certificates (as calculated solely pursuant to clauses (i) and (ii) of the definition of "Pass-Through Rate" for the Class A-1 Certificates herein) could therefore affect the yield on such Certificates. In particular, the yield to maturity of the Class A-1 Certificates could be lower than that otherwise produced if disproportionate principal payments (including prepayments) are made on Mortgage Loans having Net Mortgage Rates that exceed the related Pass-Through Rate. Although each of the Mortgage Loans bears interest at an adjustable rate, the interest rate on a majority of such Mortgage Loans will not adjust for two years, and thereafter, adjustments to such rate is subject to a Periodic Rate Cap and a Maximum Mortgage Rate. If the Mortgage Index changes substantially between Adjustment Dates, the adjusted Mortgage Rate on a related Mortgage Loan may not equal the Mortgage Index plus the related Gross Margin due to the constraint of such caps. In such event, the related Net Mortgage Rate will be less than would have been the case in the absence of such caps.]

     [The yield to investors on the Class A-2 Certificates will be sensitive to, among other things, the level of One- Month LIBOR, and to the additional limitations specified herein affecting the Pass-Through Rate for the Class A-2 Certificates. As described herein, the Pass-Through Rate for the Class A-2 Certificates may in no event exceed the applicable Class A-2 Net Funds Cap, which depends, in large part, on the Net Mortgage Rates of the Mortgage Loans in effect during the preceding calendar month. Disproportionate principal payments (whether resulting from full or partial prepayments) on Mortgage Loans having Net Mortgage Rates higher or lower than the Pass-Through Rate for the Class A-2 Certificates (as calculated solely pursuant to clauses (i) and (ii) of the definition of "Pass-Through Rate" for the Class A-2 Certificates herein) could therefore affect the yield on such Certificates. In particular, the yield to maturity of the Class A-2 Certificates could be lower than that otherwise produced if disproportionate principal payments (including prepayments) are made on Mortgage Loans having Net Mortgage Rates that exceed the related Pass-Through Rate.]

     [Although the Mortgage Rates on the Mortgage Loans also are subject to adjustment, the Mortgage Rates adjust less frequently than the Class A-1 Pass-Through Rate and adjust by reference to the Mortgage Index. Changes in One-Month LIBOR may not correlate with changes in the Mortgage Index and also may not correlate with prevailing interest rates. It is possible that an increased level of One-Month LIBOR could occur simultaneously with a lower level of prevailing interest rates which would be expected to result in faster prepayments, thereby reducing the weighted average life of the Class A-1 Certificates. In addition, the Mortgage Rate applicable to the Mortgage Loans and any Adjustment Date will be based on the Mortgage Index value most recently announced generally as of a date 45 days prior to such Adjustment Date. Thus, if the Mortgage Index value with respect to a Mortgage Loan rises, the lag in time before the corresponding Mortgage Rate increases will, all other things being equal, slow the upward adjustment of the Class A-1 Available Funds Cap. See "The Mortgage Pool" herein.]

     [Although the Pooling and Servicing Agreement provides a mechanism to pay any Class A-1 Basis Risk Carryover Amount, there is no assurance that funds will be available to pay such amount. In addition, the Certificate Insurance Policy will not cover the payment of, and the ratings assigned to the Class A-1 Certificates do not address the likelihood of the payment of, any such amount.]

     The extent to which the yield to maturity of an Offered Certificate may vary from the anticipated yield will depend upon the degree to which it is purchased at a discount or premium and, correspondingly, the degree to which the timing of payments thereon is sensitive to prepayments, liquidations and purchases of the Mortgage Loans. In particular, in the case of an Offered Certificate purchased at a discount, an investor should consider the risk that a slower than anticipated rate of principal payments, liquidations and purchases of the Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Offered Certificate purchased at a premium, the risk that a faster than anticipated rate of principal payments, liquidations and purchases of such Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield.

DEFAULTS AND DELINQUENT PAYMENTS

     The yield to maturity of the Offered Certificates will be sensitive to defaults and delinquent payments on the Mortgage Loans. If a purchaser of an Offered Certificate calculates its anticipated yield based on an assumed rate of default and amount of losses that is lower than the default rate and amount of losses actually incurred and not covered by the Certificate Insurance Policy, its actual yield to maturity will be lower than that so calculated and could, in the event of substantial losses, be negative. The timing of Realized Losses that are not covered by payments under the Certificate Insurance Policy will also affect an investor's actual yield to maturity even if the rate of defaults and severity of such losses are consistent with an investor's expectations. Realized Losses will reduce the Available Funds which will slow the amortization of the related Offered Certificates. A draw on the Certificate Insurance Policy in respect of principal will not be made unless a Subordination Deficit exists. Thus, Holders of the Offered Certificates may not receive reimbursement for Realized Losses in the month following the occurrence of such losses. However, such Holders are entitled to receive ultimate reimbursement for Realized Losses under the Certificate Insurance Policy. In general, the earlier a loss occurs, the greater is the effect on an investor's yield to maturity. There can be no assurance as to the delinquency, foreclosure or loss experience with respect to the Mortgage Loans. Because the Mortgage Loans are underwritten in accordance with standards less stringent than those generally acceptable to FNMA and FHLMC with regard to a borrower's credit standing and repayment ability, the risk of delinquencies with respect to, and losses on, the Mortgage Loans will be greater than that of mortgage loans underwritten in accordance with FNMA and FHLMC standards.

PREPAYMENT CONSIDERATIONS AND RISKS

     The rates of principal payments on the Offered Certificates, the aggregate amount of distributions on the Offered Certificates and the yield to maturity of the Offered Certificates will be related to, among other things, the rate and timing of payments of principal on the Mortgage Loans. The rate of principal payments on the Mortgage Loans will in turn be affected by the amortization schedules of the Mortgage Loans [(which, will change periodically to accommodate adjustments to the Mortgage Rates)] and by the rate of Principal Prepayments thereon (including for this purpose, prepayments resulting from (i) refinancing, (ii) liquidations of the Mortgage Loans due to defaults, casualties and condemnations and (iii) repurchases by the Depositor or the Seller or purchases by the Master Servicer). The Mortgage Loans may be prepaid by the mortgagors at any time; [however, it is expected that no more than ____% of the Mortgage Loans (by Pool Stated Principal Balance as of the Cut-off Date), will have a prepayment charge which may be applied to full prepayments by borrowers during the first [five] years after origination under the limited circumstances described above under "The Mortgage Pool--General"]. Increases in the required monthly payments on the Mortgage Loans in excess of those assumed in underwriting such Mortgage Loans may result in a default rate higher than that which may have been experienced had the Mortgage Loans borne fixed interest rates. The Mortgage Loans are subject to the "due-on-sale" provisions included therein.

     Prepayments, liquidations and purchases of the Mortgage Loans (including any optional purchase by the Master Servicer of a defaulted Mortgage Loan or any purchase by the Master Servicer or the Certificate Insurer of the remaining Mortgage Loans and REO Property in connection with the optional termination of the Trust Fund) will, subject to certain conditions, result in distributions to the Offered CertificateholderHolders of Offered Certificates of principal amounts that would otherwise be distributed over the remaining terms of the Mortgage Loans. Since the rate of payment of principal on the Mortgage Loans will depend on future events and a variety of factors, no assurance can be given as to such rate or the rate of Principal Prepayments.

     The rate of principal payments (including prepayments) on pools of mortgage loans may vary significantly over time and may be influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors"' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. No assurances can be given as to the rate of prepayments on the Mortgage Loans in stable or changing interest rate environments. [In general, if prevailing interest rates were to fall significantly below the Mortgage Rates on the Mortgage Loans or the Mortgage Rates on the 2/28 Mortgage Loans prior to their first Adjustment Dates, such Mortgage Loans could be subject to higher prepayment rates than if prevailing interest rates were to remain at or above the Mortgage Rates on such Mortgage Loans. Conversely, if prevailing interest rates were to rise significantly, the rate of prepayments on the Mortgage Loans would generally be expected to decrease.]

     [All of the Mortgage Loans are adjustable rate mortgage loans ("ARMs"). The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As is the case with conventional fixed-rate mortgage loans, ARMs may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates were to fall significantly, ARMs could be subject to higher prepayment rates than if prevailing interest rates were to remain constant because the availability of fixed-rate mortgage loans at competitive interest rates may encourage mortgagors to refinance their ARMs to "lock in" lower fixed interest rates. The existence of the applicable Periodic Rate Cap and Maximum Mortgage Rate also may affect the likelihood of prepayments resulting from refinancings. In addition, the 2/28 Mortgage Loans may experience prepayments at rates which differ from the other ARMs. Finally, the delinquency and loss experience of the ARMs may differ from that on the fixed rate Mortgage Loans because the amount of the monthly payments on the ARMs are subject to adjustment on each Adjustment Date. If such different experience were to occur, the prepayment experience on the Class A-1 Certificates may differ from that on the other classes of Offered Certificates.]

     The timing of changes in the rate of prepayments on the Mortgage Loans may significantly affect an investor's actual yield to maturity, even if the average rate of principal payments is consistent with an investor's expectation. In general, the earlier a prepayment of principal on the Mortgage Loans, the greater the effect on an investor's yield to maturity. The effect on an investor's yield of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Offered Certificates may not be offset by a subsequent like decrease (or increase) in the rate of principal payments.

OVERCOLLATERALIZATION PROVISIONS

     The operation of the overcollateralization provisions of the Pooling and Servicing Agreement will affect the weighted average lives of the Offered Certificates and consequently the yields to maturity of such CertificatesCertificates purchased at a discount or premium. Unless and until the Subordinated Amount equals the Required Subordinated Amount, Net Monthly Excess Cashflow will be applied as distributions of principal of the Offered Certificates, thereby reducing the weighted average lives thereof. The actual Subordinated Amount may change from Distribution Date to Distribution Date producing uneven distributions of Net Monthly Excess Cash Flow. There can be no assurance as to when or whether any Subordinated Amount will equal the Required Subordinated Amount.

     Net Monthly Excess Cashflow generally is a function of the excess of interest collected or advanced on the Mortgage Loans over the interest required to pay interest on the Offered Certificates, the premium for the Certificate Insurance Policy and certain Trust Fund expenses. Mortgage Loans with higher Net Mortgage Rates will contribute more interest to the Net Monthly Excess Cashflow. Mortgage Loans with higher Net Mortgage Rates may prepay faster than Mortgage Loans with relatively lower Net Mortgage Rates in response to a given change in market interest rates. Any such disproportionate prepayments of Mortgage Loans with higher Net Mortgage Rates may adversely affect the amount of Net Monthly Excess Cashflow available to make accelerated payments of principal of the Offered Certificates.

     As a result of the interaction of the foregoing factors, the effect of the overcollateralization provisions on the weighted average lives of the Offered Certificates may vary significantly over time and, from class to class.

[LIMITATION ON ADJUSTMENTS

     Although each of the Mortgage Loans bears interest at an adjustable Mortgage Rate, a majority of the Mortgage Rates will not adjust for two years. In addition, the adjustments of the Mortgage Rate for any such Mortgage Loan will not exceed the Periodic Rate Cap, and the Mortgage Rate will in no event exceed the Maximum Mortgage Rate for such Mortgage Loan, regardless of the level of interest rates generally or the rate otherwise produced by adding the Index and the Gross Margin. In addition, such adjustments will be subject to rounding to the nearest [one-eighth] of 1%. Substantially all of the ARMs were originated at rates that were lower than the sum of the then-applicable Mortgage Index and the related Gross Margin. Such Mortgage Loans are more likely to be subject to the applicable Periodic Rate Cap on their first, and possibly subsequent, Adjustment Dates.]

ADDITIONAL INFORMATION

     The Depositor intends to file certain additional yield tables and other computational materials with respect to one or more Classes of Offered Certificates with the Securities and Exchange Commission in a report on Form 8-K to be dated ___________, 199_. Such tables and materials were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. Such tables and assumptions may be based on assumptions that differ from the Structuring Assumptions. Accordingly, such tables and other materials may not be relevant to or appropriate for investors other than those specifically requesting them.

WEIGHTED AVERAGE LIVES OF THE OFFERED CERTIFICATES

     The following information is given solely to illustrate the effect of prepayments on the Mortgage Loans on the weighted average lives of the Certificates under the stated assumptions and is not a prediction of the prepayment rate that might actually be experienced by the Mortgage Loans.

     Weighted average life refers to the average amount of time from the date of issuance of a security until each dollar of principal of such security will be repaid to the investor. The weighted average life of the Offered Certificates will be affected primarily by the rate at which principal on the Mortgage Loans is paid. Principal payments on the Mortgage Loans may be in the form of scheduled amortization or prepayments (for this purpose, the term "prepayment" includes repayments and liquidations due to default or other dispositions of the Mortgage Loans). Prepayments on contractmortgage loans may be measured by a prepayment standard or model. The model used in this Prospectus Supplement ("Prepayment Model") is based on an assumed rate of prepayment each month of the then unpaid principal balance of a pool of mortgage loans similar to the Mortgage Loans. 100% of the Prepayment Model assumes a conditional prepayment rate ("CPR") of 2.5% per annum of the then unpaid principal balance of such mortgage loans in the first month of the life of the mortgage loans and an additional 2.5% per annum in each month thereafter until the 10th month. Beginning in the 10th month and in each month thereafter during the life of the mortgage loans, 100% of the Prepayment Model for the Mortgage Loans assumes a CPR of 25%. As used in the following tables "0% of the Prepayment Model" assumes no prepayments on the Mortgage Loans; "100% of the Prepayment Model" assumes the Mortgage Loans will prepay at rates equal to 100% of the Prepayment Model assumed prepayment rates; "175% of the Prepayment Model" assumes the Mortgage Loans will prepay at rates equal to 175% of the Prepayment Model assumed prepayment rates; "250% of the Prepayment Model" assumes the Mortgage Loans will prepay at rates equal to 250% of the Prepayment Model assumed prepayment rates; and "350% of the Prepayment Model" assumes the Mortgage Loans will prepay at rates equal to 350% of the Prepayment Model assumed prepayment rates.

     There is no assurance, however, that prepayments on the Mortgage Loans will conform to any level of the Prepayment Model, and no representation is made that the Mortgage Loans will prepay at the prepayment rates shown or any other prepayment rate. The rate of principal payments on pools of mortgage loans is influenced by a variety of economic, geographic, social and other factors, including the level of interest rates. Other factors affecting prepayment of mortgage loans include changes in obligors' housing needs, job transfers and unemployment. In the case of mortgage loans in general, if prevailing interest rates fall significantly below the interest rates on such mortgage loans, the mortgage loans are likely to be subject to higher prepayment rates than if prevailing interest rates remain at or above the rates borne by such mortgage loans. Conversely, if prevailing interest rates rise above the interest on such mortgage loans, the rate of prepayment would be expected to decrease.

     The tables set forth below assume that there are no delinquencies on the Mortgage Loans and that there will be sufficient Available Funds to distribute interest on the Certificates and the Principal Distribution Amount to the Certificateholders then entitled thereto.

     The percentages and weighted average lives in the following tables were determined assuming that (i) scheduled interest and principal payments on the Mortgage Loans are received in a timely manner and prepayments are made at the indicated percentages of the Prepayment Model set forth in the tables (except that with respect to the _________ 199_ Distribution Date no prepayments were received); (ii) the Master ServicDepositor or the Seller does exercise its right of optional termination described above; (iii) the Mortgage Loans will, as of the Cut-off Date, have the characteristics set forth below under "Assumed Mortgage Loan Characteristics"; (iii) a servicing fee of [0.50%] per annum will be paid to the Master Servicer; (iv) the closing date of the sale of the Offered Certificates is as set forth in "Summary of Terms" herein; and (v) [the Mortgage Index is ______% per annum]. No representation is made that the Mortgage Loans will experience delinquencies or losses at the respective rates assumed above or at any other rates.

                     [ASSUMED MORTGAGE LOAN CHARACTERISTICS

                                       INITIAL    ORIGINAL    REMAINING
                         CURRENT        GROSS     TERM TO      TERM TO                                     NET RATE        RATE
AMORTIZATION             PRINCIPAL     MORTGAGE   MATURITY    MATURITY     GROSS     MAXIMUM   PERIODIC    ADJUSTMENT    ADJUSTMENT
METHODOLOGY              BALANCE        RATE      (MONTHS)    (MONTHS)     MARGIN    RATE CAP  RATE CAP      DATE        FREQUENCY

Level Pay.............  $___________   _____%                              _____%     _____%    _____%
Level Pay.............  $___________   _____%                              _____%     _____%    _____%
Level Pay.............  $___________   _____%                              _____%     _____%    _____%
Level Pay.............  $___________   _____%                              _____%     _____%    _____%
Level Pay.............  $___________   _____%                              _____%     _____%    _____%
Level Pay.............  $___________   _____%                              _____%     _____%    _____%



                                      [ASSUMED MORTGAGE LOAN CHARACTERISTICS

                                                                        ORIGINAL      REMAINING       ORIGINAL
                                          CURRENT           GROSS       TERM TO       TERM TO       AMORTIZATION
AMORTIZATION                             PRINCIPAL         MORTGAGE     MATURITY      MATURITY          TERM
METHODOLOGY                               BALANCE           RATE        (MONTHS)      (MONTHS)        (MONTHS)
Level Pay.............................   $____________      ____%
Level Pay.............................   $____________      ____%
Balloon...............................   $____________      ____%
Level Pay.............................   $____________      ____%


     Since the tables were prepared on the basis of the assumptions in the preceding paragraph, there are discrepancies between the characteristics of the actual Mortgage Loans and the characteristics of the mortgage loans assumed in preparing the tables. Any such discrepancy may have an effect upon the percentages of the OriginInitial Class Certificate Principal Balance for the Offered Certificates outstanding and weighted average lives of such Classes of Certificates set forth in the tables. In addition, since the actual Mortgage Loans and the Trust Fund have characteristics which differ from those assumed in preparing the tables set forth below, the distributions of principal on the Offered Certificates may be made earlier or later than as indicated in the tables.

     It is not likely that the Mortgage Loans will prepay at any constant percentage of the Prepayment Model to maturity or that all the Mortgage Loans will prepay at the same rate. In addition, the diverse remaining terms to maturity of the Mortgage Loans (which include recently originated Mortgage Loans) could produce slower distributions of principal than as indicated in the tables at the various percentages of the Prepayment Model specified even if the weighted average remaining term to maturity of the Mortgage Loans is the same as the weighted average remaining term to maturity of the Assumed Mortgage Loan Characteristics.

     Investors are urged to make their investment decisions on a basis that includes their determination as to anticipated prepayment rates under a variety of the assumptions discussed herein.

     Based on the foregoing assumptions, the following tables indicate the percentage of the OriginInitial Class Certificate Principal Balance of the Offered Certificates that would be outstanding after each of the dates shown at the indicated percentages of the Prepayment Model and the corresponding weighted average lives of such Classes of Certificates.

          PERCENT OF THE INITIAL CLASS CERTIFICATE PRINCIPAL BALANCE OF
                                 THE [CLASS A-1]
                CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF THE
                        PREPAYMENT MODEL SET FORTH BELOW:

                                                                                      PREPAYMENTS (% OF PREPAYMENT MODEL)

DISTRIBUTION DATE                                                              0%         [100%]      [175%]     [250%]      [300%]
-----------------                                                              --         ------      ------     ------      ------

Initial Percentage.......................................................       100        100        100         100        100
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
Weighted Average Life (years)(1)

-------------
(1)  The weighted average life of the [Class A-1] Certificates is determined by
     (i) multiplying the amount of each principal distribution by the number of years from the initial date of issuance of the [Class A-1] Certificates to the related Distribution Date, (ii) summing the results and (iii) dividing the sum by the initial Class Certificate Principal Balance of the [Class
     A-1] Certificates.

          PERCENT OF THE INITIAL CLASS CERTIFICATE PRINCIPAL BALANCE OF
                                 THE [CLASS A-2]
                CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF THE
                        PREPAYMENT MODEL SET FORTH BELOW:

                                                                                      PREPAYMENTS (% OF PREPAYMENT MODEL)

DISTRIBUTION DATE                                                              0%         [100%]      [175%]     [250%]      [300%]
-----------------                                                              --         ------      ------     ------      ------


Initial Percentage.......................................................       100        100        100         100        100
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
Weighted Average Life (years)(1)

-------------
(1)  The weighted average life of the [Class A-12] Certificates is determined by
     (i) multiplying the amount of each principal distribution by the number of years from the initial date of issuance of the [Class A-12] Certificates to the related Distribution Date, (ii) summing the results and (iii) dividing the sum by the initial Class Certificate Principal Balance of the [Class
     A-12] Certificates.

          PERCENT OF THE INITIAL CLASS CERTIFICATE PRINCIPAL BALANCE OF
                                 THE [CLASS A-3]
                CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF THE
                        PREPAYMENT MODEL SET FORTH BELOW:

                                                                                      PREPAYMENTS (% OF PREPAYMENT MODEL)

DISTRIBUTION DATE                                                              0%         [100%]      [175%]     [250%]      [300%]
-----------------                                                              --         ------      ------     ------      ------


Initial Percentage.......................................................       100        100        100         100        100
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
Weighted Average Life (years)(1)

-------------
(1)  The weighted average life of the [Class A-13] Certificates is determined by
     (i) multiplying the amount of each principal distribution by the number of years from the initial date of issuance of the [Class A-13] Certificates to the related Distribution Date, (ii) summing the results and (iii) dividing the sum by the initial Class Certificate Principal Balance of the [Class
     A-13] Certificates.

          PERCENT OF THE INITIAL CLASS CERTIFICATE PRINCIPAL BALANCE OF
                                 THE [CLASS A-4]
                CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF THE
                        PREPAYMENT MODEL SET FORTH BELOW:

                                                                                      PREPAYMENTS (% OF PREPAYMENT MODEL)

DISTRIBUTION DATE                                                              0%         [100%]      [175%]     [250%]      [300%]
-----------------                                                              --         ------      ------     ------      ------


Initial Percentage.......................................................       100        100        100         100        100
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
Weighted Average Life (years)(1)

-------------
(1)  The weighted average life of the [Class A-14] Certificates is determined by
     (i) multiplying the amount of each principal distribution by the number of years from the initial date of issuance of the [Class A-14] Certificates to the related Distribution Date, (ii) summing the results and (iii) dividing the sum by the initial Class Certificate Principal Balance of the [Class
     A-14] Certificates.

          PERCENT OF THE INITIAL CLASS CERTIFICATE PRINCIPAL BALANCE OF
                                 THE [CLASS A-5]
                CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF THE
                        PREPAYMENT MODEL SET FORTH BELOW:

                                                                                      PREPAYMENTS (% OF PREPAYMENT MODEL)

DISTRIBUTION DATE                                                              0%         [100%]      [175%]     [250%]      [300%]
-----------------                                                              --         ------      ------     ------      ------


Initial Percentage.......................................................       100        100        100         100        100
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
[Month] [year]...........................................................
Weighted Average Life (years)(1)

-------------
(1)  The weighted average life of the [Class A-15] Certificates is determined by
     (i) multiplying the amount of each principal distribution by the number of years from the initial date of issuance of the [Class A-15] Certificates to the related Distribution Date, (ii) summing the results and (iii) dividing the sum by the initial Class Certificate Principal Balance of the [Class
     A-15] Certificates.

                                 USE OF PROCEEDS

     The Depositor will apply the net proceeds of the sale of the Offered Certificates against the purchase price of the Mortgage Loans.

                         FEDERAL INCOME TAX CONSEQUENCES

     [An election will be made to treat the Trust Fund as a "real estate mortgage investment conduit" (a "REMIC") for federal income tax purposes. The Offered Certificates will constitute "regular interests" in the REMICs and the Residual Certificates will constitute the sole class of "residual interests" in the REMIC.]

ORIGINAL ISSUE DISCOUNT

     [The Offered Certificates may be issued with original issue discount for federal income tax purposes. For purposes of determining the amount and rate of accrual of original issue discount and market discount, the Depositor intends to assume that there will be prepayments on the Mortgage Loans at a rate equal to [100%] of the Prepayment Model. No representation is made as to whether the Mortgage Loans will prepay at that rate or any other rate. See "Yield, Maturity and Prepayment and Maturity Considerations" herein and "Federal Income Tax Consequences" in the Prospectus.]

     [The Offered Certificates may be treated as being issued at a premium. In such case, the Offered CertificateholderHolders of Offered Certificates may elect under Section 171 of the Code to amortize such premium under the constant yield method and to treat such amortizable premium as an offset to interest income on the Certificates. Such election, however, applies to all the Certificateholder's debt instruments acquired on or after the first taxable year in which the election is first made, and should only be made after consulting with a tax adviser.]

     [If the method for computing original issue discount described in the Prospectus results in a negative amount for any period with respect to a Certificateholder, such Certificateholder will be permitted to offset such amounts only against the respective future income, if any, from such Certificate. Although the tax treatment is uncertain, a Certificateholder may be permitted to deduct a loss to the extent that such Holder's respective remaining basis in such Certificate exceeds the maximum amount of future payments to which such Holder is entitled, assuming no further Principal Prepayments of the Mortgage Loans are received. Although the matter is not free from doubt, any such loss might be treated as a capital loss.]

SPECIAL TAX ATTRIBUTES OF THE OFFERED CERTIFICATES

     [As is described more fully under "Federal Income Tax Consequences" in the Prospectus, the Offered Certificates will represent qualifying assets under Sections 856(c)(5)(A) and 7701(a)(19)(C)(v) of the Code, and net interest income attributable to the Offered Certificates will be "interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(B) of the Code, to the extent the assets of the Trust Fund are assets described in such sections. The Offered Certificates will represent qualifying assets under Section 860G(a)(3) if acquired by a REMIC within the prescribed time periods of the Code.]

PROHIBITED TRANSACTIONS TAX AND OTHER TAXES

     [The Code imposes a tax on REMICs equal to 100% of the net income derived from "prohibited transactions" (the "Prohibited Transactions Tax"). In general, subject to certain specified exceptions, a prohibited transaction means the disposition of a Mortgage Loan, the receipt of income from a source other than a Mortgage Loan or certain other permitted investments, the receipt of compensation for services, or gain from the disposition of an asset purchased with the payments on the Mortgage Loans for temporary investment pending distribution on the Certificates. It is not anticipated that the Trust Fund will engage in any prohibited transactions in which it would recognize a material amount of net income.]

     In addition, certain contributions to a trust fund that elects to be treated as a REMIC made after the day on which such trust fund issues all of its interests could result in the imposition of a tax on the trust fund equal to 100% of the value of the contributed property (the "Contributions Tax"). The Trust Fund will not accept contributions that would subject it to such tax. In addition, a trust fund that elects to be treated as a REMIC may also be subject to federal income tax at the highest corporate rate on "net income from foreclosure property," determined by reference to the rules applicable to real estate investment trusts. "Net income from foreclosure property" generally means gain from the sale of a foreclosure property other than qualifying rents and other qualifying income for a real estate investment trust. It is not anticipated that the Trust Fund will recognize net income from foreclosure property subject to federal income tax.

     Where any Prohibited Transactions Tax, Contributions Tax, tax on net income from foreclosure property or state or local income or franchise tax that may be imposed on the REMIC arises out of a breach of the Master Servicer's or the Trustee's obligations, as the case may be, under the Pooling and Servicing Agreement or then applicable law, such tax will be borne by the Master Servicer or Trustee in either case out of its own funds. In the event that either the Master Servicer or the Trustee, as the case may be, fails to pay or is not required to pay any such tax as provided above, such tax will be paid by the Trust Fund with amounts otherwise distributable to the Holders of Certificates in the manner provided in the Pooling and Servicing Agreement. It is not anticipated that any material state or local income or franchise tax will be imposed on the Trust Fund.

     For further information regarding the federal income tax consequences of investing in the Offered Certificates, see "Federal Income Tax
Consequences--REMIC Certificates" in the Prospectus.]

                                   STATE TAXES

     The Depositor makes no representations regarding the tax consequences of purchase, ownership or disposition of the Offered Certificates under the tax laws of any state. Investors considering an investment in the Offered Certificates should consult their own tax advisors regarding such tax consequences.

     All investors should consult their own tax advisors regarding the federal, state, local or foreign income tax consequences of the purchase, ownership and disposition of the Offered Certificates.

                              ERISA CONSIDERATIONS

     Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), prohibits "parties in interest" with respect to an employee benefit plan subject to ERISA and/or a plan or other arrangement subject to the excise tax provisions set forth under Section 4975 of the Code (each of the foregoing, a "Plan") from engaging in certain transactions involving such Plan and its assets unless a statutory or administrative exemption applies to the transaction. Section 4975 of the Code imposes certain excise taxes on prohibited transactions involving plans described under that Section; ERISA authorizes the imposition of civil penalties for prohibited transactions involving plans not covered under Section 4975 of the Code. Any Plan fiduciary which proposes to cause a Plan to acquire any of the Offered Certificates should consult with its counsel with respect to the potential consequences under ERISA and the Code of the Plan's acquisition and ownership of such Certificates. See "ERISA Considerations" in the Prospectus.

     Certain employee benefit plans, including governmental plans and certain church plans, are not subject to ERISA's requirements. Accordingly, assets of such plans may be invested in the Offered Certificates without regard to the ERISA considerations described herein and in the Prospectus, subject to the provisions of other applicable federal and state law. Any such plan which is qualified and exempt from taxation under Sections 401(a) and 501(a) of the Code may nonetheless be subject to the prohibited transaction rules set forth in
Section 503 of the Code.

     Except as noted above, investments by Plans are subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan. A fiduciary which decides to invest the assets of a Plan in the Offered Certificates should consider, among other factors, the extreme sensitivity of the investments to the rate of principal payments (including prepayments) on the Mortgage Loans.

     [The U.S. Department of Labor has granted to _____________________ an administrative exemption (Prohibited Transaction Exemption _____; Exemption Application No. D-____, __ Fed. Reg. _____ (____)) (the "Exemption") from certain of the prohibited transaction rules of ERISA and the related excise tax provisions of Section 4975 of the Code with respect to the initial purchase, the holding and the subsequent resale by Plans of certificates in pass- through trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Exemption. The Exemption applies to mortgage loans such as the Mortgage Loans in the Trust Fund.

     Among the conditions that must be satisfied for the Exemption to apply are the following:

               (1) the acquisition of the certificates by a Plan is on terms (including the price for the certificates) that are at least as favorable to the Plan as they would be in an arm's length transaction with an unrelated party;

               (2) the rights and interest evidenced by the certificates acquired by the Plan are not subordinated to the rights and interests evidenced by other certificates of the trust fund;

               (3) the certificates acquired by the Plan have received a rating at the time of such acquisition that is one of the three highest generic rating categories from Standard & Poor"'s, a division of the McGraw-Hill Companies ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Rating Co. ("DCR") or Fitch Investors Service, L.P. ("Fitch");

               (4) the trustee must not be an affiliate of any other member of the Restricted Group (as defined below);

               (5) the sum of all payments made to and retained by the underwriters in connection with the distribution of the certificates represents not more than reasonable compensation for underwriting the certificates; the sum of all payments made to and retained by the seller pursuant to the assignment of the loans to the trust fund represents not more than the fair market value of such loans; the sum of all payments made to and retained by the servicer and any other servicer represents not more than reasonable compensation for such person's services under the agreement pursuant to which the loans are pooled and reimbursements of such person's reasonable expenses in connection therewith; and

               (6) the Plan investing in the certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933.The trust fund must also meet the following requirements:

                    (i) the corpus of the trust fund must consist solely of
               assets of the type that have been included in other investment pools;

                    (ii) certificates in such other investment pools must have been rated in one of the three highest rating categories of S&P, Moody's, Fitch or DCR for at least one year prior to the Plan's acquisition of certificates; and

                    (iii) certificates evidencing interests in such other
               investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of certificates.

     Moreover, the Exemption provides relief from certain self-dealing/conflict of interest prohibited transactions that may occur when the Plan fiduciary causes a Plan to acquire certificates in a trust as to which the fiduciary (or its affiliate) is an obligor on the receivables held in the trust provided that, among other requirements, (i) in the case of an acquisition in connection with the initial issuance of certificates, at least fifty percent (50%) of each class of certificates in which Plans have invested is acquired by persons independent of the Restricted Group; (ii) such fiduciary (or its affiliate) is an obligor with respect to five percent (5%) or less of the fair market value of the obligations contained in the trust; (iii) the Plan's investment in certificates of any class does not exceed twenty-five percent (25%) of all of the certificates of that class outstanding at the time of the acquisition; and (iv) immediately after the acquisition, no more than twenty-five percent (25%) of the assets of the Plan with respect to which such person is a fiduciary are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity. The Exemption does not apply to Plans sponsored by either Underwriter, the Trustee, the Master Servicer, any obligor with respect to Mortgage Loans included in the Trust Fund constituting more than five percent of the aggregate unamortized principal balance of the assets in the Trust Fund, or any affiliate of such parties (the "Restricted Group").

     It is expected that the Exemption will apply to the acquisition and holding of the Offered Certificates by Plans and that all conditions of the Exemption other than those within the control of the investors will be met. In addition, as of the date hereof, there is no single Mortgagor that is the obligor on five percent (5%) of the Mortgage Loans included in the Trust Fund by aggregate unamortized principal balance of the assets of the Trust Fund. Prospective Plan investors should consult with their legal advisors concerning the impact of ERISA and the Code, the applicability of PTCE 83-1 described in the Prospectus and the Exemption, and the potential consequences in their specific circumstances, prior to making an investment in the Offered Certificates. Moreover, each Plan fiduciary should determine whether under the general fiduciary standards of investment prudence and diversification, an investment in the Offered Certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.]

                             METHOD OF DISTRIBUTION

     Subject to the terms and conditions set forth in the Underwriting Agreement between the Depositor, _______________ and _____________________, (collectively, the "Underwriters"), the Depositor has agreed to sell the Offered Certificates to the Underwriters, and the Underwriters agreed to purchase from the Depositor the respective initial Class Certificate Principal Balance of Offered Certificates from the Depositor set forth below.


                                 CLASS                CLASS                 CLASS                CLASS                CLASS
                              CERTIFICATE          CERTIFICATE           CERTIFICATE          CERTIFICATE          CERTIFICATE
                               PRINCIPAL            PRINCIPAL             PRINCIPAL            PRINCIPAL            PRINCIPAL
                                BALANCE              BALANCE               BALANCE              BALANCE              BALANCE
                               OF CLASS              OF CLASS             OF CLASS             OF CLASS              OF CLASS
                                  A-1                  A-2                   A-3                  A-4                  A-5
      UNDERWRITERS           CERTIFICATES          CERTIFICATES         CERTIFICATES         CERTIFICATES          CERTIFICATES

 ..................           $-----------         $-----------          $-----------         $-----------         $-----------
 ................             $-----------         $-----------          $-----------         $-----------         $-----------
    Total........             $___________         $___________          $___________         $___________         $___________

     The Depositor has been advised that the Underwriters propose initially to offer the Certificates to certain dealers at such price less a selling concession not to exceed the percentage of the Certificate denomination set forth below, and that the Underwriters may allow and such dealers may reallow a reallowance discount not to exceed the percentage of the Certificate denomination set forth below:


                                                                   SELLING      REALLOWANCE
  CLASS OF CERTIFICATE                                            CONCESSION      DISCOUNT

Class A-1 Certificates........................................     _____%         _____%
Class A-2 Certificates........................................     _____%         _____%
Class A-3 Certificates........................................     _____%         _____%
Class A-4 Certificates........................................     _____%         _____%
Class A-5 Certificates........................................     _____%         _____%

     After the initial public offering, the public offering price, such concessions and such discounts may be changed.

     The Depositor has been advised by each Underwriter that it intends to make a market in the Offered Certificates, but neither Underwriter has any obligation to do so. There can be no assurance that a secondary market for the Offered Certificates will develop or, if it does develop, that it will continue or that such market will provide sufficient liquidity to Certificateholders.

     The Depositor has agreed to indemnify the Underwriters against, or make contributions to the Underwriters with respect to, certain liabilities, including liabilities under the Securities Act of 1933, as amended.

                                  LEGAL MATTERS

     The validity of the Certificates, including certain federal income tax consequences with respect thereto, will be passed upon for the Depositor by Stroock & Stroock & Lavan LLP, New York, New York. ________________________, will pass upon certain legal matters on behalf of the Underwriters.

                                     RATINGS

     It is a condition of the issuance of the Offered Certificates that they be rated ___ and ___ by ___ and _______, respectively (______, together with ___, the "Rating Agencies").

     The security ratings assigned to the Offered Certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the Rating Agencies. The ratings on the Offered Certificates do not, however, constitute statements regarding the likelihood or frequency of prepayments on the Mortgage Loans, [the payment of the Class A-1 Basis Risk Carryover Amount] or the anticipated yields in light of prepayments.

     [The ratings assigned by ____ to mortgage pass-through certificates address the likelihood of the receipt of all distributions on the mortgage loans by the related certificateholders under the agreements pursuant to which such certificates are issued. _____'s ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. _________ ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans.]

     [The ratings assigned by _______ to mortgage pass-through certificates address the likelihood of the receipt by certificateholders of all distributions to which such certificateholders are entitled. _______ ratings on mortgage pass-through certificates do not represent any assessment of the likelihood or rate of principal prepayments. The ratings do not address the possibility that certificateholders might suffer a lower than anticipated yield as a result of prepayments.]

     The Depositor has not requested a rating of the Offered Certificates by any rating agency other than ___ and ________. However, there can be no assurance as to whether any other rating agency will rate the Offered Certificates or, if it does, what ratings would be assigned by such other rating agency. The ratings assigned by such other rating agency to the Offered Certificates could be lower than the respective ratings assigned by the Rating Agencies.

                                     EXPERTS

     The consolidated financial statements of _______________________ and its subsidiaries as of December 31, 199_ and December 31, 199_and for the three years in the period ended December 31, 199_, incorporated by reference in this Prospectus Supplement, have been audited by ___________________, independent accountants, as set forth in their report thereon and are incorporated by reference herein in reliance on the authority of that firm as experts in accounting and auditing.

                             INDEX OF DEFINED TERMS



2/28 Mortgage Loans................................15
Accrual Period.....................................27
Adjustment Date....................................15
Advance............................................19
Advances...........................................10
ARMs...........................................12, 39
Available Funds....................................25
Available Funds Rate Adjustment.................8, 28
Available Funds Shortfall..........................27
Balloon Loans......................................13
beneficial owner...................................20
Book-Entry Certificates............................20
Carry-Forward Amount...............................27
Cede................................................6
CEDEL...............................................6
CEDEL Participants.................................22
Certificate Account................................24
Certificate Insurance Policy..................1, 2, 9
Certificate Insurer..........................2, 5, 33
Certificate Owners..............................6, 20
Certificates........................................2
Chase...............................................6
Citibank............................................6
Class A-1 Available Funds Cap...................8, 27
Class A-1 Basis Risk Carryover Amount..............27
Class A-1 Certificates..........................1, 20
Class A-1 Pass-Through Margin...................7, 28
Class A-1 Weighted Maximum Rate Cap................28
Class A-2 Certificates..........................1, 20
Class A-2 Net Funds Cap.........................8, 28
Class A-2 Pass-Through Margin...................8, 28
Class A-3 Certificates..........................1, 20
Class A-4 Certificates..........................1, 20
Class A-5 Certificates..........................1, 20
Class Certificate Principal Balance................28
Closing Date........................................1
Collateral Value...................................16
Contributions Tax..................................48
Cooperative........................................22
CPR................................................40
Cut-off Date Pool Principal Balance................15
Cut-off Date Principal Balance...................5, 6
DCR................................................50
Deficiency Amount..................................28
Definitive Certificate.............................20
Deleted Mortgage Loan..............................17
Depositor...........................................5
Detailed Description...............................15
Determination Date..................................7
Distribution Account...............................25
Distribution Date.........................2, 6, 7, 23
DTC..........................................6, 20, 1
Due Dates..........................................19
Due Period.........................................28
ERISA..........................................10, 49
Euroclear...........................................6
Euroclear Operator.................................22
Euroclear Participants.............................22
European Depositaries...........................6, 20
Excess Proceeds....................................28
Excess Subordinated Amount.........................28
Exemption..........................................49
Financial Intermediary.............................20
Fiscal Agent.......................................34
Fitch..............................................50
GAAP...............................................36
Global Securities...................................1
Gross Margin.......................................15
Principal Distribution Amount......................28
Holder..............................................2
Indirect Participants..............................21
Insurance Agreement................................30
Insurance Proceeds.................................24
Insured Distribution Amount.....................9, 29
Interest Determination Date........................30
Interest Distribution Amount....................7, 29
LIBOR Business Day.................................31
Liquidated Loan....................................29
Liquidation Proceeds...............................24
Loan-to-Value Ratio................................16
Master Servicer..................................2, 5
Master Servicer Advance Date.......................19
Master Servicer Termination Trigger Event..........33
Maximum Mortgage Rate..............................15
Minimum Mortgage Rate..............................15
Moody's............................................50
Mortgage Index............................2, 5, 6, 15
Mortgage Loans................................2, 5, 6
Mortgage Pool....................................2, 5
Mortgaged Properties.............................5, 6
Net Monthly Excess Cashflow........................29
Norwest Bank.....................................2, 5
Norwest Mortgage.............................2, 5, 15
Offered Certificates.........................1, 5, 20
One-Month LIBOR.................................2, 31
Optional Termination Date......................10, 32
 Initial Class Certificate Principal Balance.......28
Participants.......................................20
Pass-Through Rate..................................29
Percentage Interest................................23
Periodic Rate Cap..................................15
Plan...........................................10, 49
Pool Stated Principal Balance......................29
Pooling and Servicing Agreement.................5, 19
Premium Amount.....................................29
Prepayment Interest Excess.........................19
Prepayment Interest Shortfall......................19
Prepayment Model...................................40
Prepayment Period..................................26
Principal Distribution Amount.......................7
Principal Prepayment...............................29
Prohibited Transactions Tax........................48
Prospectus..........................................3
Purchase Price.....................................17
Rating Agencies................................11, 51
Realized Loss......................................29
Record Date..................................6, 7, 23
Reference Banks....................................31
Refinance Loan.....................................16
Reimbursement Amount...............................29
Relevant Depositary................................20
Relief Act Shortfalls..............................29
REMIC.......................................2, 10, 48
REO Property.......................................19
Replacement Mortgage Loan..........................17
Required Subordinated Amount.......................30
Residual Certificates........................1, 5, 20
Restricted Group...................................50
Reuters Screen LIBO Page...........................31
Rules..............................................21
S&P................................................50
SAP................................................36
Scheduled Payments.................................15
Seller...........................................2, 5
Servicing Fee..................................10, 18
SMMEA..............................................10
Stated Principal Balance...........................30
Subordinated Amount................................30
Subordination Deficiency Amount....................30
Subordination Deficit..............................30
Subordination Increase Amount......................30
Subordination Reduction Amount.....................30
Substitution Adjustment Amount.....................30
Terms and Conditions...............................22
Trust Fund.......................................2, 5
Trustee..........................................2, 5
Trustee's Mortgage File............................17
U.S. Person.........................................3
Underwriter.........................................2

                                     ANNEX I

GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES

     Except in certain limited circumstances, the globally offered Directors Acceptance Corporation Asset-Asset Backed Certificates, Series 199_-_ (the "Global Securities") will be available only in book-entry form. Investors in the Global Securities may hold such Global Securities through any of The Depository Trust Company ("DTC"), CEDEL or Euroclear. The Global Securities will be tradeable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

     Secondary market trading between investors holding Global Securities through CEDEL and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional Eurobond practice (i.e., seven calendar day settlement).

     Secondary market trading between investors holding Global Securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations and prior mortgage pass-through certificate issues.

     Secondary cross-market trading between CEDEL or Euroclear and DTC Participants holding Certificates will be effected on a delivery-against-payment basis through the respective Depositaries of CEDEL and Euroclear (in such capacity) and as DTC Participants.

     Non-U.S. holders (as described below) of Global Securities will be subject to U.S. withholding taxes unless such holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

INITIAL SETTLEMENT

     All Global Securities Will Be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors" interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect Participants in DTC. As a result, CEDEL and Euroclear will hold positions on behalf of their participants through their respective Depositaries, which in turn will hold such positions in accounts as DTC Participants.

     Investors electing to hold their Global Securities through DTC will follow the settlement practices applicable to prior mortgage pass-through certificate issues. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

     Investors electing to hold their Global Securities through CEDEL or Euroclear accounts will follow the settlement procedures applicable to conventional Eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Global Securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds

SECONDARY MARKET TRADING

     Since the Purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

     Trading between DTC Participants. Secondary market trading between DTC Participants will be settled using the procedures applicable to prior mortgage pass-through certificate issues in same-day funds.

     Trading between CEDEL and/or Euroclear Participants. Secondary market trading between CEDEL Participants or Euroclear Participants will be settled using the procedures applicable to conventional Eurobonds in same-day funds.

     Trading between DTC Seller and CEDEL or Euroclear Purchaser. When Global Securities are to be transferred from the account of a DTC Participant to the account of a CEDEL Participant or a Euroclear Participant, the purchaser will send instructions to CEDEL or Euroclear through a CEDEL Participant or Euroclear Participant at least one business day prior to settlement. CEDEL or Euroclear will instruct the respective Depositary, as the case may be, to receive the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date, on the basis of the actual number of days in such accrual period and a year assumed to consist of 360 days or 365 days, as applicable. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the respective Depositary of the DTC Participant's account against delivery of the Global Securities. After settlement has been completed, the Global Securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the CEDEL Participant's or Euroclear Participant's account. The securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the Global Securities will accrue from, the value date (which would be the preceding day when settlement occurred in New
York). If settlement is not completed on the intended value date (i.e., the trade fails), the CEDEL or Euroclear cash debt will be valued instead as of the actual settlement date.

     CEDEL Participants and Euroclear Participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within CEDEL or Euroclear. Under this approach, they may take on credit exposure to CEDEL or Euroclear until the Global Securities are credited to their accounts one day later.

     As an alternative, if CEDEL or Euroclear has extended a line of credit to them, CEDEL Participants or Euroclear Participants can elect not to preposition funds and allow that credit line to be drawn upon the finance settlement. Under this procedure, CEDEL Participants or Euroclear Participants purchasing Global Securities would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Securities were credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, in many cases the investment income on the Global Securities earned during that one-day period may substantially reduce or offset the amount of such overdraft charges, although this result will depend on each CEDEL Participant's or Euroclear Participant's particular cost of funds.

     Since the settlement is taking place during New York business hours, DTC Participants can employ their usual procedures for sending Global Securities to the respective European Depositary for the benefit of CEDEL Participants or Euroclear Participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC Participants a cross-market transaction will settle no differently than a trade between two DTC Participants.

     Trading between CEDEL or Euroclear Seller and DTC Purchaser. Due to time zone differences in their favor, CEDEL Participants and Euroclear Participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective Depositary, to a DTC Participant. The seller will send instructions to CEDEL or Euroclear through a CEDEL Participant or Euroclear Participant at least one business day prior to settlement. In these cases CEDEL or Euroclear will instruct the respective Depositary, as appropriate, to deliver the Global Securities to the DTC Participant's account against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment to and excluding the settlement date on the basis of the actual number of days in such accrual period and a year assumed to consist of 360 days or 365 days, as applicable. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of the CEDEL Participant or Euroclear Participant the following day, and receipt of the cash proceeds in the CEDEL Participant's or Euroclear Participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York). Should the CEDEL Participant or Euroclear Participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the CEDEL Participant's or Euroclear Participant's account would instead be valued as of the actual settlement date.

     Finally, day traders that use CEDEL or Euroclear and that purchase Global Securities from DTC Participants for delivery to CEDEL Participants or Euroclear Participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem: (a) borrowing through CEDEL or Euroclear for one day (until the purchase side of the day trade is reflected in their CEDEL or Euroclear accounts) in accordance with the clearing system's customary procedures; (b) borrowing the Global Securities in the U.S. from a DTC Participant no later than one day prior to settlement, which would give the Global Securities sufficient time to be reflected in their CEDEL or Euroclear account in order to settle the sale side of the trade; or (c) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC Participant is at least one day prior to the value date for the sale to the CEDEL Participant or Euroclear Participant.

CERTAIN U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS

     A beneficial owner of Global Securities holding securities through CEDEL or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons, unless (i) each clearing system, bank or other financial institution that holds customers" securities in the ordinary course of its trade or business in the chain of intermediaries between such beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and
(ii) such beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate: Exemption for non-U.S. Persons (Form W-8). Beneficial owners of Global Securities that are non-U.S. Persons can obtain a complete exemption from the withholding tax by filing a signed Form W-8 (Certificate of Foreign Status). If the information shown on Form W-8 changes, a new Form W-8 must be filed within 30 days of such change.

     Exemption for non-U.S. Persons with Effectively Connected Income (Form
4224). A non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States).

     Exemption or Reduced Rate for non-U.S. Persons Resident in Treaty Countries (Form 1001). Non-U.S. Persons that are Certificate Owners residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate (depending on the treaty terms) by filing Form 1001 (Ownership, Exemption or Reduced Rate Certificate). If the treaty provides only for a reduced rate, withholding tax will be imposed at that rate unless the filer alternatively files Form W-8. Form 1001 may be filed by the Certificate Owners or his agent.

     Exemption for U.S. Persons (Form W-9). U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer's Request for Taxpayer Identification Number and Certification).

     U.S. Federal Income Tax Reporting Procedure. The Certificate Owner of a Global Security or, in the case of a Form 1001 or a Form 4224 filer, his agent, files by submitting the appropriate form to the person through whom it holds (the clearing agency, in the case of persons holding directly on the books of the clearing agency). Form W-8 and Form 1001 are effective for three calendar years and Form 4224 is effective for one calendar year.

     The term "U.S. Person" means (i) a citizen or resident of the United States, (ii) a corporation or partnership organized in or under the laws of the United States or any political subdivision thereof or (iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source or a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States fiduciaries have the authority to control all substantial decisions of the trust. This summary does not deal with all aspects of U.S. Federal income tax withholding that may be relevant to foreign holders of the Global Securities. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the Global Securities.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

PROSPECTUS            SUBJECT TO COMPLETION, DATED JULY ____, 1997

                       DIRECTORS ASSET CONDUIT CORPORATION
                                    Depositor

                             Asset Backed Securities
                              (Issuable in Series)
                             ----------------------

     This Prospectus relates to the issuance of Asset Backed Certificates (the "Certificates") and Asset Backed Notes (the "Notes" and, together with the Certificates, the "Securities"), which may be sold from time to time in one or more series (each, a "Series") on terms determined at the time of sale and described in this Prospectus and the related Prospectus Supplement. The Securities of a Series will consist of Certificates which evidence beneficial ownership of a trust (each, a "Trust Fund") established by Directors Asset Conduit Corporation, (the "Depositor"), a direct, wholly owned subsidiary of Norwest Mortgage, Inc. ("Norwest Mortgage"), and/or Notes secured by the assets of a Trust Fund. The Trust Fund for a Series of Securities will include certain assets (the "Trust Fund Assets") which will consist of (i) mortgage loans secured by first or subordinate liens primarily on one- to four-family residential or mixed use properties (the "Loans") and/or (ii) Norwest ABS (defined herein). The Trust Fund Assets will be acquired by the Depositor from Norwest Mortgage (in such capacity, the "Seller"), and will be conveyed by the Depositor to the related Trust Fund. A Trust Fund also may include (a) funds on deposit in one or more pre-funding accounts and/or capitalized interest accounts and (b) insurance policies, surety bonds, cash accounts, reinvestment income, guaranties, letters of credit, interest rate swaps, caps, floors and other derivative instruments to the extent described herein and in the related Prospectus Supplement. Norwest Bank Minnesota, National Association ("Norwest Bank"), an affiliate of Norwest Mortgage, will act as master servicer with respect to each Series (in such capacity, the "Master Servicer"). See "Index of Defined Terms" beginning on Page [103] of this Prospectus for the location of the definitions of certain capitalized terms.

     Each Series of Securities will be issued in one or more classes or subclasses. A Series of Securities may include one or more classes that are senior in right of payment to one or more other classes of Securities of such Series. One or more classes of Securities of a Series may be entitled to receive distributions of principal, interest or any combination thereof prior to one or more other classes of Securities of such Series or after the occurrence of specified events, in each case as specified in the related Prospectus Supplement. Each class of Certificates of a Series will evidence beneficial ownership of a specified percentage (which may be 0%) or portion of future interest payments and a specified percentage (which may be 0%) or portion of future principal payments on the related Trust Fund Assets. Each class of Notes of a Series will be secured by all or a portion of the related Trust Fund Assets.

                                                        (continued on next page)
                             ----------------------

     FOR A DISCUSSION OF CERTAIN RISKS ASSOCIATED WITH AN INVESTMENT IN THE
                                   SECURITIES,
        SEE THE INFORMATION UNDER "RISK FACTORS" BEGINNING ON PAGE [13].
                             ----------------------

     THE CERTIFICATES OF A GIVEN SERIES WILL REPRESENT BENEFICIAL INTERESTS IN, AND THE NOTES OF A GIVEN SERIES WILL REPRESENT OBLIGATIONS OF, THE RELATED TRUST FUND ONLY AND WILL NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF THE DEPOSITOR, THE MASTER SERVICER, THE SELLER OR ANY AFFILIATES THEREOF, EXCEPT TO THE EXTENT DESCRIBED IN THE RELATED PROSPECTUS SUPPLEMENT. THE SECURITIES AND THE TRUST FUND ASSETS WILL NOT BE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY THE DEPOSITOR OR ANY OTHER PERSON OR ENTITY, EXCEPT IN EACH CASE TO THE EXTENT DESCRIBED IN THE RELATED PROSPECTUS SUPPLEMENT.
                             ----------------------

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS OR THE RELATED PROSPECTUS SUPPLEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                             ----------------------

     Prior to issuance there will have been no market for the Securities of any Series and there can be no assurance that a secondary market for any Securities will develop, or if it does develop, that it will continue or provide holders of the Securities ("Securityholders") with a sufficient level of liquidity of investment. This Prospectus may not be used to consummate sales of Securities of any Series unless accompanied by a Prospectus Supplement. Offers of the Securities may be made through one or more different methods, including offerings through underwriters, as more fully described under "Method of Distribution" herein and in the related Prospectus Supplement.

July __, 1997

(continued from cover page)

     Distributions to Securityholders will be made monthly, quarterly, semi-annually or at such other intervals and on the dates specified in the related Prospectus Supplement. Distributions on the Securities of a Series will be made from the related Trust Fund Assets or portions thereof pledged for the benefit of the Securityholders as specified in the related Prospectus Supplement.

     The only obligations of the Depositor with respect to a Series of Securities will be to obtain certain representations and warranties from the Seller and to assign to the Trustee for the related Series of Securities the Depositor's rights with respect to such representations and warranties. The principal obligations of the Master Servicer with respect to the related Series of Securities will be limited to obligations pursuant to certain representations and warranties and to its contractual servicing obligations, including any obligation it may have to advance delinquent payments on the related Trust Fund Assets.

     The yield on each class of Securities of a Series will be affected by, among other things, the rate of payments of principal (including prepayments) on the related Trust Fund Assets and the timing of receipt of such payments as described under "Risk Factors - Yield, Weighted Average Life and Reinvestment Risk Considerations" and "Yield, Maturity and Prepayment Considerations" herein and in the related Prospectus Supplement. A Trust Fund may be subject to early termination under the circumstances described under "The Agreements -- Termination; Optional Termination" herein and under "Description of the Certificates - Optional Termination" in the related Prospectus Supplement.

     If specified in the related Prospectus Supplement, one or more elections may be made to treat a Trust Fund or specified portions thereof as a "real estate mortgage investment conduit" ("REMIC") for federal income tax purposes. See "Federal Income Tax Consequences."

     PRIOR TO THE EXPIRATION OF 90 DAYS AFTER THE DATE OF EACH PROSPECTUS SUPPLEMENT, ALL DEALERS EFFECTING TRANSACTIONS IN THE SECURITIES COVERED BY SUCH PROSPECTUS SUPPLEMENT, WHETHER OR NOT PARTICIPATING IN THE DISTRIBUTION THEREOF, MAY BE REQUIRED TO DELIVER SUCH PROSPECTUS SUPPLEMENT AND THIS PROSPECTUS. THIS IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS AND PROSPECTUS SUPPLEMENT WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.


                              PROSPECTUS SUPPLEMENT

     The Prospectus Supplement relating to the Securities of each Series to be offered hereunder will, among other things, set forth with respect to such Securities, as appropriate: (i) the aggregate principal amount, interest rate and authorized denominations of each class of such Series of Securities; (ii) information as to the assets comprising the Trust Fund, including the general characteristics of the related Trust Fund Assets included therein and, if applicable, the insurance policies, surety bonds, guaranties, letters of credit or other instruments or agreements included in the Trust Fund, and the amount and source of any reserve account or other cash account; (iii) the circumstances, if any, under which the Trust Fund may be subject to early termination; (iv) the circumstances, if any, under which the Notes of such Series are subject to redemption; (v) the method used to calculate the amount of principal to be distributed or paid with respect to each class of Securities;
(vi) the order of application of distributions or payments to each of the classes within such Series, whether sequential, pro rata, preferential or otherwise; (vii) the Distribution Dates with respect to such Series; (viii) additional information with respect to the method of distribution of such Securities; (ix) whether one or more REMIC elections will be made with respect to the Trust Fund and, if so, the designation of the regular interests and the residual interests; (x) the aggregate original percentage ownership interest in the Trust Fund to be evidenced by each class of Certificates; (xi) the stated maturity of each class of Notes of such Series; (xii) information as to the nature and extent of subordination with respect to any class of Securities that is subordinate in right of payment to any other class; and (xiii) information as to the Trustee.


                              AVAILABLE INFORMATION

     The Depositor has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the Securities. This Prospectus, which forms a part of the Registration Statement, and the Prospectus Supplement relating to each Series of Securities contain descriptions of the material terms of the documents referred to herein and therein, but do not contain all of the information set forth in the Registration Statement pursuant to the Rules and Regulations of the Commission. For further information, reference is made to such Registration Statement and the exhibits thereto. Such Registration Statement and exhibits can be inspected and copied at prescribed rates at the public reference facilities maintained by the Commission at its Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, and at its Regional Offices located as follows: Midwest Regional Office, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661; and Northeast Regional Office, Seven World Trade Center, Suite 1300, New York, New York 10048. In addition, the Commission maintains a Web site at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants, including the Depositor, that file electronically with the Commission.

     No person has been authorized to give any information or to make any representation other than those contained in this Prospectus and any Prospectus Supplement with respect hereto and, if given or made, such information or representations must not be relied upon. This Prospectus and any Prospectus Supplement with respect hereto do not constitute an offer to sell or a solicitation of an offer to buy any securities other than the Securities offered hereby and thereby nor an offer of the Securities to any person in any state or other jurisdiction in which such offer would be unlawful. The delivery of this Prospectus at any time does not imply that information herein is correct as of any time subsequent to its date.



                         ADDITIONAL DETAILED INFORMATION

     The Seller intends to offer by subscription detailed mortgage loan information in machine readable format updated on a monthly basis (the "Detailed Information") with respect to each outstanding Series of Certificates. The Detailed Information will reflect payments made on the individual mortgage loans, including prepayments in full and in part made on such mortgage loans, as well as the liquidation of such mortgage loans, and will identify various characteristics of the mortgage loans. Subscribers of the Detailed Information are expected to include a number of major investment brokerage firms as well as financial information service firms. Some of such firms, including certain investment brokerage firms as well as Bloomberg L.P. through the "The Bloomberg(R)" service and Merrill Lynch Mortgage Capital Inc. through the "CMO Passport(R)" service, may, in accordance with their individual business practices and fee schedules, if any, make portions of, or summaries of portions of, the Detailed Information available to their customers and subscribers. The Depositor, the Seller, the Master Servicer and their respective affiliates have no control over and take no responsibility for the actions of such firms in processing, analyzing or disseminating such information. For further information regarding the Detailed Information and subscriptions thereto, please contact Directors Asset Conduit Corporation, 7485 New Horizon Way, Frederick, Maryland 21703, telephone number (301) 846-8101.


                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     All documents subsequently filed by or on behalf of the Trust Fund referred to in the accompanying Prospectus Supplement with the Commission pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the date of this Prospectus and prior to the termination of any offering of the Securities issued by such Trust Fund shall be deemed to be incorporated by reference in this Prospectus and to be a part of this Prospectus from the date of the filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for all purposes of this Prospectus to the extent that a statement contained herein (or in the accompanying Prospectus Supplement) or in any other subsequently filed document which also is or is deemed to be incorporated by reference modifies or replaces such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Prospectus. Neither the Depositor nor the Master Servicer intends to file with the Commission periodic reports with respect to the related Trust Fund following completion of the reporting period required by Rule 15d-1 or Regulation 15D under the Exchange Act.

     The Depositor or such other entity specified in the related Prospectus Supplement on behalf of any Trust Fund will provide without charge to each person to whom this Prospectus is delivered, on the written or oral request of such person, a copy of any or all of the documents referred to above that have been or may be incorporated by reference in this Prospectus (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that this Prospectus incorporates). Such requests should be directed to Directors Asset Conduit Corporation, 7485 New Horizon Way, Frederick, Maryland 21703,
(301) 846-8101 or the address of such other entity specified in the accompanying Prospectus Supplement.


                           REPORTS TO SECURITYHOLDERS

     The Master Servicer will prepare, and the Trustee or other paying agent appointed for each Series by the Master Servicer will forward to the Securityholders of each Series statements containing information with respect to principal and interest payments and the related Trust Fund, as described herein and in the applicable Prospectus Supplement for such Series. No information contained in such reports will have been examined or reported upon by an independent public accountant. See "Description of the Securities -- Reports to Securityholders." In addition, a firm of independent public accountants will furnish to the Trustee a statement with respect to the examination of certain documents and records relating to a random sample of mortgage loans serviced by or on behalf of the Master Servicer pursuant to pooling and servicing agreements substantially similar to the related Agreement. See "The Agreements -- Evidence as to Compliance." Copies of the statements provided to the Trustee will be furnished to Securityholders of each Series upon request addressed to the Trustee for the applicable Series or to the Master Servicer c/o Norwest Bank Minnesota, National Association, 11000 Broken Land Parkway, Columbia, Maryland 21044-3562, Attention: Securities Administration Services Manager.

                                SUMMARY OF TERMS

     This summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus and in the related Prospectus Supplement with respect to the Series of Securities offered thereby and to the related Agreement (as such term is defined below) which will be prepared in connection with each Series of Securities. Unless otherwise specified, capitalized terms used and not defined in this Summary of Terms have the meanings given to them in this Prospectus and in the related Prospectus Supplement. See "Index of Defined Terms" beginning on page [103] of this Prospectus for the location of the definitions of certain capitalized terms.

Title of Securities......................... Asset Backed Certificates (the
                                             "Certificates") and Asset Backed
                                             Notes (the "Notes" and, together
                                             with the Certificates, the
                                             "Securities"), which are issuable
                                             in Series.

Depositor................................... Directors Asset Conduit
                                             Corporation, a Delaware
                                             corporation, and a direct,
                                             wholly-owned subsidiary of Norwest
                                             Mortgage. See "The Depositor."

Trustee..................................... The trustee(s) (the "Trustee") for each Series of Securities will be
                                             specified in the related Prospectus
                                             Supplement. See "The Agreements"
                                             herein for a description of the
                                             Trustee's rights and obligations.

Master Servicer............................. Norwest Bank Minnesota, National
                                             Association ("Norwest Bank" and, in
                                             such capacity, the "Master
                                             Servicer"), an affiliate of the
                                             Depositor, will serve as the master
                                             servicer for each Series of
                                             Securities. See "The Agreements -
                                             Certain Matters Regarding the
                                             Master Servicer and the Depositor."

Trust Fund Assets........................... Assets of the Trust Fund for a
                                             Series of Securities will include
                                             certain assets (the "Trust Fund
                                             Assets") which will consist of (i)
                                             the Loans (other than Retained
                                             Interests, if any) and/or (ii)
                                             asset backed certificates or asset
                                             backed notes of one or more other
                                             trust funds of other series of
                                             securities previously established
                                             by the Depositor or any affiliate
                                             of the Depositor (each, a "Norwest
                                             ABS"), together with payments in
                                             respect of such Trust Fund Assets,
                                             as specified in the related
                                             Prospectus Supplement. At the time
                                             of issuance of the Securities of
                                             the Series, the Depositor will
                                             cause the Trust Fund Assets
                                             comprising the related Trust Fund
                                             to be assigned to the Trustee,
                                             without recourse, or if a Series of
                                             Securities includes Notes, pledged
                                             to the trustee under the Indenture
                                             (the "Indenture Trustee") for the
                                             benefit of holders of Notes
                                             ("Noteholders"). The Trust Fund
                                             Assets will be collected in one or
                                             more pools (each, a "Pool") as of
                                             the first day of the month of the
                                             issuance of the related Series of
                                             Securities or such other date
                                             specified in the related Prospectus
                                             Supplement (the "Cut-off Date").
                                             Trust Fund Assets also may have the
                                             benefit of various types of credit
                                             enhancement which may include
                                             insurance policies, surety bonds,
                                             cash accounts, reinvestment income,
                                             guaranties, letters of credit,
                                             interest rate swaps, caps, floors
                                             and other derivative instruments to
                                             the extent described in the related
                                             Prospectus Supplement. See "Credit
                                             Enhancement". In addition, if the
                                             related Prospectus Supplement so
                                             provides, the related Trust Fund
                                             Assets will include the funds on
                                             deposit in an account (a
                                             "Pre-Funding Account") which will
                                             be used to purchase additional
                                             Loans during the period specified
                                             in such Prospectus Supplement. See
                                             "The Trust Fund - Pre-Funding
                                             Account."

A. Loans.................................... The Loans to be included in a Trust
                                             Fund will consist of mortgage loans
                                             secured by mortgages, deeds of
                                             trust or other similar security
                                             instruments creating first or
                                             subordinate liens on properties
                                             (the "Properties"). Such Loans may
                                             consist of first lien, subprime
                                             mortgage loans ("Subprime Loans");
                                             closed end, second lien mortgage
                                             loans (the "Closed End Second
                                             Loans"); and first, second or more
                                             junior lien home improvement loans
                                             insured under the Title I Program
                                             (the "Title I Loans"). The
                                             Properties may include one- to
                                             four-family residential properties
                                             (including manufactured housing
                                             units), cooperative apartment loans
                                             ("Cooperative Loans") secured by
                                             security interests in shares issued
                                             by private, non-profit, cooperative
                                             housing corporations
                                             ("Cooperatives") and in the related
                                             proprietary leases or occupancy
                                             agreements, or mixed use properties
                                             which are primarily residential
                                             properties located in any of the 50
                                             states or the District of Columbia,
                                             Guam, Puerto Rico or any territory
                                             of the United States. All Loans
                                             will have been purchased by the
                                             Depositor from the Seller.

B.  Norwest ABS............................. Norwest ABS may include (a) asset backed pass-through certificates
                                             representing beneficial interests
                                             in mortgage loans or (b) asset
                                             backed notes secured by mortgage
                                             loans and in each case issued by
                                             trust funds of other Series
                                             established by the Depositor or an
                                             affiliate of the Depositor. Norwest
                                             ABS may include stripped asset
                                             backed securities representing an
                                             undivided interest in all or a part
                                             of any of the principal
                                             distributions (but not the interest
                                             distributions) or the interest
                                             distributions (but not the
                                             principal distributions) or in some
                                             specified portion of the principal
                                             and interest distributions (but not
                                             all of such distributions) on
                                             mortgage loans. Although individual
                                             mortgage loans underlying a Norwest
                                             ABS may be insured or guaranteed by
                                             the United States or an agency or
                                             instrumentality thereof, they need
                                             not be, and the Norwest ABS
                                             themselves will not be so insured
                                             or guaranteed. Payments on the
                                             Norwest ABS will be distributed
                                             directly to the Trustee as
                                             registered owner of such Norwest
                                             ABS. See "The Trust Fund - The
                                             Loans -- Norwest ABS" herein.

                                             The related Prospectus Supplement
                                             for a Series will specify, among
                                             other things, (i) the approximate
                                             aggregate principal amount and type
                                             of any Norwest ABS to be included
                                             in the Trust Fund for such Series;
                                             (ii) certain characteristics of the
                                             mortgage loans including (A) the
                                             payment features of such mortgage
                                             loans, (B) the approximate
                                             aggregate principal amount, if
                                             known, of the mortgage loans that
                                             are insured or guaranteed by a
                                             government entity, (C) the
                                             servicing fee or range of servicing
                                             fees with respect to the mortgage
                                             loans and (D) the minimum and
                                             maximum stated maturities of the
                                             mortgage loans at origination;
                                             (iii) the maximum original term to
                                             stated maturity of the Norwest ABS;
                                             (iv) the weighted average
                                             term-to-stated maturity of the
                                             Norwest ABS; (v) the pass-through
                                             or certificate rate or ranges
                                             thereof for the Norwest ABS; (vi)
                                             the weighted average pass- through
                                             or certificate rate of the Norwest
                                             ABS; (vii) the issuer of the
                                             Norwest ABS if other than the
                                             Depositor (the "Norwest ABS
                                             Issuer"), the servicer of the
                                             Norwest ABS (the "Norwest ABS
                                             Servicer") and the trustee of the
                                             Norwest ABS (the "Norwest ABS
                                             Trustee"); (viii) certain
                                             characteristics of credit support,
                                             if any, such as reserve funds,
                                             insurance policies, surety bonds,
                                             letters of credit or guaranties,
                                             relating to the mortgage loans or
                                             to such Norwest ABS themselves;
                                             (ix) the terms on which any
                                             material portion of the Pool of
                                             mortgage loans of the Trust Funds
                                             for such Norwest ABS may, or is
                                             required to, be repurchased prior
                                             to stated maturity; and (x) the
                                             terms on which any substitute
                                             mortgage loans may be delivered to
                                             replace those initially deposited
                                             with the Norwest ABS Trustee. See
                                             "The Trust Fund" herein.

Description of the Securities............... Each Security will represent a beneficial ownership interest in,
                                             or be secured by, all or a portion
                                             of the assets of a Trust Fund
                                             created by the Depositor pursuant
                                             to an Agreement among the
                                             Depositor, the Master Servicer and
                                             the Trustee for the related Series.
                                             The Securities of any Series may be
                                             issued in one or more classes as
                                             specified in the related Prospectus
                                             Supplement. A Series of Securities
                                             may include one or more classes of
                                             senior Securities (collectively,
                                             the "Senior Securities") and one or
                                             more classes of subordinate
                                             Securities (collectively, the
                                             "Subordinated Securities"). Certain
                                             Series or classes of Securities may
                                             be covered by insurance policies or
                                             other forms of credit enhancement,
                                             in each case as described under
                                             "Credit Enhancement" herein and in
                                             the related Prospectus Supplement.

                                             One or more classes of Securities
                                             of each Series (i) may be entitled
                                             to receive distributions allocable
                                             only to principal, only to interest
                                             or to any combination thereof; (ii)
                                             may be entitled to receive
                                             distributions only of prepayments
                                             of principal throughout the lives
                                             of the Securities or during
                                             specified periods; (iii) may be
                                             subordinated in the right to
                                             receive distributions of scheduled
                                             payments of principal, prepayments
                                             of principal, interest or any
                                             combination thereof to one or more
                                             other classes of Securities of such
                                             Series throughout the lives of the
                                             Securities or during specified
                                             periods; (iv) may be entitled to
                                             receive such distributions only
                                             after the occurrence of events
                                             specified in the related Prospectus
                                             Supplement; (v) may be entitled to
                                             receive distributions in accordance
                                             with a schedule or formula or on
                                             the basis of collections from
                                             designated portions of the related
                                             Trust Fund Assets; (vi) as to
                                             Securities entitled to
                                             distributions allocable to
                                             interest, may be entitled to
                                             receive interest at a fixed rate or
                                             a rate that is subject to change
                                             from time to time; and (vii) as to
                                             Securities entitled to
                                             distributions allocable to
                                             interest, may be entitled to
                                             distributions allocable to interest
                                             only after the occurrence of events
                                             specified in the related Prospectus
                                             Supplement and may accrue interest
                                             until such events occur, in each
                                             case as specified in the related
                                             Prospectus Supplement. The timing
                                             and amounts of such distributions
                                             may vary among classes or over
                                             time, as specified in the related
                                             Prospectus Supplement.

Description of the Securities............... Distributions on the Securities
                                             entitled thereto will be made
                                             monthly, quarterly, semi-annually
                                             or at such other intervals and on
                                             the dates specified in the related
                                             Prospectus Supplement (each, a
                                             "Distribution Date") out of the
                                             payments received in respect of the
                                             assets of the related Trust Fund or
                                             Funds or one or more Pools thereof
                                             and other assets, if any, pledged
                                             for the benefit of the
                                             Securityholders as described under
                                             "Credit Enhancement" herein to the
                                             extent specified in the related
                                             Prospectus Supplement. The amount
                                             allocable to payments of principal
                                             and interest on any Distribution
                                             Date will be determined as
                                             specified in the related Prospectus
                                             Supplement. The Prospectus
                                             Supplement for a Series of
                                             Securities will describe the method
                                             for allocating distributions among
                                             Securities of different classes as
                                             well as the method for allocating
                                             distributions among Securities of
                                             any particular class.

Credit Enhancement.......................... The assets in a Trust Fund or the
                                             Securities of one or more classes
                                             in the related Series may have the
                                             benefit of one or more types of
                                             credit enhancement as described
                                             herein and in the related
                                             Prospectus Supplement. The
                                             protection against losses afforded
                                             by any such credit support may be
                                             limited. The credit enhancement may
                                             also be used to cover shortfalls in
                                             interest resulting from the timing
                                             of receipt of prepayments of Loans
                                             ("Prepayment Interest Shortfalls")
                                             or for other purposes specified in
                                             the related Prospectus Supplement,
                                             in which cases the availability of
                                             such credit enhancement to cover
                                             losses on the Loans will be further
                                             limited. The type, characteristics
                                             and amount of credit enhancement
                                             will be determined based on the
                                             characteristics of the Loans or
                                             Norwest ABS comprising the Trust
                                             Fund Assets and other factors and
                                             will be established on the basis of
                                             requirements of each Rating Agency
                                             rating the Securities of such
                                             Series. See "Credit Enhancement."

A.  Subordination........................... A Series of Securities may consist of one or more classes of Senior
                                             Securities and one or more classes
                                             of Subordinated Securities. The
                                             rights of the holders of the
                                             Subordinated Securities of a Series
                                             to receive distributions with
                                             respect to the assets in the
                                             related Trust Fund will be
                                             subordinated to such rights of the
                                             holders of the Senior Securities of
                                             the same Series to the extent
                                             described in the related Prospectus
                                             Supplement. This subordination is
                                             intended to enhance the likelihood
                                             of regular receipt by holders of
                                             Senior Securities of the full
                                             amount of payments of principal and
                                             interest due them. The protection
                                             afforded to the holders of Senior
                                             Securities of a Series by means of
                                             the subordination feature will be
                                             accomplished by (i) the
                                             preferential right of such holders
                                             to receive, prior to any
                                             distribution being made in respect
                                             of the related Subordinated
                                             Securities, the amounts of interest
                                             and/or principal due them on each
                                             Distribution Date out of the funds
                                             available for distribution on such
                                             date in the related Security
                                             Account and, to the extent
                                             described in the related Prospectus
                                             Supplement, by the right of such
                                             holders to receive future
                                             distributions on the assets in the
                                             related Trust Fund that would
                                             otherwise have been payable to the
                                             holders of Subordinated Securities;
                                             (ii) reducing the ownership
                                             interest (if applicable) of the
                                             related Subordinated Securities; or
                                             (iii) a combination of clauses (i)
                                             and (ii) above. If so specified in
                                             the related Prospectus Supplement,
                                             subordination may apply only in the
                                             event of certain types of losses
                                             not covered by other forms of
                                             credit enhancement, such as hazard
                                             losses not covered by standard
                                             hazard insurance policies or losses
                                             due to the bankruptcy or fraud of
                                             the borrower. The related
                                             Prospectus Supplement will set
                                             forth information concerning, among
                                             other things, the amount of
                                             subordination of a class or classes
                                             of Subordinated Securities in a
                                             Series, the circumstances in which
                                             such subordination will be
                                             applicable, and the manner, if any,
                                             in which the amount of
                                             subordination will decrease over
                                             time.

B.  Reserve Account......................... One or more reserve accounts or other cash accounts (each, a
                                             "Reserve Account") may be
                                             established and maintained for each
                                             Series of Securities or for certain
                                             classes of such Series to the
                                             extent specified in the related
                                             Prospectus Supplement. The related
                                             Prospectus Supplement will specify
                                             the manner of funding such Reserve
                                             Accounts and the conditions under
                                             which the amounts in any such
                                             Reserve Accounts will be used to
                                             make distributions to holders of
                                             Securities of a particular class or
                                             released from such Reserve
                                             Accounts.

C.  Letters of Credit....................... If so specified in the related
                                             Prospectus Supplement, credit
                                             support may be provided by one or
                                             more letters of credit. A letter of
                                             credit may provide limited
                                             protection against certain losses
                                             in addition to or in lieu of other
                                             credit support, such as losses
                                             resulting from delinquent payments
                                             on the Loans in the related Trust
                                             Fund, losses from risks not covered
                                             by standard hazard insurance
                                             policies, losses due to bankruptcy
                                             of a borrower and application of
                                             certain provisions of the United
                                             States Bankruptcy Code, 11 U.S.C.
                                             Sections 101 et seq. (the
                                             "Bankruptcy Code"), and losses due
                                             to denial of insurance coverage due
                                             to misrepresentations made in
                                             connection with the origination or
                                             sale of a Loan. The issuer of the
                                             letter of credit (the "L/C Bank")
                                             will be obligated to honor demands
                                             with respect to such letter of
                                             credit, to the extent of the amount
                                             available thereunder to provide
                                             funds under the circumstances and
                                             subject to such conditions as are
                                             specified in the related Prospectus
                                             Supplement. The maximum amount
                                             available at any time to be paid
                                             under a letter of credit will be
                                             determined in the manner specified
                                             therein and in the related
                                             Prospectus Supplement.

D. Insurance Policies;
   Surety Bonds and Guarantees.............. If so specified in the related
                                             Prospectus Supplement, credit
                                             support for a Series or one or more
                                             classes of Securities in such
                                             Series may be provided by an
                                             insurance policy and/or a surety
                                             bond issued by one or more
                                             insurance companies or sureties.
                                             Such insurance policy or surety
                                             bond will guarantee distributions
                                             of interest and/or principal on the
                                             basis set forth in or determined in
                                             the manner specified in the related
                                             Prospectus Supplement. If specified
                                             in the related Prospectus
                                             Supplement, one or more bankruptcy
                                             bonds, special hazard insurance
                                             policies, other insurance or
                                             third-party guarantees may be used
                                             to provide coverage for the risks
                                             of default or types of losses set
                                             forth in such Prospectus
                                             Supplement.

E. Over-Collateralization................... If so provided in the Prospectus
                                             Supplement for a Series of
                                             Securities, the excess of the
                                             aggregate principal balance of the
                                             Loans (together with the amount[s]
                                             on deposit in the Pre-Funding
                                             Account, if any) over the aggregate
                                             principal balance of the Securities
                                             may provide overcollateralization.
                                             Over- collateralization in this
                                             form may result from the initial or
                                             subsequent deposit of Loans to
                                             create such excess or may build
                                             over time from the application of
                                             certain excess cash amounts
                                             generated by the Loans to
                                             accelerate the amortization of the
                                             applicable class or classes of
                                             Securities. Also, a portion of the
                                             interest payment on each Loan may
                                             be applied as an additional
                                             distribution in respect of
                                             principal to reduce the principal
                                             balance of a certain class or
                                             classes of Securities and, thus,
                                             accelerate the rate of payment of
                                             principal on such class or classes
                                             of Securities.

F. Loan Pool Insurance Policy............... A mortgage pool insurance policy or policies may be obtained and
                                             maintained for Loans relating to
                                             any Series of Securities, which
                                             will be limited in scope, covering
                                             defaults on the related Loans in an
                                             initial amount equal to a specified
                                             percentage of the aggregate
                                             principal balance of all Loans
                                             included in the related Pool as of
                                             the related Cut-off Date.

G/ FHA Insurance............................ If specified in the related
                                             Prospectus Supplement, all or a
                                             portion of the Loans in a Pool may
                                             be insured by the Federal Housing
                                             Administration (the "FHA"). See
                                             "Certain Legal Aspects of the Loans
                                             -- The Title I Program"

H. Cross-Collateralization.................. If specified in the related
                                             Prospectus Supplement, separate
                                             classes of a Series of Securities
                                             may evidence the beneficial
                                             ownership of, or be secured by,
                                             separate groups of assets included
                                             in a Trust Fund. In such case,
                                             credit support may be provided by a
                                             cross- collateralization feature
                                             which requires that distributions
                                             be made with respect to Securities
                                             evidencing a beneficial ownership
                                             interest in, or secured by, one or
                                             more Pools prior to distributions
                                             to Subordinated Securities
                                             evidencing a beneficial ownership
                                             interest in, or secured by, other
                                             Pools within the same Trust Fund.
                                             See "Credit Enhancement -
                                             Cross-Collateralization." If
                                             specified in the related Prospectus
                                             Supplement, the coverage provided
                                             by one or more of the forms of
                                             credit enhancement described in
                                             this Prospectus may apply
                                             concurrently to two or more
                                             separate Pools. If applicable, the
                                             related Prospectus Supplement will
                                             identify the Pools to which such
                                             credit enhancement relates and the
                                             manner of determining the amount of
                                             coverage provided to such Pools
                                             thereby and of the application of
                                             such coverage to the identified
                                             Pools. See "Credit Enhancement -
                                             Cross- Collateralization."

Advances.................................... The Master Servicer may be
                                             obligated to advance amounts (each,
                                             an "Advance") corresponding to
                                             delinquent interest and/or
                                             principal payments on such Loan
                                             until the date specified in the
                                             related Prospectus Supplement. Any
                                             obligation to make Advances may be
                                             subject to limitations as specified
                                             in the related Prospectus
                                             Supplement. Advances may be drawn
                                             from a cash account available for
                                             such purpose as described in the
                                             related Prospectus Supplement.
                                             Advances will be reimbursable to
                                             the extent described under
                                             "Description of the Securities --
                                             Advances" herein and in the related
                                             Prospectus Supplement. In the event
                                             the Master Servicer fails to make a
                                             required Advance, the Trustee may
                                             be obligated to advance such
                                             amounts otherwise required to be
                                             advanced by the Master Servicer.
                                             See "Description of the Securities
                                             - Advances."

Optional Purchase of Defaulted
Loans....................................... The Seller, the Master Servicer or
                                             the Depositor may, subject to the
                                             terms of the applicable Agreement,
                                             purchase from the related Trust
                                             Fund any defaulted Loan or any Loan
                                             as to which default is reasonably
                                             foreseeable. See "Agreements -
                                             Optional Purchases."

Optional Termination........................ The Seller, the Depositor and/or
                                             the Master Servicer may have the
                                             option to effect early retirement
                                             of a Series of Securities through
                                             the purchase of the Trust Fund
                                             Assets at the price specified in
                                             the related Prospectus Supplement.
                                             The proceeds of any such purchase
                                             will be deposited in the Security
                                             Account for each Trust Fund as
                                             described under "The Agreements -
                                             Payments on Loans; Deposits to
                                             Security Account." The exercise of
                                             such right will effect early
                                             retirement of the Securities of
                                             that Series, but such optional
                                             termination is subject to the
                                             requirement that the principal
                                             balance of the related Trust Fund
                                             Assets be less than the percentage
                                             specified in the related Prospectus
                                             Supplement of the aggregate
                                             principal balance of the Trust Fund
                                             Assets at the Cut-off Date for the
                                             Series. The foregoing is subject to
                                             the provision that if a REMIC
                                             election is made with respect to a
                                             Trust Fund, any such purchase above
                                             will be made only in connection
                                             with a "qualified liquidation" of
                                             the REMIC within the meaning of
                                             Section 860F(g)(4) of the Code.

Federal Income Tax Consequences
  A.  REMIC Securities...................... If so specified in the related
                                             Prospectus Supplement one or more
                                             elections will be made to treat all
                                             or portions of the Trust Fund
                                             Assets of a Series as a "real
                                             estate mortgage investment conduit"
                                             ("REMIC"). The classes of
                                             Securities of such Series will be
                                             designated as "regular interests"
                                             or "residual interests" in a REMIC.
                                             See "Federal Income Tax
                                             Consequences."

  B. Non-REMIC Pass-Through Securities...... If so specified in the related
                                             Prospectus Supplement, the Trust
                                             Fund (or the related Pool) of a
                                             Series will be treated as a grantor
                                             trust and will not be classified as
                                             an association taxable as a
                                             corporation for federal income tax
                                             purposes and Securityholders of
                                             Securities of such Series
                                             ("Pass-Through Securities") will be
                                             treated as owning directly rights
                                             to receive certain payments of
                                             interest or principal, or both, on
                                             the Trust Fund Assets (or the
                                             related Pool) of such Series. See
                                             "Federal Income Tax Consequences."

  C.  Owner Trust Securities................ If so specified in the related
                                             Prospectus Supplement, the Trust
                                             Fund for a Series will be treated
                                             as a partnership for federal income
                                             tax purposes. Each Noteholder, by
                                             the acceptance of a Note of such
                                             Series, will agree to treat such
                                             Note as indebtedness, and each
                                             Certificateholder, by the
                                             acceptance of a Certificate of such
                                             Series, will agree to treat the
                                             related Issuer as a partnership in
                                             which such Certificateholder is a
                                             partner for federal income and
                                             state tax purposes. See "Federal
                                             Income Tax Consequences."

  D.  Securities Treated as Debt............ If so specified in the Prospectus
                                             Supplement relating to a Series of
                                             Securities, a Trust Fund may issue
                                             Securities that will be
                                             characterized as indebtedness for
                                             federal income tax purposes secured
                                             by the related Loans. Each investor
                                             in the Securities of the related
                                             Series, by acceptance of such
                                             Securities, will agree to treat
                                             such Securities as debt for
                                             federal, state and local income and
                                             franchise tax purposes. See
                                             "Federal Income Tax Consequences."

ERISA Considerations........................ Subject to the considerations discussed under "ERISA
                                             Considerations" herein and in the
                                             related Prospectus Supplement, the
                                             Securities may or may not be
                                             eligible for purchase by employee
                                             benefit plans. The related
                                             Prospectus Supplement will provide
                                             further information with respect to
                                             the eligibility of a class of
                                             Securities for purchase by employee
                                             benefit plans.

                                             A fiduciary of any employee benefit
                                             plan subject to the Employee
                                             Retirement Income Security Act of
                                             1974, as amended ("ERISA"), or the
                                             Code should carefully review with
                                             its own legal advisors whether the
                                             purchase or holding of Securities
                                             could give rise to a transaction
                                             prohibited or otherwise
                                             impermissible under ERISA or the
                                             Code. See "ERISA Considerations"
                                             herein and in the related
                                             Prospectus Supplement.

Legal Investment............................ The Prospectus Supplement for each
                                             Series of Securities will specify
                                             which, if any, of the classes of
                                             Securities offered thereby
                                             constitute "mortgage related
                                             securities" for purposes of the
                                             Secondary Mortgage Market
                                             Enhancement Act of 1984 ("SMMEA").
                                             Classes of Securities that qualify
                                             as "mortgage related securities"
                                             will be legal investments for
                                             certain types of institutional
                                             investors to the extent provided in
                                             SMMEA, subject, in any case, to any
                                             other regulations which may govern
                                             investments by such institutional
                                             investors. Institutions whose
                                             investment activities are subject
                                             to review by federal or state
                                             authorities should consult with
                                             their counsel or the applicable
                                             authorities to determine whether an
                                             investment in a particular class of
                                             Securities (whether or not such
                                             class constitutes a "mortgage
                                             related security") complies with
                                             applicable guidelines, policy
                                             statements or restrictions. See
                                             "Legal Investment."

Rating...................................... It is a condition to the issuance of the Securities of any Series
                                             offered pursuant to this Prospectus
                                             and a Prospectus Supplement that
                                             each class or subclass be rated in
                                             one of the four highest rating
                                             categories by at least one
                                             nationally recognized statistical
                                             rating organization (a "Rating
                                             Agency"). A security rating is not
                                             a recommendation to buy, sell or
                                             hold the Securities of any Series
                                             and is subject to revision or
                                             withdrawal at any time by the
                                             assigning rating agency. Further,
                                             such ratings do not address the
                                             effect of prepayments on the yield
                                             anticipated by an investor.

Risk Factors................................ For a discussion of certain risks associated with an investment in
                                             the Securities, see "Risk Factors"
                                             beginning on page [13] herein and
                                             in the related Prospectus
                                             Supplement.

                                  RISK FACTORS

     Investors should consider the following factors in connection with the purchase of the Securities.

LIMITED LIQUIDITY

     Lack of a Secondary Market. There will be no market for the Securities of any Series prior to the issuance thereof, and there can be no assurance that a secondary market will develop or, if it does develop, that it will provide Securityholders with liquidity of investment or will continue for the life of the Securities of such Series.

     Limited Nature of Ongoing Information. The primary source of ongoing information regarding Securities of any Series, including information regarding the status of the related Trust Fund Assets and any credit enhancement for such Securities, will be the periodic reports to Securityholders to be delivered pursuant to the related Agreement as described herein under the heading "Description of the Securities--Reports to Securityholders" and any Detailed Information made available by the Depositor by subscription. See "Additional Detailed Information." There can be no assurance that any additional ongoing information regarding the Securities of any Series will be available through any other source. The limited nature of such information in respect of a Series of Securities may adversely affect the liquidity thereof, even if a secondary market for such Securities does develop.

     Sensitivity to Fluctuations in Prevailing Interest Rates. Insofar as a secondary market does develop with respect to any Series of Securities or class thereof, the market value of such Securities or class will be affected by several factors, including the perceived liquidity thereof, the anticipated cash flow thereon (which may vary widely depending upon the prepayment and default assumptions applied in respect of the underlying Trust Fund Assets) and prevailing interest rates. The price payable at any given time in respect of certain classes of Securities (in particular, a class with a relatively long average life, or a class of Interest Only Securities or Principal Only Securities) may be extremely sensitive to small fluctuations in prevailing interest rates; and the relative change in price for a Security in response to an upward or downward movement in prevailing interest rates may not necessarily equal the relative change in price for such Security in response to an equal but opposite movement in such rates. Accordingly, the sale of Securities by a Securityholder in any secondary market that may develop may be at a discount from the price paid by such Securityholder. The Depositor is not aware of any source through which price information about the Securities will be generally available on an ongoing basis.

     Delisting. The Depositor intends to cause each Trust Fund to suspend filing reports with the Commission if and when such reports are no longer required under the Exchange Act. See "Available Information."

LIMITED SOURCE OF PAYMENTS

     Limited Assets. Unless otherwise specified in the related Prospectus Supplement, the Securities of a Series will be payable solely from the Trust Fund Assets (or the related Pool) for such Securities and will not have any claim against or security interest in the Trust Fund Assets for any other Series. Further, at the times set forth in the related Prospectus Supplement, certain Trust Fund Assets and/or any balance remaining in the Security Account immediately after making all payments due on the Securities of such Series, after making adequate provision for future payments on certain classes of Securities and after making any other payments specified in the related Prospectus Supplement, may be promptly released or remitted to the Depositor, the Master Servicer, any credit enhancement provider or any other person entitled thereto and will no longer be available for making payments to Securityholders. Consequently, holders of Securities of each Series must rely solely upon payments with respect to the Trust Fund Assets for a Series of Securities, including, if applicable, any amounts available pursuant to any credit enhancement for such Series, for the payment of principal of and interest on the Securities of such Series.

     No Recourse to the Depositor, Trustee, Master Servicer or Seller. The Securities will not represent an interest in or obligation of the Depositor, the Trustee, the Master Servicer, the Seller or any of their respective affiliates. The only obligations, if any, of the Depositor with respect to the Trust Fund Assets or the Securities of any Series will be to obtain certain representations and warranties from the Seller and to assign to the Trust Fund for the related Series of Securities the Depositor's rights with respect to such representations and warranties. The Depositor does not have, and is not expected in the future to have, any significant assets with which to meet any obligation to repurchase Trust Fund Assets with respect to which there has been a breach of any representation or warranty by the Depositor. If, for example, the Depositor were required to repurchase a Loan, its only sources of funds to make such repurchase would be from funds obtained (i) from the enforcement of a corresponding obligation, if any, on the part of the Seller of such Loan, or (ii) to the extent provided in the related Prospectus Supplement, from a Reserve Account or similar credit enhancement established to provide funds for such repurchases.

     The only obligations of the Master Servicer, other than its master servicing obligations, with respect to the Trust Fund Assets or the Securities of any Series will be pursuant to certain representations and warranties.

     The only obligations of the Seller with respect to Trust Fund Assets or the Securities of any Series will be pursuant to certain representations and warranties and certain document delivery requirements. The Seller may be required to repurchase or substitute for any Loan with respect to which such representations and warranties or document delivery requirements are breached. There is no assurance, however, that the Seller will have the financial ability to effect such repurchase or substitution.

CERTAIN RISKS ASSOCIATED WITH MORTGAGE LENDING

     Borrower Credit. An investment in the Securities may be affected by future changes in the financial condition of the borrowers which could have a significant adverse impact on the likelihood of repayment of the Loans. Future changes in a borrower's economic circumstances may result from a variety of unforeseeable personal factors, including loss of employment, reduction in income, illness or divorce. General economic conditions, on a national and regional basis as well as with regard to particular industries, may also affect the timely payment by borrowers of scheduled payments of principal and interest on the Loans. In addition, the Loans underlying certain Series of Securities may be concentrated in certain regions and such concentration may present risk considerations that are different from those generally present for similar asset backed securities without such concentration.

     Property Values. There are several factors that could adversely affect the value of Properties such that the outstanding balance of the related Loans, together with any senior financing on the Properties, if applicable, would equal or exceed the value of the Properties, including an overall decline in the residential real estate market in the areas in which the Properties are located, a decline in the general condition of the Properties as a result of failure of borrowers to maintain adequately the Properties or of natural disasters that are not necessarily covered by insurance, such as earthquakes and floods. If such a decline occurs, the actual rates of delinquencies, foreclosures and losses on all Loans could be higher than those currently experienced in the mortgage lending industry in general. Losses on such Loans that are not otherwise covered by the credit enhancement described in the applicable Prospectus Supplement will be borne by the holder of one or more classes of Securities of the related Series.

     No assurance can be given that values of the Properties have remained or will remain at the levels which existed on the dates of appraisal (or, where applicable, recertification of value) of the related Loans. The appraisal of any Property reflects the individual appraiser's judgment as to value, based on the market values of comparable homes sold within the recent past in comparable nearby locations and on the estimated replacement cost. The appraisal relates both to the land and to the structure; in fact, a significant portion of the appraised value of a Property may be attributable to the value of the land rather than to the residence. Because of the unique locations and special features of certain Properties, identifying comparable properties in nearby locations may be difficult. The appraised values of such Properties will be based to a greater extent on adjustments made by the appraisers to the appraised values of reasonably similar properties rather than on objectively verifiable sales data. If residential real estate values generally or in particular geographic areas decline such that the outstanding balances of the Loans and any secondary financing on the Properties in a particular Trust Fund become equal to or greater than the values of the related Properties, the actual rates of delinquencies, foreclosures and losses could be higher than those that would be experienced in the absence of such decline in real estate values.

     Delays Due to Liquidation. Even assuming that the Properties provide adequate security for the Loans, substantial delays could be encountered in connection with the liquidation of defaulted Loans and corresponding delays in the receipt of related proceeds by Securityholders could occur if the Master Servicer is not obligated to make Advances. An action to foreclose on a Property securing a Loan is regulated by state statutes and rules and is subject to many of the delays and expenses of other legal proceedings if defenses or counterclaims are interposed, sometimes requiring several years to complete. Furthermore, in some states an action to obtain a deficiency judgment is not permitted following a nonjudicial sale of a Property. In the event of a default by a borrower, these restrictions, among other things, may impede the ability of the Master Servicer to foreclose on or sell the Property or to obtain liquidation proceeds sufficient to repay all amounts due on the related Loan. In addition, except as specified in a Prospectus Supplement, the Master Servicer will be entitled to deduct from the Security Account all Advances and all expenses reasonably incurred in attempting to recover amounts due on defaulted Loans and not yet repaid, including payments to senior lienholders, legal fees and costs of legal action, real estate taxes and maintenance and preservation expenses.

     Disproportionate Effect of Liquidation Expenses. The Loans may have smaller balances than other types of mortgage loans. Liquidation expenses with respect to defaulted loans do not vary directly with the outstanding principal balance of the loan at the time of default. Therefore, assuming that a servicer took the same steps in realizing upon a defaulted loan having a small remaining principal balance as it would in the case of a defaulted loan having a large remaining principal balance, the amount realized after expenses of liquidation would be smaller as a percentage of the outstanding principal balance of the small loan than would be the case with the defaulted loan having a large remaining principal balance.

     Junior Liens. Since the mortgages and deeds of trust securing some of Loans may be junior liens subordinate to the rights of the mortgagee under the related senior mortgage(s) or deed(s) of trust, the proceeds from any liquidation, insurance policy or condemnation will be available to satisfy the outstanding balance of such junior lien only to the extent that the claims of such senior mortgagees have been satisfied in full, including any related foreclosure costs. In addition, a junior mortgagee may not foreclose on the property securing a junior mortgage unless it forecloses subject to any senior mortgage, in which case it must either pay the entire amount due on any senior mortgage at or prior to the foreclosure sale or undertake the obligation to make payments on any such senior mortgage in the event the borrower is in default thereunder. The Trust Fund will not have any source of funds to satisfy any senior mortgages or make payments due to any senior mortgagees and may therefore be prevented from foreclosing on the related Property.

     Environmental Risks. Real property pledged as security to a lender may be subject to certain environmental risks. Under the laws of certain states, contamination of a property may give rise to a lien on the property to assure the costs of cleanup. In several states, such a lien has priority over the lien of an existing mortgage against such property. In addition under the laws of some states and under the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), a lender may be liable, as an "owner" or "operator", for costs of addressing releases or threatened releases of hazardous substances that require remedy at a property, if agents or employees of the lender have become sufficiently involved in the operations of the borrower, regardless of whether the environmental damage or threat was caused by a prior owner. Such costs could result in a loss to the holders of one or more classes of Securities of the related Series. A lender also risks such liability on foreclosure of the related property. See "Certain Legal Aspects of the Loans -- Environmental Considerations".

LIMITATIONS, REDUCTIONS AND SUBSTITUTIONS OF CREDIT ENHANCEMENT

     Although credit enhancement is intended to reduce the risk of delinquent payments or losses to holders of Securities entitled to the benefit thereof, the amount of such credit enhancement will be limited, as set forth in the related Prospectus Supplement, and may be subject to periodic reduction in accordance with a schedule or formula or may otherwise decline, and could be depleted under certain circumstances prior to the payment in full of the related Series of Securities. Moreover, such credit enhancement may not cover all potential losses or risks. For example, credit enhancement may not cover fraud or negligence by a loan originator or other parties. In the event losses exceed the amount of coverage provided by any credit enhancement or losses of a type not covered by any credit enhancement occur, such losses will be borne by one or more classes of Securityholders of the related Series. In addition, the Depositor will generally be permitted to reduce, terminate or substitute all or a portion of the credit enhancement for any Series of Securities, provided the applicable Rating Agencies indicate that the then-current ratings of the Securities of such Series will not be adversely affected. See "Credit Enhancement". None of the Depositor, the Seller, the Trustee, or the Master Servicer will have any obligations to replace, replenish or supplement any credit enhancement or take any action to maintain the rating of any Security.

VALUE OF TRUST FUND ASSETS

     With respect to a Series of Securities that includes Notes, there is no assurance that the market value of the Trust Fund Assets or any other assets relating to a Series of Securities described under "Credit Enhancement" herein will at any time be equal to or greater than the principal amount of the Securities of such Series then outstanding, plus accrued interest thereon. Moreover, if a Series of Securities includes Notes, upon an event of default under the Indenture, if any, for a Series of Securities and a sale of the related Trust Fund Assets or upon a sale of the assets of a Trust Fund for a Series of Securities, the Trustee, the Master Servicer, the credit enhancer, if any, and any other service provider specified in the related Prospectus Supplement generally will be entitled to receive the proceeds of any such sale to the extent of unpaid fees and other amounts owing to such persons under the related Agreement prior to distributions to Securityholders. Upon any such sale, the proceeds thereof may be insufficient to pay in full the principal of and interest on the Securities of such Series.

YIELD, WEIGHTED AVERAGE LIFE AND REINVESTMENT RISK CONSIDERATIONS

     The timing of principal payments of the Securities of a Series will be affected by a number of factors, including the following: (i) the extent of prepayments (including for this purpose prepayments resulting from refinancing or liquidations of the Loans due to defaults, casualties, condemnations and repurchases by the Seller or the Depositor and purchases by the Master Servicer) of the Loans comprising the Trust Fund Assets, which prepayments may be influenced by a variety of factors including general economic conditions, prevailing interest rate levels, the availability of alternative financing and homeowner mobility; (ii) the manner of allocating principal payments among the classes of Securities of a Series as specified in the related Prospectus Supplement; (iii) the exercise by the party entitled thereto of any right of optional termination; and (iv) the rate and timing of payment defaults and losses incurred with respect to the Trust Fund Assets. The repurchase of Loans may result from material breaches of the Seller's or the Depositor's representations and warranties. A Loan may be purchased at the option of the Seller, the Master Servicer or the Depositor if it is defaulted or if a default with respect thereto is reasonably foreseeable. The yields to maturity and weighted average lives of the Securities will be affected primarily by the rate and timing of prepayment of the Loans comprising the Trust Fund Assets. In addition, the yields to maturity and weighted average lives of the Securities will be affected by the distribution of amounts remaining in any Pre-Funding Account following the end of the related Funding Period. Any reinvestment risks resulting from a faster or slower incidence of prepayment of Loans held by a Trust Fund will be borne entirely by the holders of one or more classes of the related Series of Securities. See "-- Pre-Funding Accounts," "Yield, Maturity and Prepayment Considerations" and "The Trust Fund -- Pre-Funding Account." Interest payable on the Securities of a Series on a Distribution Date will include all interest accrued during the period specified in the related Prospectus Supplement. In the event interest accrues over a period ending two or more days prior to a Distribution Date, the effective yield to Securityholders will be reduced from the yield that would otherwise be obtainable if interest payable on the Securities were to accrue through the day immediately preceding each Distribution Date, and the effective yield (at par) to Securityholders will be less than the indicated coupon rate. See "Description of the Securities -- Distributions on Securities -- Distributions of Interest." In addition, the yield to investors may be adversely affected by interest shortfalls which may result from the timing of the receipt of prepayments or liquidations to the extent that such interest shortfalls are not covered by the mechanism(s), if any, specified in the applicable Prospectus Supplement. The yield to investors in Classes of Securities will be adversely affected to the extent that losses on the Loans in the related Trust Fund are allocated to such Classes and may be adversely affected to the extent of unadvanced delinquencies on the Loans in the related Trust Fund. Classes of Securities identified in the applicable Prospectus Supplement as Subordinated Securities are more likely to be affected by delinquencies and losses than other Classes of Securities. See "Yield, Maturity and Prepayment Considerations."

PRE-FUNDING ACCOUNTS

     If so provided in the related Prospectus Supplement, on the related Closing Date the Depositor will deposit cash in an amount (the "Pre-Funded Amount") specified in such Prospectus Supplement into an account (the "Pre- Funding Account"). In no event will the Pre-Funded Amount exceed 25% of the initial aggregate principal amount of the related Series of Securities. The Pre-Funded Amount will be used to purchase Loans ("Subsequent Loans") in a period from the related Closing Date to a date not more than three months after such Closing Date (such period, the "Funding Period") from the Depositor (which, in turn, will acquire such Subsequent Loans from the Seller). The Pre-Funding Account will be maintained with the Trustee for the related Series of Securities and is designed solely to hold funds to be applied by the Trustee during the Funding Period to pay to the Depositor the purchase price for Subsequent Loans. Amounts on deposit in the Pre-Funding Account will not be available to cover losses on or in respect of the related Loans. To the extent that the entire Pre-Funded Amount has not been applied to the purchase of Subsequent Loans by the end of the related Funding Period, any amounts remaining in the Pre-Funding Account will be distributed as a prepayment of principal to Securityholders on the Distribution Date immediately following the end of the Funding Period, in the amounts and pursuant to the priorities set forth in the related Prospectus Supplement. Any reinvestment risk resulting from such prepayment will be borne entirely by the holders of one or more classes of the related Series of Securities. The applicable Agreement will provide that each Pool, following the conveyance of any Subsequent Loans to the applicable Pool, shall, in the aggregate, conform to certain specified characteristics. See "The Trust Fund - Pre-Funding Account."

CHARACTERISTICS OF A POOL MAY VARY

     Over time, certain characteristics of a Pool may change. A Pool may pay off in unpredictable ways which may cause the characteristics of a Pool to differ, sometimes significantly, from its original characteristics.

BANKRUPTCY AND INSOLVENCY RISKS

     Seller and Depositor. Each of the Seller and the Depositor will treat the transfer of the Trust Fund Assets by the Seller to the Depositor as a sale or contribution to capital for accounting purposes. The Depositor will in each case transfer the Trust Fund Assets to a trust and the Depositor and the trust will treat the transfer of Trust Fund Assets from the Depositor to the trust as a sale or contribution to capital for accounting purposes. As sales or contributions to capital of the Trust Fund Assets, the Trust Fund Assets would not be part of the Seller's or the Depositor's bankruptcy estate and would not be available to the Seller's creditors. However, in the event of the insolvency of the Seller or the Depositor, it is possible that the bankruptcy trustee or a creditor of the Seller may attempt to recharacterize the conveyance of the Trust Fund Assets as a borrowing by the Seller or the Depositor, secured by a pledge of the Trust Fund Assets. In either case, this position, if argued before or accepted by a court, could prevent timely payments of amounts due on the Securities and result in a reduction of payments due on the Securities.

     Master Servicer. In the event of the insolvency of the Master Servicer, the receiver may have the power to prevent the Trustee or the Securityholders from appointing a successor master servicer. The time period during which cash collections may be commingled with the Master Servicer's own funds prior to each Distribution Date will be specified in the related Prospectus Supplement. In the event of the insolvency of the Master Servicer and if such cash collections are commingled with the Master Servicer's own funds for at least ten days, the Trust Fund will likely not have a perfected security interest in such collections since such collections would not have been deposited in a segregated account within ten days after the collection thereof, and the inclusion thereof in the bankruptcy estate of the Master Servicer may result in delays in payment and failure to pay amounts due on the Securities of the related Series.

     Borrowers. Federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of the secured mortgage lender to realize upon its security. For example, in a proceeding under the federal Bankruptcy Code, a lender may not foreclose on a Property without the permission of the bankruptcy court. The rehabilitation plan proposed by the debtor may provide, if the Property is not the debtor's principal residence and the court determines that the value of the Property is less than the principal balance of the mortgage loan, for the reduction of the secured indebtedness to the value of the Property as of the date of the commencement of the bankruptcy, rendering the lender a general unsecured creditor for the difference, and also may reduce the monthly payments due under such mortgage loan, change the rate of interest and alter the mortgage loan repayment schedule. The effect of any such proceedings under the federal Bankruptcy Code, including but not limited to any automatic stay, could result in delays in receiving payments on the Loans underlying a Series of Securities and possible reductions in the aggregate amount of such payments.

BALLOON PAYMENTS

     Certain of the Loans as of the related Cut-off Date may not be fully amortizing over their terms to maturity and, thus, will require substantial principal payments (i.e., balloon payments) at their stated maturity. Loans with balloon payments ("Balloon Loans") involve a greater degree of risk because the ability of a borrower to make a balloon payment typically will depend upon such borrower's ability either to refinance the Loan or to sell the related Property prior to the stated maturity of the Loan. The ability of a borrower to accomplish either of these goals will be affected by a number of factors, including the level of available mortgage rates at the time of sale or refinancing, the borrower's equity in the related Property, the financial condition of the borrower and tax laws.

CERTAIN OTHER RISKS RELATED TO LEGAL ASPECTS OF THE LOANS

     Consumer Protection Laws. Applicable state laws generally regulate interest rates and other charges, require certain disclosures, and require licensing of certain originators and servicers of Loans. In addition, most states have other laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and practices which may apply to the origination, servicing and collection of the Loans. Depending on the provisions of the applicable law and the specific facts and circumstances involved, violations of these laws, policies and principles may limit the ability of the Master Servicer to collect all or part of the principal of or interest on the Loans, may entitle the borrower to a refund of amounts previously paid and, in addition, could subject the Master Servicer to damages and administrative sanctions. See "Certain Legal Aspects of the Loans." The Loans may also be subject to federal laws, including:

            (i) the Federal Truth in Lending Act and Regulation Z promulgated thereunder, which require certain disclosures to the borrowers regarding the terms of the Loans;

            (ii) the Equal Credit Opportunity Act and Regulation B promulgated thereunder, which prohibit discrimination on the basis of age, race, color, sex, religion, marital status, national origin, receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act, in the extension of credit;

            (iii) the Fair Credit Reporting Act, which regulates the use and reporting of information related to the borrower's credit experience; and

            (iv) for Loans that were originated or closed after November 7, 1989, the Home Equity Loan Consumer Protection Act of 1988, which requires additional application disclosures, limits changes that may be made to the loan documents without the borrower's consent and restricts a lender's ability to declare a default or to suspend or reduce a borrower's credit limit to certain enumerated events.

     The Riegle Act. Certain mortgage loans may be subject to the Riegle Community Development and Regulatory Improvement Act of 1994 (the "Riegle Act") which incorporates the Home Ownership and Equity Protection Act of 1994. These provisions impose additional disclosure and other requirements on creditors with respect to non-purchase money mortgage loans with high interest rates or high-up-front fees and charges. The provisions of the Riegle Act apply on a mandatory basis to all mortgage loans originated on or after October 1, 1995. These provisions can impose specific statutory liabilities upon creditors who fail to comply with their provisions and may affect the enforceability of the related loans. In addition, any assignee of the creditor would generally be subject to all claims and defenses that the consumer could assert against the creditor, including, without limitation, the right to rescind the mortgage loan.

     Violations of certain provisions of these federal laws may limit the ability of the Master Servicer to collect all or part of the principal of or interest on the Loans and in addition could subject the Trust Fund to damages and administrative enforcement. Losses on such Loans that are not otherwise covered by the credit enhancement described in the applicable Prospectus Supplement will be borne by the holders of one or more classes of Securities of the related Series. See "Certain Legal Aspects of the Loans".

RISKS RELATING TO INDEXED SECURITIES

     An investment in Securities indexed, as to principal and/or interest, to one or more values of currencies (including exchange rates and swap indices between currencies), commodities, interest rates or other indices entails significant risks that are not associated with similar investments in a conventional fixed-rate debt security. If the interest rate of such a Security is so indexed, it may result in an interest rate that is less than that payable on a conventional fixed-rate debt security issued at the same time, including the possibility that no interest will be paid, and, if the principal amount of such a Security is so indexed, the principal amount payable at maturity may be less than the original purchase price of such Security if allowed pursuant to the terms of such Security, including the possibility that no principal will be paid. The secondary market for such Securities will be affected by a number of factors, independent of the characteristics of the Trust Fund Assets, structure of the cash flows and the value of the applicable currency, commodity, interest rate or other index, including the volatility of the applicable currency, commodity, interest rate or other index, the time remaining to the maturity of such Securities, the amount outstanding of such Securities and market interest rates. The value of the applicable currency, commodity, interest rate or other index depends on a number of interrelated factors, including economic, financial and political events. Additionally, if the formula used to determine the principal amount, premium, if any, or interest payable with respect to such Securities contains a multiple or leverage factor, the effect of any change in the applicable currency, commodity, interest rate or other index may be increased. The historical experience of the relevant currencies, commodities, interest rates or other indices should not be taken as an indication of future performance of such currencies, commodities, interest rates or other indices during the term of any Security. The credit ratings assigned to any Series or class of Securities are not, in any way, reflective of the potential impact of the factors discussed above, or any other factors, on the market value of the Securities. Accordingly, prospective investors should consult their own financial and legal advisors as to the risks involved in an investment in such Securities and the suitability of such Securities in light of their particular circumstances.

LIMITED NATURE OF THE RATING OF THE SECURITIES; RISKS OF A
DOWNGRADE

     It will be a condition to the issuance of a class of Securities offered hereby that such Securities be rated in one of the four highest rating categories by the Rating Agencies identified in the related Prospectus Supplement. Any such rating would be based on, among other things, the adequacy of the value of the related Trust Fund Assets and any credit enhancement with respect to such class and will represent each such Rating Agency's assessment solely of the likelihood that holders of such class of Securities will receive payments to which such Securityholders are entitled under the related Agreement or Indenture. Such rating will not constitute an assessment of the likelihood that principal prepayments on the related Trust Fund Assets will be made, the degree to which the rate of such prepayments might differ from that originally anticipated or the likelihood of early optional termination of the Series of Securities. Such rating will not constitute a recommendation to purchase, hold or sell Securities, inasmuch as it does not address market price or suitability for a particular investor. Such rating will not address the possibility that prepayment at higher or lower rates than anticipated by an investor may cause such investor to experience a lower than anticipated yield or that an investor purchasing a Security at a significant premium might fail to recoup its initial investment under certain prepayment scenarios.

     There is also no assurance that any such rating will remain in effect for any given period of time or that it will not be lowered or withdrawn entirely by the related Rating Agency if, in its judgment, circumstances in the future so warrant. In addition to being lowered or withdrawn due to any erosion in the adequacy of the value of the Trust Fund Assets or any credit enhancement with respect to a Series of Securities, such rating might also be lowered or withdrawn because of, among other reasons, an adverse change in the financial or other condition of a credit enhancement provider or a change in the rating of such credit enhancement provider's long term debt.

     Any withdrawal or reduction in the rating assigned to a class of Securities will adversely affect the price potential purchasers are willing to pay for such Securities and may adversely affect the liquidity of such Securities.

BOOK-ENTRY REGISTRATION

     One or more classes of Securities of a Series may be issued in book-entry form. The issuance of Securities in book-entry form may reduce the liquidity of the Securities in the secondary trading market since certain investors may be unwilling to purchase Securities for which they cannot obtain physical certificates. Since transactions in book-entry Securities can be effected only through the Depository Trust Company ("DTC"), participating organizations, Financial Intermediaries and certain banks, the ability of a Securityholder having a beneficial ownership interest in the Securities ("Security Owners") to pledge a book-entry Security to persons or entities that do not participate in the DTC system may be limited due to the lack of a physical certificate representing such Securities. Security Owners will not be recognized as Securityholders as such term is used in the related Agreement, and Security Owners will be permitted to exercise the rights of Securityholders only indirectly through DTC and its Participants.

     In addition, Securityholders may experience some delay in their receipt of distributions of interest and principal on book-entry Securities since distributions are required to be forwarded by the Trustee to DTC and DTC will then be required to credit such distributions to the accounts of Depository participants which thereafter will be required to credit them to the accounts of Securityholders either directly or indirectly through Financial Intermediaries. See "Description of the Securities -- Book-Entry Registration of Securities".

                                 THE TRUST FUND*

_________
* Whenever the terms "Pool," "Certificates," "Notes" and "Securities" are used in this Prospectus, such terms will be deemed to apply, unless the context indicates otherwise, to one specific Pool and the Securities of one Series including the Certificates representing certain undivided interests in, and/or Notes secured by the assets of, a single Trust Fund consisting primarily of the Trust Fund Assets in such Pool. Similarly, the term "Pass-Through Rate" will refer to the Pass-Through Rate borne by the Certificates and the term "Interest Rate" will refer to the interest rate borne by the Notes of one specific Series, as applicable, and the term "Trust Fund" will refer to one specific Trust Fund.

GENERAL

     The Securities of each Series will represent interests in all or a part of the assets of the related Trust Fund, and the Notes of each Series will be secured by the pledge of all or a portion of the assets of the related Trust Fund. The Trust Fund for each Series will be held by the Trustee for the benefit of the related Securityholders. The assets of each Trust Fund (the "Trust Fund Assets") will consist of one or more pools (each, a "Pool") comprised of Loans and/or Norwest ABS as specified in the related Prospectus Supplement, together with payments in respect of such Loans or Norwest ABS, as specified in the related Prospectus Supplement. Each Pool will be created on the first day of the month of the issuance of the related Series of Securities or such other date specified in the related Prospectus Supplement (the "Cut-off Date"). The Securities will be entitled to payment from the assets of the related Trust Fund or Funds or one or more Pools thereof and other assets, if any, assigned to the Trustee and, if a Series of Securities consists of Notes, pledged to the Indenture Trustee for the benefit of the Noteholders, as specified in the related Prospectus Supplement and will not be entitled to payments in respect of the assets of any other Trust Fund established by the Depositor.

     The Trust Fund Assets will be acquired by the Depositor from Norwest Mortgage, Inc. (the "Seller"), an affiliate of both the Depositor and the Master Servicer, and conveyed without recourse by the Depositor to the related Trust Fund. Loans acquired by the Depositor will have been originated in accordance with the underwriting criteria specified below under "Loan Programs -- Underwriting Standards" or as otherwise described in the related Prospectus Supplement.

     The Depositor will cause the Trust Fund Assets to be assigned to the Trustee named in the related Prospectus Supplement for the benefit of the holders of the Securities of the related Series and, if a Series consists of Notes, will cause the Trust Fund Assets to be pledged to the Indenture Trustee for the benefit of the Noteholders. The Master Servicer will service the Trust Fund Assets, either directly or through other servicing institutions ("Sub-Servicers"), pursuant to a Pooling and Servicing Agreement among the Depositor, the Master Servicer and the Trustee with respect to a Series consisting of Certificates, or sale and servicing agreement (each, a "Sale and Servicing Agreement") among the Depositor, the Master Servicer and the Trustee with respect to a Series consisting of Notes, and will receive a fee for such services. See "Loan Programs" and "The Agreements". With respect to Loans serviced by the Master Servicer through a Sub-Servicer, the Master Servicer will remain liable for its servicing obligations under the related Agreement as if the Master Servicer alone were servicing such Loans.

     As used herein, "Agreement" means, with respect to a Series consisting of Certificates, the Pooling and Servicing Agreement, and with respect to a Series consisting of Notes, the Trust Agreement, the Indenture and the Sale and Servicing Agreement, as the context requires.

     If so specified in the related Prospectus Supplement, a Trust Fund relating to a Series of Securities may be a business trust formed under the laws of the state specified in the related Prospectus Supplement pursuant to a trust agreement (each, a "Trust Agreement") between the Depositor and the trustee of such Trust Fund.

     With respect to each Trust Fund, prior to the initial offering of the related Series of Securities, the Trust Fund will have no assets or liabilities. No Trust Fund is expected to engage in any activities other than acquiring, managing and holding the related Trust Fund Assets and other assets contemplated herein and specified in the related Prospectus Supplement and the proceeds thereof, issuing Securities and making payments and distributions thereon and certain related activities. No Trust Fund is expected to have any source of capital other than its assets and any related credit enhancement.

     Unless otherwise specified in the related Prospectus Supplement, the only obligations of the Depositor with respect to a Series of Securities will be to obtain certain representations and warranties from the Seller and to assign to the Trustee for such Series of Securities the Depositor's rights with respect to such representations and warranties. See "The Agreements -- Assignment of the Trust Fund Assets". The obligations of the Master Servicer with respect to the Loans will consist principally of its contractual servicing obligations under the related Agreement (including its obligation to enforce the obligations of the Seller as more fully described herein under "Loan Programs -- Representations by Seller; Repurchases") and its obligation, if any, to make certain cash advances in the event of delinquencies in payments on or with respect to the Loans in the amounts described herein under "Description of the Securities -- Advances". The obligations of the Master Servicer to make advances may be subject to limitations, to the extent provided herein and in the related Prospectus Supplement.

     The following is a brief description of the assets expected to be included in the Trust Funds. If specific information respecting the Trust Fund Assets is not known at the time the related Series of Securities initially is offered, more general information of the nature described below will be provided in the related Prospectus Supplement, and specific information will be set forth in a report on Form 8-K to be filed with the Securities and Exchange Commission within fifteen days after the initial issuance of such Securities (the "Detailed Description"). A copy of the Agreement with respect to each Series of Securities will be available for inspection at the corporate trust office of the Trustee specified in the related Prospectus Supplement. A schedule of the Loans relating to such Series will be attached to the Agreement delivered to the Trustee upon delivery of the Securities.

THE LOANS

General. The Loans to be included in a Trust Fund may consist of Subprime Loans, Closed End Second Loans and Title I Loans. See "Loan Programs - Underwriting Standards - First Lien Subprime Mortgage Loans," "--Closed End Second Mortgage Loans," and "-Title I Loans."

     The payment terms of the Loans to be included in a Trust Fund will be described in the related Prospectus Supplement and may include any of the following features (or combination thereof), all as described below or in the related Prospectus Supplement:

          (a) Interest may be payable at a fixed rate, a rate adjustable from time to time in relation to an index (which will be specified in the related Prospectus Supplement), a rate that is fixed for a period of time or under certain circumstances and is followed by an adjustable rate, a rate that otherwise varies from time to time, or a rate that is convertible from an adjustable rate to a fixed rate or from a fixed rate to an adjustable rate. Changes to an adjustable rate may be subject to periodic limitations, maximum rates, minimum rates or a combination of such limitations. Accrued interest may be deferred and added to the principal of a Loan for such periods and under such circumstances as may be specified in the related Prospectus Supplement. Loans may provide for the payment of interest at a rate lower than the specified interest rate borne by such Loan (the "Loan Rate") for a period of time or for the life of the Loan, and the amount of any difference may be contributed from funds supplied by the seller of the Property or another source.

          (b) Principal may be payable on a level debt service basis to fully amortize the Loan over its term, may be calculated on the basis of an assumed amortization schedule that is significantly longer than the original term to maturity or on an interest rate that is different from the Loan Rate or may not be amortized during all or a portion of the original term. Payment of all or a substantial portion of the principal may be due on maturity ("balloon payment"). Principal may include interest that has been deferred and added to the principal balance of the Loan.

          (c) Monthly payments of principal and interest may be fixed for the life of the Loan, may increase over a specified period of time or may change from period to period. Loans may include limits on periodic increases or decreases in the amount of monthly payments and may include maximum or minimum amounts of monthly payments.

          (d) Prepayments of principal may be subject to a prepayment fee, which may be fixed for the life of the Loan or may decline over time, and may be prohibited for the life of the Loan or for certain periods ("lockout periods"). Certain Loans may permit prepayments after expiration of the applicable lockout period and may require the payment of a prepayment fee in connection with any such subsequent prepayment. Other Loans may permit prepayments without payment of a fee unless the prepayment occurs during specified time periods. The Loans may include "due on sale" clauses which permit the mortgagee to demand payment of the entire Loan in connection with the sale or certain transfers of the related Property. Other Loans may be assumable by persons meeting the then applicable underwriting standards of the Seller.

     A Trust Fund may contain certain Loans ("Buydown Loans") that include provisions whereby a third party partially subsidizes the monthly payments of the borrowers on such Loans during the early years of such Loans, the difference to be made up from a fund (a "Buydown Fund") contributed by such third party at the time of origination of the Loan. A Buydown Fund will be in an amount equal either to the discounted value or full aggregate amount of future payment subsidies. The underlying assumption of buydown plans is that the income of the borrower will increase during the buydown period as a result of normal increases in compensation and inflation, so that the borrower will be able to meet the full loan payments at the end of the buydown period. To the extent that this assumption as to increased income proves inaccurate, the possibility of defaults on Buydown Loans is increased.

     Loans will consist of mortgage loans or deeds of trust secured by first or subordinated liens on one- to four-family residential properties. If so specified, the Loans may include cooperative apartment loans ("Cooperative Loans") secured by security interests in shares issued by private, non-profit, cooperative housing corporations ("Cooperatives") and in the related proprietary leases or occupancy agreements granting exclusive rights to occupy specific dwelling units in such Cooperatives' buildings. The real property which secures repayment of the Loans is referred to as the "Properties." The Loans will secured by mortgages or deeds of trust or other similar security instruments creating a lien on the Properties. Such liens may be subordinated to one or more senior liens on the related Properties as described in the related Prospectus Supplement. The Properties relating to Loans will consist of single family residences, individual units in condominium apartment buildings, two- to four-family dwelling units, manufactured housing units, or other improved real property. Such Properties may include vacation and second homes, investment properties and leasehold interests. In the case of leasehold interests, the term of the leasehold will exceed the scheduled maturity of the Loan by at least five years, unless otherwise specified in the related Prospectus Supplement. The Properties may be located in any one of the fifty states, the District of Columbia, Guam, Puerto Rico or any other territory of the United States.

     If specified in the applicable Prospectus Supplement, Loans with certain loan-to-value ratios, combined loan-to-value ratios and/or certain principal balances may be covered wholly or partially by primary mortgage guaranty insurance policies (each, a "Primary Mortgage Insurance Policy"). The existence, extent and duration of any such coverage will be described in the applicable Prospectus Supplement.

     Norwest ABS. Norwest ABS may consist of (a) asset backed pass-through certificates representing beneficial interests in mortgage loans or (b) asset backed notes secured by such mortgage loans, and in each case issued by trust funds of other Series established by the Depositor or an affiliate of the Depositor. Norwest ABS may include stripped mortgage-backed securities representing an undivided interest in all or a part of any of the principal distributions (but not the interest distributions) or the interest distributions (but not the principal distributions) or in some specified portion of the principal and interest distributions (but not all of such distributions) on mortgage loans. Norwest ABS will have been issued pursuant to a pooling and servicing agreement, an indenture or similar agreement (a "Norwest ABS Agreement"). Norwest Bank, the master servicer of the underlying mortgage loans, and either Norwest Mortgage or an affiliate thereof, acting as depositor, will have entered into the Norwest ABS Agreement with the trustee under such Norwest ABS Agreement (the "Norwest ABS Trustee"). The Norwest ABS Trustee or its agent, or a custodian, will possess the mortgage loans underlying such Norwest ABS. Mortgage loans underlying a Norwest ABS will be serviced by Norwest Mortgage, Norwest Bank and/or other affiliated or unaffiliated servicers (each, a "Norwest ABS Servicer"). Although individual mortgage loans underlying the Norwest ABS may be insured or guaranteed by the United States or an agency or instrumentality thereof, they need not be, and the Norwest ABS themselves will not be so insured or guaranteed.

     Distributions of principal and interest will be made on the Norwest ABS on the dates and in the amounts specified in the related Prospectus Supplement. The Norwest ABS Issuer or the Norwest ABS Servicer may have the right or may be required to repurchase assets underlying the Norwest ABS after a certain date or under other circumstances specified in the related Prospectus Supplement.

     The mortgage loans underlying the Norwest ABS may consist of fixed rate, level payment, fully amortizing loans or graduated payment mortgage loans, Buydown Loans, adjustable rate mortgage loans or loans have balloon or other special payment feature. Such mortgage loans may be secured by single family property, or two- to four- family property or by an assignment of the proprietary lease or accompanying agreement relating to a specific dwelling within a Cooperative and the related shares issued by such Cooperative.

     The Prospectus Supplement for a Series for which the Trust Fund includes Norwest ABS will specify (i) the aggregate approximate principal amount and type of the Norwest ABS to be included in the Trust Fund; (ii) certain characteristics of the mortgage loans that comprise the underlying assets for the Norwest ABS including (A) the payment features of such mortgage loans, (B) the approximate aggregate principal balance, if known, of underlying mortgage loans insured or guaranteed by a governmental entity, (C) the servicing fee or range of servicing fees with respect to the mortgage loans and (D) the minimum and maximum stated maturities of the underlying mortgage loans at origination;
(iii) the maximum original term-to-stated maturity of the Norwest ABS; (v) the pass-through or certificate rate of the Norwest ABS; (vi) the weighted average pass-through or certificate rate of the Norwest ABS; (vii) the Norwest ABS Issuer, the Norwest ABS Servicer (if other than the Norwest ABS Issuer) and the Norwest ABS Trustee for such Norwest ABS; (viii) certain characteristics of credit support, if any, such as reserve funds, insurance policies, surety bonds, letters of credit or guaranties related to the mortgage loans underlying the Norwest ABS or to such Norwest ABS themselves; (ix) the terms on which the underlying mortgage loans for such Norwest ABS may, or is required to, be purchased prior to the stated maturity of the Norwest ABS; and (x) the terms on which mortgage loans may be substituted for those originally underlying the Norwest ABS.

     Additional Information. Each Prospectus Supplement will contain information, as of the date of such Prospectus Supplement and to the extent then specifically known to the Depositor, with respect to the Loans contained in the related Pool, including (i) the aggregate outstanding principal balance and the average outstanding principal balance of the Loans as of the applicable Cut-off Date, (ii) the type of property securing the Loan (e.g., single family residences, individual units in condominium apartment buildings, two- to four-family dwelling units or other improved real property), (iii) the original terms to maturity of the Loans, (iv) the largest principal balance and the smallest principal balance of any of the Loans, (v) the earliest origination date and latest maturity date of any of the Loans, (vi) the loan-to-value ratios or combined loan-to-value ratios, as applicable, of the Loans, (vii) the Loan Rates or annual percentage rates ("APR") or range of Loan Rates or APR's borne by the Loans, (viii) the maximum and minimum per annum Loan Rates, and (ix) the geographical location of the Properties securing the Loans. If specific information respecting the Loans is not known to the Depositor at the time the related Securities are initially offered, more general information of the nature described above will be provided in the related Prospectus Supplement, and specific information will be set forth in the Detailed Description.

SUBSTITUTION OF TRUST FUND ASSETS

     Substitution of Trust Fund Assets will be permitted in the event of breaches of representations and warranties with respect to any original Trust Fund Asset or in the event the documentation with respect to any Trust Fund Asset is determined by the Trustee to be incomplete. The period during which such substitution will be permitted generally will be indicated in the related Prospectus Supplement.

PRE-FUNDING ACCOUNT

     If so provided in the related Prospectus Supplement, the Master Servicer will establish and maintain a Pre- Funding Account, in the name of the related Trustee on behalf of the related Securityholders, into which the Depositor will deposit cash in an amount equal to the Pre-Funded Amount on the related Closing Date. The Pre- Funding Account will be maintained with the Trustee for the related Series of Securities and is designed solely to hold funds to be applied by such Trustee during the Funding Period to pay to the Depositor the purchase price for Subsequent Loans. Monies on deposit in the Pre-Funding Account will not be available to cover losses on or in respect of the related Loans. The Pre-Funded Amount will not exceed 25% of the initial aggregate principal amount of the Certificates and Notes of the related Series. The Pre-Funded Amount will be used by the related Trustee to purchase Subsequent Loans from the Depositor from time to time during the Funding Period. The Funding Period, if any, for a Trust Fund will begin on the related Closing Date and will end on the date specified in the related Prospectus Supplement, which in no event will be later than the date that is three months or ninety days after the related Closing Date. Monies on deposit in the Pre-Funding Account may be invested in Permitted Investments under the circumstances and in the manner described in the related Agreement. Earnings on investment of funds in the Pre-Funding Account will be deposited into the related Security Account or such other trust account as is specified in the related Prospectus Supplement and losses will be charged against the funds on deposit in the Pre- Funding Account. Any amounts remaining in the Pre-Funding Account at the end of the Funding Period will be distributed to the related Securityholders in the manner and priority specified in the related Prospectus Supplement, as a prepayment of principal of the related Securities.

     Following the end of the Funding Period, a current report on Form 8-K containing a description of the Loans acquired by the Trust Fund as of their respective Cut-Off Dates will be filed with the Commission.

     Any conveyance of Subsequent Loans will be subject to the following conditions, among others specified in the related Prospectus Supplement: (i) each such Subsequent Loan must satisfy the applicable underwriting criteria specified below under "Loan Programs - Underwriting Standards" and such additional criteria as may be specified in the related Prospectus Supplement;
(ii) if and to the extent specified in the related Prospectus Supplement, the third-party credit enhancement provider, if any, shall have approved the transfer of such Subsequent Loans to the Trust Fund; (iii) neither the Depositor nor the Seller will have selected such Subsequent Loans in a manner that either believes is adverse to the interests of the Securityholders; (iv) the Depositor and the Seller will deliver certain opinions of counsel to the Trustee and the Rating Agencies with respect to the validity of the conveyance of such Subsequent Loans; and (v) the Rating Agencies shall confirm that the ratings on the Securities of such series have not been withdrawn or reduced as a result of the transfer of such Subsequent Loans to the Trustee.

CAPITALIZED INTEREST ACCOUNT

     If so provided in the related Prospectus Supplement, on the related Closing Date the Depositor will deposit in an account (the "Capitalized Interest Account") cash in such amount as is necessary to cover shortfalls in interest on the related Series of Securities that may arise as a result of utilization of the Pre-Funding Account as described above. The Capitalized Interest Account will be maintained with the Trustee for the related Series of Securities and is designed solely to cover the above-mentioned interest shortfalls. Amounts on deposit in the Capitalized Interest Account will not be available to cover losses on or in respect of the related Loans. To the extent that the entire amount on deposit in the Capitalized Interest Account has not been applied to cover shortfalls in interest on the related Series of Securities by the end of the Funding Period, any amounts remaining in the Capitalized Interest Account will be paid to the Depositor.

                                 USE OF PROCEEDS

     The net proceeds to be received from the sale of the Securities will be applied by the Depositor to the purchase of Trust Fund Assets. The Depositor expects to sell Securities in Series from time to time, but the timing and amount of offerings of Securities will depend on a number of factors, including the volume of Trust Fund Assets acquired by the Depositor, prevailing interest rates, availability of funds and general market conditions.

                                  THE DEPOSITOR

     Directors Asset Conduit Corporation, a Delaware corporation (the "Depositor"), was incorporated in July 1997 for the limited purpose of acquiring, owning and transferring Trust Fund Assets and selling interests therein or bonds secured thereby. The Depositor is a limited purpose finance subsidiary of Norwest Mortgage, Inc., a California corporation. The Depositor maintains its principal office at 7485 New Horizon Way, Frederick, Maryland 21703. Its telephone number is (301) 846-8101. Neither the Depositor nor any of the Depositor's affiliates will insure or guarantee distributions on the Securities of any Series.

                                NORWEST MORTGAGE

     Norwest Mortgage, Inc. ("Norwest Mortgage") was originally incorporated as a Minnesota corporation on July 1, 1983. On August 30, 1995, Norwest Mortgage and Directors Mortgage Loan Corporation, a California corporation, completed a statutory merger. As a result of the merger, Norwest Mortgage became a California corporation as of September 1, 1995. Norwest Mortgage is engaged principally in the business of (i) originating, purchasing and selling residential mortgage loans in its own name and through its affiliates, Norwest Funding, Inc. and Norwest Funding II, Inc. (such affiliates, collectively, "Norwest Funding") and (ii) servicing residential mortgage loans for its own account or for the account of others. Norwest Mortgage is a direct, wholly owned subsidiary of Norwest Nova, Inc. and an indirect, wholly owned subsidiary of Norwest Corporation. The executive offices of Norwest Mortgage are located at 405 Southwest 5th Street, Des Moines, Iowa 50309-4603, and its telephone number is (515) 221-7300.

     On May 7, 1996 Norwest Mortgage and Norwest Funding acquired all of the mortgage origination, servicing and secondary marketing operations of The Prudential Home Mortgage Company, Inc. ("PHMC"), an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America, and purchased certain mortgage loans from PHMC and a substantial portion of PHMC's mortgage servicing portfolio.

     On January 7, 1997, a complaint was served on PHMC with respect to an individual and purported class action filed by The Capitol Life Insurance Company ("Capitol Life") in the Superior Court of New Jersey against PHMC, The Prudential Home Mortgage Securities Company, Inc. ("PHMSC") and certain of their affiliates and 100 unnamed "Doe defendants". On March 26, 1997, PHMC and others filed a motion to dismiss the complaint for failure to state a claim on which relief can be granted. On June 2, 1997, an amended complaint was filed and American Investors Life Insurance Company joined Capitol Life as a named plaintiff in the actions. As amended, the complaint asserts claims against PHMC, PHMSC, certain of their present and former affiliates and certain former employees as well as Merrill Lynch & Co., Kidder, Peabody & Co. Incorporated, Lehman Brothers Inc. and Salomon Brothers Inc. As amended, the complaint alleges, among other things, that the defendants made false and misleading statements and/or omissions of material fact and fraudulently concealed material facts in connection with the purchase by the plaintiffs of certain of PHMSC's Subordinated Mortgage Securities, Series 1992-A. Certain of the named defendants, who are former employees of PHMC or certain of its affiliates are officers or employees of the Depositor or Norwest Mortgage. The Depositor has been advised that PHMC, PHMSC and their affiliated defendants and such common employees will vigorously defend the action. Based on the foregoing, the Depositor does not believe that this litigation will have an adverse effect on any Series of Securities.


                                  NORWEST BANK

     Norwest Bank Minnesota, National Association ("Norwest Bank") will act as Master Servicer with respect to each Series. Norwest Bank is a direct, wholly owned subsidiary of Norwest Corporation. Norwest Bank is a national banking association originally chartered in 1872 and is engaged in a wide range of activities typical of a national bank.

     Norwest Bank's principal office is located at Norwest Center, Sixth and Marquette, Minneapolis, Minnesota 55479. Norwest Bank conducts its master servicing and securities administration services at its offices in Columbia, Maryland. Its address there is 11000 Broken Land Parkway, Columbia, Maryland 21044-3662 and its telephone number is (410) 884-2000.

                                  LOAN PROGRAMS

     The Loans will have been purchased by the Depositor directly from the Seller. Unless otherwise specified in the related Prospectus Supplement, the Loans so acquired by the Depositor will have been originated in accordance with the applicable underwriting criteria specified below under "Underwriting Standards".

     The Loans acquired by the Depositor from the Seller generally will have been originated or acquired by the Seller through the following sources. The Seller, through its subprime lending division, Directors Acceptance, originates subprime first lien mortgage loans (the "Subprime Loans") through (i) more than 700 loan production offices located throughout all 50 states, (ii) centralized production offices located in Frederick, Maryland and Minneapolis, Minnesota, at which locations applications are received for loans after prospective borrowers have called toll-free telephone numbers from anywhere in the United States and
(iii) referrals from mortgage brokers. In addition to its own Subprime Loan originations through Directors Acceptance, the Seller may acquire Subprime Loans from its affiliates or other unaffiliated originators. The Seller also may directly originate or acquire from Norwest Bank or other affiliated or unaffiliated originators closed end second lien mortgage loans (the "Closed End Second Loans") and may acquire FHA Title I home improvement loans (the "Title I Loans") from its affiliate, Statewide Mortgage Company.

UNDERWRITING STANDARDS

     First Lien Subprime Mortgage Loans. The underwriting functions of Directors Acceptance are centralized in its California and Minnesota offices. Directors Acceptance does not delegate underwriting authority to any broker or correspondent. Directors Acceptance employs loan credit underwriters to scrutinize the applicant's credit profile and to evaluate whether an impaired credit history is a result of adverse circumstances or a continuing inability or unwillingness to meet credit obligations in a timely manner. Personal circumstances including divorce, family illnesses or deaths and temporary job loss due to layoffs and corporate downsizing will often impair an applicant's credit record. The underwriting guidelines used by Directors Acceptance are primarily intended to evaluate the prospective borrower's credit standing and ability to repay the loan, as well as the value and adequacy of the proposed Property as collateral. A prospective borrower applying for a mortgage loan is required to complete a detailed application. The loan application elicits pertinent information about the applicant, with particular emphasis on the applicant's financial condition (assets, liabilities, income and expenses), the property being financed and the type of loan desired. A self-employed applicant may be required to submit his or her most recent signed federal income tax returns. With respect to every applicant, a credit report summarizing the applicant's credit history with merchants and lenders is obtained. Significant unfavorable credit information reported by the applicant or by a credit reporting agency must be explained by the applicant. Loan applications are classified according to certain characteristics, including but not limited to: condition and location of the collateral, credit history of the applicant, ability to pay, loan-to-value ratio and general stability of the applicant in terms of employment history and time in residence.

     Directors Acceptance has established classifications with respect to the credit profile of the applicant, and each loan is placed into one of five credit levels denoted as "Gold and Level 1 through Level 4". Terms of Subprime Loans made by Directors Acceptance, as well as maximum loan-to-value ratios and debt-to-income ratios, vary depending on the classification of the applicant. Generally, the loan-to-value ratio is the ratio, expressed as a percentage, of the principal amount of the mortgage loan at origination to the lesser of (i) the appraised value of the related Property, as established by an appraisal obtained by the originator generally no more than four months prior to origination (or, with respect to newly constructed properties, no more than six months prior to origination), or (ii) the sale price for such property. In some instances, the loan-to-value ratio may be based on an appraisal that was obtained by the originator more than four months prior to origination, provided that (i) a recertification of the original appraisal is obtained and (ii) the original appraisal was obtained no more than six months prior to origination. Loan applicants with less favorable credit ratings generally are restricted to consideration for loans with higher interest rates and lower loan-to-value ratios than applicants with more favorable credit ratings. Subject to the consideration of certain compensating factors described below, the general criteria used by Directors Acceptance's underwriting staff in classifying loan applicants are as follow.

                  UNDERWRITING CRITERIA OF DIRECTORS ACCEPTANCE
                           FOR SUBPRIME MORTGAGE LOANS

------------------------------------------------------------------------------------------------------------------------------------
                 TOTAL
                 DEBT
                SERVICE-TO-    EXISTING                                        BANKRUPTCY             COLLECTIONS         MAXIMUM
    CREDIT      INCOME         MORTGAGE          CONSUMER                  FILINGS/FORECLOSURE            AND             LOAN-TO-
    LEVEL       RATIO          HISTORY           CREDIT                        PROCEEDINGS             JUDGMENTS           RATIO*
===================================================================================================================================
    GOLD        45% or         Current at        A maximum of two          Discharged/completed       No outstanding        90%
                less.          application       30-day late payments      more than three years      collections, charge-
                               time and a        on installment debt       prior to closing.          offs, liens,
                               maximum of one    and two 30-day late                                  judgments or re-
                               30-day late pay-  payments on revolving                                possessions at
                               ment in the last  debt in the last 12                                  application time
                               12 months.        months.                                              (exceptions con-
                                                                                                      considered on a
                                                                                                      case-by-case
                                                                                                      basis).
-----------------------------------------------------------------------------------------------------------------------------------
    LEVEL 1     50% or         Current at        Isolated 60-day late      Discharged/completed       Total outstanding     85%
                less.          application       payments in the last      more than two years        collections, charge-
                               time and a        12 months considered on   prior to closing.          offs, liens or
                               maximum of two    a case-by-case basis.                                judgments less than
                               30-day late                                                            $500 may remain
                               payments in the                                                        open if over 24
                               last 12 months.                                                        months old and do
                                                                                                      not affect title.
                                                                                                      All others must be
                                                                                                      paid at closing.
-----------------------------------------------------------------------------------------------------------------------------------
    LEVEL 2     50% or         Current at        Isolated 90-day late      Discharged/completed       Total outstanding     80%
                less.          application       payments in the last      more than two years        collections, charge-
                               time and a        12 months considered on   prior to closing or one    offs, liens or
                               maximum of four   a case-by-case basis.     year with good re-         judgments less than
                               30-day late                                 established/reaffirmed     $1,000 may remain
                               payments or                                 credit.                    open if over 24
                               two 30-day                                                             months old and do
                               late payments                                                          not affect title.
                               and one 60-                                                            All others must be
                               day late pay-                                                          paid at closing.
                               ment in the
                               last 12 months.
-----------------------------------------------------------------------------------------------------------------------------------
    LEVEL 3     55% or         Up to 30 days     Isolated 120-day late     Discharged/completed       Total outstanding     75%
                less.          delinquent at     payments in the last      more than one year         collections, charge-
                               application time  12 months considered on   prior to closing.          offs, liens or
                               and a maximum of  a case-by-case basis.                                judgments less than
                               two 60-day late                                                        $2,500 may remain
                               payments or one                                                        open if over 24
                               90-day late pay-                                                       months old and do
                               ment in the last                                                       not affect title.
                               12 months.                                                             All others must be
                                                                                                      paid at closing.
-----------------------------------------------------------------------------------------------------------------------------------
    LEVEL 4     55% or         No more than      Signficant past or        Discharged or ter-         Outstanding collec-    65%
                less.          120 days delin-   present credit pro-       minated/completed          tions, charge-offs,
                               quent at          blems.  Disregard         prior to application.      liens or judgments
                               closing.  No      for timely payments.                                 must be paid at
                               current default                                                        closing.
                               action may
                               exist.
-----------------------------------------------------------------------------------------------------------------------------------

* The maximum loan-to-value ratios are subject to downward adjustment based upon a number of factors including, without limitation, loan amount, the loan program, the purpose of the loan, the type of property and whether or not the property is owner-occupied.

     For the purpose of placing a prospective loan in any of credit level 1 through credit level 4, consecutive or "rolling" late payments having the same delinquency characterization (e.g., 30-day late or 60-day late) are counted as a single late payment of such delinquency characterization. Directors Acceptance uses the foregoing categories and characteristics as guidelines only. On a case-by-case basis, Directors Acceptance may determine that the prospective borrower warrants a credit level upgrade based upon the presence of acceptable compensating factors. Examples of such compensating factors include: loan-to-value ratio, debt-to-income ratio, long-term stability of employment and/or residence, statistical credit scores, payment history on past mortgages, verified cash reserves or reduction in overall monthly expenses.

     Except for Balloon Loans, the Subprime Loans originated or acquired by Directors Acceptance have loan terms of 15 or 30 years and fully amortize over such terms. The principal amounts of the loans originated or acquired by Directors Acceptance generally range from a minimum of $20,000 to a maximum of $500,000. Directors Acceptance generally does not originate or acquire any mortgage loans where the combined loan-to-value ratio at origination exceeds 95% in the event of concurrent secondary financing. The loans originated or acquired by Directors Acceptance are generally secured by single-family detached residences, condominium units or two- to four-family residences, and such properties may or may not be occupied by the owner. It is Directors Acceptance policy not to accept commercial properties or unimproved land as collateral for Subprime Loans. Directors Acceptance will, however, accept mixed-use properties such as a property where more than 50% is used for residential purposes and the balance is used for commercial purposes.

     Directors Acceptance's subprime mortgage loan programs include a full documentation program and a "stated income" program. Under the full documentation program, loans to borrowers who are salaried employees must be supported by current employment information in the form of one current pay-stub with year-to-date information and W-2 tax forms for the last two years (a complete verification of employment may be substituted for W-2 forms). Directors Acceptance also performs a telephone verification of employment for salaried employees prior to funding. In some cases, employment histories may be obtained through V.I.E., Inc., an affiliate of Norwest Mortgage that obtains employment data from state unemployment insurance departments or other state agencies. Under the full documentation program, borrowers who are self-employed must provide signed individual federal tax returns and, if applicable, signed year-to-date income statements and/or business federal tax returns. Evidence must be provided that the business has been in existence for at least one year. If the business has been in existence less than two years, evidence must be provided that the applicant had previously been in the same line of work for at least one year.

     Under Directors Acceptance's stated income program, the applicant's employment and income sources must be stated on the initial signed application. The applicant's income as stated must be reasonable for the applicant's occupation as determined in the discretion of the loan underwriter, however such income is not independently verified. Verification of assets is performed to support the stated income. Maximum loan-to-value ratios within each credit level are lower under the stated income program than under the full documentation program.

     Directors Acceptance's underwriting of every mortgage loan submitted consists of not only a thorough credit review, but also a separate appraisal conducted by (i) Value Information Technology, Inc. ("Value I.T."), an affiliate of Norwest Mortgage, (ii) an appraiser approved by Value I.T. or (iii) another third-party appraiser. Appraisals generally conform to current FNMA/FHLMC secondary market requirements for residential property appraisals. All appraisals are subject to review in the discretion of the Directors Acceptance underwriter regardless of loan-to-value ratio, the mortgage loan amount or the identity of the appraiser. Generally, an appraisal review (desk or field) will be conducted when an appraisal has been performed by an appraiser not approved by Value I.T. and with respect to a mortgage loan for which the loan-to-value ratio is within 5% of the maximum loan-to-value ratio allowed for the particular loan program. Two full appraisals are required for (x) mortgage loans in principal amounts in excess of a specified dollar amount and (y) Properties in certain states with values in excess of specified dollar amounts.

     Closed End Second Mortgage Loans. The underwriting process for Closed End Second Loans is intended to assess both the prospective borrower's ability to repay the loan and the adequacy of the real property as collateral for the loan.

     The Seller may either originate the Closed End Second Loans directly, or acquire them from certain affiliated and unaffiliated third party originators. All Closed End Second Loans are underwritten by the Seller or an affiliated originator. The Seller originates or acquires Closed End Second Loans with original principal balances generally not in excess of $250,000 unless a higher amount is specifically approved. Certain of the Closed End Second loans are fully amortizing with original terms to maturity ranging from 120 to 360 months. Other Closed End Second Loans amortize pursuant to a 360-month schedule but mature with a balloon payment due at the end of 180 months.

     The underwriting standards will generally permit the origination or purchase of Closed End Second Loans with combined loan-to-value ratios at origination of up to 100%, depending on the loan program, type and use of the property, creditworthiness and debt-to-income ratio of the borrower. The properties securing the Closed End Second Loans are owner occupied, one-to four-family residences (which may be primary or second homes).

     A primary objective of the underwriting standards is the origination or acquisition of Closed End Second Loans to borrowers with satisfactory income and credit histories deemed sufficient to demonstrate the ability to repay their loans. The underwriting process is designed to assess the applicant's creditworthiness by means of the examination of a number of factors including the calculation of a debt-to-income ratio. The "debt-to-income ratio" is the ratio of the borrower's total monthly debt payments to the borrower's gross monthly income, and is used to assist in determining whether the borrower has sufficient monthly income available to support the payments of principal and interest on the mortgage loan in addition to other monthly credit obligations.

     The maximum monthly debt-to-income ratio and the maximum loan amount will vary depending upon a borrower's creditworthiness and the particular loan characteristics, but generally will not exceed 45% and $250,000, respectively. Variations in the monthly debt-to-income ratio limit and the maximum loan amount may be permitted based on compensating factors. Compensating factors generally may include, but are not limited to, sufficient equity in the related property, a reduced loan amount or debt-to-income ratio, as applicable, stable employment, favorable credit history and the nature of the underlying first mortgage loan, if applicable.

     A credit report obtained from an independent, nationally recognized credit reporting agency will be utilized by the Seller or its affiliated originator to ascertain the applicant's credit history. The credit report generally should reflect all delinquencies of 30 days or more, repossessions, judgments, foreclosures, garnishments, bankruptcies and similar instances of adverse credit activity that can be discovered by a search of public records. Verification is required of the first mortgage balance, if any, its status and whether local taxes, insurance and assessments are included in the applicant's monthly payment. Credit analysis is subjective and subject to interpretation in the underwriting process. During the underwriting analysis, the Seller or its affiliated originator may also consider the use of an applicable credit score for the related mortgage loan (as determined based on a credit scoring model used by the Seller or its affiliated originator).

     Generally, borrowers are required to have two years of employment with their current employer or two years of like experience. Applicants who are employees must provide current employment information in addition to recent employment history. Information for borrowers who are employees generally is required to be verified by written confirmation based upon information supplied by the applicant's employer, or verified by the applicant's most recent paycheck stub. A self-employed applicant is generally required to provide copies of complete federal income tax returns filed for the most recent two years.

     The Seller or its affiliates may utilize alternative procedures to assess the value of the related property proposed as security for a Closed End Second Loan that generally are not as reliable as the type of appraisals that usually are obtained in connection with the origination of first lien mortgage loans. Such procedures may consist of, but are not limited to, drive-by appraisals, tax assessments, or review of electronic property-level and/or local market data sources, or review of real estate brokers' price opinions.

     Certain Closed End Second Loans may have been originated under reduced documentation programs which generally require less documentation and verification with respect to income and employment than would otherwise be the case. Under such a program, minimal investigation into the applicant's credit history and income profile is undertaken by the loan originator and such underwriting may consider loan characteristics, property value and borrower creditworthiness (based on a credit scoring model).

     A title search is ordered to verify title to the related property, along with the existence of any mortgage, tax or other lien encumbering the related property, to assure that the lien priority of the mortgage to secure the Closed End Second Loan is as represented by the prospective borrower.

     Title I Loans. Statewide Mortgage Company ("Statewide"), an affiliate of the Seller, the Depositor and the Master Servicer, originates and acquires FHA Title I home improvement mortgage loans secured by first or junior liens on one- to four-family residential properties (the "Title I Loans"). Statewide is headquartered in Birmingham, Alabama, and has branch offices in Atlanta, Dallas, Austin, Phoenix, Kansas City, Denver and Seattle. Statewide's underwriting guidelines for Title I Loans meet FHA's underwriting criteria.

     The Title I Loans originated by Statewide, either directly or through home improvement contractors approved by Statewide (each, a "Dealer") or purchased by Statewide from a mortgage company, commercial bank, savings and loan institution or other financial intermediary approved by Statewide (each a "Correspondent"), are executed on forms meeting FHA requirements as well as Federal and state regulations. All Title I Loans are individually underwritten by employees of Statewide. All borrower loan applications and, in the case of Title I Loans originated through Dealers, retail installment sale contracts, are submitted to Statewide for credit and compliance verification. The information provided in loan applications is first verified by, among other things, (i) confirmations of the applicant's income and, if necessary, bank deposits, (ii) a credit bureau report on the applicant from a credit reporting agency, (iii) a title report and
(iv) if necessary, evidence of flood insurance. Loan applications are also reviewed to ascertain whether or not they satisfy Statewide's underwriting criteria, including borrower debt-to-income qualifications, employment stability, improvement eligibility and required insurance coverage.

     The principal amounts of the Title I Loans sold by Statewide to the Seller generally range from a minimum of $5,000 to a maximum of $25,000. The mortgaged properties securing such Title I Loans generally are one- to four-family residences, including condominiums and townhomes, and such properties may or may not be occupied by the owner.

     A credit report by an independent, nationally recognized credit reporting agency reflecting the applicant's credit history is required. The credit report typically contains information reflecting delinquencies, repossessions, judgments, foreclosures, garnishments, bankruptcies and similar instances of adverse credit activity that can be discovered by a search of public records. An applicant's past credit performance weighs heavily in the evaluation of risk by Statewide. Slow payments on the borrower's credit report must be satisfactorily explained.

     Statewide does not require title insurance on the mortgaged properties securing the Title I Loans it originates or purchases but does obtain a title report on the related mortgaged property prepared by a preapproved title insurance company. The applicant is also required to secure flood insurance if the mortgaged property is located in an area that has been identified by the Federal Emergency Management Agency ("FEMA") as having special flood hazards, in an amount sufficient to cover the Title I Loan, subject to the maximum amount available under the National Flood Insurance Program.

     In evaluating a borrower for creditworthiness a key factor for Statewide is the borrower's debt-to- income ratio. The monthly payments for the first mortgage loan and all junior mortgage loans plus escrow payments for real estate taxes and insurance premiums are factored into the debt-to-income ratio which generally may not exceed approximately 45% of the applicant's gross monthly income. If the property is subject to any homeowner's association fees or common elements, property charges for maintenance charges, such fees or charges are included in the calculation of the debt-to-income ratio. In cases where compensating factors exist, the 45% debt-to-income ratio may be exceeded.

     Subject to underwriting approval of a loan application forwarded to Statewide by a Dealer or by a Correspondent, Statewide issues a commitment to purchase a Title I Loan from such Dealer or Correspondent, as the case may be, upon Statewide's receipt of a fully completed loan package and, in the case of a Title I Loan from a Dealer, funds such loan on the date of loan purchase only upon receipt of notice from the borrower of satisfactory completion of construction. Commitments indicate loan amounts, fees, funding conditions, approval expiration dates and interest rates.

     Statewide's underwriting personnel review completed loan applications to verify compliance with Statewide's underwriting standards, FHA requirements and Federal and state regulations. In the case of Title I Loans originated through Dealers, Statewide conducts a prefunding telephonic interview with the borrower to both confirm that the improvements have been completed in accordance with the terms of the contract and to the borrower's satisfaction, and to obtain the borrower's authorization to disburse the loan. Statewide also obtains a certification with respect to the satisfactory completion of the improvements signed by both the borrower and the Dealer. With respect to Title I Loans being originated by Statewide directly or acquired from Correspondents, Statewide obtains property improvement completion certificates on a post-closing basis in accordance with applicable FHA requirements. Statewide utilizes a network of independent inspectors to perform on-site inspections of improvements in accordance with applicable FHA requirements.

TITLE INSURANCE

     Except as described below, Loans generally will be covered by an appropriate standard form American Land Title Association ("ALTA") title insurance policy, or a substantially similar policy or form of insurance acceptable to the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"). Certain Loans ("T.O.P. Loans") originated in connection with the "Title Option Plus" program are not covered by title insurance policies, although title searches are performed in connection with the origination of T.O.P. Loans by American Land Title Company, Inc., an affiliate of Norwest Mortgage. The Seller will represent and warrant to the Trustee of any Trust Fund that the Property related to each Loan (including each T.O.P. Loan) is free and clear of all encumbrances and liens having priority over the lien of the related Mortgage, subject to certain limited exceptions as set forth below under "--Representations by Seller; Repurchases". However in the event that a lien senior to the lien of the Mortgage related to a T.O.P. Loan that is contained in the Trust Fund for any Series is found to exist that is not permitted pursuant to such limited exceptions, the sole recourse of the Trustee will be against the Seller for breach of its representation and warranty. The Trustee will not have recourse against any title insurance company or other party in such event.

REPRESENTATIONS BY SELLER; REPURCHASES

     The Seller will have made representations and warranties in respect of the Loans sold by the Seller and included in the Trust Fund for a Series of Securities. Such representations and warranties may include, among other things, that: (i) title insurance (except with respect to a T.O.P. Loan as described above under "--Title Insurance" and any Loan secured by a Property located in Iowa, as to which an opinion of counsel of the type customarily rendered in such State in lieu of title insurance is received instead) and any required hazard insurance policy were effective at origination of each Loan, other than a Cooperative Loan, and that each policy (or certificate of title as applicable) remained in effect on the date of purchase of the Loan from the Seller by or on behalf of the Depositor; (ii) the Seller had good title to each such Loan and such Loan was subject to no offsets, defenses, counterclaims or rights of rescission except to the extent that any buydown agreement may forgive certain indebtedness of a borrower; (iii) each Mortgage constituted a valid lien on, or a perfected security interest with respect to, the Property (subject only to permissible liens disclosed, if applicable, title insurance exceptions, if applicable, and certain other exceptions described in the Agreement) and that the Property was free from damage and was in acceptable condition; (iv) there were no delinquent tax or assessment liens against the Property; (v) no required payment on a Loan was delinquent more than 59 days, and (vi) each Loan was made in compliance with, and is enforceable under, all applicable local, state and federal laws and regulations in all material respects. As to any Loan insured by the FHA, the Seller will represent that it has complied with underwriting policies of the FHA.

     The Seller will also make representations and warranties in respect of Norwest ABS sold by the Seller and included in the Trust Fund for a Series of Securities. Such representations and warranties may include, among other things, that: (i) the Seller had good title to each such Norwest ABS, (ii) each such Norwest ABS was an enforceable obligation of the issuing trust, and (iii) that each such Norwest ABS was transferred to the Trust free and clear of all liens.

     If so specified in the related Prospectus Supplement, the representations and warranties of the Seller in respect of a Loan or a Norwest ABS will be made not as of the Cut-off Date but as of the date on which the Seller sold the Loan or the Norwest ABS to the Depositor or one of its affiliates. Under such circumstances, a substantial period of time may have elapsed between the sale date and the date of initial issuance of the Series of Securities evidencing an interest in such Loan or Norwest ABS. Since the representations and warranties of the Seller do not address events that may occur following the sale of a Loan by the Seller, its repurchase obligation described below will not arise if the relevant event that would otherwise have given rise to such an obligation with respect to a Loan or a Norwest ABS occurs after the date of sale of such Loan or Norwest ABS by the Seller to the Depositor or its affiliates. However, the Depositor will not include any Loan or any Norwest ABS in the Trust Fund for any Series of Securities if anything has come to the Depositor's attention that would cause it to believe that the representations and warranties of the Seller will not be accurate and complete in all material respects in respect of such Loan or Norwest ABS as of the date of initial issuance of the related Series of Securities.

     The Master Servicer will promptly notify the Seller of any breach of any representation or warranty made by it in respect of a Loan or a Norwest ABS which materially and adversely affects the interests of the Securityholders in such Loan. Unless otherwise specified in the related Prospectus Supplement, if the Seller cannot cure such breach within 90 days following notice from the Master Servicer, then the Seller will be obligated either (i) to repurchase such Loan or Norwest ABS from the Trust Fund at a price (the "Purchase Price") equal to 100% of the unpaid principal balance thereof as of the date of the repurchase plus accrued interest thereon to the first day of the month following the month of repurchase at the Loan Rate or the interest rate on the Norwest ABS, as the case may be, or (ii) within two years of issuance of the related Series of Securities, substitute for such Loan or Norwest ABS a replacement loan or Norwest ABS, as the case may be, that satisfies the criteria specified in the related Prospectus Supplement. If a REMIC election is to be made with respect to a Trust Fund, unless otherwise specified in the related Prospectus Supplement, the holder of the related residual certificate generally will be obligated to pay any prohibited transaction tax which may arise in connection with any such repurchase or substitution. See "Description of the Securities -- General". The Trustee will be required under the applicable Agreement to enforce this obligation for the benefit of the holders of the Securities, following the practices it would employ in its good faith business judgment were it the owner of such Loan. This repurchase or substitution obligation will constitute the sole remedy available to holders of Securities or the Trustee for a breach of representation by the Seller.

     Neither the Depositor nor the Master Servicer will be obligated to purchase or substitute a Loan or Norwest ABS if the Seller defaults on its obligation to do so, and no assurance can be given that the Seller will carry out its repurchase or substitution obligations with respect to Loans or Norwest ABS.


                          DESCRIPTION OF THE SECURITIES

     Each Series of Securities will be issued pursuant to separate agreements (each, a "Pooling and Servicing Agreement" or a "Trust Agreement") among the Depositor, the Master Servicer and the Trustee. A form of Pooling and Servicing Agreement and Trust Agreement has been filed as an exhibit to the Registration Statement of which this Prospectus forms a part. Each Series of Notes will be issued pursuant to an indenture (the "Indenture") between the related Trust Fund and the entity named in the related Prospectus Supplement as trustee (the "Trustee") with respect to such Series, and the related Loans will be serviced by the Master Servicer pursuant to a Sale and Servicing Agreement. A form of Indenture and Sale and Servicing Agreement has been filed as an exhibit to the Registration Statement of which this Prospectus forms a part. A Series of Securities may consist of both Notes and Certificates. The provisions of each Agreement will vary depending upon the nature of the Securities to be issued thereunder and the nature of the related Trust Fund. The following are descriptions of the material provisions which may appear in each Agreement. The descriptions are subject to, and are qualified in their entirety by reference to, all of the provisions of the Agreement for each Series of Securities and the applicable Prospectus Supplement. The Depositor will provide a copy of the Agreement (without exhibits) relating to any Series without charge upon written request of a holder of record of a Security of such Series addressed to Directors Asset Conduit Corporation, 7485 New Horizon Way, Frederick, Maryland 21703, Attention: [___________].

GENERAL

     The Securities of each Series will be issued in book-entry or fully registered form, in the authorized denominations specified in the related Prospectus Supplement. Certificates will evidence specified beneficial ownership interests in, and Notes will be secured by, the assets of the related Trust Fund created pursuant to each Agreement and will not be entitled to payments in respect of the assets included in any other Trust Fund established by the Depositor (except to the extent that such Trust Fund includes Norwest ABS previously issued by the Depositor). Unless otherwise specified in the related Prospectus Supplement, the Securities will not represent obligations of the Depositor or any affiliate of the Depositor. Certain of the Loans may be guaranteed or insured as set forth in the related Prospectus Supplement. Each Trust Fund will consist of, to the extent provided in the related Agreement: (i) the Trust Fund Assets, as from time to time are subject to the related Agreement (exclusive of any amounts specified in the related Prospectus Supplement as having been retained by the Seller or an affiliate ("Retained Interest")), including all payments of interest and principal received with respect to the Loans after the Cut-off Date (to the extent not applied in computing the principal balance of such Loans as of the Cut-off Date (the "Cut-off Date Principal Balance")); (ii) such assets as from time to time are required to be deposited in the related Security Account, as described below under "The Agreements -- Payments on Loans; Deposits to Security Account"; (iii) property which secured a Loan and which is acquired on behalf of the Securityholders by foreclosure or deed in lieu of foreclosure; and (iv) any insurance policies or other forms of credit enhancement required to be maintained pursuant to the related Agreement. If so specified in the related Prospectus Supplement, a Trust Fund may also include one or more of the following: reinvestment income on payments received on the Trust Fund Assets, a Reserve Account, a Pre-Funding Account, a Capitalized Interest Account, a mortgage pool insurance policy, a special hazard insurance policy, a bankruptcy bond, one or more letters of credit, a surety bond, guaranties or similar instruments.

     Each Series of Securities will be issued in one or more classes. Each class of Certificates of a Series will evidence beneficial ownership of a specified percentage (which may be 0%) or portion of future interest payments and a specified percentage (which may be 0%) or portion of future principal payments on, and each class of Notes of a Series will be secured by, the related Trust Fund Assets. A Series of Securities may include one or more classes that are senior in right to payment to one or more other classes of Securities of such Series. Certain Series or classes of Securities may be covered by insurance policies, surety bonds or other forms of credit enhancement, in each case as described under "Credit Enhancement" herein and in the related Prospectus Supplement. One or more classes of Securities of a Series may be entitled to receive distributions of principal, interest or any combination thereof. Distributions on one or more classes of a Series of Securities may be made prior to one or more other classes, after the occurrence of specified events, in accordance with a schedule or formula or on the basis of collections from designated portions of the related Trust Fund Assets, in each case as specified in the related Prospectus Supplement. The timing and amounts of such distributions may vary among classes or over time as specified in the related Prospectus Supplement.

     Distributions of principal and interest (or, where applicable, of principal only or interest only) on the related Securities will be made by the Trustee on each Distribution Date (i.e., monthly, quarterly, semi-annually or at such other intervals and on the dates as are specified in the related Prospectus Supplement) in proportion to the percentages specified in the related Prospectus Supplement. Distributions will be made to the persons in whose names the securities are registered at the close of business on the dates specified in the related Prospectus Supplement (each, a "Record Date"). Distributions will be made in the manner specified in the related Prospectus Supplement to the persons entitled thereto at the address appearing in the register maintained for holders of Securities (the "Security Register"); provided, however, that the final distribution in retirement of the Securities will be made only upon presentation and surrender of the Securities at the office or agency of the Trustee or other person specified in the notice to Securityholders of such final distribution.

     The Securities will be freely transferable and exchangeable at the Corporate Trust Office of the Trustee as set forth in the related Prospectus Supplement. No service charge will be made for any registration of exchange or transfer of Securities of any Series, but the Trustee may require payment of a sum sufficient to cover any related tax or other governmental charge.

     As to each Series, an election may be made to treat the related Trust Fund or designated portions thereof as a "real estate mortgage investment conduit" or "REMIC" as defined in the Code. The related Prospectus Supplement will specify whether a REMIC election is to be made. Alternatively, the Agreement for a Series may provide that a REMIC election may be made at the discretion of the Depositor or the Master Servicer and may only be made if certain conditions are satisfied. As to any such Series, the terms and provisions applicable to the making of a REMIC election will be set forth in the related Prospectus Supplement. If such an election is made with respect to a Series, one of the classes will be designated as evidencing the sole class of "residual interest" in the related REMIC, as defined in the Code. All other classes of Securities in such a Series will constitute "regular interests" in the related REMIC, as defined in the Code. As to each Series with respect to which a REMIC election is to be made, the Master Servicer or a holder of the related residual certificate will be obligated to take all actions required in order to comply with applicable laws and regulations and will be obligated to pay any prohibited transaction taxes. The Master Servicer or the Depositor, unless otherwise provided in the related Prospectus Supplement, will be entitled to reimbursement for any such payment from the assets of the Trust Fund or from any holder of the related residual certificate.

DISTRIBUTIONS ON SECURITIES

     General. In general, the method of determining the amount of distributions on a particular Series of Securities will depend on the type of credit enhancement, if any, that is used with respect to such Series. See "Credit Enhancement." Set forth below are descriptions of various methods that may be used to determine the amount of distributions on the Securities of a particular Series. The Prospectus Supplement for each Series of Securities will describe the method to be used in determining the amount of distributions on the Securities of such Series.

     Distributions allocable to principal and interest on the Securities will be made by the Trustee out of, and only to the extent of, funds in the related Security Account, including any funds transferred from any Reserve Account (a "Reserve Account"), the Pre-Funding Account and the Capitalized Interest Account. As between Securities of different classes and as between distributions of principal (and, if applicable, between distributions of Principal Prepayments, as defined below, and scheduled payments of principal) and interest, distributions made on any Distribution Date will be applied as specified in the related Prospectus Supplement. The Prospectus Supplement will also describe the method for allocating distributions among Securities of a particular class.

     Available Funds. All distributions on the Securities of each Series on each Distribution Date will be made from the Available Funds described below, in accordance with the terms described in the related Prospectus Supplement and specified in the Agreement. "Available Funds" for each Distribution Date will generally equal the amount on deposit in the related Security Account on such Distribution Date (net of related fees and expenses payable by the related Trust
Fund) other than amounts to be held therein for distribution on future Distribution Dates.

     Distributions of Interest. Interest will accrue on the aggregate principal balance of the Securities (or, in the case of Securities entitled only to distributions allocable to interest, the aggregate notional amount) of each class of Securities (the "Class Security Balance") entitled to interest from the date, at the Pass-Through Rate or interest rate, as applicable (which in either case may be a fixed rate or adjustable rate as specified in such Prospectus Supplement), and for the periods specified in such Prospectus Supplement. To the extent funds are available therefor, interest accrued during each such specified period on each class of Securities entitled to interest (other than a class of Securities that provides for interest that accrues, but is not currently payable, referred to hereafter as "Accrual Securities") will be distributable on the Distribution Dates specified in the related Prospectus Supplement until the aggregate Class Security Balance of the Securities of such class has been distributed in full or, in the case of Securities entitled only to distributions allocable to interest, until the aggregate notional amount of such Securities is reduced to zero or for the period of time designated in the related Prospectus Supplement. The original Class Security Balance of each Security will equal the aggregate distributions allocable to principal to which such Security is entitled. Distributions allocable to interest on each Security that is not entitled to distributions allocable to principal will be calculated based on the notional amount of such Security or such other basis as is set forth in the related Prospectus Supplement. The notional amount of a Security will not evidence an interest in or entitlement to distributions allocable to principal but will be used solely for convenience in expressing the calculation of interest and for certain other purposes.

     Interest payable on the Securities of a Series on a Distribution Date will include all interest accrued during the period specified in the related Prospectus Supplement. In the event interest accrues over a period ending two or more days prior to a Distribution Date, the effective yield to Securityholders will be reduced from the yield that would otherwise be obtainable if interest payable on the Security were to accrue through the day immediately preceding such Distribution Date, and the effective yield (at par) to Securityholders will be less than the indicated coupon rate.

     With respect to any class of Accrual Securities, if specified in the related Prospectus Supplement, any interest that has accrued but is not paid on a given Distribution Date will be added to the aggregate Class Security Balance of such class of Securities on that Distribution Date. Distributions of interest on any class of Accrual Securities will commence only after the occurrence of the events specified in such Prospectus Supplement. Prior to such time, the beneficial ownership interest in the Trust Fund or the principal balance, as applicable, of such class of Accrual Securities, as reflected in the aggregate Class Security Balance of such class of Accrual Securities, will increase on each Distribution Date by the amount of interest that accrued on such class of Accrual Securities during the preceding interest accrual period but that was not required to be distributed to such class on such Distribution Date. Any such class of Accrual Securities will thereafter accrue interest on its outstanding Class Security Balance as so adjusted.

     Distributions of Principal. The Prospectus Supplement will specify the method by which the amount of principal to be distributed on the related Securities on each Distribution Date will be calculated and the manner in which such amount will be allocated among the classes of Securities entitled to distributions of principal. The aggregate Class Security Balance of any class of Securities entitled to distributions of principal generally will be the aggregate original Class Security Balance of such class of Securities specified in such Prospectus Supplement, reduced by all distributions reported to the holders of such Securities as allocable to principal and, (i) in the case of Accrual Securities, unless otherwise specified in the related Prospectus Supplement, increased by all interest accrued but not then distributable on such Accrual Securities and (ii) in the case of adjustable rate Securities, subject to the effect of negative amortization, if applicable.

     If so provided in the related Prospectus Supplement, one or more classes of Securities will be entitled to receive all or a disproportionate percentage of the payments of principal which are received from borrowers in advance of their scheduled due dates and are not accompanied by amounts representing scheduled interest due after the month of such payments ("Principal Prepayments") in the percentages and under the circumstances or for the periods specified in such Prospectus Supplement. Any such allocation of Principal Prepayments to such class or classes of Securities will have the effect of accelerating the amortization of such Securities while increasing the interests evidenced by one or more other classes of Securities in the Trust Fund. Increasing the interests of the other classes of Securities relative to that of certain Securities is intended to preserve the availability of the subordination provided by such other Securities. See "Credit Enhancement - Subordination" and "Yield, Maturity and Prepayment Considerations - Allocation of Principal among Classes."

     Unscheduled Distributions. If specified in the related Prospectus Supplement, the Securities will be subject to receipt of distributions before the next scheduled Distribution Date under the circumstances and in the manner described below and in such Prospectus Supplement. If applicable, the Trustee will be required to make such unscheduled distributions on the day and in the amount specified in the related Prospectus Supplement if, due to substantial payments of principal (including Principal Prepayments) on the Trust Fund Assets, the Trustee or the Master Servicer determines that the funds available or anticipated to be available from the Security Account and, if applicable, any Reserve Account, may be insufficient to make required distributions on the Securities on such Distribution Date. Unless otherwise specified in the related Prospectus Supplement, the amount of any such unscheduled distribution that is allocable to principal will not exceed the amount that would otherwise have been required to be distributed as principal on the Securities on the next Distribution Date. Unless otherwise specified in the related Prospectus Supplement, the unscheduled distributions will include interest at the applicable Pass- Through Rate (if any) or interest rate (if any) on the amount of the unscheduled distribution allocable to principal for the period and to the date specified in such Prospectus Supplement.

ADVANCES

     To the extent provided in the related Prospectus Supplement, the Master Servicer will be required to advance on or before each Distribution Date (from its own funds or funds held in the Security Account for future distributions to the holders of Securities of the related Series), an amount equal to the aggregate of payments of interest and/or principal that were delinquent on the related Determination Date (as such term is defined in the related Prospectus Supplement), subject to the Master Servicer's determination that such advances may be recoverable out of late payments by borrowers, Liquidation Proceeds, Insurance Proceeds or otherwise.

     In making Advances, the Master Servicer will endeavor to maintain a regular flow of scheduled interest and/or principal payments to holders of the Securities. Advances by the Master Servicer are not meant to guarantee or insure against losses. If Advances are made by the Master Servicer from cash being held for future distribution to Securityholders, the Master Servicer will replace such funds on or before any future Distribution Date to the extent that funds in the applicable Security Account on such Distribution Date would be less than the amount required to be available for distributions to Securityholders on such date. Any Master Servicer funds advanced will be reimbursable to the Master Servicer out of recoveries on the specific Loans with respect to which such Advances were made (e.g., late payments made by the related borrower, any related Insurance Proceeds, Liquidation Proceeds or proceeds of any Loan purchased by the Depositor or the Seller pursuant to the related Agreement). Advances by the Master Servicer also will be reimbursable to the Master Servicer from cash otherwise distributable to Securityholders (including the holders of Senior Securities) to the extent that the Master Servicer determines that any such Advances previously made are not ultimately recoverable as described above. To the extent provided in the related Prospectus Supplement, the Master Servicer also will be obligated to make Advances, to the extent recoverable out of Insurance Proceeds, Liquidation Proceeds or otherwise, in respect of certain taxes and insurance premiums not paid by borrowers on a timely basis. In the case of Cooperative Loans, the Master Servicer also may be required to advance any unpaid maintenance fees and other charges under the related proprietary leases as specified in the related Prospectus Supplement. Funds so advanced are reimbursable to the Master Servicer to the extent permitted by the related Agreement.

     Unless otherwise specified in the related Prospectus Supplement, in the event the Master Servicer fails to make a required Advance, the Trustee will be obligated to make such Advance in its capacity as successor servicer. If the Trustee makes such an Advance, it will be entitled to be reimbursed for such Advance to the same extent and degree as the Master Servicer is entitled to be reimbursed for Advances. See "Description of the Securities -- Distributions on Securities."

REPORTS TO SECURITYHOLDERS

     Prior to or concurrently with each distribution on a Distribution Date, the Master Servicer or the Trustee will furnish to each Securityholder of record of the related Series a statement setting forth, to the extent applicable to such Series of Securities, among other things:

          (i) the amount of such distribution allocable to principal, separately identifying the aggregate amount of any Principal Prepayments, the amount of such distribution allocable to interest and if so specified in the related Prospectus Supplement, any applicable prepayment penalties included therein;

          (ii) the outstanding principal balance or notional amount of each class of the related Series after giving effect to the distribution of principal on such Distribution Date;

          (iii) the related amount of the servicing compensation retained or withdrawn from the Security Account by the Master Servicer, and the amount of additional servicing compensation received by the Master Servicer attributable to penalties, fees, excess Liquidation Proceeds and other similar charges and items;

          (iv) the amount, if any, by which the Master Servicing Fee has been reduced by interest shortfalls due to prepayments;

          (v) the amount of any Advance;

          (vi) the aggregate amount (a) otherwise allocable to the Subordinated Securityholders on such Distribution Date, and (b) withdrawn from the Reserve Account, if any, that is included in the amounts distributed to the Senior Securityholders;

          (vii) if applicable, the amount remaining in any Reserve Account at the close of business on such Distribution Date and any amounts remaining under letters of credit, pool policies or other forms of credit enhancement;

          (viii) the Pass-Through Rate or interest rate, as applicable, on the Securities as of the day prior to the immediately preceding Distribution Date;

          (ix) the book value of any real estate acquired through foreclosure or grant of a deed-in-lieu of foreclosure;

          (x) the unpaid principal balance of any Loan as to which the Master Servicer has determined not to foreclose because it believes the related Property may be contaminated with or affected by hazardous wastes or hazardous substances;

          (xi) the number and aggregate principal balances of Loans one month, two months and three or more months delinquent;

          (xii) the percentage of principal payments on the Trust Fund Assets (excluding prepayments), if any, which each such class will be entitled to receive on the following Distribution Date;

          (xiii) the percentage of Principal Prepayments on the Trust Fund Assets, if any, which each such class will be entitled to receive on the following Distribution Date;

          (xiv) the Pass-Through Rate or interest rate, as applicable, if adjusted from the date of the last statement, of any such class expected to be applicable to the next distribution to such class; and

          (xv) during the Funding Period, the amount remaining on deposit in the Pre-Funding Account at the end of the prior calendar month.

     Where applicable, any amount set forth above may be expressed as a dollar amount per single Security of the relevant class having the Percentage Interest specified in the related Prospectus Supplement. The report to Securityholders for any Series of Securities may include additional or other information of a similar nature to that specified above.

     In addition, within a reasonable period of time after the end of each calendar year, the Master Servicer or the Trustee will mail to each Securityholder of record at any time during such calendar year a report (a) as to the aggregate of amounts reported pursuant to (i) and (ii) above for such calendar year or, in the event such person was a Securityholder of record during a portion of such calendar year, for the applicable portion of such year and (b) such other customary information as may be deemed necessary or desirable for Securityholders to prepare their tax returns.

CATEGORIES OF CLASSES OF SECURITIES

     The Securities of any Series may be comprised of one or more classes. Such classes, in general, fall into different categories. The following chart identifies and generally defines certain of the more typical categories. The Prospectus Supplement for a series of Securities may identify the classes which comprise such Series by reference to the following categories or another category specified in the Prospectus Supplement.

CATEGORIES OF CLASSES                              DEFINITION
                                                PRINCIPAL TYPES

Accretion Directed...................   A class that receives principal payments
                                        from the accreted interest from
                                        specified Accrual classes. An Accretion
                                        Directed class also may receive
                                        principal payments from principal paid
                                        on the underlying Trust Fund Assets for
                                        the related Series.

Component Securities.................   A class consisting of "Components." The
                                        Components of a class of Component
                                        Securities may have different principal
                                        and/or interest payment characteristics
                                        but together constitute a single class
                                        and do not represent severable
                                        interests. Each Component of a class of
                                        Component Securities may be identified
                                        as falling into one or more of the
                                        categories in this chart.

Notional Amount Securities...........   A class having no Class Security Balance
                                        and bearing interest on the related
                                        notional amount. The notional amount is
                                        used for purposes of the determination
                                        of interest distributions.

Planned Amortization Class
   (also sometimes referred
   to as a "PAC")...................    A class that is designed to receive
                                        principal payments using a predetermined principal balance schedule derived by assuming two constant prepayment rates for the underlying Trust Fund Assets.
                                        These two rates are the endpoints for
                                        the "structuring range" for the Planned
                                        Amortization Class. The Planned
                                        Amortization Classes in any Series of
                                        Securities may be subdivided into
                                        different categories (e.g., Planned
                                        Amortization Class I, Planned
                                        Amortization Class II and so forth)
                                        derived using different structuring
                                        ranges.

Scheduled Amortization Class........    A class that is designed to receive
                                        principal payments using a predetermined principal balance schedule but is not designated as a Planned Amortization
                                        Class or Targeted Amortization Class.
                                        The schedule is derived by assuming
                                        either two constant prepayment rates or
                                        a single constant prepayment rate for
                                        the underlying Trust Fund Assets. In the former case, the two rates are the endpoints for the "structuring range" for the Scheduled Amortization Class and such range generally is narrower than that for a Planned Amortization Class.
                                        In the latter case, the Support Class
                                        for the applicable Series of Securities
                                        generally will represent a smaller
                                        percentage of the Scheduled Amortization
                                        Class than a Support Class generally
                                        would represent in relation to a
                                        Targeted Amortization Class.

Sequential Pay Class.................   Classes that are entitled to receive
                                        principal payments in a prescribed
                                        sequence, that do not have predetermined principal balance schedules and that are entitled to receive payments of principal continuously from the first
                                        Distribution Date on which they receive
                                        principal until they are retired. A
                                        single class is entitled to receive
                                        principal payments before or after other classes in the same Series of Securities may be identified as a Sequential Pay
                                        Class.

Strip Class..........................   A class that is entitled to receive a
                                        constant proportion, or "strip," of the
                                        principal payments on the underlying
                                        Trust Fund Assets.

Support Class (also sometimes
   referred to as a "Companion
   Class")...........................   A class that is entitled to receive
                                        principal payments on any Distribution
                                        Date only if scheduled payments have
                                        been made on specified Planned
                                        Amortization Classes, Targeted
                                        Amortization Classes and/or Scheduled
                                        Amortization Classes.

Targeted Amortization Class (also
   sometimes referred to as a
   "TAC")............................   A class that is designed to receive
                                        principal payments using a predetermined principal balance schedule derived by assuming a single constant prepayment rate for the underlying Trust Fund
                                        Assets.

                                 INTEREST TYPES

Fixed Rate Class.....................   A class with an interest rate that is
                                        fixed throughout the life of the class.

Floating Rate Class..................   A class with an interest rate that
                                        resets periodically based upon a
                                        designated index and that varies
                                        directly with changes in such index.

Inverse Floating Rate Class..........   A class with an interest rate that
                                        resets periodically based upon a
                                        designated index and that varies
                                        inversely with changes in such index and with changes in the interest rate payable on the related Floating Rate
                                        Class.

Variable Rate Class..................   A class with an interest rate that
                                        resets periodically and is calculated by reference to the rate or rates of interest applicable to specified assets or instruments (e.g., the Loan Rates borne by the Loans).

Interest Only Class..................   A class that is entitled to receive some
                                        or all of the interest payments made on
                                        the Trust Fund Assets and little or no
                                        principal. Interest Only classes have
                                        either a nominal principal balance or a
                                        notional amount. A nominal principal
                                        balance represents actual principal that will be paid on the class. It is referred to as nominal since it is extremely small compared to other classes. A notional amount is the amount used as a reference to calculate the amount of interest due on an Interest
                                        Only class that is not entitled to any
                                        distributions in respect of principal.

Principal Only Class.................   A class that does not bear interest and
                                        is entitled to receive only
                                        distributions in respect of principal.

Accrual Class........................   A class that accretes the amount of
                                        accrued interest otherwise distributable on such class, which amount will be added as principal to the Class Security
                                        Balance of such class on each applicable
                                        Distribution Date. Such accretion may
                                        continue until some specified event has
                                        occurred or until such Accrual Class is
                                        retired.


INDICES APPLICABLE TO FLOATING RATE AND INVERSE FLOATING RATE CLASSES

     LIBOR. Unless otherwise specified in the related Prospectus Supplement, on the LIBOR Determination Date (as such term is defined in the related Prospectus Supplement) for each class of Securities of a Series as to which the applicable interest rate is determined by reference to an index denominated as LIBOR, the person designated in the related Agreement (the "Calculation Agent") will determine LIBOR for the succeeding Interest Accrual Period on the basis of the offered LIBOR quotations of the Reference Banks, as such quotations are provided to the Trustee as of 11:00 a.m. (London time) on such LIBOR Determination Date. As used herein with respect to a LIBOR Determination Date, "business day" means a day on which banks are open for dealing in foreign currency and exchange in London and New York City; "Reference Banks" means four leading banks engaged in transactions in Eurodollar deposits in the International Eurocurrency market (i) with an established place of business in London, (ii) whose quotations appear on the Reuters Screen LIBO Page on the Rate Determination Date in question and
(iii) which have been designated as such by the Calculation Agent and are able and willing to provide such quotations to the Calculation Agent on each LIBOR Determination Date; and "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rate quotations of major banks). If any Reference Bank should be removed from the Reuters Screen LIBO Page or in any other way fails to meet the qualifications of a Reference Bank, the Calculation Agent may, in its sole discretion, designate an alternative Reference Bank.

     On each LIBOR Determination Date, LIBOR for the next succeeding Interest Accrual Period will be established by the Calculation Agent as follows:

     (i) If on any LIBOR Determination Date two or more of the Reference Banks provide such offered quotations, LIBOR for the next Interest Accrual Period will be the arithmetic mean of such offered quotations (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/16%).

     (ii) If on any LIBOR Determination Date only one or none of the Reference Banks provides such offered quotations, LIBOR for the next Interest Accrual Period will be the higher of (x) LIBOR as determined on the previous LIBOR Determination Date or (y) the Reserve Interest Rate. The "Reserve Interest Rate" will be the rate per annum which the Calculation Agent determines to be either
(A) the arithmetic mean (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/16%) of the one-month Eurodollar lending rate that New York City banks selected by the Calculation Agent are quoting on the relevant LIBOR Determination Date, to the principal London offices of at least two leading banks in the London interbank market or (B) in the event that the Calculation Agent can determine no such arithmetic mean, the lowest one-month Eurodollar lending rate that the New York City banks selected by the Calculation Agent are quoting on such LIBOR Determination Date to leading European banks.

     (iii) If on any LIBOR Determination Date the Calculation Agent is required but is unable to determine the Reserve Interest Rate in the manner provided in paragraph (ii) above, LIBOR for the next Interest Accrual Period will be LIBOR as determined on the previous LIBOR Determination Date, or, in the case of the first LIBOR Determination Date, LIBOR shall be deemed to be the per annum rate specified in the related Prospectus Supplement.

     The establishment of LIBOR by the Calculation Agent and the Calculation Agent's subsequent calculation of the rates of interest applicable to the Securities for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.

     COFI. The Eleventh District Cost of Funds Index is designed to represent the monthly weighted average cost of funds for savings institutions in Arizona, California and Nevada that are member institutions of the Eleventh Federal Home Loan Bank District (the "Eleventh District"). The Eleventh District Cost of Funds Index for a particular month reflects the interest costs paid on all types of funds held by Eleventh District member institutions and is calculated by dividing the cost of funds by the average of the total amount of those funds outstanding at the end of that month and of the prior month and annualizing and adjusting the result to reflect the actual number of days in the particular month. If necessary, before these calculations are made, the component figures are adjusted by the Federal Home Loan Bank of San Francisco ("FHLBSF") to neutralize the effect of events such as member institutions leaving the Eleventh District or acquiring institutions outside the Eleventh District. The Eleventh District Cost of Funds Index is weighted to reflect the relative amount of each type of funds held at the end of the relevant month. The major components of funds of Eleventh District member institutions are: (i) savings deposits, (ii) time deposits, (iii) FHLBSF advances, (iv) repurchase agreements and (v) all other borrowings. Because the component funds represent a variety of maturities whose costs may react in different ways to changing conditions, the Eleventh District Cost of Funds Index does not necessarily reflect current market rates.

     A number of factors affect the performance of the Eleventh District Cost of Funds Index, which may cause it to move in a manner different from indices tied to specific interest rates, such as United States Treasury bills or LIBOR. Because the liabilities upon which the Eleventh District Cost of Funds Index is based were issued at various times under various market conditions and with various maturities, the Eleventh District Cost of Funds Index may not necessarily reflect the prevailing market interest rates on new liabilities of similar maturities. Moreover, as stated above, the Eleventh District Cost of Funds Index is designed to represent the average cost of funds for Eleventh District savings institutions for the month prior to the month in which it its due to be published. Additionally, the Eleventh District Cost of Funds Index may not necessarily move in the same direction as market interest rates at all times, since as longer term deposits or borrowings mature and are renewed at prevailing market interest rates, the Eleventh District Cost of Funds Index is influenced by the differential between the prior and the new rates on those deposits or borrowings. In addition, movements of the Eleventh District Cost of Funds Index, as compared to other indices tied to specific interest rates, may be affected by changes instituted by the FHLBSF in the method used to calculate the Eleventh District Cost of Funds Index.

     The FHLBSF publishes the Eleventh District Cost of Funds Index in its monthly Information Bulletin. Any individual may request regular receipt by mail of Information Bulletins by writing the Federal Home Loan Bank of San Francisco, P.O. Box 7948, 600 California Street, San Francisco, California 94120, or by calling (415) 616-1000. The Eleventh District Cost of Funds Index may also be obtained by calling the FHLBSF at (415) 616- 2600.

     The FHLBSF has stated in its Information Bulletin that the Eleventh District Cost of Funds Index for a month "will be announced on or near the last working day" of the following month and also has stated that it "cannot guarantee the announcement" of such index on an exact date. So long as such index for a month is announced on or before the tenth day of the second following month, the interest rate for each class of Securities of a Series as to which the applicable interest rate is determined by reference to an index denominated as COFI (each, a class of "COFI Securities") for the Interest Accrual Period commencing in such second following month will be based on the Eleventh District Cost of Funds Index for the second preceding month. If publication is delayed beyond such tenth day, such interest rate will be based on the Eleventh District Cost of Funds Index for the third preceding month. Unless otherwise specified in the related Prospectus Supplement, if on the tenth day of the month in which any Interest Accrual Period commences for a class of COFI Securities the most recently published Eleventh District Cost of Funds Index relates to a month prior to the third preceding month, the index for such current Interest Accrual Period and for each succeeding Interest Accrual Period will, except as described in the next to last sentence of this paragraph, be based on the National Monthly Median Cost of Funds Ratio to SAIF-Insured Institutions (the "National Cost of Funds Index") published by the Office of Thrift Supervision (the "OTS") for the third preceding month (or the fourth preceding month if the National Cost of Funds Index for the third preceding month has not been published on such tenth day of an Interest Accrual Period). Information on the National Cost of Funds Index may be obtained by writing the OTS at 1700 G Street, N.W., Washington, D.C. 20552 or calling (202) 906-6677, and the current National Cost of Funds Index may be obtained by calling (202) 906-6988. If on any such tenth day of the month in which an Interest Accrual Period commences the most recently published National Cost of Funds Index relates to a month prior to the fourth preceding month, the applicable index for such Interest Accrual Period and each succeeding Interest Accrual Period will be based on LIBOR, as determined by the Calculation Agent in accordance with the Agreement relating to such Series of Securities. A change of index from the Eleventh District Cost of Funds Index to an alternative index will result in a change in the index level, and, particularly if LIBOR is the alternative index, could increase its volatility.

     The establishment of COFI by the Calculation Agent and its calculation of the rates of interest for the applicable classes for the related Interest Accrual Period shall (in the absence of manifest error) be final and binding.

     Treasury Index. Unless otherwise specified in the related Prospectus Supplement, on the Treasury Index Determination Date (as such term is defined in the related Prospectus Supplement) for each class of Securities of a Series as to which the applicable interest rate is determined by reference to an index denominated as a Treasury Index, the Calculation Agent will ascertain the Treasury Index for Treasury securities of the maturity and for the period (or, if applicable, date) specified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, the Treasury Index for any period means the average of the yield for each business day during the period specified therein (and for any date means the yield for such date), expressed as a per annum percentage rate, on (i) U.S. Treasury securities adjusted to the "constant maturity" (as further described below) specified in such Prospectus Supplement or (ii) if no "constant maturity" is so specified, U.S. Treasury securities trading on the secondary market having the maturity specified in such Prospectus Supplement, in each case as published by the Federal Reserve Board in its Statistical Release No. H.15(519). Statistical Release No. H.15(519) is published on Monday or Tuesday of each week and may be obtained by writing or calling the Publications Department at the Board of Governors of the Federal Reserve System, 21st and C Streets, Washington, D.C. 20551 (202) 452-3244. If the Calculation Agent has not yet received Statistical Release No. H.15(519) for such week, then it will use such Statistical Release from the immediately preceding week.

     Yields on U.S. Treasury securities at "constant maturity" are derived from the U.S. Treasury's daily yield curve. This curve, which relates the yield on a security to its time to maturity, is based on the closing market bid yields on actively traded Treasury securities in the over-the-counter market. These market yields are calculated from composites of quotations reported by five leading U.S. Government securities dealers to the Federal Reserve Bank of New York. This method provides a yield for a given maturity even if no security with that exact maturity is outstanding. In the event that the Treasury Index is no longer published, a new index based upon comparable data and methodology will be designated in accordance with the Agreement relating to the particular Series of Securities. The Calculation Agent's determination of the Treasury Index, and its calculation of the rates of interest for the applicable classes for the related Interest Accrual Period shall (in the absence of manifest error) be final and binding.

     Prime Rate. Unless otherwise specified in the related Prospectus Supplement, on the Prime Rate Determination Date (as such term is defined in the related Prospectus Supplement) for each class of Securities of a Series as to which the applicable interest rate is determined by reference to an index denominated as the Prime Rate, the Calculation Agent will ascertain the Prime Rate for the Related Interest Accrual Period. Unless otherwise specified in the related Prospectus Supplement, the Prime Rate for an Interest Accrual Period will be the "Prime Rate" as published in the "Money Rates" section of The Wall Street Journal (or if not so published, the "Prime Rate" as published in a newspaper of general circulation selected by the Calculation Agent in its sole discretion) on the related Prime Rate Determination Date. If a prime rate range is given, then the average of such range will be used. In the event that the Prime Rate is no longer published, a new index based upon comparable data and methodology will be designated in accordance with the Agreement relating to the particular Series of Securities. The Calculation Agent's determination of the Prime Rate and its calculation of the rates of interest for the related Interest Accrual Period shall (in the absence of manifest error) be final and binding.

BOOK-ENTRY REGISTRATION OF SECURITIES

     As described in the related Prospectus Supplement, if not issued in fully registered form, each class of Securities will be registered as book-entry certificates (the "Book-Entry Securities"). Persons acquiring beneficial ownership interests in the Securities ("Security Owners") will hold their Securities through the Depository Trust Company ("DTC") in the United States, or Cedel Bank, societe anonyme ("CEDEL") or the Euroclear System ("Euroclear") in Europe if they are participants of such systems, or indirectly through organizations which are participants in such systems ("Participants"). The Book-Entry Securities will be issued in one or more certificates which equal the aggregate principal balance of the Securities and will initially be registered in the name of Cede & Co., the nominee of DTC. CEDEL and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in CEDEL's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank, N.A., will act as depositary for CEDEL and The Chase Manhattan Bank will act as depositary for Euroclear (in such capacities, individually the "Relevant Depositary" and collectively the "European Depositaries"). Except as described below, no person acquiring a Book-Entry Security (each, a "beneficial owner") will be entitled to receive a physical certificate representing such Security (a "Definitive Security"). Unless and until Definitive Securities are issued, it is anticipated that the only "Securityholders" of the Securities will be Cede & Co., as nominee of DTC. Security Owners are only permitted to exercise their rights indirectly through Participants and DTC.

     The beneficial owner's ownership of a Book-Entry Security will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains the beneficial owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Book-Entry Security will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's Financial Intermediary is not a DTC participant, and on the records of CEDEL or Euroclear, as appropriate).

     Security Owners will receive all distributions of principal of, and interest on, the Securities from the Trustee through DTC and DTC participants. While the Securities are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Securities and is required to receive and transmit distributions of principal of, and interest on, the Securities. Participants and indirect participants with whom Security Owners have accounts with respect to Securities are similarly required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Security Owners. Accordingly, although Security Owners will not possess certificates, the Rules provide a mechanism by which Security Owners will receive distributions and will be able to transfer their interest.

     Security Owners will not receive or be entitled to receive certificates representing their respective interests in the Securities, except under the limited circumstances described below. Unless and until Definitive Securities are issued, Security Owners who are not Participants may transfer ownership of Securities only through Participants and indirect participants by instructing such Participants and indirect participants to transfer Securities, by book-entry transfer, through DTC for the account of the purchasers of such Securities, which account is maintained with their respective Participants. Under the Rules and in accordance with DTC's normal procedures, transfers of ownership of Securities will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the Participants and indirect participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Security Owners.

     Because of time zone differences, credits of securities received in CEDEL or Euroclear as a result of a transaction with a Participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or CEDEL Participants on such business day. Cash received in CEDEL or Euroclear as a result of sales of securities by or through a CEDEL Participant (as defined herein) or Euroclear Participant (as defined herein) to a DTC Participant will be received with value on the DTC settlement date but will be available in the relevant CEDEL or Euroclear cash account only as of the business day following settlement in DTC.

     Transfers between Participants will occur in accordance with DTC rules. Transfers between CEDEL Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.

     Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through CEDEL Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the Relevant Depositary; however, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counter party in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the Relevant Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. CEDEL Participants and Euroclear Participants may not deliver instructions directly to the European Depositaries.

     CEDEL is incorporated under the laws of Luxembourg as a professional depository. CEDEL holds securities for its participating organizations ("CEDEL Participants") and facilitates the clearance and settlement of securities transactions between CEDEL Participants through electronic book-entry changes in accounts of CEDEL Participants, thereby eliminating the need for physical movement of certificates. Transactions may be settled in CEDEL in any of 28 currencies, including United States dollars. CEDEL provides to its CEDEL Participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. CEDEL interfaces with domestic markets in several countries. As a professional depository, CEDEL is subject to regulation by the Luxembourg Monetary Institute. CEDEL participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to CEDEL is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a CEDEL Participant, either directly or indirectly.

     Euroclear was created in 1968 to hold securities for its participants ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may be settled in any of 32 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of Morgan Guaranty Trust Company of New York ("Morgan" and in such capacity, the "Euroclear Operator"), under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the "Belgian Cooperative"). All operations are conducted by Morgan, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Belgian Cooperative. The Belgian Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

     Morgan is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

     Securities clearance accounts and cash accounts with Morgan are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

     Under a book-entry format, beneficial owners of the Book-Entry Securities may experience some delay in their receipt of payments, since such payments will be forwarded by the Trustee to Cede & Co., as nominee of DTC. Distributions with respect to Securities held through CEDEL or Euroclear will be credited to the cash accounts of CEDEL Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by the Relevant Depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See "Federal Income Tax Consequences -Tax Treatment of Foreign Investors" and "-- Tax Consequences to Holders of the Notes -- Backup Withholding" herein. Because DTC can only act on behalf of Financial Intermediaries, the ability of a beneficial owner to pledge Book-Entry Securities to persons or entities that do not participate in the Depository system may be limited due to the lack of physical certificates for such Book-Entry Securities. In addition, issuance of the Book-Entry Securities in book-entry form may reduce the liquidity of such Securities in the secondary market since certain potential investors may be unwilling to purchase Securities for which they cannot obtain physical certificates.

     Monthly and annual reports on the Trust will be provided to Cede & Co., as nominee of DTC, and may be made available by Cede & Co. to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting the Depository, and to the Financial Intermediaries to whose DTC accounts the Book-Entry Securities of such beneficial owners are credited.

     DTC has advised the Trustee that, unless and until Definitive Securities are issued, DTC will take any action permitted to be taken by the holders of the Book-Entry Securities under the applicable Agreement only at the direction of one or more Financial Intermediaries to whose DTC accounts the Book-Entry Securities are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Securities. CEDEL or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a Securityholder under the Agreement on behalf of a CEDEL Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depositary to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related Participants, with respect to some Securities which conflict with actions taken with respect to other Securities.

     Upon the occurrence of any of the events described in the immediately preceding paragraph, the Trustee will be required to notify all beneficial owners of the occurrence of such event and the availability through DTC of Definitive Securities. Upon surrender by DTC of the global certificate or certificates representing the Book-Entry Securities and instructions for re-registration, the Trustee will issue Definitive Securities, and thereafter the Trustee will recognize the holders of such Definitive Securities as Securityholders under the applicable Agreement.

     Although DTC, CEDEL and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Securities among participants of DTC, CEDEL and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

     None of the Master Servicer, the Depositor or the Trustee will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the Book-Entry Securities held by Cede & Co., as nominee of DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.


                               CREDIT ENHANCEMENT

GENERAL

     Credit enhancement may be provided with respect to one or more classes of a Series of Securities or with respect to the related Trust Fund Assets. Credit enhancement may be in the form of a limited financial guaranty policy issued by an entity named in the related Prospectus Supplement, the subordination of one or more classes of the Securities of such Series, the establishment of one or more Reserve Accounts, the use of a cross-collateralization feature, use of a mortgage pool insurance policy, bankruptcy bond, special hazard insurance policy, surety bond, letter of credit, guaranteed investment contract, overcollateralization, or another method of credit enhancement contemplated herein and described in the related Prospectus Supplement, or any combination of the foregoing. Unless otherwise specified in the related Prospectus Supplement, credit enhancement will not provide protection against all risks of loss and will not guarantee repayment of the entire principal balance of the Securities and interest thereon. If losses occur which exceed the amount covered by credit enhancement or which are not covered by the credit enhancement, Securityholders will bear their allocable share of any deficiencies. If specified in the related Prospectus Supplement, credit enhancement may cover shortfalls of interest resulting from the timing of the receipt of prepayments of Loans or may be used for other purposes. See "Yield, Maturity and Prepayment Considerations - Prepayments." To the extent credit enhancement is so used, it will be unavailable to cover losses on the Loans.

SUBORDINATION

     If so specified in the related Prospectus Supplement, protection afforded to holders of one or more classes of Securities of a Series by means of the subordination feature may be accomplished by the preferential right of holders of one or more other classes of such Series (the "Senior Securities") to receive distributions in respect of scheduled principal, Principal Prepayments, interest or any combination thereof that otherwise would have been payable to holders of Subordinated Securities under the circumstances and to the extent specified in the related Prospectus Supplement. Protection may also be afforded to the holders of Senior Securities of a Series by: (i) reducing the ownership interest (if applicable) of the related Subordinated Securities; (ii) a combination of the immediately preceding sentence and clause (i) above; or (iii) as otherwise described in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, delays in receipt of scheduled payments on the Loans and losses on defaulted Loans or on Norwest ABS may be borne first by the various classes of Subordinated Securities and thereafter by the various classes of Senior Securities, in each case under the circumstances and subject to the limitations specified in such Prospectus Supplement. The aggregate distributions in respect of delinquent payments on the Loans over the lives of the Securities or at any time, the aggregate losses in respect of defaulted Trust Fund Assets which must be borne by the Subordinated Securities by virtue of subordination and the amount of the distributions otherwise distributable to the Subordinated Securityholders that will be distributable to Senior Securityholders on any Distribution Date may be limited as specified in the related Prospectus Supplement. If aggregate losses in respect of such Trust Fund Assets were to exceed an amount specified in the related Prospectus Supplement, holders of Senior Securities would experience losses on the Securities.

     In addition to or in lieu of the foregoing, if so specified in the related Prospectus Supplement, all or any portion of distributions otherwise payable to holders of Subordinated Securities on any Distribution Date may instead be deposited into one or more Reserve Accounts established with the Trustee or distributed to holders of Senior Securities. Such deposits may be made on each Distribution Date, for specified periods or until the balance in the Reserve Account has reached a specified amount and, following payments from the Reserve Account to holders of Senior Securities or otherwise, thereafter to the extent necessary to restore the balance in the Reserve Account to required levels, in each case as specified in the related Prospectus Supplement. Amounts on deposit in the Reserve Account may be released to the holders of certain classes of Securities at the times and under the circumstances specified in such Prospectus Supplement.

     If specified in the related Prospectus Supplement, various classes of Senior Securities and Subordinated Securities may themselves be subordinate in their right to receive certain distributions to other classes of Senior and Subordinated Securities, respectively, through a cross-collateralization mechanism or otherwise.

LETTER OF CREDIT

     The letter of credit, if any, with respect to a Series of Securities will be issued by the bank or financial institution specified in the related Prospectus Supplement (the "L/C Bank"). Under the letter of credit, the L/C Bank will be obligated to honor drawings thereunder in an aggregate fixed dollar amount, net of unreimbursed payments thereunder, equal to the percentage specified in the related Prospectus Supplement of the aggregate principal balance of Trust Fund Assets on the related Cut-off Date or of one or more Classes of Securities (the "L/C Percentage"). If so specified in the related Prospectus Supplement, the letter of credit may permit drawings in the event of losses not covered by insurance policies or other credit support, such as losses arising from damage not covered by standard hazard insurance policies, losses resulting from the bankruptcy of a borrower and the application of certain provisions of the federal Bankruptcy Code, or losses resulting from denial of insurance coverage due to misrepresentations in connection with the origination of a Loan. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments thereunder. The obligations of the L/C Bank under the letter of credit for each Series of Securities will expire at the earlier of the date specified in the related Prospectus Supplement or the termination of the Trust Fund. See "The Agreements Termination; Optional Termination." A copy of the letter of credit for a Series, if any, will be filed with the Commission as an exhibit to a Current Report on Form 8-K to be filed within 15 days of issuance of the Securities of the related Series.

INSURANCE POLICIES, SURETY BONDS AND GUARANTIES

     If so provided in the Prospectus Supplement for a Series of Securities, deficiencies in amounts otherwise payable on such Securities or certain classes thereof will be covered by insurance policies and/or surety bonds provided by one or more insurance companies or sureties. Such instruments may cover, with respect to one or more classes of Securities of the related series, timely distributions of interest and/or full distributions of principal on the basis of a schedule of principal distributions set forth in or determined in the manner specified in the related Prospectus Supplement. In addition, if specified in the related Prospectus Supplement, a Trust Fund may also include bankruptcy bonds, special hazard insurance policies, other insurance or guaranties for the purpose of (i) maintaining timely payments or providing additional protection against losses on the assets included in such Trust Fund, (ii) paying administrative expenses or (iii) establishing a minimum reinvestment rate on the payments made in respect of such assets or principal payment rate on such assets. Such arrangements may include agreements under which Securityholders are entitled to receive amounts deposited in various accounts held by the Trustee upon the terms specified in such Prospectus Supplement. A copy of any such instrument for a series will be filed with the Commission as an exhibit to a Current Report on Form 8-K to be filed with the Commission within 15 days of issuance of the Securities of the related series.

OVER-COLLATERALIZATION

     If so provided in the Prospectus Supplement for a Series of Securities, the excess of the aggregate principal balance of the Trust Fund Assets over the aggregate principal balance of the Securities may provide overcollateralization. Overcollateralization in this form may be by the initial or subsequent deposit of Trust Fund Assets to create such excess or may build over time from the application of certain excess cash amounts generated by the Trust Fund Assets to accelerate the amortization of the applicable class or classes of securities. Also, a portion of the interest payment on each Loan may be applied as an additional distribution in respect of principal to reduce the principal balance of a certain class or classes of Securities and thus accelerated the amortization of such class or classes of Securities.

RESERVE ACCOUNTS

     If specified in the related Prospectus Supplement, credit support with respect to a Series of Securities will be provided by the establishment and maintenance with the Trustee for such Series of Securities, in trust, of one or more Reserve Accounts for such Series. The related Prospectus Supplement will specify whether or not any such Reserve Accounts will be included in the Trust Fund for such Series.

     The Reserve Account for a Series will be funded (i) by the deposit therein of cash, United States Treasury securities, instruments evidencing ownership of principal or interest payments thereon, letters of credit, demand notes, certificates of deposit or a combination thereof in the aggregate amount specified in the related Prospectus Supplement, (ii) by the deposit therein from time to time of certain amounts, as specified in the related Prospectus Supplement to which the Subordinate Securityholders, if any, would otherwise be entitled or (iii) in such other manner as may be specified in the related Prospectus Supplement.

     Any amounts on deposit in the Reserve Account and the proceeds of any other instrument upon maturity will be held in cash or will be invested in Permitted Investments.

     "Permitted Investments" may include (i) obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States; (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency rating the related Series of Securities, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to such Securities by each such Rating Agency; (iii) commercial paper issued by Norwest Bank Minnesota, National Association or any of its affiliates; PROVIDED that such commercial paper is rated no lower than the rating specified in the related Prospectus Supplement; (iv) commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each such Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to such Securities by each such Rating Agency; (v) certificates of deposit, demand or time deposits, or bankers" acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company, but only if Moody's Investors Service, Inc. ("Moody's") is not a Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each such Rating Agency for such securities, or such lower ratings as will not result in the downgrading or withdrawal of the rating then assigned to such Securities by any such Rating Agency; (vi) demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC;
(vii) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation containing, at the time of the issuance of such agreements, such terms and conditions as will not result in the downgrading or withdrawal of the rating then assigned to such Securities by any such Rating Agency; (viii) repurchase obligations with respect to any security described in clauses (i) and
(ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (v) above; (ix) securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest ratings of each Rating Agency (except if the Rating Agency is Moody's, such rating shall be the highest commercial paper rating of Moody's for any such securities), or such lower rating as will not result in the downgrading or withdrawal of the rating then assigned to such Securities by any such Rating Agency, as evidenced by a signed writing delivered by each such Rating Agency;
(x) interests in any money market fund which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has the highest applicable rating by each such Rating Agency or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to such Securities by each such Rating Agency; (xi) short term investment funds sponsored by any trust company or national banking association incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each such Rating Agency in their respective highest applicable rating category or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to such Securities by each such Rating Agency; and (xii) such other investments having a specified stated maturity and bearing interest or sold at a discount acceptable to each Rating Agency as will not result in the downgrading or withdrawal of the rating then assigned to such Securities by any such Rating Agency, as evidenced by a signed writing delivered by each such Rating Agency; PROVIDED that no such instrument shall be a Permitted Investment if such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument; and PROVIDED, FURTHER, that no investment specified in clause (x) or clause (xi) above shall be a Permitted Investment for any Pre-Funding Account or any related Capitalized Interest Account. If a letter of credit is deposited with the Trustee, such letter of credit will be irrevocable. Unless otherwise specified in the related Prospectus Supplement, any instrument deposited therein will name the Trustee, in its capacity as trustee for the holders of the Securities, as beneficiary and will be issued by an entity acceptable to each Rating Agency that rates the Securities of the related Series. Additional information with respect to such instruments deposited in the Reserve Accounts will be set forth in the related Prospectus Supplement.

     Any amounts so deposited and payments on instruments so deposited will be available for withdrawal from the Reserve Account for distribution to the holders of Securities of the related Series for the purposes, in the manner and at the times specified in the related Prospectus Supplement.

POOL INSURANCE POLICIES

     If specified in the related Prospectus Supplement, a separate pool insurance policy ("Pool Insurance Policy") will be obtained for the Pool and issued by the insurer (the "Pool Insurer") named in such Prospectus Supplement. Each Pool Insurance Policy will, subject to the limitations described below, cover loss by reason of default in payment on Loans in the Pool in an amount equal to a percentage specified in such Prospectus Supplement of the aggregate principal balance of such Loans on the Cut-off Date which are not covered as to their entire outstanding principal balances by Primary Mortgage Insurance Policies. As more fully described below, the Master Servicer will present claims thereunder to the Pool Insurer on behalf of itself, the Trustee and the holders of the Securities of the related Series. The Pool Insurance Policies, however, are not blanket policies against loss, since claims thereunder may only be made respecting particular defaulted Loans and only upon satisfaction of certain conditions precedent described below. Unless otherwise specified in the related Prospectus Supplement, the Pool Insurance Policies will not cover losses due to a failure to pay or denial of a claim under a Primary Mortgage Insurance Policy.

     Unless otherwise specified in the related Prospectus Supplement, the Pool Insurance Policy will provide that no claims may be validly presented unless (i) any required Primary Mortgage Insurance Policy is in effect for the defaulted Loan and a claim thereunder has been submitted and settled; (ii) hazard insurance on the related Property has been kept in force and real estate taxes and other protection and preservation expenses have been paid; (iii) if there has been physical loss or damage to the Property, it has been restored to its physical condition (reasonable wear and tear excepted) at the time of issuance of the policy; and (iv) the insured has acquired good and merchantable title to the Property free and clear of liens except certain permitted encumbrances. Upon satisfaction of these conditions, the Pool Insurer will have the option either
(a) to purchase the property securing the defaulted Loan at a price equal to the principal balance thereof plus accrued and unpaid interest at the Loan Rate to the date of such purchase and certain expenses incurred by the Master Servicer on behalf of the Trustee and Securityholders, or (b) to pay the amount by which the sum of the principal balance of the defaulted Loan plus accrued and unpaid interest at the Loan Rate to the date of payment of the claim and the aforementioned expenses exceeds the proceeds received from an approved sale of the Property, in either case net of certain amounts paid or assumed to have been paid under the related Primary Mortgage Insurance Policy. If any Property securing a defaulted Loan is damaged and proceeds, if any, from the related hazard insurance policy or the applicable special hazard insurance policy are insufficient to restore the damaged Property to a condition sufficient to permit recovery under the Pool Insurance Policy, the Master Servicer will not be required to expend its own funds to restore the damaged Property unless it determines that (i) such restoration will increase the proceeds to Securityholders on liquidation of the Loan after reimbursement of the Master Servicer for its expenses and (ii) such expenses will be recoverable by it through proceeds of the sale of the Property or proceeds of the related Pool Insurance Policy or any related Primary Mortgage Insurance Policy.

     Unless otherwise specified in the related Prospectus Supplement, the Pool Insurance Policy will not insure (and many Primary Mortgage Insurance Policies do not insure) against loss sustained by reason of a default arising from, among other things, fraud or negligence in the origination or servicing of a Loan, including misrepresentation by the borrower, the originator or persons involved in the origination thereof. No Pool Insurance Policy will cover (and many Primary Mortgage Insurance Policies do not cover) a claim in respect of a defaulted Loan occurring when the servicer of such Loan, at the time of default or thereafter, was not approved by the applicable insurer. Failure of a Pool Insurance Policy to cover a claim may result in Securityholders not receiving all amounts due on the Securities.

     Unless otherwise specified in the related Prospectus Supplement, the original amount of coverage under each Pool Insurance Policy will be reduced over the life of the related Securities by the aggregate dollar amount of claims paid less the aggregate of the net amounts realized by the Pool Insurer upon disposition of all foreclosed properties. The amount of claims paid will include certain expenses incurred by the Master Servicer as well as accrued interest on delinquent Loans to the date of payment of the claim, unless otherwise specified in the related Prospectus Supplement. Accordingly, if aggregate net claims paid under any Pool Insurance Policy reach the original policy limit, coverage under that Pool Insurance Policy will be exhausted and any further losses will be borne by the related Securityholders.

CROSS-COLLATERALIZATION

     If specified in the related Prospectus Supplement, the beneficial ownership of separate groups of assets included in a Trust Fund may be evidenced by separate classes of the related Series of Securities. In such case, credit support may be provided by a cross-collateralization feature which requires that distributions be made with respect to Securities evidencing a beneficial ownership interest in, or secured by, one or more Pools within the same Trust Fund prior to distributions to Subordinated Securities evidencing a beneficial ownership interest in, or secured by, one or more other asset groups within such Trust Fund. Cross-collateralization may be provided by (i) the allocation of certain excess amounts generated by one or more Pools to one or more other Pools within the same Trust Fund or (ii) the allocation of losses with respect to one or more Pools to one or more other asset groups within the same Trust Fund. Such excess amounts will be applied and/or such losses will be allocated to the class or classes of Subordinated Securities of the related Series then outstanding having the lowest rating assigned by any Rating Agency or the lowest payment priority, in each case to the extent and in the manner more specifically described in the related Prospectus Supplement. The Prospectus Supplement for a Series which includes a cross- collateralization feature will describe the manner and conditions for applying such cross-collateralization feature.

     If specified in the related Prospectus Supplement, the coverage provided by one or any combination of the forms of credit enhancement described in this Prospectus may apply concurrently to two or more separate Trust Funds. If applicable, the related Prospectus Supplement will identify the Trust Funds to which such credit enhancement relates and the manner of determining the amount of coverage provided to such Trust Funds thereby and of the application of such coverage to the identified Trust Funds.


                  YIELD, MATURITY AND PREPAYMENT CONSIDERATIONS

     The yields to maturity and weighted average lives of the Securities will be affected primarily by (i) the amount and timing of principal payments received on or in respect of the Trust Fund Assets included in the related Trust Fund,
(ii) the manner of allocating principal and/or payments among the classes of Securities of a Series, and (iii) the exercise by the party entitled thereto of any right of optional termination. The original terms to maturity of the Loans in a given Pool will vary depending upon the type of Loans included therein. Each Prospectus Supplement will contain information with respect to the type and maturities of the Loans in the related Pool. The related Prospectus Supplement will specify the circumstances, if any, under which the related Loans will be subject to prepayment penalties. The prepayment experience on the Loans in a Pool will affect the weighted average life of the related Series of Securities.

     Prepayments. The rate of prepayment on the Loans cannot be predicted. The prepayment experience of the related Trust Fund may be affected by a wide variety of factors, including general economic conditions, prevailing interest rate levels, the availability of alternative financing, homeowner mobility and the other factors set forth below. Other factors that might be expected to affect the prepayment rate of a pool of mortgage loans include the amounts of, and interest rates on, any senior mortgage loans, and the use of first mortgage loans as long-term financing for home purchase and subordinate mortgage loans as shorter-term financing for a variety of purposes, including home improvement, education expenses and purchases of consumer durables such as automobiles. The Loans included in a Trust Fund may experience a higher rate of prepayment than traditional mortgage loans. In addition, any future limitations on the right of borrowers to deduct interest payments on mortgage loans for federal income tax purposes if the proceeds of the loan are not used for home purchase may further increase the rate of prepayments of the Loans. Moreover, subprime borrowers whose credit records improve may refinance even if prevailing interest rate levels remain constant. The enforcement of a "due-on-sale" provision (as described below) will have the same effect as a prepayment of the related Loan. See "Certain Legal Aspects of the Loans - 'Due-on- Sale' Clauses." The yield to an investor who purchases Securities in the secondary market at a price other than par will vary from the anticipated yield if the rate of prepayment on the Loans is actually different than the rate anticipated by such investor at the time such Securities were purchased.

     Unless otherwise specified in the related Prospectus Supplement, all conventional Loans will contain due- on-sale provisions permitting the mortgagee to accelerate the maturity of the loan upon sale or certain transfers by the borrower of the related Property. Loans insured by the FHA are assumable with the consent of the FHA. Thus, the rate of prepayments on such Loans may be lower than that of conventional Loans bearing comparable interest rates. The Master Servicer generally will enforce any due-on-sale or due-on-encumbrance clause, to the extent it has knowledge of the conveyance or further encumbrance or the proposed conveyance or proposed further encumbrance of the Property and reasonably believes that it is entitled to do so under applicable law; provided, however, that the Master Servicer will not take any enforcement action that would impair or threaten to impair any recovery under any related insurance policy. See "The Agreements -- Collection Procedures" and "Certain Legal Aspects of the Loans" for a description of certain provisions of each Agreement and certain legal developments that may affect the prepayment experience on the Loans.

     Prepayments on Loans are commonly measured relative to a prepayment standard or model. The Prospectus Supplement for each Series of Securities may describe one or more such prepayment standards or models and contain tables setting forth the weighted average life of each Class and the percentage of the original aggregate principal balance of each Class that would be outstanding on specified Distribution Dates for such Series and the projected yields to maturity on certain Classes thereof, in each case based on the assumption stated in such Prospectus Supplement, including assumptions that prepayments on the Loans are made at constant rates corresponding to various percentages of the prepayment standard or model specified in such Prospectus Supplement.

     There is no assurance that prepayment of the Loans underlying a Series of Securities will conform to any level of the prepayment standard or model specified in the applicable Prospectus Supplement. A number of factors may affect prepayment experience, including but not limited to homeowner mobility, economic conditions, natural disasters, changes in borrowers' housing needs, job transfers, unemployment or, in the case of borrowers relying on commission income and self-employed borrowers, significant fluctuations in income or adverse economic conditions, borrowers' net equity in the properties securing the mortgages, including the use of second or "home equity" mortgage loans by borrowers or the use of the properties as second or vacation homes, servicing decisions, enforceability of due-on sale clauses, mortgage market interest rates, mortgage recording taxes, competition among mortgage loan originators resulting in reduced refinancing costs, reduction in documentation requirements and willingness to accept higher loan-to-value ratios, and the availability of mortgage funds. In general, however, if prevailing interest rates fall below the Loan Rates borne by the Loans underlying a Series of Securities, the prepayment rates of such Loans are likely to be higher than if prevailing rates remain at or above the rates borne by such Loans. Conversely, if prevailing interest rates rise above the Loan Rates borne by the Loans, the Loans are likely to experience a lower prepayment rate than if prevailing rates remain at or below such Loan Rates. However, there can be no assurance that prepayments will rise or fall according to such changes in interest rates. It should be noted that Securities of a Series may evidence an interest in a Trust Fund with different Loan Rates. Accordingly the prepayment experience of such Securities will to some extent be a function of the mix of Loan Rates of the Loans. In addition, the terms of the Agreements will require the Master Servicer to enforce any due-on-sale clause to the extent it has knowledge of the conveyance or the proposed conveyance of the underlying Property; provided, however, that any enforcement action that the Master Servicer determines would jeopardize any recovery under any related primary mortgage insurance policy will not be required and provided, further, that the Master Servicer may permit the assumption of defaulted Loans. See "The Agreements--Realization Upon Defaulted Mortgage Loans" and "Certain Legal Aspects of the Loans--'Due-on-Sale' Clauses" for a description of certain provisions of each Agreement and certain legal developments that may affect the prepayment experience on the Loans.

     The rate of prepayments with respect to conventional mortgage loans has fluctuated significantly in recent years. In general, if prevailing rates fall significantly below the Loan Rates borne by the Loans, such Loans are more likely to be subject to higher prepayment rates than if prevailing interest rates remain at or above such Loan Rates. Conversely, if prevailing interest rates rise appreciably above the Loan Rates borne by the Loans, such Loans are more likely to experience a lower prepayment rate than if prevailing rates remain at or below such Loan Rates. However, there can be no assurance that such will be the case. Subprime mortgage loans may experience more prepayments in a rising interest rate environment as the borrowers' finances are stressed to the point of default.

     A borrower may refinance a Loan at any time through the same or a different originator. Upon such refinancing, the new loan will not be included in the Trust Fund. In this regard, Norwest Mortgage or an affiliate thereof may, from time to time, implement programs designed to encourage refinancing through Norwest Mortgage or such affiliate, including but not limited to general or targeted solicitations, or the offering of pre-approved applications, reduced origination fees or closing costs, or other financial incentives. Norwest Mortgage or an affiliate thereof may also encourage refinancing of defaulted Loans, including Loans that would permit creditworthy borrowers to assume the outstanding indebtedness. Any such refinancing will have the same effect as a repayment in full of the related Loan.

     When a full prepayment is made on a Loan, the borrower is charged interest on the principal amount of the Loan so prepaid only for the number of days in the month actually elapsed up to the date of the prepayment, rather than for a full month. The effect of prepayments in full will be to reduce the amount of interest passed through or paid in the following month to holders of Securities because interest on the principal amount of any Loan so prepaid will generally be paid only to the date of prepayment. Partial prepayments in a given month maybe applied to the outstanding principal balances of the Loans so prepaid on the first day of the month of receipt or the month following receipt. In the latter case, partial prepayments will not reduce the amount of interest passed through or paid in such month.

     If the rate at which interest is passed through or paid to the holders of Securities of a Series is calculated on a Loan-by-Loan basis, disproportionate principal prepayments among Loans with different Loan Rates will affect the yield on such Securities. In most cases, the effective yield to Securityholders will be lower than the yield otherwise produced by the applicable Pass-Through Rate or interest rate and purchase price, because while interest will accrue on each Loan from the first day of the month (unless otherwise specified in the related Prospectus Supplement), the distribution of such interest will not be made earlier than the month following the month of accrual.

     Under certain circumstances, the person specified in the related Prospectus Supplement may have the option to purchase the assets of a Trust Fund thereby effecting earlier retirement of the related Series of Securities. See "The Agreements -- Termination; Optional Termination."

     The relative contribution of the various factors affecting prepayment may vary from time to time. There can be no assurance as to the rate of payment of principal of the Trust Fund Assets at any time or over the lives of the Securities.

     The Prospectus Supplement relating to a Series of Securities will discuss in greater detail the effect of the rate and timing of principal payments (including prepayments), delinquencies and losses on the yield, weighted average lives and maturities of such Securities.

     Allocation of Principal among Classes. A Series of Securities may include one or more classes of Securities that are entitled to accelerated amortization compared to other classes of Securities of the same Series of Securities or compared to the pro rata share of such class of Securities of principal collections. Such acceleration may result from overcollateralization, subordination, Accrual Securities, priority distributions of prepayments to the accelerated class, priority distributions to the accelerated classes of principal recovered on defaulted loans or other priority distributions to the accelerated class. Because such acceleration of amortization may depend upon the rate of prepayment of principal or delinquency or defaults on the Loans, the rate of acceleration cannot be predicted. However, to the extent there is acceleration of amortization of a class of Securities, the weighted average life of such class will be reduced. The effect on yield of such reduction on the weighted average life of such class will depend on both the extent of the acceleration and the timing of such acceleration in the life of the class. Generally, the earlier in the life of a class the acceleration of amortization occurs, the more effect such acceleration will have on the yield of the class. Usually, if there is a class of Securities for which amortization is accelerated, there is a Support Class of Securities for which the distribution of principal is delayed and the amortization of such class is extended, thus increasing its weighted average life. Thus, for example, the effect on a class of Securities of a particular rate of prepayment of principal on the Loans may be magnified on reduced by the allocation priorities chosen for the distribution of principal collection for the Series of Securities.


                                 THE AGREEMENTS

     Set forth below is a description of the material provisions of each Agreement which are not described elsewhere in this Prospectus. The description is subject to, and qualified in its entirety by reference to, the provisions of each Agreement. Where particular provisions or terms used in the Agreements are referred to, such provisions or terms are as specified in the Agreements.

 ASSIGNMENT OF THE TRUST FUND ASSETS

     Assignment of the Loans. The Depositor will have acquired the Loans included in each Trust Fund from the Seller pursuant to an agreement. In connection with the conveyance of the Loans to the Depositor, the Seller will
(i) agree to deliver to the Depositor all of the documents which the Depositor is required to deliver to the Trustee; (ii) make certain representations and warranties to the Depositor which will be the basis of certain of the Depositor's representations and warranties to the Trustee ; and (iii) agree to repurchase or substitute for any Loan for which any document is not delivered or is found to be defective in any material respect if the Seller cannot cure such omission or defect within 60 days after notice thereof. Such agreement will inure to the benefit of the Trustee and is intended to help ensure the Depositor's performance of its limited obligation to repurchase or substitute for Loans. See "Loan Programs - Representations by Seller; Repurchases" above.

     At the time of issuance of the Securities of a Series, the Depositor will cause the Loans comprising the related Trust Fund to be assigned to the Trustee, without recourse, together with all principal and interest received by or on behalf of the Depositor on or with respect to such Loans after the Cut-off Date, other than principal and interest due on or before the Cut-off Date and other than any Retained Interest specified in the related Prospectus Supplement. The Trustee will, concurrently with such assignment, authenticate and deliver such Securities to the Depositor in exchange for the Loans. Each Loan will be identified in a schedule appearing as an exhibit to the related Agreement. Such schedule will include, as applicable, among other things, the unpaid principal balance of each Loan as of the close of business on the applicable Cut-off Date, the Loan Rate, the maturity of the Loan and the combined loan-to-value ratios at origination. Unless otherwise specified in the related Prospectus Supplement, the Agreement will require that, within the time period specified therein, the Depositor will also deliver or cause to be delivered to the Trustee (or to the custodian hereinafter referred to) as to each Loan, among other things, (i) the mortgage note or contract endorsed without recourse in blank or to the order of the Trustee or a lost note affidavit executed by the Seller, (ii) the mortgage, deed of trust or similar instrument (a "Mortgage") with evidence of recording indicated thereon (except for any Mortgage not returned from the public recording office, in which case the Depositor will deliver or cause to be delivered a copy of such Mortgage together with a certificate that the original of such Mortgage was delivered to such recording office), (iii) an assignment of the Mortgage to the Trustee, which assignment will be in recordable form in the case of a Mortgage assignment, (iv) any assumption, modification or amendment agreements, and (v) such other documents as may be specified in the related Prospectus Supplement or the related Agreement. Unless otherwise specified in the related Prospectus Supplement, the Depositor will promptly cause the assignments of the related Loans to be recorded in the appropriate public office for real property records, except in states in which, in the opinion of counsel acceptable to the Trustee, such recording is not required to protect the Trustee's interest in such Loans against the claim of any subsequent transferee or any successor to or creditor of the Depositor or the originator of such Loans.

     With respect to any Loans that are Cooperative Loans, the Depositor will cause to be delivered to the Trustee the related original cooperative note endorsed without recourse in blank or to the order of the Trustee, the original security agreement, the proprietary lease or occupancy agreement, the recognition agreement, an executed financing agreement and the relevant stock certificate, related blank stock powers and any other document specified in the related Prospectus Supplement. The Depositor will cause to be filed in the appropriate office an assignment and a financing statement evidencing the Trustee's security interest in each Cooperative Loan.

     The Trustee (or the custodian hereinafter referred to) will review such Loan documents within 180 days of the date of applicable Agreement, and the Trustee will hold such documents in trust for the benefit of the related Securityholders. Unless otherwise specified in the related Prospectus Supplement, if any such document is found to be missing or defective in any material respect, the Trustee (or such custodian) will notify the Master Servicer and the Depositor, and the Master Servicer will notify the Seller. If the Seller cannot cure the omission or defect within 60 days after receipt of such notice, the Seller will be obligated to either (i) purchase the related Loan from the Trust Fund at the Purchase Price or (ii) if so specified in the related Prospectus Supplement, remove such Loan from the Trust Fund and substitute in its place one or more other Loans that meets certain requirements set forth therein. There can be no assurance that the Seller will fulfill this purchase or substitution obligation. Although the Master Servicer may be obligated to enforce such obligation to the extent described above under "Loan Programs -- Representations by Seller; Repurchases," neither the Master Servicer nor the Depositor will be obligated to purchase or replace such Loan if the Seller defaults on its obligation, unless such breach also constitutes a breach of the representations or warranties of the Master Servicer or the Depositor, as the case may be. Unless otherwise specified in the related Prospectus Supplement, this obligation to cure, purchase or substitute constitutes the sole remedy available to the Securityholders or the Trustee for omission of, or a material defect in, a constituent document.

     The Trustee will be authorized to appoint a custodian pursuant to a custodial agreement to maintain possession of and, if applicable, to review the documents relating to the Loans as agent of the Trustee.

     The Master Servicer will make certain representations and warranties regarding its authority to enter into, and its ability to perform its obligations under, the Agreement. Upon a breach of any such representation of the Master Servicer which materially and adversely affects the interests of the Securityholders in a Loan, the Master Servicer will be obligated to cure the breach in all material respects. Unless otherwise specified in the related Prospectus Supplement, this obligation to cure constitutes the sole remedy available to the Securityholders or the Trustee for such a breach of representation by the Master Servicer.

     Notwithstanding the foregoing provisions, with respect to a Trust Fund for which a REMIC election is to be made, no purchase or substitution of a Loan will be made if such purchase or substitution would result in a prohibited transaction tax under the Code.

     No Recourse to Seller; Depositor or Master Servicer. As described above under "-- Assignment of the Loans," the Depositor will cause the Loans comprising the related Trust Fund to be assigned to the Trustee, without recourse. However, the Seller will be obligated to repurchase or substitute for any Loan as to which certain representations and warranties are breached or for failure to deliver certain documents relating to the Loans as described herein under "--Assignment of the Loans" and "Loan Programs -- Representations by Seller; Repurchases." These obligations to purchase or substitute constitute the sole remedy available to the Securityholders or the Trustee for a breach of any such representation or failure to deliver a constituent document.

     Assignment of Norwest ABS. The Depositor will cause the Norwest ABS to be registered in the name of Trustee. The Trustee (or the custodian) will have possession of any certificated Norwest ABS. Unless otherwise specified in the related Prospectus Supplement, the Trustee will not be in possession of or be assignee of record of any underlying assets for a Norwest ABS. See "The Trust Fund -The Loans -- Norwest ABS" herein. Each Norwest ABS will be identified in a schedule appearing as an exhibit to the related Agreement which will specify the original principal amount, outstanding principal balance as of the Cut-off Date, annual pass-through rate or interest rate and maturity date and certain other pertinent information for each Norwest ABS conveyed to the Trustee.

PAYMENTS ON LOANS; DEPOSITS TO SECURITY ACCOUNT

     The Master Servicer will establish and maintain or cause to be established and maintained with respect to the related Trust Fund a separate account or accounts for the collection of payments on the related Trust Fund Assets in the Trust Fund (the "Security Account") which, unless otherwise specified in the related Prospectus Supplement, must be either (i) maintained with a depository institution the debt obligations of which (or in the case of a depository institution that is the principal subsidiary of a holding company, the obligations of which) are rated in one of the two highest rating categories by the Rating Agency or Rating Agencies that rated one or more classes of the related Series of Securities, or (ii) an account or accounts otherwise acceptable to each Rating Agency and, if a REMIC election has been made, that would not cause the related Trust Fund (or one or more segregated pools of assets therein) to fail to qualify as a REMIC. To the extent that the portion of funds deposited in the Security Account at any time exceed the limit of insurance coverage established by the Federal Deposit Insurance Corporation (the "FDIC"), such excess will be subject to loss in the event of the failure of the depository institution. The collateral eligible to secure amounts in the Security Account is limited to Permitted Investments. A Security Account may be maintained as an interest bearing account or the funds held therein may be invested pending each succeeding Distribution Date in Permitted Investments. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer or its designee will be entitled to receive any such interest or other income earned on funds in the Security Account as additional compensation and will be obligated to deposit in the Security Account the amount of any loss immediately as realized. The Security Account may be maintained with the Master Servicer or with a depository institution that is an affiliate of the Master Servicer, provided it meets the standards set forth above.

     The Master Servicer will deposit or cause to be deposited in the Security Account for each Trust Fund, to the extent applicable and unless otherwise specified in the related Prospectus Supplement and provided in the Agreement, the following payments and collections received or advances made by or on behalf of it subsequent to the Cut-off Date (other than payments due on or before the Cut-off Date and exclusive of any amounts representing Retained Interest):

               (i) all payments on account of principal, including Principal Prepayments and, if specified in the related Prospectus Supplement, any applicable prepayment penalties, on the Loans;

               (ii) all payments on account of interest on the Loans, net of applicable servicing compensation;

               (iii) all proceeds (net of unreimbursed payments of property taxes, insurance premiums and similar items ("Insured Expenses") incurred, and unreimbursed Advances made, by the Master Servicer, if any) of the hazard insurance policies and any Primary Mortgage Insurance Policies, to the extent such proceeds are not applied to the restoration of the property or released to the borrower in accordance with servicing procedures (collectively, "Insurance Proceeds") and all other cash amounts (net of unreimbursed expenses incurred in connection with liquidation or foreclosure ("Liquidation Expenses") and unreimbursed Advances made, by the Master Servicer, if any) received and retained in connection with the liquidation of defaulted Loans, by foreclosure or otherwise ("Liquidation Proceeds"), together with any net proceeds received on a monthly basis with respect to any properties acquired on behalf of the Securityholders by foreclosure or deed in lieu of foreclosure;

               (iv) all proceeds of any Loan or property in respect thereof purchased by the Master Servicer, the Depositor or the Seller as described under "Loan Program -- Representations by Seller; Repurchases" or "-- Assignment of Trust Fund Assets" above and all proceeds of any Loan repurchased as described under "-- Termination; Optional Termination" below;

               (v) all payments required to be deposited in the Security Account with respect to any deductible clause in any blanket insurance policy described under "-- Hazard Insurance" below;

               (vi) any amount required to be deposited by the Master Servicer in connection with losses realized on investments for the benefit of the Master Servicer of funds held in the Security Account and, to the extent specified in the related Prospectus Supplement, any payments required to be made by the Master Servicer in connection with prepayment interest shortfalls; and

               (vii) all other amounts (including any buy-down or subsidy funds) required to be deposited in the Security Account pursuant to the Agreement.

     The Seller will deposit or cause to be deposited in the Security Account for each Trust Fund, to the extent applicable and unless otherwise specified in the related Prospectus Supplement and provided in the Agreement, all payments representing scheduled payments of principal and interest received by the Seller before the Cut-Off Date but which are due after the Cut-Off Date.

     The Master Servicer (or the Depositor, as applicable) may from time to time direct the institution that maintains the Security Account to withdraw funds from the Security Account for the following purposes:

               (i) to pay to the Master Servicer the servicing fees described in the related Prospectus Supplement, the master servicing fees and, as additional servicing compensation, earnings on or investment income with respect to funds in the amounts in the Security Account credited thereto;

               (ii) to reimburse the Master Servicer for Advances, such right of reimbursement with respect to any Loan being limited to amounts received that represent late recoveries of payments of principal and/or interest on such Loan (or Insurance Proceeds or Liquidation Proceeds with respect thereto) with respect to which such Advance was made;

               (iii) to reimburse the Master Servicer for any Advances previously made which the Master Servicer has determined to be nonrecoverable;

               (iv) to reimburse the Master Servicer from Insurance Proceeds for expenses incurred by the Master Servicer and covered by the related insurance policies;

               (v) to reimburse the Master Servicer for unpaid master servicing fees and unreimbursed Advances;

               (vi) to pay to the Master Servicer, with respect to each Loan or property acquired in respect thereof that has been purchased by the Master Servicer pursuant to the Agreement, all amounts received thereon and not taken into account in determining the principal balance of such repurchased Loan;

               (vii) to reimburse the Master Servicer or the Depositor for expenses incurred and reimbursable pursuant to the Agreement;

               (viii) to withdraw any amount deposited in the Security Account and not required to be deposited therein; and

               (ix) to clear and terminate the Security Account upon termination of the Agreement.

     In addition, unless otherwise specified in the related Prospectus Supplement, on or prior to the business day immediately preceding each Distribution Date, the Master Servicer shall withdraw from the Security Account the amount of Available Funds, to the extent on deposit, for deposit in an account maintained by the Trustee for the related Series of Securities.

SUB-SERVICING

     The Seller or any other servicing entity may act as the Sub-Servicer for such Loan pursuant to an agreement (each, a "Sub-Servicing Agreement"), which will not contain any terms inconsistent with the related Agreement. While each Sub-Servicing Agreement will be a contract solely between the Master Servicer and the Sub-Servicer, the Agreement pursuant to which a Series of Securities is issued will provide that, if for any reason the Master Servicer for such Series of Securities is no longer the Master Servicer of the related Loans, the Trustee or any successor Master Servicer must recognize the Sub-Servicer's rights and obligations under such Sub-Servicing Agreement. Notwithstanding any such subservicing arrangement, unless otherwise provided in the related Prospectus Supplement, the Master Servicer will remain liable for its servicing duties and obligations under the applicable Agreement as if the Master Servicer alone were servicing the Loans.

     A Sub-Servicer may enter into one or more agreements with other servicing entities to perform the obligations of the Sub-Servicer under the related Sub-Servicing Agreement. Such agreement will not contain any terms inconsistent with the related Sub-Servicing Agreement and the Sub-Servicer will remain liable to the Master Servicer for its servicing duties and obligations under the related Sub-Servicing Agreement as if the Sub-Servicer alone were servicing the Loans.

COLLECTION PROCEDURES

     The Master Servicer will make reasonable efforts to collect all payments called for under the Loans and will, consistent with each Agreement and any Pool Insurance Policy, Primary Mortgage Insurance Policy, FHA Insurance, bankruptcy bond or alternative arrangements, follow such collection procedures as are customary with respect to loans that are comparable to the Loans. Consistent with the above, the Master Servicer may, in its discretion, (i) waive any assumption fee, late payment or other charge in connection with a Loan and (ii) to the extent not inconsistent with the coverage of such Loan by a Pool Insurance Policy, Primary Mortgage Insurance Policy, FHA Insurance, bankruptcy bond or alternative arrangements, if applicable, waive, vary or modify any term of any Loan or consent to the postponement of strict compliance with any such term or in any matter grant indulgence to any borrower, subject to the limitations set forth in the Agreement. In the event the Master Servicer consents to the deferment of the due dates for payments due on a Loan, the Master Servicer will nonetheless make payment of any required Advance with respect to the payments so extended to the same extent as if such installment were due, owing and delinquent and had not been deferred.

     In any case in which property securing a Loan has been, or is about to be, conveyed by the borrower or obligor, the Master Servicer will, to the extent it has knowledge of such conveyance or proposed conveyance, exercise or cause to be exercised its rights to accelerate the maturity of such Loan under any due-on-sale clause applicable thereto, unless (i) the exercise of such rights is not permitted by applicable law, (ii) would impair or threaten to impair any recovery under any Primary Mortgage Insurance Policy, (iii) would materially increase the risk of default or delinquency on, or materially decrease the security for, such Mortgage Loan or (iv) the Master Servicer, in a manner consistent with reasonable commercial practice, permits the purchaser of the related Property to assume the Loan. If these conditions are not met or if the Master Servicer reasonably believes it is unable under applicable law to enforce such due-on-sale clause or if such Loan is a mortgage loan insured by the FHA, the Master Servicer will enter into or cause to be entered into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable for repayment of the Loan and, to the extent permitted by applicable law, the borrower remains liable thereon. Any fee collected by or on behalf of the Master Servicer for entering into an assumption agreement will be retained by or on behalf of the Master Servicer as additional servicing compensation. See "Certain Legal Aspects of the Loans - 'Due-on-Sale' Clauses." In connection with any such assumption, the terms of the related Loan may not be changed.

     With respect to Cooperative Loans, any prospective purchaser will generally have to obtain the approval of the board of directors of the relevant Cooperative before purchasing the shares and acquiring rights under the related proprietary lease or occupancy agreement. See "Certain Legal Aspects of the Loans". This approval is usually based on the purchaser's income and net worth and numerous other factors. Although the Cooperative's approval is unlikely to be unreasonably withheld or delayed, the necessity of acquiring such approval could limit the number of potential purchasers for those shares and otherwise limit the Trust Fund's ability to sell and realize the value of those shares.

     In general a "tenant-stockholder" (as defined in Code Section 216(b)(2) of a corporation that qualifies as a "cooperative housing corporation" within the meaning of Code Section 216(b)(1) is allowed a deduction for amounts paid or accrued within his taxable year to the corporation representing his proportionate share of certain interest expenses and certain real estate taxes allowable as a deduction under Code Section 216(a) to the corporation under Code Sections 163 and 164. In order for a corporation to qualify under Code Section 216(b)(1) for its taxable year in which such items are allowable as a deduction to the corporation, such Section requires, among other things, that at least 80% of the gross income of the corporation be derived from its tenant-stockholders (as defined in Code Section 216(b)(2)). By virtue of this requirement, the status of a corporation for purposes of Code Section 216(b)(1)must be determined on a year-to-year basis. Consequently, there can be no assurance that Cooperatives relating to the Cooperative Loans will qualify under such Section for any particular year. In the event that such a Cooperative fails to qualify for one or more years, the value of the collateral securing any related Cooperative Loans could be significantly impaired because no deduction would be allowable to tenant-stockholders under Code Section 216(a) with respect to those years. In view of the significance of the tax benefits accorded tenant-stockholders of a corporation that qualifies under Code Section 216(b)(1), the likelihood that such a failure would be permitted to continue over a period of years appears remote.

SERVICING OF SUBPRIME LOANS AND CLOSED END SECOND LOANS

     Each Agreement will require the Master Servicer to make reasonable efforts to collect all payments required under the Subprime Loans and the Closed End Second Loans and, consistent with such Agreement and any applicable agreement related to credit enhancement, to follow such collection procedures as it follows with respect to mortgage loans serviced by it for others that are comparable to such Loans. Consistent with the foregoing, the Master Servicer will be permitted, in its discretion, to waive any prepayment charge, assumption fee, late payment charge or any other charge with respect to such Loan.

     Due to the credit histories of Subprime Loan borrowers, collection efforts and borrower contacts generally are made earlier and more frequently in the collection cycle with respect to Subprime Loans than is the case with respect to other types of Loans. Each Agreement will permit the Master Servicer (consistent with the requirements of the REMIC Regulations) to extend relief, on a case by case basis, to Subprime and Closed End Second Loan borrowers whose payments become delinquent. Such relief may include the temporary suspensions of payments, repayment plans, extensions, modifications or short sales. Loss mitigation efforts with respect to Subprime Loans generally begin very early in the collection process and, with respect to both Subprime and Closed End Second Loans, continue concurrently with the foreclosure process until the related Loan is either reinstated or liquidated through the foreclosure process.

     The course of action elected with respect to a delinquent Subprime or Closed End Second Loan generally will be guided by a number of factors, including the related borrower's payment history, ability and willingness to pay, the condition and occupancy of the Property, the amount of borrower equity in the Property and whether there are any junior liens. In the case of a Closed End Second Loan, loss mitigation strategy and pre-foreclosure analysis will also take into consideration the existence and status of the first mortgage lien, and under certain circumstances may result in the charging off of all or a portion of the outstanding balance of the Closed End Second Loan.

SERVICING OF TITLE I LOANS

     Pursuant to a sub-servicing agreement (the "Title I Sub-Servicing Agreement") to be entered into between the Master Servicer and Statewide, as sub-servicer, Statewide will be responsible for servicing, managing and making collections on the Title I Loans. Under the Title I Sub-Servicing Agreement, Statewide will act as claims administrator, and as such will be responsible for the administration of claims under Title I of the National Housing Act of 1934 (the "Title I Program") in respect of the Title I Loans.

     The following is a description of the servicing policies and procedures customarily and currently employed by Statewide with respect to its Title I Loan portfolio. Statewide revises such policies and procedures from time to time in connection with changing economic and market conditions and changing legal requirements.

     Statewide's loan servicing activities, which are facilitated under an existing sub-servicing agreement by a direct link to the servicing system of Statewide's sub-servicer, include responding to borrower inquiries, processing and administering loan payments, reporting and remitting principal and interest to the purchasers who own interests in the loans, attempting to collect delinquent loan payments, processing Title I insurance claims and otherwise administering the loans. Statewide's loan servicing functions are organized into three areas of operation: routine loan servicing, purchaser reporting and nonperforming loan management.

     Statewide's sub-servicer is responsible for processing and administering loan payments, attempting to collect loan payments that are less than 120 days late and providing prompt and accurate responses to all customer inquiries and complaints. With respect to loan payments that are less than 120 days late, Statewide's sub-servicer utilizes a system of mailed notices and telephonic conferences for reminding borrowers of late payments and encouraging borrowers to bring their accounts current. Periodic telephone calls and letters are utilized during the collection cycle. Statewide's sub-servicer's personnel are responsible for collecting delinquent Title I Loan payments and seeking to mitigate losses by providing various alternatives to Title I Program insurance claims, including modifications, special refinancing and indulgence plans.

     Statewide's personnel, operating from Statewide's headquarters in Birmingham, Alabama, are responsible for making final collection efforts with respect to loans over 120 days delinquent and/or filing Title I Program insurance claims. Such Title I Program insurance claim personnel are responsible for managing Title I Program insurance claims, utilizing a claim management system designed to track insurance claims for Title I Loans so that all required conditions precedent to claim perfection and the requirements of the Title I Program are met. See "Certain Legal Aspects of the Loans - The Title I Program - Claims Procedures Under Title I" for a description of the procedures followed by Statewide following the default and acceleration of the maturity of a Title I Loan.

HAZARD INSURANCE

     Except as otherwise specified in the related Prospectus Supplement, the Master Servicer will require the borrower or obligor on each Loan to maintain a hazard insurance policy providing for no less than the coverage of the standard form of fire insurance policy with extended coverage customary for the type of Property in the state in which such Property is located. Such coverage will be in an amount that is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Loan or (ii) the greater of (y) the outstanding principal balance of the Loan and (z) an amount such that the proceeds of such policy shall be sufficient to prevent the borrower and/or the mortgagee from becoming a co-insurer. All amounts collected by the Master Servicer under any hazard policy (except for amounts to be applied to the restoration or repair of the Property or released to the borrower or obligor in accordance with servicing procedures) will be deposited in the related Security Account. In the event that the Master Servicer maintains a blanket policy insuring against hazard losses on all the Loans comprising part of a Trust Fund, it will conclusively be deemed to have satisfied its obligation relating to the maintenance of hazard insurance. Such blanket policy may contain a deductible clause, in which case the Master Servicer will be required to deposit from its own funds into the related Security Account the amounts which would have been deposited therein but for such clause.

     In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements securing a Loan by fire, lightning, explosion, smoke, windstorm and hail, riot, strike and civil commotion, subject to the conditions and exclusions particularized in each policy. Although the policies relating to the Loans may have been underwritten by different insurers under different state laws in accordance with different applicable forms and therefore may not contain identical terms and conditions, the basic terms thereof are dictated by respective state laws, and most such policies typically do not cover any physical damage resulting from the following: war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mud flows), nuclear reactions, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases, vandalism. The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all inclusive. If the Property securing a Loan is located in a federally designated special flood area at the time of origination, the Master Servicer will require the borrower or obligor to obtain and maintain flood insurance.

     The hazard insurance policies covering properties securing the Loans typically contain a clause which in effect requires the insured at all times to carry insurance of a specified percentage (generally 80% to 90%) of the full replacement value of the insured property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, then the insurer's liability in the event of partial loss will not exceed the larger of (i) the actual cash value (generally defined as replacement cost at the time and place of loss, less physical depreciation) of the improvements damaged or destroyed or (ii) such proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of such improvements. Since the amount of hazard insurance the Master Servicer may cause to be maintained on the improvements securing the Loans declines as the principal balances owing thereon decrease, and since improved real estate generally has appreciated in value over time in the past, the effect of this requirement in the event of partial loss may be that hazard insurance proceeds will be insufficient to restore fully the damaged property. If specified in the related Prospectus Supplement, a special hazard insurance policy will be obtained to insure against certain of the uninsured risks described above. See "Credit Enhancement."

     The Master Servicer will not require that a standard hazard or flood insurance policy be maintained on the cooperative dwelling relating to any Cooperative Loan. Generally, the Cooperative itself is responsible for maintenance of hazard insurance for the property owned by the Cooperative and the tenant-stockholders of that Cooperative do not maintain individual hazard insurance policies. To the extent, however, that a Cooperative and the related borrower on a Cooperative Loan do not maintain such insurance or do not maintain adequate coverage or any insurance proceeds are not applied to the restoration of damaged property, any damage to such borrower's cooperative dwelling or such Cooperative's building could significantly reduce the value of the collateral securing such Cooperative Loan to the extent not covered by other credit support. If the Property securing a defaulted Loan is damaged and proceeds, if any, from the related hazard insurance policy are insufficient to restore the damaged Property, the Master Servicer is not required to expend its own funds to restore the damaged Property unless it determines (i) that such restoration will increase the proceeds to Securityholders on liquidation of the Loan after reimbursement of the Master Servicer for its expenses and (ii) that such expenses will be recoverable by it from related Insurance Proceeds or Liquidation Proceeds.

     If recovery on a defaulted Loan under any related Insurance Policy is not available for the reasons set forth in the preceding paragraph, or if the defaulted Loan is not covered by an Insurance Policy, the Master Servicer will be obligated to follow or cause to be followed such normal practices and procedures as it deems necessary or advisable to realize upon the defaulted Loan. If the proceeds of any liquidation of the Property securing the defaulted Loan are less than the principal balance of such Loan plus interest accrued thereon that is payable to Securityholders, the Trust Fund will realize a loss in the amount of such difference plus the aggregate of expenses incurred by the Master Servicer in connection with such proceedings and which are reimbursable under the Agreement. In the unlikely event that any such proceedings result in a total recovery which is, after reimbursement to the Master Servicer of its expenses, in excess of the principal balance of such Loan plus interest accrued thereon that is payable to Securityholders, the Master Servicer will be entitled to withdraw or retain from the Security Account amounts representing its normal servicing compensation with respect to such Loan and, unless otherwise specified in the related Prospectus Supplement, amounts representing the balance of such excess, exclusive of any amount required by law to be forwarded to the related borrower, as additional servicing compensation.

     If the Master Servicer or its designee recovers Insurance Proceeds which, when added to any related Liquidation Proceeds and after deduction of certain expenses reimbursable to the Master Servicer, exceed the principal balance of such Loan plus interest accrued thereon that is payable to Securityholders, the Master Servicer will be entitled to withdraw or retain from the Security Account amounts representing its normal servicing compensation with respect to such Loan. In the event that the Master Servicer has expended its own funds to restore the damaged Property and such funds have not been reimbursed under the related hazard insurance policy, it will be entitled to withdraw from the Security Account out of related Liquidation Proceeds or Insurance Proceeds an amount equal to such expenses incurred by it, in which event the Trust Fund may realize a loss up to the amount so charged. Since Insurance Proceeds cannot exceed deficiency claims and certain expenses incurred by the Master Servicer, no such payment or recovery will result in a recovery to the Trust Fund which exceeds the principal balance of the defaulted Loan together with accrued interest thereon. See "Credit Enhancement."

     The proceeds from any liquidation of a Loan will be applied in the following order of priority: first, to reimburse the Master Servicer for any unreimbursed expenses incurred by it to restore the related Property and any unreimbursed servicing compensation payable to the Master Servicer with respect to such Loan; second, to reimburse the Master Servicer for any unreimbursed Advances with respect to such Loan; third, to accrued and unpaid interest (to the extent no Advance has been made for such amount) on such Loan; and fourth, as a recovery of principal of such Loan.

REALIZATION UPON DEFAULTED LOANS

     Primary Mortgage Insurance Policies. If so specified in the related Prospectus Supplement, the Master Servicer will maintain or cause to be maintained, as the case may be, in full force and effect, a Primary Mortgage Insurance Policy with regard to each Loan for which such coverage is required. Primary Mortgage Insurance Policies reimburse certain losses sustained by reason of defaults in payments by borrowers. The Master Servicer will not cancel or refuse to renew any such Primary Mortgage Insurance Policy in effect at the time of the initial issuance of a Series of Securities that is required to be kept in force under the applicable Agreement unless the replacement Primary Mortgage Insurance Policy for such cancelled or nonrenewed policy is maintained with an insurer whose claims-paying ability is sufficient to maintain the current rating of the classes of Securities of such Series that have been rated.

     FHA Insurance. Loans designated in the related Prospectus Supplement as insured by the FHA will be insured by the FHA as authorized under the United States Housing Act of 1937, as amended. In addition to the Title I Program of the FHA, see "Certain Legal Aspects of the Loans -- Title I Program", certain Loans will be insured under various FHA programs including the standard FHA 203(b) program to finance the acquisition of one- to four-family housing units and the FHA 245 graduated payment mortgage program. These programs generally limit the principal amount and interest rates of the mortgage loans insured. Loans insured by FHA generally require a minimum down payment of approximately 5% of the original principal amount of the loan. No FHA-insured Loans relating to a Series may have an interest rate or original principal amount exceeding the applicable FHA limits at the time of origination of such loan.

OPTIONAL PURCHASES

     Subject to the provisions of the applicable Agreement, the Seller, the Master Servicer or the Depositor may, at such party's option, purchase any Mortgage Loan which is in default or as to which default is reasonably foreseeable if, in the Seller's, the Master Servicer's or the Depositor's judgment, the related default is not likely to be cured by the borrower or default is not likely to be averted, at a price equal to the unpaid principal balance thereof plus accrued interest thereon and under the conditions set forth in the applicable Prospectus Supplement.

SERVICING AND OTHER COMPENSATION AND PAYMENT OF EXPENSES

     The principal servicing compensation to be paid to the Master Servicer in respect of its master servicing activities for each Series of Securities will be equal to the percentage per annum described in the related Prospectus Supplement (which may vary under certain circumstances) of the outstanding principal balance of each Loan, and such compensation will be retained by it from collections of interest on such Loan in the related Trust Fund (the "Master Servicing Fee"). As compensation for its servicing duties, the Master Servicer will be entitled to a monthly servicing fee as described in the related Prospectus Supplement. In addition, the Master Servicer will retain all prepayment charges, assumption fees and late payment charges, to the extent collected from borrowers, and any benefit that may accrue as a result of the investment of funds in the applicable Security Account (unless otherwise specified in the related Prospectus Supplement).

     The Master Servicer will pay or cause to be paid certain ongoing expenses associated with each Trust Fund and incurred by it in connection with its responsibilities under the related Agreement, including, without limitation, payment of any fee or other amount payable in respect of any credit enhancement arrangements, payment of the fees and disbursements of the Trustee, any custodian appointed by the Trustee, the certificate registrar and any paying agent, and payment of expenses incurred in enforcing the obligations of Sub-Servicers and the Seller. The Master Servicer will be entitled to reimbursement of expenses incurred in enforcing the obligations of Sub-Servicers and the Seller under certain limited circumstances.

EVIDENCE AS TO COMPLIANCE

     Each Agreement will provide that on or before a specified date in each year, a firm of independent public accountants will furnish a statement to the Trustee to the effect that, on the basis of the examination by such firm conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, the servicing by or on behalf of the Master Servicer of mortgage loans, or under pooling and servicing agreements substantially similar to the related Agreement was conducted in compliance with such agreements except for any significant exceptions or errors in records that, in the opinion of the firm, it is required to report. In rendering its statement such firm may rely, as to matters relating to the direct servicing of Loans by Sub-Servicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Audit Program for Mortgage Bankers (rendered within one year of such statement) of firms of independent public accountants with respect to the related Sub-Servicer.

     Each Agreement will also provide for delivery to the Trustee, on or before a specified date in each year, of an annual statement signed by an officer of the Master Servicer to the effect that the Master Servicer has fulfilled its obligations under the Agreement throughout the preceding year or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof.

     Copies of the annual accountants' statement and the statement of officers of the Master Servicer may be obtained by Securityholders of the related Series without charge upon written request to the Master Servicer at the address set forth in the related Prospectus Supplement.

 CERTAIN MATTERS REGARDING THE MASTER SERVICER AND THE DEPOSITOR

     Each Agreement will provide that the Master Servicer may not resign from its obligations and duties under the Agreement without the consent of the Trustee except upon its determination that its duties thereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities of a type and nature carried on by it. The Master Servicer may, however, be removed from its obligations and duties as set forth in the Agreement. No such resignation will become effective until the Trustee or a successor servicer has assumed the Master Servicer's obligations and duties under the Agreement. Each Agreement will further provide that neither the Master Servicer, the Depositor nor any director, officer, employee, or agent of the Master Servicer or the Depositor will be under any liability to the related Trust Fund or Securityholders for any action taken or for refraining from the taking of any action in good faith pursuant to the Agreement, or for errors in judgment; provided, however, that neither the Master Servicer, the Depositor nor any such person will be protected against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder.

     Each Agreement will further provide that the Master Servicer, the Depositor and any director, officer, employee or agent of the Master Servicer or the Depositor will be entitled to indemnification by the related Trust Fund and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Agreement or the Securities, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. In addition, each Agreement will provide that neither the Master Servicer nor the Depositor will be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective responsibilities under the Agreement and which in its opinion may involve it in any expense or liability. The Master Servicer or the Depositor may, however, in its discretion undertake any such action which it may deem necessary or desirable with respect to the Agreement and the rights and duties of the parties thereto and the interests of the Securityholders thereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom will be expenses, costs and liabilities of the Trust Fund and the Master Servicer or the Depositor, as the case may be, will be entitled to be reimbursed therefor out of funds otherwise distributable to Securityholders.

     Except as otherwise specified in the related Prospectus Supplement, any person into which the Master Servicer may be merged or consolidated, or any person resulting from any merger or consolidation to which the Master Servicer is a party, or any person succeeding to the business of the Master Servicer, will be the successor of the Master Servicer under each Agreement, provided that such person has a net worth of not less than $10,000,000 and is qualified to sell mortgage loans to, and service mortgage loans on behalf of, FNMA or FHLMC.

EVENTS OF DEFAULT; RIGHTS UPON EVENT OF DEFAULT

     Pooling and Servicing Agreement; Sale and Servicing Agreement. Except as otherwise specified in the related Prospectus Supplement, events of default under each Agreement (each such event, an "Event of Default") will consist of
(i) any failure by the Master Servicer to distribute or cause to be distributed to Securityholders of any class any required payment (other than an Advance) which continues unremedied for five business days after the giving of written notice of such failure to the Master Servicer by the Trustee or the Depositor, or to the Master Servicer, the Depositor and the Trustee by the holders of Securities of such class evidencing not less than 25% of the total distributions allocated to such class ("Percentage Interests"); (ii) any failure by the Master Servicer to make an Advance as required under the Agreement, unless cured as specified therein; (iii) any failure by the Master Servicer duly to observe or perform in any material respect any of its other covenants or agreements in the Agreement which continues unremedied for thirty days after the giving of written notice of such failure to the Master Servicer by the Trustee or the Depositor, or to the Master Servicer, the Depositor and the Trustee by the holders of Securities of any class evidencing not less than 25% of the aggregate Percentage Interests constituting such class; and (iv) certain events of insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceeding and certain actions by or on behalf of the Master Servicer indicating its insolvency, reorganization or inability to pay its obligations.

     If specified in the related Prospectus Supplement, the Agreement will permit the Trustee to sell the Trust Fund Assets and the other assets of the Trust Fund described under "Credit Enhancement" herein in the event that payments in respect thereto are insufficient to make payments required in the Agreement. The assets of the Trust Fund will be sold only under the circumstances and in the manner specified in the related Prospectus Supplement.

     Unless otherwise provided in the related Prospectus Supplement, so long as an Event of Default under an Agreement remains unremedied, the Depositor or the Trustee may, and at the direction of holders of Securities of any class evidencing not less than 25% of the aggregate Percentage Interests constituting such class and under such other circumstances as may be specified in such Agreement, the Trustee shall terminate all of the rights and obligations of the Master Servicer under the Agreement relating to such Trust Fund and in and to the related Trust Fund Assets, whereupon the Trustee will succeed to all of the responsibilities, duties and liabilities of the Master Servicer under the Agreement, including, if specified in the related Prospectus Supplement, the obligation to make Advances, and will be entitled to similar compensation arrangements. In the event that the Trustee is unwilling or unable so to act, it may appoint, or petition a court of competent jurisdiction for the appointment of, a mortgage loan servicing institution with a net worth of a least $10,000,000 to act as successor to the Master Servicer under the Agreement. Pending such appointment, the Trustee is obligated to act in such capacity. The Trustee and any such successor may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation payable to the Master Servicer under the Agreement.

     Unless otherwise provided in the related Prospectus Supplement, no Securityholder, solely by virtue of such holder's status as a Securityholder, will have any right under any Agreement to institute any proceeding with respect to such Agreement, unless such holder previously has given to the Trustee written notice of default and unless the holders of Securities of any class of such Series evidencing not less than 25% of the aggregate Percentage Interests constituting such class have made written request upon the Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable indemnity, and the Trustee for 60 days has neglected or refused to institute any such proceeding.

     Indenture. Except as otherwise specified in the related Prospectus Supplement, Events of Default under the Indenture for each Series of Notes include: (i) a default in the payment of any principal of or interest on any Note of such Series which continues unremedied for five days after the giving of written notice of such default is given as specified in the related Prospectus Supplement; (ii) failure to perform in any material respect any other covenant of the Depositor or the Trust Fund in the Indenture which continues for a period of thirty (30) days after notice thereof is given in accordance with the procedures described in the related Prospectus Supplement; (iii) certain events of bankruptcy, insolvency, receivership or liquidation of the Depositor or the Trust Fund; or (iv) any other Event of Default provided with respect to Notes of that Series including but not limited to certain defaults on the part of the issuer, if any, of a credit enhancement instrument supporting such Notes.

     If an Event of Default with respect to the Notes of any Series at the time outstanding occurs and is continuing, either the Trustee or the holders of a majority of the then aggregate outstanding amount of the Notes of such Series may declare the principal amount (or, if the Notes of that Series have an interest rate of 0%, such portion of the principal amount as may be specified in take terms of that Series, as provided in the related Prospectus Supplement) of all the Notes of such Series to be due and payable immediately. Such declaration may, under certain circumstances, be rescinded and annulled by the holders of more than 50% of the Percentage Interests of the Notes of such Series.

     If, following an Event of Default with respect to any Series of Notes, the Notes of such Series have been declared to be due and payable, the Trustee may, in its discretion, notwithstanding such acceleration, elect to maintain possession of the collateral securing the Notes of such Series and to continue to apply distributions on such collateral as if there had been no declaration of acceleration if such collateral continues to provide sufficient funds for the payment of principal of and interest on the Notes of such Series as they would have become due if there had not been such a declaration. In addition, the Trustee may not sell or otherwise liquidate the collateral securing the Notes of a Series following an Event of Default, other than a default in the payment of any principal or interest on any Note of such Series for five days or more, unless (a) the holders of 100% of the Percentage Interests of the Notes of such Series consent to such sale, (b) the proceeds of such sale or liquidation are sufficient to pay in full the principal of and accrued interest, due and unpaid, on the outstanding Notes of such Series at the date of such sale or (c) the Trustee determines that such collateral would not be sufficient on an ongoing basis to make all payments on such Notes as such payments would have become due if such Notes had not been declared due and payable, and the Trustee obtains the consent of the holders of 66 2/3% of the Percentage Interests of the Notes of such Series.

     In the event that the Trustee liquidates the collateral in connection with an Event of Default involving a default for five days or more in the payment of principal of or interest on the Notes of a Series, the Indenture provides that the Trustee will have a prior lien on the proceeds of any such liquidation for unpaid fees and expenses. As a result, upon the occurrence of such an Event of Default, the amount available for distribution to the Noteholders would be less than would otherwise be the case. However, the Trustee may not institute a proceeding for the enforcement of its lien except in connection with a proceeding for the enforcement of the lien of the Indenture for the benefit of the Noteholders after the occurrence of such an Event of Default.

     Except as otherwise specified in the related Prospectus Supplement, in the event the principal of the Notes of a Series is declared due and payable, as described above, the holders of any such Notes issued at a discount from par maybe entitled to receive no more than an amount equal to the unpaid principal amount thereof less the amount of such discount which is unamortized.

     Subject to the provisions of the Indenture relating to the duties of the Trustee, in case an Event of Default shall occur and be continuing with respect to a Series of Notes, the Trustee shall be under no obligation to exercise any of the rights or powers under the Indenture at the request or direction of any of the holders of Notes of such Series, unless such holders offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in complying with such request or direction. Subject to such provisions for indemnification and certain limitations contained in the Indenture, the holders of a majority of the then aggregate outstanding amount of the Notes of such Series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Notes of such Series, and the holders of a majority of the then aggregate outstanding amount of the Notes of such Series may, in certain cases, waive any default with respect thereto, except a default in the payment of principal or interest or a default in respect of a covenant or provision of the Indenture that cannot be modified without the waiver or consent of all the holders of the outstanding Notes of such Series affected thereby.

AMENDMENT

     Except as otherwise specified in the related Prospectus Supplement, each Agreement may be amended by the Depositor, the Master Servicer and the Trustee, without the consent of any of the Securityholders, (i) to cure any ambiguity or mistake; (ii) to correct or supplement any provision therein which may be defective or inconsistent with any other provision therein; (iii) to add to, modify or eliminate any provisions therein respecting transfers of Residual Interest Securities to certain disqualified organizations described below under "Federal Income Tax Consequences - Taxation of Securityholders of Residual Interest Securities - Restrictions on Ownership and Transfer of Residual Interest Securities;" (iv) to make certain provisions with respect to the denominations of, and the manner of payments on, certain classes or subclasses of Securities initially retained by the Depositor or an affiliate; or (v) to make any other revisions with respect to matters or questions arising under the Agreement which are not inconsistent with the provisions thereof, provided that such action will not adversely affect in any material respect the interests of any Securityholder. An amendment will be deemed not to adversely affect in any material respect the interests of the Securityholders if the person requesting such amendment obtains a letter from each Rating Agency requested to rate the class or classes of Securities of such Series stating that such amendment will not result in the downgrading or withdrawal of the respective ratings then assigned to such Securities. In addition, to the extent provided in the related Agreement, an Agreement may be amended without the consent of any of the Securityholders, to change the manner in which the Security Account is maintained, provided that any such change does not adversely affect the then current rating on the class or classes of Securities of such Series that have been rated. In addition, if a REMIC election is made with respect to a Trust Fund, the related Agreement may be amended to modify, eliminate or add to any of its provisions to such extent as may be necessary to maintain the qualification of the related Trust Fund as a REMIC, provided that the Trustee has received an opinion of counsel to the effect that such action is necessary or helpful to maintain such qualification. Except as otherwise specified in the related Prospectus Supplement, each Agreement may also be amended by the Depositor, the Master Servicer and the Trustee with consent of holders of Securities of such Series evidencing not less than 66% of the aggregate Percentage Interests of each class affected thereby for the purpose of adding any provisions to or changing in an manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the holders of the related Securities; provided, however, that no such amendment may (i) reduce in any manner the amount of or delay the timing of, payments received on Loans which are required to be distributed on any Security without the consent of the holder of such Security, or (ii) reduce the aforesaid percentage of Securities of any class the holders of which are required to consent to any such amendment without the consent of the holders of all Securities of such class covered by such Agreement then outstanding. If a REMIC election is made with respect to a Trust Fund, the Trustee will not be entitled to consent to an amendment to the related Agreement without having first received an opinion of counsel to the effect that such amendment will not cause such Trust Fund to fail to qualify as a REMIC.

TERMINATION; OPTIONAL TERMINATION

     Pooling and Servicing Agreement; Trust Agreement. Unless otherwise specified in the related Agreement, the obligations created by each Pooling and Servicing Agreement and Trust Agreement for each Series of Securities will terminate upon the payment to the related Securityholders of all amounts held in the Security Account or by the Master Servicer and required to be paid to them pursuant to such Agreement following the later of (i) the final payment of or other liquidation of the last of the Trust Fund Assets subject thereto or the disposition of all property acquired upon foreclosure of any such Trust Fund Assets remaining in the Trust Fund and (ii) the purchase by the Seller, the Master Servicer or the Depositor from the related Trust Fund of all of the remaining Trust Fund Assets and all property acquired in respect of such Trust Fund Assets.

     Unless otherwise specified by the related Prospectus Supplement, any such purchase of Trust Fund Assets and property acquired in respect of Trust Fund Assets evidenced by a Series of Securities will be made at the option of the Seller or the Depositor at a price specified in the related Prospectus Supplement. The exercise of such right will effect early retirement of the Securities of that Series, but the right of the Seller or the Depositor, to so purchase is subject to the principal balance of the related Trust Fund Assets being less than the percentage specified in the related Prospectus Supplement of the aggregate principal balance of the Trust Fund Assets at the Cut-off Date for the Series. The foregoing is subject to the provision that if a REMIC election is made with respect to a Trust Fund, any repurchase pursuant to clause (ii) above will be made only in connection with a "qualified liquidation" of the REMIC within the meaning of Section 860F(g)(4) of the Code.

     Indenture. The Indenture will be discharged with respect to a Series of Notes (except with respect to certain continuing rights specified in the Indenture) upon the delivery to the Trustee for cancellation of all the Notes of such Series or, with certain limitations, upon deposit with the Trustee of funds sufficient for the payment in full of all of the Notes of such Series.

     In addition to such discharge with certain limitations, the Indenture will provide that, if so specified with respect to the Notes of any Series, the related Trust Fund will be discharged from any and all obligations in respect of the Notes of such Series (except for certain obligations relating to temporary Notes and exchange of Notes, to register the transfer of or exchange Notes of such Series, to replace stolen, lost or mutilated Notes of such Series, to maintain paying agencies and to hold monies for payment in trust) upon the deposit with the Trustee, in trust, of money and/or direct obligations of or obligations guaranteed by the United States of America which through the payment of interest and principal in respect thereof in accordance with their terms will provide money in an amount sufficient to pay the principal of and each installment of interest on the Notes of such Series on the last scheduled Distribution Date for such Notes and any installment of interest on such Notes in accordance with the terms of the Indenture and the Notes of such Series. In the event of any such defeasance and discharge of Notes of such Series, holders of Notes of such Series would be able to look only to such money and/or direct obligations for payment of principal and interest, if any, on their Notes until maturity.

THE TRUSTEE

     The Trustee under each Agreement will be named in the applicable Prospectus Supplement. The commercial bank or trust company serving as Trustee may have normal banking relationships with the Depositor, the Master Servicer and any of their respective affiliates.

                       CERTAIN LEGAL ASPECTS OF THE LOANS

     The following discussion contains summaries of certain legal aspects of mortgage loans which are general in nature. Because such legal aspects are governed by applicable state law (which laws may differ substantially), the summaries do not purport to be complete or to reflect the laws of any particular state, nor to encompass the laws of all states in which the security for the Loans is situated. The summaries are qualified in their entirety by reference to the applicable federal and state laws governing the Loans.

GENERAL

     The Loans will, in general, be secured by either mortgages or deeds of trust, depending upon the prevailing practice in the state in which the underlying property is located. A mortgage creates a lien upon the real property described in the mortgage. There are two parties to a mortgage: the borrower, who is the borrower (or, in the case of a Loan secured by a property that has been conveyed to an inter vivos revocable trust, the settlor of such trust); and the mortgagee, who is the lender. In a mortgage instrument state, the borrower delivers to the mortgagee a note or bond evidencing the loan and the mortgage. Although a deed of trust is similar to a mortgage, a deed of trust has three parties: a borrower called the trustor (similar to a borrower), a lender called the beneficiary (similar to a mortgagee), and a third-party grantee called the trustee. Under a deed of trust, the borrower grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale, to the trustee to secure payment of the loan. The trustee's authority under a deed of trust and the mortgagee's authority under a mortgage are governed by the express provisions of the deed of trust or mortgage, applicable law, and, in some cases, with respect to the deed of trust, the directions of the beneficiary.

FORECLOSURE

     Foreclosure of a mortgage is generally accomplished by judicial action. Generally, the action is initiated by the service of legal pleadings upon all parties having an interest of record in the real property. Delays in completion of the foreclosure occasionally may result from difficulties in locating necessary parties defendant. When the mortgagee's right of foreclosure is contested, the legal proceedings necessary to resolve the issue can be time-consuming. After the completion of a judicial foreclosure proceeding, the court may issue a judgment of foreclosure and appoint a receiver or other officer to conduct the sale of the property. In some states, mortgages may also be foreclosed by advertisement, pursuant to a power of sale provided in the mortgage. Foreclosure of a mortgage by advertisement is essentially similar to foreclosure of a deed of trust by non-judicial power of sale.

     Foreclosure of a deed of trust is generally accomplished by a non-judicial trustee's sale under a specific provision in the deed of trust that authorizes the trustee to sell the property to a third party upon any default by the borrower under the terms of the note or deed of trust. In certain states, such foreclosure also may be accomplished by judicial action in the manner provided for foreclosure of mortgages. In some states, the trustee must record a notice of default and send a copy to the borrower-trustor and to any person who has recorded a request for a copy of a notice of default and notice of sale. In addition, the trustee must provide notice in some states to any other individual having an interest of record in the real property, including any junior lienholders. If the deed of trust is not reinstated within any applicable cure period, a notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the property and sent to all parties having an interest of record in the property.

     In some states, the borrower-trustor has the right to reinstate the loan at any time following default until shortly before the trustee's sale. In general, the borrower, or any other person having a junior encumbrance on the real estate, may, during a reinstatement period, cure the default by paying the entire amount in arrears plus the costs and expenses incurred in enforcing the obligation. Certain state laws control the amount of foreclosure expenses and costs, including attorneys' fees, which may be recovered by a lender.

     In case of foreclosure under either a mortgage or a deed of trust, the sale by the receiver or other designated officer, or by the trustee, is a public sale. However, because of the difficulty a potential buyer at the sale would have in determining the exact status of title and because the physical condition of the property may have deteriorated during the foreclosure proceedings, it is uncommon for a third party to purchase the property at the foreclosure sale. Rather, it is common for the lender to purchase the property from the trustee or receiver for an amount equal to the unpaid principal amount of the note, accrued and unpaid interest and the expenses of foreclosure. Thereafter, subject to the right of the borrower in some states to remain in possession during the redemption period, the lender will assume the burdens of ownership, including obtaining hazard insurance and making such repairs at its own expense as are necessary to render the property suitable for sale. The lender commonly will obtain the services of a real estate broker and pay the broker a commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property. Any loss may be reduced by the receipt of mortgage insurance proceeds, if any, or by judicial action against the borrower for the deficiency, if such action is permitted by law. See "-Anti-Deficiency Legislation and Other Limitations on Lenders" below.

FORECLOSURE ON SHARES OF COOPERATIVES

     The cooperative shares owned by the tenant-stockholder and pledged to the lender are, in almost all cases, subject to restrictions on transfer as set forth in the cooperative's Certificate of Incorporation and By-laws, as well as in the proprietary lease or occupancy agreement, and may be cancelled by the cooperative for failure by the tenant- stockholder to pay rent or other obligations or charges owed by such tenant-stockholder, including mechanics' liens against the cooperative apartment building incurred by such tenant-stockholder. The proprietary lease or occupancy agreement generally permits the cooperative to terminate such lease or agreement in the event an obligor fails to make payments or defaults in the performance of covenants required thereunder. Typically, the lender and the cooperative enter into a recognition agreement which establishes the rights and obligations of both parties in the event of a default by the tenant-stockholder on its obligations under the proprietary lease or occupancy agreement. A default by the tenant-stockholder under the proprietary lease or occupancy agreement will usually constitute a default under the security agreement between the lender and the tenant-stockholder.

     The recognition agreement generally provides that, in the event that the tenant-stockholder has defaulted under the proprietary lease or occupancy agreement, the cooperative will take no action to terminate such lease or agreement until the lender has been provided an opportunity to cure the default. The recognition agreement typically provides that if the proprietary lease or occupancy agreement is terminated, the cooperative will recognize the lender's lien against proceeds from a sale of the cooperative apartment, subject, however, to the cooperative's right to sums due under such proprietary lease or occupancy agreement. The total amount owed to the cooperative by the tenant-stockholder, which the lender generally cannot restrict and does not monitor, could reduce the value of the collateral below the outstanding principal balance of the cooperative loan and accrued and unpaid interest thereon.

     Recognition agreements also provide that in the event of a foreclosure on a cooperative loan, the lender must obtain the approval or consent of the cooperative as required by the proprietary lease before transferring the cooperative shares or assigning the proprietary lease. Generally, the lender is not limited by the agreement in any rights it may have to dispossess the tenant-stockholders.

     Foreclosure on the cooperative shares is accomplished by a sale in accordance with the provisions of Article 9 of the Uniform Commercial Code (the "UCC") and the security agreement relating to those shares. Article 9 of the UCC requires that a sale be conducted in a "commercially reasonable" manner. Whether a foreclosure sale has been conducted in a "commercially reasonable" manner will depend on the facts in each case. In determining commercial reasonableness, a court will look to the notice given the debtor and the method, manner, time, place and terms of the foreclosure. Generally, a sale conducted according to the usual practice of banks selling similar collateral will be considered reasonably conducted.

     Article 9 of the UCC provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest. The recognition agreement, however, generally provides that the lender's right to reimbursement is subject to the right of the cooperative corporation to receive sums due under the proprietary lease or occupancy agreement. If there are proceeds remaining, the lender must account to the tenant-stockholder for the surplus. Conversely, if a portion of the indebtedness remains unpaid, the tenant-stockholder is generally responsible for the deficiency. See "-Anti- Deficiency Legislation and Other Limitations on Lenders" below.

RIGHTS OF REDEMPTION

     In some states, after sale pursuant to a deed of trust and/or foreclosure of a mortgage, the borrower and certain foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. In most states where the right of redemption is available, statutory redemption may occur upon payment of the foreclosure purchase price, accrued interest and taxes. In some states, the right to redeem is an equitable right. The effect of a right of redemption is to delay the ability of the lender to sell the foreclosed property. The exercise of a right of redemption would defeat the title of any purchaser at a foreclosure sale, or of any purchaser from the lender subsequent to judicial foreclosure or sale under a deed of trust. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has run.

ANTI-DEFICIENCY LEGISLATION AND OTHER LIMITATIONS ON LENDERS

     Certain states have imposed statutory restrictions that limit the remedies of a beneficiary under a deed of trust or a mortgagee under a mortgage. In some states, statutes limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment is a personal judgment against the former borrower equal in most cases to the difference between the amount due to the lender and the net amount realized upon the foreclosure sale.

     Some state statutes may require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. In certain other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting such security; however, in some of these states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. Consequently, the practical effect of the election requirement, when applicable, is that lenders will usually proceed first against the security rather than bringing a personal action against the borrower.

     Other statutory provisions may limit any deficiency judgment against the former borrower following a foreclosure sale to the excess of the outstanding debt over the fair market value of the property at the time of such sale. The purpose of these statutes is to prevent a beneficiary or a mortgagee from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the foreclosure sale.

     In some states, exceptions to the anti-deficiency statutes are provided for in certain instances where the value of the lender's security has been impaired by acts or omissions of the borrower, for example, in the event of waste of the property.

     Generally, Article 9 of the UCC governs foreclosure on cooperative shares and the related proprietary lease or occupancy agreement and foreclosure on the beneficial interest in a land trust. Some courts have interpreted Section 9-504 of the UCC to prohibit a deficiency award unless the creditor establishes that the sale of the collateral (which, in the case of a Loan secured by shares of a cooperative, would be such shares and the related proprietary lease or occupancy agreement) was conducted in a commercially reasonable manner.

     In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to realize upon its security. For example, numerous statutory provisions under the United States Bankruptcy Code, 11 U.S.C. Sections 101 et seq., (the "Bankruptcy Code") may interfere with or affect the ability of the Depositor to obtain payment of a Loan, to realize upon collateral and/or enforce a deficiency judgment. For example, under federal bankruptcy law, virtually all actions (including foreclosure actions and deficiency judgment proceedings) are automatically stayed upon the filing of a bankruptcy petition, and often no interest or principal payments are made during the course of the bankruptcy proceeding. In a case under the Bankruptcy Code, the secured party is precluded from foreclosing without authorization from the bankruptcy court. In addition, a court with federal bankruptcy jurisdiction may permit a debtor through his or her Chapter 11 or Chapter 13 plan to cure a monetary default in respect of a Loan by paying arrearages within a reasonable time period and reinstating the original mortgage loan payment schedule even though the lender accelerated the mortgage loan and final judgment of foreclosure had been entered in state court (provided no foreclosure sale had yet occurred) prior to the filing of the debtor's petition. Some courts with federal bankruptcy jurisdiction have approved plans, based on the particular facts of the case, that effected the curing of a mortgage loan default by paying arrearages over a number of years.

     If a Loan is secured by property not consisting solely of the debtor's principal residence, the Bankruptcy Code also permits such Loan to be modified. Such modifications may include reducing the amount of each monthly payment, changing the rate of interest, altering the repayment schedule, and reducing the lender's security interest to the value of the property, thus leaving the lender in the position of a general unsecured creditor for the difference between the value of the property and the outstanding balance of the Loan. Some courts have permitted such modifications when the Loan is secured both by the debtor's principal residence and by personal property.

     If a court relieves a borrower's obligation to repay amounts otherwise due on a Loan, the Master Servicer will not be required to advance such amounts, and any loss in respect thereof will be borne by the Certificateholders.

     The Internal Revenue Code of 1986, as amended, provides priority to certain tax liens over the lien of the mortgage or deed of trust. The laws of some states provide priority to certain tax liens over the lien of the mortgage or deed of trust. Numerous federal and some state consumer protection laws impose substantive requirements upon mortgage lenders in connection with the origination, servicing and enforcement of mortgage loans. These laws include the federal Truth in Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act, and related statutes and regulations. These federal laws and state laws impose specific statutory liabilities upon lenders who originate or service mortgage loans and who fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the mortgage loans.

SOLDIERS' AND SAILORS' CIVIL RELIEF ACT AND SIMILAR LAWS

     Generally, under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"), a borrower who enters military service after the origination of such borrower's Loan (including a borrower who is a member of the National Guard or is in reserve status at the time of the origination of the Loan and is later called to active duty) may not be charged interest above an annual rate of 6% during the period of such borrower's active duty status, unless a court orders otherwise upon application of the lender. It is possible that such action could have an effect, for an indeterminate period of time, on the ability of the Master Servicer to collect full amounts of interest on certain of the Loans. Any shortfall in interest collections resulting from the application of the Relief Act could result in losses to the Securityholders. Further, the Relief Act imposes limitations which would impair the ability of the Master Servicer to foreclose on an affected Loan during the borrower's period of active duty status. Thus, in the event that such a Loan goes into default, there may be delays and losses occasioned by the inability to realize upon the Property in a timely fashion. Certain states have enacted comparable legislation which may interfere with or affect the ability of the Master Servicer to timely collect payments of principal and interest on, or to foreclose on, Loans of borrowers in such states who are active or reserve members of the armed services.

ENVIRONMENTAL CONSIDERATIONS

     A lender may be subject to unforeseen environmental risks when taking a security interest in real or personal property. Property subject to such a security interest may be subject to federal, state, and local laws and regulations relating to environmental protection. Such laws may regulate, among other things: emissions of air pollutants; discharges of wastewater or storm water; generation, transport, storage or disposal of hazardous waste or hazardous substances; operation, closure and removal of underground storage tanks; removal and disposal of asbestos-containing materials; management of electrical or other equipment containing polychlorinated biphenyls ("PCBs"). Failure to comply with such laws and regulations may result in significant penalties, including civil and criminal fines. Under the laws of certain states, environmental contamination on a property may give rise to a lien on the property to ensure the availability and/or reimbursement of cleanup costs. Generally all subsequent liens on such property are subordinated to such a lien and, in some states, even prior recorded liens are subordinated to such liens ("Superliens"). In the latter states, the security interest of the Trustee in a property that is subject to such a Superlien could be adversely affected.

     Under the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), and under state law in certain states, a secured party which takes a deed in lieu of foreclosure, purchases a Property at a foreclosure sale, operates a Property or undertakes certain types of activities that may constitute management of the Property may become liable in certain circumstances for the costs of remedial action ("Cleanup Costs") if hazardous wastes or hazardous substances have been released or disposed of on the property. Such Cleanup Costs may be substantial. CERCLA imposes strict, as well as joint and several liability for environmental remediation and/or damage costs on several classes of "potentially responsible parties," including current "owners and/or operators" of property, irrespective of whether those owners or operators caused or contributed to contamination on the property. In addition, owners and operators of properties that generate hazardous substances that are disposed of at other "off-site" locations may held strictly, jointly and severally liable for environmental remediation and/or damages at those off-site locations. Many states also have laws that are similar to CERCLA. Liability under CERCLA or under similar state law could exceed the value of the property itself as well as the aggregate assets of the property owner.

     The law is unclear as to whether and under what precise circumstances cleanup costs, or the obligation to take remedial actions, could be imposed on a secured lender. Under the laws of some states and under CERCLA, a lender may be liable as an "owner or operator" for costs of addressing releases or threatened releases of hazardous substances on a Property if such lender or its agents or employees have "participated in the management" of the operations of the borrower, even though the environmental damage or threat was caused by a prior owner or current owner or operator or other third party. Excluded from CERCLA's definition of "owner or operator," is a person "who without participating in the management of . . . [the] facility, holds indicia of ownership primarily to protect his security interest" (the "secured-creditor exemption"). This exemption for holders of a security interest such as a secured lender applies only to the extent that a lender seeks to protect its security interest in the contaminated facility or property. Thus, if a lender's activities begin to encroach on the actual management of such facility or property, the lender faces potential liability as an "owner or operator" under CERCLA. Similarly, when a lender forecloses and takes title to a contaminated facility or property, the lender may incur potential CERCLA liability in various circumstances, including among others, when it holds the facility or property as an investment (including leasing the facility or property to a third party), fails to market the property in a timely fashion or fails to properly address environmental conditions at the property or facility.

     A decision in May 1990 of the United States Court of Appeals for the Eleventh Circuit in United States v. Fleet Factors Corp. very narrowly construed CERCLA's secured-creditor exemption. The court's opinion suggested that a lender need not have involved itself in the day-to-day operations of the facility or participated in decisions relating to hazardous waste to be liable under CERCLA; rather, liability could attach to a lender if its involvement with the management of the facility were broad enough to support the inference that the lender had the capacity to influence the borrower's treatment of hazardous waste. The court added that a lender's capacity to influence such decisions could be inferred from the extent of its involvement in the facility's financial management. A subsequent decision by the United States Court of Appeals for the Ninth Circuit in In re Bergsoe Metal Corp., apparently disagreeing with, but not expressly contradicting, the Fleet Factors court, held that a secured lender had no liability absent "some actual management of the facility" on the part of the lender.

     On April 29, 1992, the United States Environmental Protection Agency (the "EPA") issued a final rule interpreting and delineating CERCLA's secured-creditor exemption and the range of permissible actions that may be undertaken by a holder of a contaminated facility without exceeding the bounds of the secured-creditor exemption. However, on February 4, 1994, the United States Court of Appeals for the District of Columbia Circuit in Kelley v. EPA invalidated the EPA rule. As a result of the Kelley case, the state of the law with respect to the secured creditor exemption was, until recently, very unclear.

     On September 28, 1996, Congress enacted, and on September 30, 1996 the President signed into law, the Asset Conservation Lender Liability and Deposit Insurance Protection Act of 1996 (the "Asset Conservation Act"). The Asset Conservation Act was intended to clarify the scope of the secured creditor exemption. This legislation more clearly defines the kinds of activities that would constitute "participation in management" and that therefore would trigger liability for secured parties under CERCLA. It also identified certain activities that ordinarily would not trigger liability, provided, however, that such activities did not otherwise rise to the level of "participation in management." The Asset Conservation Act specifically reverses the Fleet Factors "capacity to influence" standard. The Asset Conservation Act also provides additional protection against liability in the event of foreclosure. However, since the courts have not yet had the opportunity to interpret the new statutory provisions, the scope of the additional protections offered by the Asset Conservation Act is not fully defined. It also is important to note that the Asset Conservation Act does not offer complete protection to lenders and that the risk of liability remains.

     If a secured lender does become liable, it may be entitled to bring an action for contribution against the owner or operator who created the environmental contamination or against some other liable party, but that person or entity may be bankrupt or otherwise judgment-proof. It is therefore possible that cleanup or other environmental liability costs could become a liability of the Trust Fund and occasion a loss to the Trust Fund and to Securityholders in certain circumstances. The new secured creditor amendments to CERCLA, also, would not necessarily affect the potential for liability in actions by either a state or a private party under other federal or state laws which may impose liability on "owners or operators" but do not incorporate the secured-creditor exemption.

     Traditionally, residential mortgage lenders have not taken steps to evaluate whether hazardous wastes or hazardous substances are present with respect to any Property prior to the origination of the mortgage loan or prior to foreclosure or accepting a deed-in-lieu of foreclosure. Accordingly, neither the Depositor nor the Seller has made such evaluations prior to the origination of the Loans, nor does the Seller require that such evaluations be made by originators who have sold the Loans to the Seller. The Seller is not required to undertake any such evaluations prior to foreclosure or accepting a deed-in-lieu of foreclosure. Neither the Seller nor the Master Servicer makes any representations or warranties or assumes any liability with respect to: the environmental condition of such Property; the absence, presence or effect of hazardous wastes or hazardous substances on any Property; any casualty resulting from the presence or effect of hazardous wastes or hazardous substances on, near or emanating from such Property; the impact on Securityholders of any environmental condition or presence of any substance on or near such Property; or the compliance of any Property with any environmental laws, nor is any agent, person or entity otherwise affiliated with the Seller authorized or able to make any such representation, warranty or assumption of liability relative to any such Property.

"DUE-ON-SALE" CLAUSES

     The forms of note, mortgage and deed of trust relating to conventional Loans may contain a "due-on-sale" clause permitting acceleration of the maturity of a loan if the borrower transfers its interest in the property. In recent years, court decisions and legislative actions placed substantial restrictions on the right of lenders to enforce such clauses in many states. However, effective October 15, 1982, Congress enacted the Garn-St Germain Depository Institutions Act of 1982 (the "Garn Act") which purports to preempt state laws which prohibit the enforcement of "due-on-sale" clauses by providing among other matters, that "due-on-sale" clauses in certain loans (which loans may include the Loans) made after the effective date of the Garn Act are enforceable, within certain limitations as set forth in the Garn Act and the regulations promulgated thereunder. "Due-on-sale" clauses contained in mortgage loans originated by federal savings and loan associations or federal savings banks are fully enforceable pursuant to regulations of the Office of Thrift Supervision ("OTS"), as successor to the Federal Home Loan Bank Board ("FHLBB"), which preempt state law restrictions on the enforcement of such clauses. Similarly, "due-on- sale" clauses in mortgage loans made by national banks and federal credit unions are now fully enforceable pursuant to preemptive regulations of the Comptroller of the Currency and the National Credit Union Administration, respectively.

     The Garn Act created a limited exemption from its general rule of enforceability for "due-on-sale" clauses in certain mortgage loans ("Window Period Loans") which were originated by non-federal lenders and made or assumed in certain states ("Window Period States") during the period, prior to October 15, 1982, in which that state prohibited the enforcement of "due-on-sale" clauses by constitutional provision, statute or statewide court decision (the "Window Period"). Though neither the Garn Act nor the OTS regulations actually names the Window Period States, the Federal Home Loan Mortgage Corporation has taken the position, in prescribing mortgage loan servicing standards with respect to mortgage loans which it has purchased, that the Window Period States were: Arizona, Arkansas, California, Colorado, Georgia, Iowa, Michigan, Minnesota, New Mexico, Utah and Washington. Under the Garn Act, unless a Window Period State took action by October 15, 1985, the end of the Window Period, to further regulate enforcement of "due-on-sale" clauses in Window Period Loans, "due-on-sale" clauses would become enforceable even in Window Period Loans. Five of the Window Period States (Arizona, Minnesota, Michigan, New Mexico and Utah) have taken actions which restrict the enforceability of "due-on-sale" clauses in Window Period Loans beyond October 15, 1985. The actions taken vary among such states.

     By virtue of the Garn Act, the Master Servicer may generally be permitted to accelerate any conventional Loan which contains a "due-on-sale" clause upon transfer of an interest in the property subject to the mortgage or deed of trust. With respect to any Loan secured by a residence occupied or to be occupied by the borrower, this ability to accelerate will not apply to certain types of transfers, including (i) the granting of a leasehold interest which has a term of three years or less and which does not contain an option to purchase,
(ii) a transfer to a relative resulting from the death of a borrower, or a transfer where the spouse or children become an owner of the property in each case where the transferee(s) will occupy the property, (iii) a transfer resulting from a decree of dissolution of marriage, legal separation agreement or from an incidental property settlement agreement by which the spouse becomes an owner of the property, (iv) the creation of a lien or other encumbrance subordinate to the lender's security instrument which does not relate to a transfer of rights of occupancy in the property (provided that such lien or encumbrance is not created pursuant to a contract for deed), (v) a transfer by devise, descent or operation of law on the death of a joint tenant or tenant by the entirety, (vi) a transfer into an inter vivos trust in which the borrower is the beneficiary and which does not relate to a transfer of rights of occupancy; and (vii) other transfers as set forth in the Garn Act and the regulations thereunder. The extent of the effect of the Garn Act on the average lives and delinquency rates of the Loans cannot be predicted. See "Yield, Maturity and Prepayment Considerations."

APPLICABILITY OF USURY LAWS

     Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, enacted in March 1980 ("Title V"), provides that state usury limitations shall not apply to certain types of residential first mortgage loans originated by certain lenders after March 31, 1980. The OTS as successor to the FHLBB is authorized to issue rules and regulations and to publish interpretations governing implementation of Title V. The statute authorized any state to reimpose interest rate limits by adopting before April 1, 1983, a law or constitutional provision which expressly rejects application of the federal law. Fifteen states have adopted laws reimposing or reserving the right to reimpose interest rate limits. In addition, even where Title V is not so rejected, any state is authorized to adopt a provision limiting certain other loan charges.

ENFORCEABILITY OF CERTAIN PROVISIONS

     Standard forms of note, mortgage and deed of trust generally contain provisions obligating the borrower to pay a late charge if payments are not timely made and in some circumstances may provide for prepayment fees or penalties if the obligation is paid prior to maturity. In certain states, there are or may be specific limitations upon late charges which a lender may collect from a borrower for delinquent payments. Certain states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. Under an Agreement, late charges and prepayment fees (to the extent permitted by law and not waived by the Master Servicer) will be retained by the Master Servicer as additional servicing compensation.

     Courts have imposed general equitable principles upon foreclosure. These equitable principles are generally designed to relieve the borrower from the legal effect of defaults under the loan documents. Examples of judicial remedies that may be fashioned include judicial requirements that the lender undertake affirmative and expensive actions to determine the causes for the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's judgment and have required lenders to reinstate loans or recast payment schedules to accommodate borrowers who are suffering from temporary financial disability. In some cases, courts have limited the right of lenders to foreclose if the default under the mortgage instrument is not monetary, such as the borrower failing to adequately maintain the property or the borrower executing a second mortgage or deed of trust affecting the property. In other cases, some courts have been faced with the issue of whether federal or state constitutional provisions reflecting due process concerns for adequate notice require that borrowers under the deeds of trust receive notices in addition to the statutorily- prescribed minimum requirements. For the most part, these cases have upheld the notice provisions as being reasonable or have found that the sale by a trustee under a deed of trust or under a mortgage having a power of sale does not involve sufficient state action to afford constitutional protections to the borrower.

JUNIOR MORTGAGES; RIGHTS OF SENIOR MORTGAGEES

     To the extent that the Loans comprising the Trust Fund for a Series are secured by mortgages which are junior to other mortgages held by other lenders or institutional investors, the rights of the Trust Fund (and therefore the Securityholders), as mortgagee under any such junior mortgage, are subordinate to those of any mortgagee under any senior mortgage. The senior mortgagee has the right to receive hazard insurance and condemnation proceeds and to cause the property securing the Loan to be sold upon default of the borrower, thereby extinguishing the junior mortgagee's lien unless the junior mortgagee asserts its subordinate interest in the property in foreclosure litigation and, possibly, satisfies the defaulted senior mortgage. A junior mortgagee may satisfy a defaulted senior loan in full and, in some states, may cure a default and bring the senior loan current, in either event adding the amounts expended to the balance due on the junior loan. In most states, absent a provision in the mortgage or deed of trust, no notice of default is required to be given to a junior mortgagee.

     The standard form of the mortgage used by most institutional lenders confers on the mortgagee the right both to receive all proceeds collected under any hazard insurance policy and all awards made in connection with condemnation proceedings, and to apply such proceeds and awards to any indebtedness secured by the mortgage, in such order as the mortgagee may determine. Thus, in the event improvements on the property are damaged or destroyed by fire or other casualty, or in the event the property is taken by condemnation, the mortgagee or beneficiary under senior mortgages will have the prior right to collect any insurance proceeds payable under a hazard insurance policy and any award of damages in connection with the condemnation and to apply the same to the indebtedness secured by the senior mortgages. Proceeds in excess of the amount of senior mortgage indebtedness, in most cases, may be applied to the indebtedness of a junior mortgage.

     Another provision sometimes found in the form of the mortgage or deed of trust used by institutional lenders obligates the borrower to pay before delinquency all taxes and assessments on the property and, when due, all encumbrances, charges and liens on the property which appear prior to the mortgage or deed of trust, to provide and maintain fire insurance on the property, to maintain and repair the property and not to commit or permit any waste thereof, and to appear in and defend any action or proceeding purporting to affect the property or the rights of the mortgagee under the mortgage. Upon a failure of the borrower to perform any of these obligations, the mortgagee is given the right under certain mortgages to perform the obligation itself, at its election, with the borrower agreeing to reimburse the mortgagee for any sums expended by the mortgagee on behalf of the borrower. All sums so expended by the mortgagee become part of the indebtedness secured by the mortgage.

THE TITLE I PROGRAM

     General. Certain of the Loans contained in a Trust Fund may be loans insured under the FHA Title I Credit Insurance program created pursuant to Sections 1 and 2(a) of the Title I Program. Under the Title I Program, the FHA is authorized and empowered to insure qualified lending institutions against losses on eligible loans. The Title I Program operates as a coinsurance program in which the FHA insures up to 90% of certain losses incurred on an individual insured loan, including the unpaid principal balance of the loan, but only to the extent of the insurance coverage available in the lender's FHA insurance coverage reserve account. The owner of the loan bears the uninsured loss on each loan.

     The types of loans which are eligible for insurance by the FHA under the Title I Program include property improvement loans ("Property Improvement Loans" or "Title I Loans"). A Property Improvement Loan or Title I Loan means a loan made to finance actions or items that substantially protect or improve the basic livability or utility of a property and includes single family improvement loans.

     There are two basic methods of lending or originating such loans which include a "direct loan" or a "dealer loan". With respect to a direct loan, the borrower makes application directly to a lender without any assistance from a dealer, which application may be filled out by the borrower or by a person acting at the direction of the borrower who does not have a financial interest in the loan transaction, and the lender may disburse the loan proceeds solely to the borrower or jointly to the borrower and other parties to the transaction. With respect to a dealer loan, the dealer, who has a direct or indirect financial interest in the loan transaction, assists the borrower in preparing the loan application or otherwise assists the borrower in obtaining the loan from lender and the lender may distribute proceeds solely to the dealer or the borrower or jointly to the borrower and the dealer or other parties. With respect to a dealer Title I Loan, a dealer may include a seller, a contractor or supplier of goods or services.

     Loans insured under the Title I Program are required to have fixed interest rates and, generally, provide for equal installment payments due weekly, biweekly, semi-monthly or monthly, except that a loan may be payable quarterly or semi-annually in order to correspond with the borrower's irregular flow of income. The first or last payments (or both) may vary in amount but may not exceed 150% of the regular installment payment, and the first payment may be due no later than two months from the date of the loan. The note must contain a provision permitting full or partial prepayment of the loan. The interest rate may be established by the lender and must be fixed for the term of the loan and recited in the note. Interest on an insured loan must accrue from the date of the loan and be calculated according to the actuarial method. The lender must assure that the note and all other documents evidencing the loan are in compliance with applicable federal, state and local laws.

     Under the Title I Program, the FHA does not review or approve for qualification for insurance the individual loans insured thereunder at the time of approval by the lending institution (as is typically the case with other federal loan programs). If, after a loan has been made and reported for insurance under the Title I Program, the lender discovers any material misstatement of fact or that the loan proceeds have been misused by the borrower, dealer or any other party, it shall promptly report this to the FHA. In such case, provided that the validity of any lien on the property has not been impaired, the insurance of the loan under the Title I Program will not be affected unless such material misstatements of fact or misuse of loan proceeds was caused by (or was knowingly sanctioned by) the lender or its employees.

     Requirements for Title I Loans. The maximum principal amount for Title I Loans must not exceed the actual cost of the project plus any applicable fees and charges allowed under the Title I Program; provided that such maximum amount does not exceed $25,000 (or the current applicable amount) for a single family property improvement loan. Generally, the term of a Title I Loan may not be less than six months nor greater than 20 years and 32 days. A borrower may obtain multiple Title I Loans with respect to multiple properties, and a borrower may obtain more than one Title I Loan with respect to a single property, in each case as long as the total outstanding balance of all Title I Loans in the same property does not exceed the maximum loan amount for the type of Title I Loan thereon having the highest permissible loan amount.

     Borrower eligibility for a Title I Loan requires that the borrower have at least a one-half interest in either fee simple title to the real property, a lease thereof for a term expiring at least six months after the final maturity of the Title I Loan or a recorded land installment contract for the purchase of the real property. Any Title I Loan in excess of $7,500 must be secured by a recorded lien on the improved property which is evidenced by a mortgage or deed of trust executed by the borrower and all other owners in fee simple.

     The proceeds from a Title I Loan may be used only to finance property improvements which substantially protect or improve the basic livability or utility of the property as disclosed in the loan application. The Secretary of HUD has published a list of items and activities which cannot be financed with proceeds from any Title I Loan and from time to time the Secretary of HUD may amend such list of items and activities. With respect to any dealer Title I Loan, before the lender may disburse funds, the lender must have in its possession a completion certificate on a HUD approved form, signed by the borrower and the dealer. With respect to any direct Title I Loan, the lender is required to obtain, promptly upon completion of the improvements but not later than six months after disbursement of the loan proceeds with one six month extension if necessary, a completion certificate, signed by the borrower. The lender is required to conduct an on-site inspection on any Title I Loan where the principal obligation is $7,500 or more, and on any direct Title I Loan where the borrower fails to submit a completion certificate. FHA Insurance Coverage. Under the Title I Program the FHA establishes an insurance coverage reserve account for each lender that has been granted a Title I insurance contract. The amount of insurance coverage in this account is 10% of the amount disbursed, advanced or expended by the lender in originating or purchasing eligible loans registered with FHA for Title I insurance, with certain adjustments. The balance in the insurance coverage reserve account is the maximum amount of insurance claims the FHA is required to pay. Loans to be insured under the Title I Program will be registered for insurance by the FHA and the insurance coverage attributable to such loans will be included in the insurance coverage reserve account for the originating or purchasing lender following receipt and acknowledgment by the FHA of a loan report on the prescribed form pursuant to the Title I regulations. The FHA charges a fee of 0.50% per annum of the net proceeds (the original balance) of any eligible loan so reported and acknowledged for insurance by the originating lender. The FHA bills the lender for the insurance premium on each insured loan annually, on approximately the anniversary date of the loan's origination. If an insured loan is prepaid during the year, FHA will not refund or abate the insurance premium.

     Under the Title I Program the FHA will reduce the insurance coverage available in the lender's FHA insurance coverage reserve account with respect to loans insured under the lender's contract of insurance by (i) the amount of the FHA insurance claims approved for payment relating to such insured loans and
(ii) the amount of insurance coverage attributable to insured loans sold by the lender, and such insurance coverage may be reduced for any FHA insurance claims rejected by the FHA. The balance of the lender's FHA insurance coverage reserve account will be further adjusted as required under Title I or by the FHA, and the insurance coverage therein may be earmarked with respect to each or any eligible loans insured thereunder, if a determination is made by the Secretary of HUD that it is in its interest to do so. Originations and acquisitions of new eligible loans will continue to increase a lender's insurance coverage reserve account balance by 10% of the amount disbursed, advanced or expended in originating or acquiring such eligible loans registered with the FHA for insurance under the Title I Program. The Secretary of HUD may transfer insurance coverage between insurance coverage reserve accounts with earmarking with respect to a particular insured loan or group of insured loans when a determination is made that it is in the Secretary's interest to do so.

     The lender may transfer (except as collateral in a bona fide transaction) insured loans and loans reported for insurance only to another qualified lender under a valid Title I contract of insurance. Unless an insured loan is transferred with recourse or with a guaranty or repurchase agreement, the FHA, upon receipt of written notification of the transfer of such loan in accordance with the Title I regulations, will transfer from the transferor's insurance coverage reserve account to the transferee's insurance coverage reserve account an amount, if available, equal to 10% of the actual purchase price or the net unpaid principal balance of such loan (whichever is less). However, under the Title I Program not more than $5,000 in insurance coverage shall be transferred to or from a lender's insurance coverage reserve account during any October 1 to September 30 period without the prior approval of the Secretary of HUD.

     Claims Procedures Under Title I. Under the Title I Program the lender may accelerate an insured loan following a default on such loan only after the lender or its agent has contacted the borrower in a face-to-face meeting or by telephone to discuss the reasons for the default and to seek its cure. If the borrower does not cure the default or agree to a modification agreement or repayment plan, the lender will notify the borrower in writing that, unless within 30 days the default is cured or the borrower enters into a modification agreement or repayment plan, the loan will be accelerated and that, if the default persists, the lender will report the default to an appropriate credit agency. The lender may rescind the acceleration of maturity after full payment is due and reinstate the loan only if the borrower brings the loan current, executes a modification agreement or agrees to an acceptable repayment plan.

     Following acceleration of maturity upon a secured Title I Loan, the lender may either (a) proceed against the property under any security instrument, or
(b) make a claim under the lender's contract of insurance. If the lender chooses to proceed against the property under a security instrument (or if it accepts a voluntary conveyance or surrender of the property), the lender may file an insurance claim only with the prior approval of the Secretary of HUD.

     When a lender files an insurance claim with the FHA under the Title I Program, the FHA reviews the claim, the complete loan file and documentation of the lender's efforts to obtain recourse against any dealer who has agreed thereto, certification of compliance with applicable state and local laws in carrying out any foreclosure or repossession, and evidence that the lender has properly filed proofs of claims, where the borrower is bankrupt or deceased. Generally, a claim for reimbursement for loss on any Title I Loan must be filed with the FHA no later than nine months after the date of default of such loan. Concurrently with filing the insurance claim, the lender shall assign to the United States of America the lender's entire interest in the loan note (or a judgment in lieu of the note), in any security held and in any claim filed in any legal proceedings. If, at the time the note is assigned to the United States, the Secretary has reason to believe that the note is not valid or enforceable against the borrower, the FHA may deny the claim and reassign the note to the lender. If either such defect is discovered after the FHA has paid a claim, the FHA may require the lender to repurchase the paid claim and to accept a reassignment of the loan note. If the lender subsequently obtains a valid and enforceable judgment against the borrower, the lender may resubmit a new insurance claim with an assignment of the judgment. The FHA may contest any insurance claim and make a demand for repurchase of the loan at any time up to two years from the date the claim was certified for payment and may do so thereafter in the event of fraud or misrepresentation on the part of the lender.

     Under the Title I Program the amount of an FHA insurance claim payment, when made, is equal to the Claimable Amount, up to the amount of insurance coverage in the lender's insurance coverage reserve account. For the purposes hereof, the 'Claimable Amount' means an amount equal to 90% of the sum of: (a) the unpaid loan obligation (net unpaid principal and the uncollected interest earned to the date of default) with adjustments thereto if the lender has proceeded against property securing such loan; (b) the interest on the unpaid amount of the loan obligation from the date of default to the date of the claim's initial submission for payment plus 15 calendar days (but not to exceed 9 months from the date of default), calculated at the rate of 7% per annum; (c) the uncollected court costs; (d) the attorney's fees not to exceed $500; and (e) the expenses for recording the assignment of the security to the United States.

CONSUMER PROTECTION LAWS

     Numerous federal and state consumer protection laws impose substantive requirements upon mortgage lenders in connection with the origination, servicing and enforcement of loans secured by single family properties. These laws include the federal Truth-in-Lending Act and Regulation Z promulgated thereunder, Real Estate Settlement Procedures Act and Regulation B promulgated thereunder, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act and related statutes and regulations. In particular, Regulation Z, requires certain disclosures to the borrowers regarding the terms of the Loans; the Equal Credit Opportunity Act and Regulation B promulgated thereunder prohibit discrimination on the basis of age, race, color, sex, religion, marital status, national origin, receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act, in the extension of credit; the Fair Credit Reporting Act regulates the use and reporting of information related to the borrower's credit experience. Certain provisions of these laws impose specific statutory liabilities upon lenders who fail to comply therewith. In addition, violations of such laws may limit the ability of the Seller to collect all or part of the principal of or interest on the Loans and could subject the Seller and in some cases its assignees to damages and administrative enforcement.


                         FEDERAL INCOME TAX CONSEQUENCES

GENERAL

     The following summary is based on the opinion of Stroock & Stroock & Lavan LLP, special counsel to the Depositor ("Federal Tax Counsel") as to the material federal income tax consequences of the purchase, ownership and disposition of Securities. The summary does not purport to deal with all aspects of federal income taxation that may affect particular investors in light of their individual circumstances, nor with certain types of investors subject to special treatment under the federal income tax laws. This summary focuses primarily upon investors who will hold Securities as "capital assets" (generally, property held for investment) within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the "Code"), but much of the discussion is applicable to other investors as well. Because tax consequences may vary based on the status or tax attributes of the owner of a Security, prospective investors are advised to consult their own tax advisers concerning the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the Securities. For purposes of this tax discussion (except with respect to information reporting, or where the context indicates otherwise), any reference to the "Securityholder" means the beneficial owner of a Security.

     The summary is based upon the provisions of the Code, the regulations promulgated thereunder, including, where applicable, proposed regulations, and the judicial and administrative rulings and decisions now in effect, all of which are subject to change or possible differing interpretations. The statutory provisions, regulations, and interpretations on which this interpretation is based are subject to change, and such a change could apply retroactively. The federal income tax consequences to Securityholders will vary depending on whether (i) the Securities of a Series are classified as indebtedness for federal income tax purposes; (ii) an election is made to treat certain Classes of a particular Series of Securities as regular interests in a real estate mortgage investment conduit ("REMIC") under the Code; (iii) the Securities represent an ownership interest for federal income tax purposes in some or all of the assets owned by the Trust Fund for a Series; or (iv) for federal income tax purposes the Trust Fund relating to a particular Series of Certificates is classified as a partnership. The Prospectus Supplement for each Series of Securities will specify how the Securities will be treated for federal income tax purposes and will discuss whether a REMIC election, if any, will be made with respect to such Series.

TAXATION OF DEBT SECURITIES (INCLUDING REGULAR INTEREST
SECURITIES)

     Interest and Original Issue Discount. Securities representing regular interests in a REMIC ("Regular Interest Securities") are generally taxable to Securityholders in the same manner as evidences of indebtedness issued by the REMIC. Stated interest on the Regular Interest Securities will be taxable as ordinary income and taken into account using the accrual method of accounting, regardless of the Securityholder's normal accounting method. Interest (other than original issue discount) on Securities (other than Regular Interest Securities) that are characterized as indebtedness for federal income tax purposes will be includible in income by Securityholders thereof in accordance with their usual methods of accounting. Securities characterized as debt for federal income tax purposes and Regular Interest Securities will be referred to hereinafter collectively as "Debt Securities." For Certificates treated as debt for federal income tax purposes, see "Certain Certificates Treated as Indebtedness."

     Debt Securities that are Accrual Securities will, and certain of the other Debt Securities may, be issued with "original issue discount" ("OID"). The following discussion is based in part on the rules governing OID which are set forth in Sections 1271-1275 of the Code and the Treasury regulations issued thereunder (the "OID Regulations").

     In general, OID, if any, will equal the difference between the stated redemption price at maturity of a Debt Security and its issue price which includes accrued interest, if any. A Securityholder of a Debt Security must include such OID in gross income as ordinary interest income as it accrues under a prescribed method which takes into account an economic accrual of the discount. In general, OID must be included in income in advance of the receipt of the cash representing that income. The amount of OID on a Debt Security will be considered to be zero if it is less than a de minimis amount determined under the Code.

     The issue price of a Debt Security is the first price at which a substantial amount of Debt Securities of that class are sold to the public (excluding bond houses, brokers, underwriters or wholesalers). If less than a substantial amount of a particular class of Debt Securities is sold for cash on or prior to the Closing Date, the issue price for such class will be treated as the fair market value of such class on the Closing Date. The stated redemption price at maturity of a Debt Security includes the original principal amount of the Debt Security, but generally will not include distributions of interest if such distributions constitute "qualified stated interest."

     Under the OID Regulations, interest payments will not be qualified stated interest unless the interest payments are "unconditionally payable." The OID Regulations state that interest is unconditionally payable if reasonable legal remedies exist to compel timely payment, or the debt instrument otherwise provides terms and conditions that make the likelihood of late payment (other than late payment that occurs within a reasonable grace period) or nonpayment of interest a remote contingency, as defined in the OID Regulations. It is unclear whether the terms and conditions of the loans underlying the Debt Securities or the terms and conditions of the Debt Securities are considered when determining whether the likelihood of late payment or nonpayment is a remote contingency.

     Certain Debt Securities will provide for distributions of interest based on a period that is the same length as the interval between Distribution Dates but ends prior to each Distribution Date. Any interest that accrues prior to the Closing Date may be treated under the OID Regulations either (i) as part of the issue price and the stated redemption price at maturity of the Debt Securities or (ii) as not included in the issue price or stated redemption price. The OID Regulations provide a special application of the de minimis rule for debt instruments where the interest payable for the first period or periods is at a rate which is effectively less than that which applies in all other periods. In such cases, for the sole purpose of determining whether original issue discount is de minimis, the OID Regulations provide that the stated redemption price is equal to the instrument's issue price plus the greater of the amount of foregone interest or the excess (if any) of the instrument's stated principal amount over its issue price.

     Under the de minimis rule, OID on a Debt Security will be considered to be zero if such OID is less than 0.25% of the stated redemption price at maturity of the Debt Security multiplied by the weighted average maturity of the Debt Security. For this purpose, the weighted average maturity of the Debt Security is computed as the sum of the amounts determined by multiplying the number of full years (i.e., rounding down partial years) from the issue date until each distribution in reduction of stated redemption price at maturity is scheduled to be made by a fraction, the numerator of which is the amount of each distribution included in the stated redemption price at maturity of the Debt Security and the denominator of which is the stated redemption price at maturity of the Debt Security. Securityholders generally must report de minimis OID pro rata as principal payments are received. However, accrual method Securityholders may elect to accrue all de minimis OID as well as market discount under a constant interest method. See "--Election to Treat All Interest as Original Issue Discount."

     The Securityholder of a Debt Security issued with OID must include in gross income, for all days during its taxable year on which it holds such Debt Security, the sum of the "daily portions" of such original issue discount. The amount of OID includible in income by a Securityholder will be computed by allocating to each day during a taxable year a pro rata portion of the original issue discount that accrued during the relevant accrual period. In the case of a Debt Security that is not a Regular Interest Security and the principal payments on which are not subject to acceleration resulting from prepayments on the Loans, the amount of OID includible in income of a Securityholder for an accrual period (generally the period over which interest accrues on the debt instrument) will equal the product of the yield to maturity of the Debt Security and the adjusted issue price of the Debt Security, reduced by any payments of qualified stated interest. The adjusted issue price is the sum of its issue price plus prior accruals of OID, reduced by the total payments made with respect to such Debt Security in all prior periods, other than qualified stated interest payments.

     The amount of OID to be included in income by a Securityholder of a debt instrument, such as certain Classes of the Debt Securities, that is subject to acceleration due to prepayments on other debt obligations securing such instruments (a "Pay-Through Security"), is computed by taking into account the anticipated rate of prepayments assumed in pricing the debt instrument (the "Prepayment Assumption"). The amount of OID that will accrue during an accrual period on a Pay-Through Security is the excess (if any) of the sum of (a) the present value of all payments remaining to be made on the Pay-Through Security as of the close of the accrual period and (b) the payments during the accrual period of amounts included in the stated redemption price of the Pay-Through Security, over the adjusted issue price of the Pay-Through Security at the beginning of the accrual period. The present value of the remaining payments is to be determined on the basis of three factors: (i) the original yield to maturity of the Pay-Through Security (determined on the basis of compounding at the end of each accrual period and properly adjusted for the length of the accrual period), (ii) events which have occurred before the end of the accrual period and (iii) the assumption that the remaining payments will be made in accordance with the original Prepayment Assumption. The effect of this method is to increase the portions of OID required to be included in income by a Securityholder to take into account prepayments with respect to the Loans at a rate that exceeds the Prepayment Assumption, and to decrease (but not below zero for any period) the portions of OID required to be included in income by a Securityholder of a Pay-Through Security to take into account prepayments with respect to the Loans at a rate that is slower than the Prepayment Assumption. Although OID will be reported to Securityholders of Pay-Through Securities based on the Prepayment Assumption, no representation is made to Securityholders that Loans will be prepaid at that rate or at any other rate.

     The Depositor may adjust the accrual of OID on a Class of Regular Interest Securities (or other regular interests in a REMIC) in a manner that it believes to be appropriate, to take account of realized losses on the Loans, although the OID Regulations do not provide for such adjustments. If the Internal Revenue Service were to require that OID be accrued without such adjustments, the rate of accrual of OID for a Class of Regular Interest Securities could increase.

     Certain classes of Regular Interest Securities may represent more than one class of REMIC regular interests. Unless the applicable Prospectus Supplement specifies otherwise, the Trustee intends, based on the OID Regulations, to calculate OID on such Securities as if, solely for the purposes of computing OID, the separate regular interests were a single debt instrument.

     Acquisition Premium. A subsequent Securityholder of a Debt Security will also be required to include OID in gross income, but such a Securityholder who purchases such Debt Security for an amount that exceeds its adjusted issue price will be entitled (as will an initial Securityholder who pays more than a Debt Security's issue price) to offset such OID by comparable economic accruals of portions of such excess. Alternatively, such a purchaser (including an initial Securityholder) may elect to treat all such acquisition premium under the constant yield method. See "Election to Treat All Interest as Original Issue Discount" below.

     Effects of Defaults and Delinquencies. Securityholders will be required to report income with respect to the related Regular Interest Securities under an accrual method without giving effect to delays and reductions in distributions attributable to a default or delinquency on the Loans, except possibly to the extent that it can be established that such amounts are uncollectible. As a result, the amount of income (including OID) reported by a Securityholder of such a Security in any period could significantly exceed the amount of cash distributed to such Securityholder in that period. The Securityholder will eventually be allowed a loss (or will be allowed to report a lesser amount of income) to the extent that the aggregate amount of distributions on the Securities is reduced as a result of a Loan default. However, the timing and character of such losses or reductions in income are uncertain and, accordingly, Securityholders of Securities should consult their own tax advisors on this point.

     Interest-Only Debt Securities. The Trust Fund intends to report income from interest-only classes of Debt Securities to the Internal Revenue Service and to Securityholders of interest-only Debt Securities based on the assumption that the stated redemption price at maturity is equal to the sum of all payments determined under the applicable prepayment assumption. As a result, such interest-only Debt Securities will be treated as having original issue discount.

     Variable Rate Debt Securities. Under the OID Regulations, Debt Securities paying interest at a variable rate (a "Variable Rate Debt Security") are subject to special rules. A Variable Rate Debt Security will qualify as a "variable rate debt instrument" if (i) its issue price does not exceed the total noncontingent principal payments due under the Variable Rate Debt Security by more than a specified amount; (ii) it provides for stated interest, paid or compounded at least annually, at (a) one or more qualified floating rates, (b) a single fixed rate and one or more qualified floating rates, (c) a single objective rate or
(d) a single fixed rate and a single objective rate that is a qualified inverse floating rate; and (iii) it does not provide for any principal payments that are contingent, as defined in the OID Regulations, except as provided in (i) above. Because the OID Regulations relating to contingent payment debt instruments do not apply to REMIC regular interests, principal payments on Regular Interest Securities should not be considered contingent for this purpose.

     A "qualified floating rate" is any variable rate where variations in the value of such rate can reasonably be expected to measure contemporaneous variations in the cost of newly borrowed funds in the currency in which the Variable Rate Debt Security is denominated. A multiple of a qualified floating rate will generally not itself constitute a qualified floating rate for purposes of the OID Regulations. However, a variable rate equal to (i) the product of a qualified floating rate and a fixed multiple that is greater than 0.65 but not more than 1.35 or (ii) the product of a qualified floating rate and a fixed multiple that is greater than 0.65 but not more than 1.35, increased or decreased by a fixed rate will constitute a qualified floating rate for purposes of the OID Regulations. In addition, under the OID Regulations, two or more qualified floating rates that can reasonably be expected to have approximately the same values throughout the term of the Variable Rate Debt Security will be treated as a single qualified floating rate (a "Presumed Single Qualified Floating Rate"). Two or more qualified floating rates with values within 25 basis points of each other as determined on the Variable Rate Debt Security's issue date will be conclusively presumed to be a Presumed Single Qualified Floating Rate. Notwithstanding the foregoing, a variable rate that would otherwise constitute a qualified floating rate but which is subject to one or more restrictions such as a cap or floor, will not be a qualified floating rate for purposes of the OID Regulations unless the restriction is fixed throughout the term of the Variable Rate Debt Security or the restriction will not significantly affect the yield of the Variable Rate Debt Security.

     An "objective rate" is a rate that is not itself a qualified floating rate but which is determined using a single fixed formula and which is based upon objective financial or economic information. The OID Regulations also provide that other variable rates may be treated as objective rates if so designated by the Internal Revenue Service in the future. An interest rate on a REMIC regular interest that is the weighted average of the interest rates on some or all of the qualified mortgages held by the REMIC should constitute an objective rate. Despite the foregoing, a variable rate of interest on a Variable Rate Debt Security will not constitute an objective rate if it is reasonably expected that the average value of such rate during the first half of the Variable Rate Debt Security's term will be either significantly less than or significantly greater than the average value of the rate during the final half of the Variable Rate Debt Security's term. Further, an objective rate does not include a rate that is based on information that is in the control of or unique to the circumstances of the issuer or a party related to the issuer. An objective rate will qualify as a "qualified inverse floating rate" if such rate is equal to a fixed rate minus a qualified floating rate and variations in the rate can reasonably be expected to inversely reflect contemporaneous variations in the qualified floating rate. The OID Regulations also provide that if a Variable Rate Debt Security provides for stated interest at a fixed rate for an initial period of less than one year followed by a variable rate that is either a qualified floating rate or an objective rate and if the variable rate on the Variable Rate Debt Security's issue date is intended to approximate the fixed rate, then the fixed rate and the variable rate together will constitute either a single qualified floating rate or objective rate, as the case may be (a "Presumed Single Variable Rate"). If the value of the variable rate and the initial fixed rate are within 25 basis points of each other as determined on the Variable Rate Debt Security's issue date, the variable rate will be conclusively presumed to approximate the fixed rate.

     For Variable Rate Debt Securities that qualify as a "variable rate debt instrument" under the OID Regulations and provide for interest at either a single qualified floating rate, a single objective rate, a Presumed Single Qualified Floating Rate or a Presumed Single Variable Rate throughout the term (a "Single Variable Rate Debt Security"), original issue discount is computed as described above based on the following: (i) stated interest on the Single Variable Rate Debt Security which is unconditionally payable in cash or property (other than debt instruments of the issuer) at least annually will constitute qualified stated interest; (ii) by assuming that the variable rate on the Single Variable Debt Security is a fixed rate equal to: (a) in the case of a Single Variable Rate Debt Security with a qualified floating rate or a qualified inverse floating rate, the value of, as of the issue date, of the qualified floating rate or the qualified inverse floating rate or (b) in the case of a Single Variable Rate Debt Security with an objective rate (other than a qualified inverse floating rate), a fixed rate which reflects the reasonably expected yield for such Single Variable Debt Security; and (iii) the qualified stated interest allocable to an accrual period is increased (or decreased) if the interest actually paid during an accrual period exceeds (or is less than) the interest assumed to be paid under the assumed fixed rate described in (ii) above.

     In general, any Variable Rate Debt Security other than a Single Variable Rate Debt Security (a "Multiple Variable Rate Debt Security") that qualifies as a "variable rate debt instrument" will be converted into an "equivalent" fixed rate debt instrument for purposes of determining the amount and accrual of original issue discount and qualified stated interest on the Multiple Variable Rate Debt Security. The OID Regulations generally require that such a Multiple Variable Rate Debt Security be converted into an "equivalent" fixed rate debt instrument by substituting any qualified floating rate or qualified inverse floating rate provided for under the terms of the Multiple Variable Rate Debt Security with a fixed rate equal to the value of the qualified floating rate or qualified inverse floating rate, as the case may be, as of the Multiple Variable Rate Debt Security's issue date. Any objective rate (other than a qualified inverse floating rate) provided for under the terms of the Multiple Variable Rate Debt Security is converted into a fixed rate that reflects the yield that is reasonably expected for the Multiple Variable Rate Debt Security. In the case of a Multiple Variable Rate Debt Security that qualifies as a "variable rate debt instrument" and provides for stated interest at a fixed rate in addition to either one or more qualified floating rates or a qualified inverse floating rate, the fixed rate is initially converted into a qualified floating rate (or a qualified inverse floating rate, if the Multiple Variable Rate Debt Security provides for a qualified inverse floating rate). Under such circumstances, the qualified floating rate or qualified inverse floating rate that replaces the fixed rate must be such that the fair market value of the Multiple Variable Rate Debt Security as of the Multiple Variable Rate Debt Security's issue date is approximately the same as the fair market value of an otherwise identical debt instrument that provides for either the qualified floating rate or qualified inverse floating rate rather than the fixed rate. Subsequent to converting the fixed rate into either a qualified floating rate or a qualified inverse floating rate, the Multiple Variable Rate Debt Security is then converted into an "equivalent" fixed rate debt instrument in the manner described above.

     Once the Multiple Variable Rate Debt Security is converted into an "equivalent" fixed rate debt instrument pursuant to the foregoing rules, the amount of original issue discount and qualified stated interest, if any, are determined for the "equivalent" fixed rate debt instrument by applying the OID rules to the "equivalent" fixed rate debt instrument in the manner described above. A Securityholder of the Multiple Variable Rate Debt Security will account for such OID and qualified stated interest as if the Securityholder held the "equivalent" fixed rate debt instrument. Each accrual period, appropriate adjustments will be made to the amount of qualified stated interest or original issue discount assumed to have been accrued or paid with respect to the "equivalent" fixed rate debt instrument in the event that such amounts differ from the actual amount of interest accrued or paid on the Multiple Variable Rate Debt Security during the accrual period.

     If a Variable Rate Debt Security does not qualify as a "variable rate debt instrument" under the OID Regulations, then the Variable Rate Debt Security would be treated as a contingent payment debt obligation. It is not clear under current law how a Variable Rate Debt Security that is a Pay-Through Security (including Regular Interest Securities) would be taxed if such Debt Security were treated as a contingent payment debt obligation since the OID Regulations relating to contingent payment debt instruments do not apply to Pay-Through Securities.

     Market Discount. A purchaser of a Security may be subject to the market discount rules of Sections 1276-1278 of the Code. A Securityholder that acquires a Debt Security with more than a prescribed de minimis amount of "market discount" (generally, the excess of the principal amount of the Debt Security over the purchaser's purchase price) will be required to include accrued market discount in income as ordinary income in each month, but limited to an amount not exceeding the principal payments on the Debt Security received in that month and, if the Securities are sold, gain realized. Such market discount would accrue in a manner to be provided in Treasury regulations but, until such regulations are issued, such market discount would in general accrue either (i) on the basis of a constant yield (in the case of a Pay-Through Security, taking into account a prepayment assumption) or (ii) in the ratio of (a) in the case of Debt Securities (or in the case of a Pass-Through Security, as set forth below, the Loans underlying such Security) not originally issued with original issue discount, stated interest payable in the relevant period to total stated interest remaining to be paid at the beginning of the period or (b) in the case of Debt Securities (or, in the case of a Pass- Through Security, as described below, the Loans underlying such Security) originally issued at a discount, OID accruing in the relevant period to total remaining OID.

     Section 1277 of the Code provides that, regardless of the origination date of the Debt Security (or, in the case of a Pass-Through Security, the Loans), the excess of interest paid or accrued to purchase or carry a Debt Security (or, in the case of a Pass-Through Security, as described below, the Loans) with market discount over interest received on such Debt Security is allowed as a current deduction only to the extent such excess is greater than the market discount that accrued during the taxable year in which such interest expense was incurred. In general, the deferred portion of any interest expense will be deductible when such market discount is included in income, including upon the sale, disposition, or repayment of the Debt Security (or in the case of a Pass-Through Security, an underlying Loan). A Securityholder may elect to include market discount in income currently as it accrues, on all market discount obligations acquired by such Securityholder during the taxable year such election is made and thereafter, in which case the interest deferral rule will not apply.

     Premium. A Securityholder who purchases a Debt Security at a cost greater than its stated redemption price at maturity, generally will be considered to have purchased the Security at a premium, which it may elect to amortize as an offset to interest income on such Security (and not as a separate deduction item) on a constant yield method. Although no regulations addressing the computation of premium accrual on securities similar to the Securities have been issued, the legislative history of the 1986 Act indicates that premium is to be accrued in the same manner as market discount. Accordingly, it appears that the accrual of premium on a Class of Pay-Through Securities will be calculated using the prepayment assumption used in pricing such Class. If a Securityholder makes an election to amortize premium on a Debt Security, such election will apply to all taxable debt instruments (including all REMIC regular interests and all pass-through certificates representing ownership interests in a trust holding debt obligations) held by the Securityholder at the beginning of the taxable year in which the election is made, and to all taxable debt instruments acquired thereafter by such Securityholder, and will be irrevocable without the consent of the Internal Revenue Service. Purchasers who pay a premium for the Securities should consult their tax advisers regarding the election to amortize premium and the method to be employed.

     Election to Treat All Interest as Original Issue Discount. The OID Regulations permit a Securityholder of a Debt Security to elect to accrue all interest, discount (including de minimis market or original issue discount) and premium in income as interest, based on a constant yield method for Debt Securities acquired on or after April 4, 1994. If such an election were to be made with respect to a Debt Security with market discount, the Securityholder of the Debt Security would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that such Securityholder of the Debt Security acquires during the year of the election or thereafter. Similarly, a Securityholder of a Debt Security that makes this election for a Debt Security that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Securityholder owns or acquires. The election to accrue interest, discount and premium on a constant yield method with respect to a Debt Security is irrevocable.

     Sale or Exchange. A Securityholder's tax basis in its Debt Security generally is the price such Securityholder pays for a Debt Security, plus amounts of OID or market discount included in income and reduced by any payments received (other than qualified stated interest payments) and any amortized premium. Gain or loss recognized on a sale, exchange, or redemption of a Debt Security, measured by the difference between the amount realized and the Debt Security's basis as so adjusted, will generally be capital gain or loss, assuming that the Debt Security is held as a capital asset. In the case of a Debt Security held by a bank, thrift, or similar institution described in
Section 582 of the Code, however, gain or loss realized on the sale or exchange of a Debt Security will be taxable as ordinary income or loss. In addition, gain from the disposition of a Regular Interest Security that might otherwise be capital gain will be treated as ordinary income to the extent of the excess, if any, of (i) the amount that would have been includible in the Securityholder's income if the yield on such Regular Interest Security had equaled 110% of the applicable federal rate as of the beginning of such Securityholder' s holding period, over (ii) the amount of ordinary income actually recognized by the Securityholder with respect to such Regular Interest Security. In addition, gain on the sale of a Debt Security purchased at a market discount would be taxable as ordinary income in an amount not exceeding the market discount that accrued while the Security was held by the Seller, reduced by any market discount includible in income under the rules described above under "Market Discount."

TAXATION OF THE REMIC AND ITS SECURITYHOLDERS

     General. In the opinion of Federal Tax Counsel, if a REMIC election is made with respect to a Series of Securities, then the arrangement by which the Securities of that Series are issued will be treated as a REMIC as long as all of the provisions of the applicable Agreement are complied with and the statutory and regulatory requirements are satisfied. Securities will be designated as "Regular Interests" or "Residual Interests" in a REMIC, as specified in the related Prospectus Supplement.

     Status of Regular Interest Securities. Regular Interest Securities and Securities representing a residual interest in a REMIC (both types of securities collectively referred to as "REMIC Securities") will be "real estate assets" for purposes of Section 856(c)(5)(A) of the Code and assets described in Section 7701(a)(19)(C) of the Code (assets qualifying under one or both of those sections, applying each section separately, "qualifying assets") to the extent that the REMIC's assets are qualifying assets. However, if at least 95 percent of the REMIC's assets are qualifying assets, then 100 percent of the REMIC Securities will be qualifying assets. Similarly, income on the REMIC Securities will be treated as "interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(B) of the Code, subject to the limitations of the preceding two sentences. In addition to Trust Fund Assets, the REMIC's assets will include payments on Trust Fund Assets held pending distribution to Securityholders of REMIC Securities, amounts in reserve accounts (if any), other credit enhancements (if any) and possibly buydown funds. The Loans generally will be qualifying assets under both of the foregoing sections of the Code. However, Loans that are not secured by residential real property or real property used primarily for church purposes may not constitute qualifying assets under Section 7701(a)(19)(C)(v) of the Code. In addition, to the extent that the principal amount of a Loan exceeds the value of the property securing the Loan, it is unclear and Federal Tax Counsel is unable to opine whether the Loans will be qualifying assets. The regulations under Sections 860A through 860G of the Code (the "REMIC Regulations") treat credit enhancements as part of the mortgage or pool of mortgages to which they relate, and therefore credit enhancements generally should be qualifying assets. Regulations issued in conjunction with the REMIC Regulations provide that amounts paid on Trust Fund Assets and held pending distribution to Securityholders of Regular Interest Securities ("cash flow investments") will be treated as qualifying assets. It is unclear whether reserve funds or buydown funds would also constitute qualifying assets under any of those provisions.

REMIC EXPENSES; SINGLE CLASS REMICS

     As a general rule, all of the expenses of a REMIC will be taken into account by Securityholders of the Residual Interest Securities. In the case of a "single class REMIC," however, the expenses will be allocated, under Treasury regulations, among the Securityholders of the Regular Interest Securities and the Securityholders of the Residual Interest Securities on a daily basis in proportion to the relative amounts of income accruing to each Securityholder on that day. In the case of a Securityholder who is an individual or a "pass-through interest Securityholder" (including certain pass-through entities but not including real estate investment trusts), such expenses will be deductible only to the extent that such expenses, plus other "miscellaneous itemized deductions" of the Securityholder, exceed 2% of such Securityholder's adjusted gross income and such Securityholder may not be able to deduct such fees and expenses to any extent in computing such Securityholder's alternative minimum tax liability. In addition, the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds the applicable amount ($100,000 (or $50,000 in the case of a married individual filing separately), adjusted for inflation since 1990) will be reduced by the lesser of (i) 3% of the excess of adjusted gross income over the applicable amount, or (ii) 80% of the amount of itemized deductions otherwise allowable for such taxable year. The reduction or disallowance of this deduction may have a significant impact on the yield of the Security to such a Securityholder. In general terms, a single class REMIC is one that either (i) would qualify, under existing Treasury regulations, as a grantor trust if it were not a REMIC (treating all interests as ownership interests, even if they would be classified as debt for federal income tax purposes) or (ii) is similar to such a trust and which is structured with the principal purpose of avoiding the single class REMIC rules. Unless otherwise stated in the applicable Prospectus Supplement, the expenses of the REMIC will be allocated to Securityholders of the related Residual Interest Securities.

TAXATION OF THE REMIC

     General. Although a REMIC is a separate entity for federal income tax purposes, a REMIC is not generally subject to entity-level tax. Rather, the taxable income or net loss of a REMIC is taken into account by the Securityholders of residual interests. As described above, the regular interests are generally taxable as debt of the REMIC.

     Tiered REMIC Structures. For certain Series of Securities, two or more separate elections may be made to treat designated portions of the related Trust Fund as REMICs ("Tiered REMICs") for federal income tax purposes. Upon the issuance of any such Series of Securities, Federal Tax Counsel will deliver its opinion generally to the effect that, assuming compliance with all provisions of the related Pooling and Servicing Agreement, the Tiered REMICs will each qualify as a REMIC and the REMIC Certificates issued by the Tiered REMICs, respectively, will be considered to evidence ownership of Regular Certificates or Residual Certificates in the related REMIC within the meaning of the REMIC Provisions.

     Solely for purposes of determining whether the REMIC Certificates will be "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code, and "loans secured by an interest in real property" under Section 7701(a)(19)(C) of the Code, and whether the income on such Certificates is interest described in
Section 856(c)(3)(B) of the Code, the Tiered REMICs will be treated as one
REMIC.

     Calculation of REMIC Income. The taxable income or net loss of a REMIC is determined under an accrual method of accounting and in the same manner as in the case of an individual, with certain adjustments. In general, the taxable income or net loss will be the difference between (i) the gross income produced by the REMIC's assets, including stated interest and any OID or market discount on loans and other assets, and (ii) deductions, including stated interest and OID accrued on Regular Interest Securities, amortization of any premium with respect to Loans, and servicing fees and other expenses of the REMIC. A Securityholder of a Residual Interest Security that is an individual or a "pass-through interest Securityholder" (including certain pass-through entities, but not including real estate investment trusts) will be unable to deduct servicing fees payable on the Loans or other administrative expenses of the REMIC for a given taxable year, to the extent that such expenses, when aggregated with such Securityholder's other miscellaneous itemized deductions for that year, do not exceed two percent of such Securityholder's adjusted gross income and such Securityholder may not be able to deduct such fees and expenses to any extent in computing such Securityholder's alternative minimum tax liability.

     For purposes of computing its taxable income or net loss, the REMIC should have an initial aggregate tax basis in its assets equal to the aggregate fair market value of the regular interests and the residual interests on the Startup Day (generally, the day that the interests are issued). Such aggregate basis will be allocated among the assets of the REMIC in proportion to their respective fair market values.

     The OID provisions of the Code apply to loans of individuals originated on or after March 2, 1984. Subject to possible application of the de minimis rules, the method of accrual by the REMIC of OID income on such loans will be equivalent to the method under which Securityholders of Pay-Through Securities accrue OID (i.e., under the constant yield method taking into account the Prepayment Assumption). The REMIC will deduct OID on the Regular Interest Securities in the same manner that the Securityholders of the Regular Interest Securities include such discount in income, but without regard to the de minimis rules. See "Taxation of Debt Securities (Including Regular Interest Securities)" above. However, a REMIC that acquires loans at a market discount must include such market discount in income currently, as it accrues, on a constant interest basis.

     To the extent that the REMIC's basis allocable to loans that it holds exceeds their principal amounts, the resulting premium, if attributable to mortgages originated after September 27, 1985, will be amortized over the life of the loans (presumably taking into account the Prepayment Assumption) on a constant yield method. Although the law is somewhat unclear regarding recovery of premium attributable to loans originated on or before such date, it is possible that such premium may be recovered in proportion to payments of loan principal.

     Prohibited Transactions; Contributions Tax; Tax on Net Income from Foreclosure Property. The REMIC will be subject to a 100% tax on any net income derived from a "prohibited transaction." For this purpose, net income will be calculated without taking into account any losses from prohibited transactions or any deductions attributable to any prohibited transaction that resulted in a loss. In general, prohibited transactions include: (i) subject to limited exceptions, the sale or other disposition of any qualified mortgage transferred to the REMIC; (ii) subject to a limited exception, the sale or other disposition of a cash flow investment; (iii) the receipt of any income from assets not permitted to be held by the REMIC pursuant to the Code; or (iv) the receipt of any fees or other compensation for services rendered by the REMIC. It is anticipated that a REMIC will not engage in any prohibited transactions in which it would recognize a material amount of net income. Subject to a number of exceptions, a tax is imposed at the rate of 100% on amounts contributed to a REMIC after the Startup Day. The Residual Interest Securities will generally bear any such taxes imposed on the REMIC. In addition, a REMIC is subject to a tax (deductible from its income) on any "net income from foreclosure property" (determined in accordance with Section 857(b)(4)(B) of the Code as if the REMIC were a REIT).

TAXATION OF SECURITYHOLDERS OF RESIDUAL INTEREST SECURITIES

     The Securityholder of a Security representing a residual interest (a "Residual Interest Security") will take into account the "daily portion" of the taxable income or net loss of the REMIC for each day during the taxable year on which such Securityholder held the Residual Interest Security. The daily portion is determined by allocating to each day in any calendar quarter its ratable portion of the taxable income or net loss of the REMIC for such quarter, and by allocating that amount among the Securityholders (on such day) of the Residual Interest Securities in proportion to their respective holdings on such day.

     The Securityholder of a Residual Interest Security must report its proportionate share of the taxable income of the REMIC whether or not it receives cash distributions from the REMIC attributable to such income or loss. The reporting of taxable income without corresponding distributions could occur, for example, when the Loans held by the REMIC were issued or acquired at a discount, since mortgage prepayments cause recognition of discount income, while the corresponding portion of the prepayment could be used in whole or in part to make principal payments on REMIC Regular Interests issued without any discount or at an insubstantial discount. (If this occurs, it is likely that cash distributions will exceed taxable income in later years.) Taxable income may also be greater in earlier years of certain REMIC issues as a result of the fact that interest expense deductions, as a percentage of outstanding principal on REMIC Regular Interest Securities, will typically increase over time as lower yielding Securities are paid, whereas interest income with respect to loans will generally remain constant over time as a percentage of loan principal.

     In any event, because the Securityholder of a residual interest is taxed on the net income of the REMIC, the taxable income derived from a Residual Interest Security in a given taxable year will not be equal to the taxable income associated with investment in a corporate bond or stripped instrument having similar cash flow characteristics and pretax yield. Therefore, the after-tax yield, if any, on the Residual Interest Security may be less than that of such a bond or instrument.

     Limitation on Losses. The amount of the REMIC's net loss that a Securityholder may take into account currently is limited to the Securityholder's adjusted basis at the end of the calendar quarter in which such loss arises. A Securityholder's basis in a Residual Interest Security will initially equal such Securityholder's purchase price, and will subsequently be increased by the amount of the REMIC's taxable income allocated to the Securityholder, and decreased (but not below zero) by the amount of distributions made and the amount of the REMIC's net loss allocated to the Securityholder. Any disallowed loss may be carried forward indefinitely, but may be used only to offset income generated by the same REMIC. The ability of Securityholders of Residual Interest Securities to deduct net losses may be subject to additional limitations under the Code, as to which such Securityholders should consult their tax advisers.

     Distributions. Distributions on a Residual Interest Security (whether at their scheduled times or as a result of prepayments) will generally not result in any additional taxable income or loss to a Securityholder of a Residual Interest Security. If the amount of such payment exceeds a Securityholder's adjusted basis in the Residual Interest Security, however, the Securityholder will recognize gain (treated as gain from the sale of the Residual Interest Security) to the extent of such excess.

     Sale or Exchange. A Securityholder of a Residual Interest Security will recognize gain or loss on the sale or exchange of a Residual Interest Security equal to the difference, if any, between the amount realized and such Securityholder's adjusted basis in the Residual Interest Security at the time of such sale or exchange. Except to the extent provided in regulations, which have not yet been issued, any loss upon disposition of a Residual Interest Security will be disallowed if the selling Securityholder acquires any residual interest in a REMIC or similar mortgage pool within six months before or after such disposition.

     Excess Inclusions. The portion of the REMIC taxable income of a Securityholder of a Residual Interest Security consisting of "excess inclusion" income may not be offset by other deductions or losses, including net operating losses, on such Securityholder's federal income tax return. Further, if the Securityholder of a Residual Interest Security is an organization subject to the tax on unrelated business income imposed by Code Section 511, such Securityholder's excess inclusion income will be treated as unrelated business taxable income of such Securityholder. In addition, under Treasury regulations yet to be issued, if a real estate investment trust, a regulated investment company, a common Trust Fund, or certain cooperatives were to own a Residual Interest Security, a portion of dividends (or other distributions) paid by the real estate investment trust (or other entity) would be treated as excess inclusion income. If a Residual Security is owned by a foreign person, excess inclusion income is subject to tax at a rate of 30% which may not be reduced by treaty, is not eligible for treatment as "portfolio interest" and is subject to certain additional limitations. See "-- Tax Treatment of Foreign Investors."

     The excess inclusion portion of a REMIC's income is generally equal to the excess, if any, of REMIC taxable income for the quarterly period allocable to a Residual Interest Security, over the daily accruals for such quarterly period of
(i) 120% of the long-term applicable federal rate on the Startup Date under section 1274(d) multiplied by (ii) the adjusted issue price of such Residual Interest Security at the beginning of such quarterly period. The adjusted issue price of a Residual Interest Security at the beginning of each calendar quarter will equal its issue price (calculated in a manner analogous to the determination of the issue price of a Regular Interest Security), increased by the aggregate of the daily accruals for prior calendar quarters, and decreased (but not below zero) by the amount of loss allocated to a Securityholder and the amount of distributions made on the Residual Interest Security before the beginning of the quarter. The long-term applicable federal rate, which is announced monthly by the Treasury Department, is an interest rate that is based on the average market yield of outstanding marketable obligations of the United States government having remaining maturities in excess of nine years.

     Provisions governing the relationship between excess inclusions and the alternative minimum tax provide that (i) the alternative minimum taxable income of a taxpayer is based on the taxpayer's regular taxable income computed without regard to the rule that taxable income cannot be less than the amount of excess inclusions, (ii) the alternative minimum taxable income of a taxpayer for a taxable year cannot be less than the amount of excess inclusions for that year, and (iii) the amount of any alternative minimum tax net operating loss is computed without regard to any excess inclusions. While these provisions are generally effective for tax years beginning after December 31, 1986, a taxpayer may elect to apply them only with respect to tax years beginning after August 20, 1996.

     Under the REMIC Regulations, in certain circumstances, transfers of Residual Interest Securities may be disregarded. See "--Restrictions on Ownership and Transfer of Residual Interest Securities" and "Tax Treatment of Foreign Investors" below.

     Restrictions on Ownership and Transfer of Residual Interest Securities. As a condition to qualification as a REMIC, reasonable arrangements must be made to prevent the ownership of a REMIC residual interest by any "Disqualified Organization." Disqualified Organizations include the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, a rural electric or telephone cooperative described in Section 1381(a)(2)(C) of the Code, or any entity exempt generally from tax (other than certain farmers' cooperatives), unless such entity is not subject to tax on its unrelated business income. Accordingly, the applicable Pooling and Servicing Agreement will prohibit Disqualified Organizations from owning a Residual Interest Security. In addition, no transfer of a Residual Interest Security will be permitted unless the proposed transferee shall have furnished to the Trustee an affidavit representing and warranting that it is neither a Disqualified Organization nor an agent or nominee acting on behalf of a Disqualified Organization.

     If a Residual Interest Security is transferred to a Disqualified Organization (in violation of the restrictions set forth above), a substantial tax will be imposed on the transferor of such Residual Interest Security at the time of the transfer. In addition, if a Disqualified Organization holds an interest in a pass-through entity (including, among others, a partnership, trust, real estate investment trust, regulated investment company, or any person holding as nominee an interest in a pass-through entity), that owns a Residual Interest Security, the pass-through entity will be required to pay an annual tax on its allocable share of the excess inclusion income of the REMIC.

     The REMIC Regulations provide that a transfer of a "noneconomic residual interest" will be disregarded for all federal income tax purposes unless impeding the assessment or collection of tax was not a significant purpose of the transfer. A residual interest will be treated as a "noneconomic residual interest" unless, at the time of the transfer (1) the present value of the expected future distributions on the residual interest at least equals the product of (x) the present value of all anticipated excess inclusions with respect to the residual interest and (y) the highest corporate tax rate, currently 35 percent, and (2) the transferor reasonably expects that for each anticipated excess inclusion, the transferee will receive distributions from the REMIC, at or after the time at which taxes on such excess inclusion accrue, sufficient to pay the taxes thereon. A significant purpose to impede the assessment or collection of tax exists if the transferor, at the time of the transfer, either knew or should have known (had "improper knowledge") that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC. A transferor will be presumed not to have improper knowledge if (i) the transferor conducts, at the time of the transfer, a reasonable investigation of the financial condition of the transferee and, as a result of the investigation, the transferor finds that the transferee has historically paid its debts as they came due and finds no significant evidence to indicate that the transferee will not continue to pay its debts as they come due in the future, and (ii) the transferee represents to the transferor that (A) the transferee understands that it might incur tax liabilities in excess of any cash received with respect to the residual interest and (B) the transferee intends to pay the taxes associated with owning the residual interest as they come due. A different formulation of this rule applies to transfers of a Residual Interest Security by or to foreign persons. See "-- Tax Treatment to Foreign Investors".

     Mark to Market Rules. Code Section 475 generally requires that securities dealers include securities in inventory at their fair market value, recognizing gain or loss as if the securities were sold at the end of each tax year. Treasury regulations provide that for purposes of this mark to market requirement, a REMIC residual certificate acquired on or after January 4, 1995 is not treated as a security and thus may not be marked to market.

ADMINISTRATIVE MATTERS

     The REMIC's books must be maintained on a calendar year basis and the REMIC must file an annual federal income tax return. The REMIC will also be subject to the procedural and administrative rules of the Code applicable to partnerships, including the determination of any adjustments to, among other things, items of REMIC income, gain, loss, deduction, or credit, by the IRS in a unified administrative proceeding.

TAX STATUS AS A GRANTOR TRUST

     General. As specified in the related Prospectus Supplement if a REMIC or partnership election is not made and the Certificates are not treated as debt or as equity interests in a partnership for federal income tax purposes, in the opinion of Federal Tax Counsel, the Trust Fund relating to a Series of Securities will be classified for federal income tax purposes as a grantor trust under Subpart E, Part I of Subchapter J of the Code and not as an association taxable as a corporation (the Securities of such Series, "Pass-Through Securities"). Accordingly, each Securityholder of a Pass- Through Security is treated for federal income tax purposes as the owner of an undivided interest in the assets owned by the Trust Fund. As further described below, each Securityholder of a Pass-Through Security therefore must report on its federal income tax return the gross income from the portion of the assets that is allocable to such Pass-Through Security and may deduct the portion of the expenses incurred or accrued by the Trust Fund that is allocable to such Pass-Through Security, at the same time and to the same extent as such items would be reported by such Securityholder if it had purchased and held directly such interest in such assets and received or accrued directly its share of the payments with respect to such assets and incurred or accrued directly its share of expenses incurred or accrued by the Trust Fund with respect to such assets when those amounts are received, incurred or accrued by the Trust Fund.

     A Securityholder of a Pass-Through Security that is an individual, estate, or trust will be allowed deductions for such expenses only to the extent that the sum of those expenses and the Securityholder's other miscellaneous itemized deductions exceeds two percent of such Securityholder's adjusted gross income. Moreover, a Pass-Through Security Holder that is not a corporation cannot deduct such expenses for purposes of the alternative minimum tax (if applicable). An individual's deductions may also be limited by Code Section 68 if the individual's adjusted gross income exceeds certain limits. Such deductions will include servicing, guarantee and administrative fees paid to the servicer of the Loans. As a result, individuals, estates, or trusts holding Pass-Through Securities may have taxable income in excess of the cash received.

     Status of the Pass-Through Securities. The Pass-Through Securities will be "real estate assets" for purposes of Section 856(c)(5)(A) of the Code and "loans
 . . . secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Code (assets qualifying under one or both of those sections, applying each section separately, "qualifying assets") to the extent that the related assets of the Trust Fund of a Series are qualifying assets. The Pass- Through Securities may not be qualifying assets under any of the foregoing sections of the Code to the extent that the related assets of the Trust Fund of a Series include buydown funds, reserve funds, or payments on mortgage loans held pending distribution to Certificateholders. Further, the Pass-Through Securities may not be "real estate assets" to the extent loans held by the trust are not secured by real property, and may not be "loans . . . secured by an interest in real property" to the extent loans held by the trust are not secured by residential real property or real property used primarily for church purposes. In addition, to the extent that the principal amount of a loan exceeds the value of the property securing the loan, it is unclear and Federal Tax Counsel is unable to opine whether the loans will be qualifying assets.

     Taxation of Pass-Through Securities Under Stripped Bond Rules. The federal income tax treatment of the Pass-Through Securities will depend on whether they are subject to the rules of section 1286 of the Code (the "stripped bond rules"). The Pass-Through Securities will be subject to those rules if stripped interest-only Certificates are issued. In addition, whether or not stripped interest-only Certificates are issued, the Internal Revenue Service may contend that the stripped bond rules apply on the ground that the Servicer's servicing fee, or other amounts, if any, paid to (or retained by) the Servicer or its affiliates, as specified in the applicable Prospectus Supplement, represent greater than an arm's length consideration for servicing the Loans and should be characterized for federal income tax purposes as an ownership interest in the Loans. The Internal Revenue Service has taken the position in Revenue Ruling 91-46 that a retained interest in excess of reasonable compensation for servicing is treated as a "stripped coupon" under the rules of Code Section 1286.

     If interest retained for the Servicer's servicing fee or other interest is treated as a "stripped coupon," the Pass- Through Securities will either be subject to the OID rules or the market discount rules. A Securityholder of a Pass- Through Security representing an interest in Loans (unless, possibly, the Loans are not fully secured by real estate) will account for any discount on the Pass-Through Security as market discount rather than OID if either (i) the amount of OID with respect to the Pass-Through Security was treated as zero under the OID de minimis rule when the Pass- Through Security was stripped or
(ii) no more than 100 basis points (including any amount of servicing in excess of reasonable servicing) is stripped off from the Loans. If neither of the above exceptions applies, the OID rules will apply to the Pass-Through Securities.

     If the OID rules apply, the Securityholder of a Pass-Through Security (whether a cash or accrual method taxpayer) will be required to report interest income from the Pass-Through Security in each taxable year equal to the income that accrues on the Pass-Through Security in that year calculated under a constant yield method based on the yield of the Pass-Through Security (or, possibly, the yield of each Loan underlying such Pass-Through Security) to such Securityholder. Such yield would be computed at the rate (assuming monthly compounding) that, if used in discounting the Securityholder's share of the payments on the Loans, would cause the present value of those payments to equal the price at which the Securityholder purchased the Pass-Through Security. With respect to certain categories of debt instruments, Section 1272(a)(6) of the Code requires that OID be accrued based on a prepayment assumption determined in a manner prescribed by forthcoming regulations. It is unclear whether such regulations would apply this rule to the Pass-Through Securities, whether
Section 1272(a)(6) might apply to the Pass-Through Securities in the absence of such regulations, or whether the Internal Revenue Service could require use of a reasonable prepayment assumption based on other tax law principles and Federal Tax Counsel is unable to opine with respect to this issue. If required to report interest income on the Pass-Through Securities to the Internal Revenue Service under the stripped bond rules, it is anticipated that the Trustee will calculate the yield of the Pass-Through Securities based on a representative initial offering price of the Pass-Through Securities and a reasonable assumed rate of prepayment of the Loans (although such yield may differ from the yield to any particular Securityholder that would be used in calculating the interest income of such Securityholder). The Prospectus Supplement for each series of Pass-Through Securities will describe the prepayment assumption that will be used for this purpose, but no representation is made that the Loans will prepay at that rate or at any other rate.

     In the case of a Pass-Through Security acquired at a price equal to the principal amount of the Loans allocable to the Pass-Through Security, the use of a reasonable prepayment assumption generally would not have any significant effect on the yield used in calculating accruals of interest income. In the case, however, of a Pass-Through Security acquired at a discount or premium (that is, at a price less than or greater than such principal amount, respectively), the use of a reasonable prepayment assumption would increase or decrease such yield, and thus accelerate or decelerate the reporting of interest income, respectively.

     If a Loan is prepaid in full, the Securityholder of a Pass-Through Security acquired at a discount or premium generally will recognize ordinary income or loss equal to the difference between the portion of the prepaid principal amount of the Loan that is allocable to the Pass-Through Security and the portion of the adjusted basis of the Pass- Through Security (see "Sales of Pass-Through Securities" below) that is allocable to the Loan. The method of allocating such basis among the Loans may differ depending on whether a reasonable prepayment assumption is used in calculating the yield of the Pass-Through Securities for purposes of accruing OID. It is not clear whether any other adjustments would be required to reflect differences between the prepayment rate that was assumed in calculating yield and the actual rate of prepayments.

     Pass-Through Securities of certain series ("Variable Rate Pass-Through Securities") may provide for a Pass- Through Rate based on the weighted average of the Loan Rates of the Loans held by the Trust Fund, which Loan Rates may be fixed or variable. In the case of a Variable Rate Pass-Through Security that is subject to the OID rules, the daily portions of OID generally will be calculated under the principles discussed in "--Taxation of Debt Securities (Including Regular Interest Securities)-Variable Rate Debt Securities."

     Taxation of Pass-Through Securities If Stripped Bond Rules Do Not Apply. If the stripped bond rules do not apply to a Pass-Through Security, then the Securityholder will be required to include in income its share of the interest payments on the Mortgages in accordance with its tax accounting method. In addition, if the Securityholder purchased the Pass-Through Security at a discount or premium, the Securityholder will be required to account for such discount or premium in the manner described below. The treatment of any discount will depend on whether the discount is OID as defined in the Code and whether such other discount exceeds a de minimis amount. In the case of OID, the Securityholder (whether a cash or accrual method taxpayer) will be required to report as additional interest income in each month the portion of such discount that accrues in that month, calculated based on a constant yield method. In general it is not anticipated that the amount of OID to be accrued in each month, if any, will be significant relative to the interest paid currently on the Loans. However, OID could arise with respect to a Loan ("ARM") that provides for interest at a rate equal to the sum of an index of market interest rates and a fixed number. The OID for ARMs generally will be determined under the principles discussed in "Taxation of Debt Securities (Including Regular Interest Securities)-Variable Rate Debt Securities."

     If discount other than OID exceeds a de minimis amount (described below), the Securityholder will also generally be required to include in income in each month the amount of such discount accrued through such month and not previously included in income, but limited, with respect to the portion of such discount allocable to any Loan, to the amount of principal on such Loan received by the Trust Fund in that month. Because the Loans may provide for monthly principal payments, such discount may be required to be included in income at a rate that is not significantly slower than the rate at which such discount accrues (and therefore at a rate not significantly slower than the rate at which such discount would be included in income if it were OID). The Securityholder may elect to accrue such discount under a constant yield method based on the yield of the Pass-Through Security to such Securityholder (or possibly based on the yields of each Loan). In the absence of such an election, it may be necessary to accrue such discount under a more rapid straight-line method. Under the de minimis rule, market discount with respect to a Pass- Through Security will be considered to be zero if it is less than the product of (i) 0.25% of the principal amount of the Loans allocable to the Pass-Through Security and (ii) the weighted average life (in complete years) of the Loans remaining at the time of purchase of the Pass-Through Security.

     If a Securityholder purchases a Pass-Through Security at a premium, such Securityholder may elect under Section 171 of the Code to amortize the portion of such premium that is allocable to a Loan under a constant yield method based on the yield of the Loan to such Securityholder, provided that such Loan was originated after September 27, 1985. Premium allocable to a Loan originated on or before that date should be allocated among the principal payments on the Loan and allowed as an ordinary deduction as principal payments are made or, perhaps, upon termination.

     It is not clear whether the foregoing adjustments for discount or premium would be made based on the scheduled payments on the Loans or taking account of a reasonable prepayment assumption, and Federal Tax Counsel is unable to opine on this issue.

MISCELLANEOUS TAX ASPECTS

     Backup Withholding A Securityholder, other than a Securityholder of a Residual Interest Security, may, under certain circumstances, be subject to "backup withholding" at a rate of 31% with respect to distributions or the proceeds of a sale of certificates to or through brokers that represent interest or original issue discount on the Securities. This withholding generally applies if the Securityholder of a Security (i) fails to furnish the Trustee with its taxpayer identification number ("TIN"); (ii) furnishes the Trustee an incorrect TIN; (iii) fails to report properly interest, dividends or other "reportable payments" as defined in the Code; or (iv) under certain circumstances, fails to provide the Trustee or such Securityholder's securities broker with a certified statement, signed under penalty of perjury, that the TIN provided is its correct number and that the Securityholder is not subject to backup withholding. Backup withholding will not apply, however, with respect to certain payments made to Securityholders, including payments to certain exempt recipients (such as exempt organizations) and to certain Nonresidents (as defined below). Securityholders should consult their tax advisers as to their qualification for exemption from backup withholding and the procedure for obtaining the exemption.

     The Trustee will report to the Securityholders and to the Servicer for each calendar year the amount of any "reportable payments" during such year and the amount of tax withheld, if any, with respect to payments on the Securities.

TAX TREATMENT OF FOREIGN INVESTORS

     Subject to the discussion below with respect to Trust Funds which are treated as partnerships for federal income tax purposes and with respect to Certificates treated as debt for federal income tax purposes, unless interest (including OID) paid on a Security (other than a Residual Interest Security) is considered to be "effectively connected" with a trade or business conducted in the United States by a nonresident alien individual, foreign partnership, foreign corporation, foreign estate, or foreign trust ("foreign investors"), such interest will normally qualify as portfolio interest (except where (i) the recipient is a Securityholder, directly or by attribution, of 10% or more of the capital or profits interest in the issuer, or (ii) the recipient is a controlled foreign corporation to which the issuer is a related person) and will be exempt from federal income tax, provided that appropriate certifications are provided on a timely basis by the Securityholder. See "--Tax Consequences to Securityholders of the Certificates Issued by a Partnership-Tax Consequences to Foreign Certificateholders" and "--Certain Certificates Treated as Indebtedness-Foreign Investors". Upon receipt of appropriate ownership statements, the issuer normally will be relieved of obligations to withhold tax from such interest payments. These provisions supersede the generally applicable provisions of United States law that would otherwise require the issuer to withhold at a 30% rate (unless such rate were reduced or eliminated by an applicable tax treaty) on, among other things, interest and other fixed or determinable, annual or periodic income paid to nonresidents. Securityholders of Pass-Through Securities however, may be subject to withholding to the extent that the Loans were originated on or before July 18, 1984.

     Interest and OID of Securityholders who are foreign persons are not subject to withholding if the income is effectively connected with a United States business conducted by the Securityholder and the Securityholder timely provides an IRS Form 4224. They will, however, generally be subject to the regular United States income tax.

     Payments to Securityholders of Residual Interest Securities who are foreign investors will generally be treated as interest for purposes of the 30% (or lower treaty rate) United States withholding tax. Securityholders should assume that such income does not qualify for exemption from United States withholding tax as "portfolio interest." It is clear that, to the extent that a payment represents a portion of REMIC taxable income that constitutes excess inclusion income, a Securityholder of a Residual Interest Security will not be entitled to an exemption from or reduction of the 30% (or lower treaty rate) withholding tax rule. If the payments are subject to United States withholding tax, they generally will be taken into account for withholding tax purposes only when paid or distributed (or when the Residual Interest Security is disposed of). The Treasury has statutory authority, however, to promulgate regulations which would require such amounts to be taken into account at an earlier time in order to prevent the avoidance of tax. The Treasury has adopted regulations limiting the ability to transfer the tax ownership of Residual Interest Securities to or by foreign persons. See "Taxation of Securityholders of Residual Interest Securities--Excess Inclusions."

     Subject to the discussion in the previous paragraph, any capital gain realized on the sale, redemption, retirement or other taxable disposition of a Security by a foreign person will be exempt from United States federal income and withholding tax, provided that (i) such gain is not effectively connected with the conduct of a trade or business in the United States by the foreign person and (ii) in the case of an individual foreign person, the foreign person is not present in the United States for 183 days or more in the taxable year.

 TAX CHARACTERIZATION OF THE TRUST AS A PARTNERSHIP

     Federal Tax Counsel will deliver its opinion that a Trust Fund which is intended to be a partnership for federal income tax purposes, as specified in the related Prospectus Supplement, will not be an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes. This opinion will be based on the assumption that the terms of the Trust Agreement and related documents will be complied with, and on counsel's conclusion that the nature of the income of the Trust Fund will exempt it from the rule that certain publicly traded partnerships are taxable as corporations or that such rule is otherwise inapplicable to the Trust Fund, so that the Trust Fund will not be characterized as a publicly traded partnership taxable as a corporation.

     If the Trust Fund were taxable as a corporation for federal income tax purposes, the Trust Fund would be subject to corporate income tax on its taxable income. The Trust Fund's taxable income would include all its income, possibly reduced by its interest expense on any Notes. Any such corporate income tax could materially reduce cash available to make payments on the Notes and distributions on the Certificates, and Certificateholders could be liable for any such tax that is unpaid by the Trust Fund. In additions, all distributions to the Certificateholders would be taxable as dividends.

TAX CONSEQUENCES TO SECURITYHOLDERS OF THE NOTES ISSUED BY A
PARTNERSHIP

     Treatment of the Notes as Indebtedness. Under the Agreements, the Trustee and the Servicer will agree, and the Noteholders will agree by their purchase of Notes, to treat the Notes as debt for federal income tax purposes. Except as otherwise provided in the related Prospectus Supplement, Federal Tax Counsel will advise the Depositor that the Notes will be classified as debt for federal income tax purposes. Consequently, Securityholders of Notes will be subject to taxation as described in "Taxation of Debt Securities (Including Regular Interest Securities)" above for Debt Securities which are not Regular Interest Securities.

     Possible Alternative Treatments of the Notes. If, contrary to the opinion of Federal Tax Counsel, the IRS successfully asserted that one or more of the Notes did not represent debt for federal income tax purposes, the Notes might be treated as equity interests in the Trust Fund. If so treated, the Trust Fund might be taxable as a corporation with the adverse consequences described above (and the taxable corporation would not be able to reduce its taxable income by deductions for interest expense on Notes recharacterized as equity). Alternatively, the Trust Fund might be treated as a publicly traded partnership that would not be taxable as a corporation because it would meet certain qualifying income tests. Nonetheless, treatment of the Notes as equity interests in such a publicly traded partnership could have adverse tax consequences to certain Securityholders. For example, income to foreign Securityholders could be subject to U.S. federal income tax and U.S. federal income tax return filing and withholding requirements, and individual Securityholders might be subject to certain limitations on their ability to deduct their share of the Trust Fund's expenses.

TAX CONSEQUENCES TO SECURITYHOLDERS OF THE CERTIFICATES ISSUED
BY A PARTNERSHIP

     Treatment of the Trust Fund as a Partnership. In the case of a Trust Fund intended to qualify as a partnership for federal income tax purposes, the Trust Fund and the Depositor will agree, and the Certificateholders will agree by their purchase of Certificates, to treat the Trust Fund as a partnership for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income, with the assets of the partnership being the assets held by the Trust Fund, the partners of the partnership being the Certificateholders, and the Notes, if any, being debt of the partnership. However, the proper characterization of the arrangement involving the Trust Fund, the Certificates, the Notes, the Trust Fund and the Servicer is not clear because there is no authority on transactions closely comparable to that contemplated herein.

     A variety of alternative characterizations are possible. For example, because the Certificates have certain features characteristic of debt, the Certificates might be considered debt of the Trust Fund. Generally, provided the Certificates are issued at or close to face value, any such characterization would not result in materially adverse tax consequences to Certificateholders as compared to the consequences from treatment of the Certificates as equity in a partnership, described below. The following discussion assumes that the Certificates represent equity interests in a partnership.

     Partnership Taxation. As a partnership, the Trust Fund will not be subject to federal income tax. Rather, each Certificateholder will be required to separately take into account such Securityholder's allocated share of income, gains, losses, deductions and credits of the Trust Fund. The Trust Fund's income will consist primarily of interest and finance charges earned on the Loans (including appropriate adjustments for market discount, OID and bond premium) and any gain upon collection or disposition of Loans. The Trust Fund's deductions will consist primarily of interest and OID accruing with respect to the Notes, servicing and other fees, and losses or deductions upon collection or disposition of Loans.

     The tax items of a partnership are allocable to the partners in accordance with the Code, Treasury regulations and the partnership agreement (here, the Trust Agreement and related documents). The Trust Agreement will provide, in general, that the Certificateholders will be allocated taxable income of the Trust Fund for each month equal to the sum of (i) the interest that accrues on the Certificates in accordance with their terms for such month, including interest accruing at the Pass-Through Rate for such month and interest on amounts previously due on the Certificates but not yet distributed; (ii) any Trust Fund income attributable to discount on the Loans that corresponds to any excess of the principal amount of the Certificates over their initial issue price; (iii) prepayment premium payable to the Certificateholders for such month; and (iv) any other amounts of income payable to the Certificateholders for such month. Such allocation will be reduced by any amortization by the Trust Fund of premium on Loans that corresponds to any excess of the issue price of Certificates over their principal amount. All remaining taxable income of the Trust Fund will be allocated to the Depositor. Based on the economic arrangement of the parties, this approach for allocating Trust Fund income should be permissible under applicable Treasury regulations, although no assurance can be given that the IRS would not require a greater amount of income to be allocated to Certificateholders. Moreover, even under the foregoing method of allocation, Certificateholders may be allocated income equal to the entire Pass-Through Rate plus the other items described above even though the Trust Fund might not have sufficient cash to make current cash distributions of such amount. Thus, cash basis Securityholders will in effect be required to report income from the Certificates on the accrual basis and Certificateholders may become liable for taxes on Trust Fund income even if they have not received cash from the Trust Fund to pay such taxes. In addition, because tax allocations and tax reporting will be done on a uniform basis for all Certificateholders but Certificateholders may be purchasing Certificates at different times and at different prices, Certificateholders may be required to report on their tax returns taxable income that is greater or less than the amount reported to them by the Trustee.

     If Notes are also issued, some or all of the taxable income allocated to a Certificateholder that is a pension, profit sharing or employee benefit plan or other tax-exempt entity (including an individual retirement account) will constitute "unrelated business taxable income" generally taxable to such a Securityholder under the Code.

     An individual taxpayer's share of expenses of the Trust Fund (including fees to the Servicer but not interest expense) would be miscellaneous itemized deductions. Such deductions might be disallowed to the individual in whole or in part and might result in such Securityholder being taxed on an amount of income that exceeds the amount of cash actually distributed to such Securityholder over the life of the Trust Fund.

     The Servicer intends to make all tax calculations relating to income and allocations to Certificateholders on an aggregate basis. If the IRS were to require that such calculations be made separately for each Loan, the Trust Fund might be required to incur additional expense but it is believed that there would not be a material adverse effect on Certificateholders.

     Discount and Premium. It is believed that the Loans were not issued with OID and, therefore, the Trust Fund should not have OID income. However, the purchase price paid by the Trust Fund for the Loans may be greater or less than the remaining principal balance of the Loans at the time of purchase. If so, the Loan will have been acquired at a premium or discount, as the case may be. (As indicated above, the Servicer will make this calculation on an aggregate basis, but might be required to recompute it on a Loan by Loan basis.)

     If the Trust Fund acquires the Loans at a market discount or premium, the Trust Fund will elect to include any such discount in income currently as it accrues over the life of the Loans or to offset any such premium against interest income on the Loans. As indicated above, a portion of such market discount income or premium deduction may be allocated to Certificateholders.

     Section 708 Termination. Under Section 708 of the Code, the Trust Fund will be deemed to terminate for federal income tax purposes if 50% or more of the capital and profits interests in the Trust Fund are sold or exchanged within a 12-month period. Treasury regulations provide that if a termination occurs, the partnership will be considered to transfer its assets and liabilities to a new partnership in exchange for interests in that new partnership, which it would then be treated as transferring to its partners. The Trust Fund will not comply with certain technical requirements that might apply when such a constructive termination occurs. As a result, the Trust Fund may be subject to certain tax penalties and may incur additional expenses if it is required to comply with those requirements. Furthermore, the Trust Fund might not be able to comply due to lack of data.

     Disposition of Certificates. Generally, capital gain or loss will be recognized on a sale of Certificates in an amount equal to the difference between the amount realized and the seller's tax basis in the Certificates sold. A Certificateholder's tax basis in a Certificate will generally equal the Securityholder's cost increased by the Securityholder's share of Trust Fund income (includible in income) and decreased by any distributions received with respect to such Certificate. In addition, both the tax basis in the Certificates and the amount realized on a sale of a Certificate would include the Securityholder's share of the Notes and other liabilities of the Trust Fund. A Securityholder acquiring Certificates at different prices may be required to maintain a single aggregate adjusted tax basis in such Certificates, and, upon sale or other disposition of some of the Certificates, allocate a portion of such aggregate tax basis to the Certificates sold (rather than maintaining a separate tax basis in each Certificate for purposes of computing gain or loss on a sale of that Certificate).

     Any gain on the sale of a Certificate attributable to the Securityholder's share of unrecognized accrued market discount on the Loans would generally be treated as ordinary income to the Securityholder and would give rise to special tax reporting requirements. It is not expected that the Trust Fund will have any other assets that would give rise to such special reporting requirements. Thus, to avoid those special reporting requirements, the Trust Fund will elect to include market discount in income as it accrues.

     If a Certificateholder is required to recognize an aggregate amount of income (not including income attributable to disallowed itemized deductions described above) over the life of the Certificates that exceeds the aggregate cash distributions with respect thereto, such excess will generally give rise to a capital loss upon the retirement of the Certificates.

     Allocations Between Depositors and Transferees. In general, the Trust Fund's taxable income and losses will be determined monthly and the tax items for a particular calendar month will be apportioned among the Certificateholders in proportion to the principal amount of Certificates owned by them as of the close of the last day of such month. As a result, a Securityholder purchasing Certificates may be allocated tax items (which will affect its tax liability and tax basis) attributable to periods before the actual transaction.

     The use of such a monthly convention may not be permitted by existing regulations. If a monthly convention is not allowed (or only applies to transfers of less than all of the partner's interest), taxable income or losses of the Trust Fund might be reallocated among the Certificateholders. The Trust Fund's method of allocation between transferors and transferees may be revised to conform to a method permitted by future regulations.

     Section 754 Election. In the event that a Certificateholder sells its Certificates at a profit (loss), the purchasing Certificateholder will have a higher (lower) basis in the Certificates than the selling Certificateholder had. The tax basis of the Trust Fund's assets will not be adjusted to reflect that higher (or lower) basis unless the Trust Fund were to file an election under
Section 754 of the Code. In order to avoid the administrative complexities that would be involved in keeping accurate accounting records, as well as potentially onerous information reporting requirements, the Trust Fund currently does not intend to make such election. As a result, Certificateholders might be allocated a greater or lesser amount of Trust Fund income than would be appropriate based on their own purchase price for Certificates.

     Administrative Matters. The Trustee is required to keep or have kept complete and accurate books of the Trust Fund. Such books will be maintained for financial reporting and tax purposes on an accrual basis and the fiscal year of the Trust Fund will be the calendar year. The Trustee will file a partnership information return (IRS Form 1065) with the IRS for each taxable year of the Trust Fund and will report each Certificateholder's allocable share of items of Trust Fund income and expense to Securityholders and the IRS on Schedule K-1. The Trust Fund will provide the Schedule K-1 information to nominees that fail to provide the Trust Fund with the information statement described below and such nominees will be required to forward such information to the beneficial owners of the Certificates. Generally, Securityholders must file tax returns that are consistent with the information return filed by the Trust Fund or be subject to penalties unless the Securityholder notifies the IRS of all such inconsistencies on a timely basis.

     Under Section 6031 of the Code, any person that holds Certificates as a nominee at any time during a calendar year is required to furnish the Trust Fund with a statement containing certain information on the nominee, the beneficial owners and the Certificates so held. Such information includes (i) the name, address and taxpayer identification number of the nominee and (ii) as to each beneficial owner (x) the name, address and identification number of such person,
(y) whether such person is a United States person, a tax-exempt entity or a foreign government, an international organization, or any wholly owned agency or instrumentality of the foregoing, and (z) certain information on Certificates that were held, bought or sold on behalf of such person throughout the year. In addition, brokers and financial institutions that hold Certificates through a nominee are required to furnish directly to the Trust Fund information as to themselves and their ownership of Certificates. A clearing agency registered under Section 17A of the Exchange Act is not required to furnish any such information statement to the Trust Fund. The information referred to above for any calendar year must be furnished to the Trust Fund on or before the following January 31. Nominees, brokers and financial institutions that fail to provide the Trust Fund with the information described above may be subject to penalties.

     The Depositor will be designated as the tax matters partner in the related Trust Agreement and, as such, will be responsible for representing the Certificateholders in any dispute with the IRS. The Code provides for administrative examination of a partnership as if the partnership were a separate and distinct taxpayer. Generally, the statute of limitations for partnership items does not expire before three years after the date on which the partnership information return is filed. Any adverse determination following an audit of the return of the Trust Fund by the appropriate taxing authorities could result in an adjustment of the returns of the Certificateholders, and, under certain circumstances, a Certificateholder may be precluded from separately litigating a proposed adjustment to the items of the Trust Fund. An adjustment could also result in an audit of a Certificateholder's returns and adjustments of items not related to the income and losses of the Trust Fund.

     Tax Consequences to Foreign Certificateholders. It is not clear whether the Trust Fund would be considered to be engaged in a trade or business in the United States for purposes of federal withholding taxes with respect to non-U.S. persons because there is no clear authority dealing with that issue under facts substantially similar to those described herein. Although it is not expected that the Trust Fund would be engaged in a trade or business in the United States for such purposes, the Trustee will withhold as if it were so engaged in order to protect the Trust Fund from possible adverse consequences of a failure to withhold. The Trust Fund expects to withhold on the portion of its taxable income that is allocable to foreign Certificateholders pursuant to Section 1446 of the Code, as if such income were effectively connected to a U.S. trade or business, at a rate of 35% for foreign Securityholders that are taxable as corporations and 39.6% for all other foreign Securityholders. Subsequent adoption of Treasury regulations or the issuance of other administrative pronouncements may require the Trust Fund to change its withholding procedures.

     If the trust is engaged in a U.S. trade or business, each foreign Securityholder might be required to file a U.S. individual or corporate income tax return (including, in the case of a corporation, a return covering the branch profits tax) on its share of the Trust Fund's income. A foreign Securityholder generally would be entitled to file with the IRS a claim for refund with respect to taxes withheld by the Trust Fund taking the position that no taxes were due because the Trust Fund was not engaged in a U.S. trade or business. However, interest payments made (or accrued) to a Certificateholder who is a foreign person generally will be considered guaranteed payments to the extent such payments are determined without regard to the income of the Trust Fund, and for that reason or because of the nature of the assets of the Trust Fund probably will not be considered "portfolio interest." As a result, even if the Trust Fund was not considered to be engaged in a U.S. trade or business, Certificateholders would be subject to United States federal income tax on the Trust Fund's interest income which must be withheld at a rate of 30%, unless reduced or eliminated pursuant to an applicable treaty. A foreign Securityholder would be entitled to claim a refund for such withheld tax, taking the position that the interest was portfolio interest and therefore not subject to U.S. tax. However, the IRS may disagree and no assurance can be given as to the appropriate amount of tax liability. As a result, each potential foreign Certificateholder should consult its tax advisor as to whether an interest in a Certificate is an unsuitable investment.

     Backup Withholding. Distributions made on the Certificates and proceeds from the sale of the Certificates will be subject to a "backup" withholding tax of 31% if, in general, the Certificateholder fails to comply with certain identification procedures, unless the Securityholder is an exempt recipient under applicable provisions of the Code.

CERTAIN CERTIFICATES TREATED AS INDEBTEDNESS

     Upon the issuance of Certificates which are intended to be treated as indebtedness for federal income tax purposes, Federal Tax Counsel will opine that based upon its analysis of the factors discussed below, the Depositor should be treated as the owner of the Loans for federal income tax purposes and, accordingly, for federal income tax purposes the Certificates should be characterized as indebtedness of the Depositor that is secured by the Loans. Opinions of counsel are not binding on the Internal Revenue Service (the "IRS"), however, and there can be no assurance that the IRS could not successfully challenge this conclusion.

     The Depositor will express in the Trust Agreement its intent that the Certificates be indebtedness secured by the Loans for federal, state and local income and franchise tax purposes. The Depositor, by entering into the Trust Agreement, has agreed and each Certificateholder, by the acceptance of a Certificate, will agree to treat the Certificates as indebtedness for federal, state and local income and franchise tax purposes. However, because different criteria are used to determine the non-tax characterization of the transactions contemplated by the Trust Agreement, the Depositor expects to treat such transaction, for regulatory and other non-tax purposes, as a transfer of an ownership interest in the Loans and not as a debt obligation.

     A basic premise of federal income tax law is that the economic substance of a transaction generally determines the tax consequences. The form of a transaction, while a relevant factor, is not conclusive evidence of its economic substance. In appropriate circumstances, the courts have allowed taxpayers, as well as the IRS, to treat a transaction in accordance with its economic substance, as determined under federal income tax law, notwithstanding that the participants characterize the transaction differently for non-tax purposes. In some instances, however, courts have held that a taxpayer is bound by the particular form it has chosen for a transaction, even if the substance of the transaction does not accord with its form. Federal Tax Counsel believes that the rationale of those cases will not apply to the issuance of the Certificates.

     The determination of whether the economic substance of a transfer of an interest in property is a sale or a loan secured by the transferred property depends on numerous factors that indicate whether the transferor has relinquished (and the transferee has obtained) substantial incidents of ownership in the property. Among the primary factors considered are whether the transferee has obtained the opportunity for gain if the property increases in value and has assumed the risk of loss if the property decreases in value. Based upon its analysis of such factors, Federal Tax Counsel will conclude that the Depositor, rather than the Certificateholders, should be treated as the owner of the Loans for federal income tax purposes. As a result, Federal Tax Counsel will opine that the Certificates should properly be characterized for federal income tax purposes as indebtedness. Contrary characterizations that could be asserted by the IRS are described below under "--Possible Characterization of the Transaction as a Partnership or as an Association Taxable as a Corporation."

     Certificateholders as the Securityholders of debt instruments for federal tax purposes will be taxed in the manner described above in "--Taxation of Debt Securities (Including Regular Interest Securities)" for Debt Securities which are not Regular Interest Securities.

     Possible Characterization of the Transaction as a Partnership or as Association Taxable as a Corporation. As stated above, the opinion of Federal Tax Counsel with respect to the Certificates will not be binding on the courts or the IRS, and no assurance can be given that the characterization of the Certificates as debt would prevail. It is possible that the IRS would assert that, for purposes of the Code, the transaction described herein constitutes a transfer of the Loans (or an interest therein) to the Certificateholders and that the proper classification of the legal relationship between the Depositor and the Certificateholders resulting from the transaction is that of a partnership, a publicly traded partnership taxed as a corporation, or an association taxable as a corporation. Since Federal Tax Counsel will advise that the Certificates will be treated as indebtedness for federal income tax purposes, the Depositor generally will not attempt to comply with the federal income tax reporting requirements that would apply if Certificates were treated as interests in a partnership or a publicly traded partnership taxable as a corporation.

     If a partnership were deemed to be created between the Depositor and the Certificateholders, the partnership itself would not be subject to federal income tax (unless it were to be characterized as a publicly traded partnership taxable as a corporation); rather, the partners of such partnership, including the Certificateholders, would be taxed individually on their respective distributive shares of the partnership's income, gain, loss, deductions and credits. The amount and timing of items of income and deduction of a Certificateholder could differ if the Certificates were held to constitute partnership interests, rather than indebtedness. Moreover, an individual's share of expenses of the partnership would be miscellaneous itemized deductions that, in the aggregate, are allowed as deductions only to the extent they exceed two percent of the individual's adjusted gross income, and would be subject to reduction under Section 68 of the Code if the individual's adjusted gross income exceeded certain limits. As a result, the individual might be taxed on a greater amount of income than would be the case if the Certificates were treated as a debt instrument. Finally, all or a portion of any taxable income allocated to a Certificateholder that is a pension, profit-sharing or employee benefit plan, or other tax-exempt entity may, under certain circumstances constitute "unrelated business taxable income" which generally would be taxable to the Securityholder under the Code.

     If it were determined that the transaction created an entity classified as an association or as a publicly traded partnership taxable as a corporation, the Trust Fund would be subject to federal income tax at corporate income tax rates on the income it derives from the Loans, which would reduce the amounts available for distribution to the Certificateholders. Such classification may also have adverse state and local tax consequences that would reduce amounts available for distribution to Certificateholders. Moreover, distributions on the Certificates would most likely not be deductible in computing the entity's taxable income, and cash distributions to the Certificateholders generally would be treated as dividends for tax purposes to the extent of such entity's earnings and profits.

     Foreign Investors. If the IRS were to successfully contend that the Certificates are interests in a partnership and if such partnership were considered to be engaged in a trade or business in the United States, the partnership would be subject to a withholding tax on distributions to (or, at its election, income allocable to) a foreign investor; and such Securityholder would be credited for his or her share of the withholding tax paid by the partnership. In such case, the Securityholder generally would be subject to United States federal income tax at regular federal income tax rates, and possibly a branch profits tax in the case of a corporate Securityholder.

     Alternatively, although there may be arguments to the contrary, if such a partnership is not considered to be engaged in a trade or business within the United States and if income with respect to the Certificates is not otherwise effectively connected with the conduct of a trade or business in the United States by the foreign investor, the foreign investor would be subject to United States federal income tax and withholding at a rate of 30% (unless reduced by an applicable tax treaty) on the Securityholder's distributive share of the partnership's interest income. See "Tax Consequences to Securityholders of the Certificates Issued by a Partnership -- Tax Consequences to Foreign Certificateholders" for a more detailed discussion of the tax consequences of an equity investment in a partnership by a foreign investor.

     If the Trust Fund were taxable as a corporation, distributions to foreign investors, to the extent treated as dividends, would generally be subject to withholding at the rate of 30%, unless such rate were reduced or eliminated by an applicable income tax treaty.

                            STATE TAX CONSIDERATIONS

     In addition to the federal income tax consequences described in "Federal Income Tax Consequences," potential investors should consider the state and local income tax consequences of the acquisition, ownership, and disposition of the Securities. State and local income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality. Therefore, potential investors should consult their own tax advisors with respect to the various state and local tax consequences of an investment in the Securities.

                              ERISA CONSIDERATIONS

     The Employee Retirement Income Security Act of 1974, as amended ("ERISA") and the Code impose certain restrictions on employee benefit plans subject to ERISA and on plans and other arrangements subject to Section 4975 of the Code and on persons who are parties in interest or disqualified persons ("parties in interest") with respect to such plans or arrangements. Certain employee benefit plans, such as governmental plans and church plans (if no election has been made under Section 410(d) of the Code), are not subject to the restrictions of ERISA, and assets of such plans may be invested in the Securities without regard to the ERISA considerations described below, subject to other applicable federal and state law. However, any such governmental or church plan which is qualified under Section 401(a) of the Code and exempt from taxation under Section 501(a) of the Code is subject to the prohibited transaction rules set forth in Section 503 of the Code.

     A fiduciary of an employee benefit plan subject to Title I of ERISA should consider the fiduciary standards under ERISA in the context of the plan's particular circumstances before authorizing an investment of a portion of such plan's assets in the Securities. Accordingly, among other factors, such fiduciary should consider whether: (i) the investment is for the exclusive benefit of plan participants and their beneficiaries; (ii) the investment satisfies the diversification requirements of Section 404 of ERISA; (iii) the investment is in accordance with the documents and instruments governing the plan; and (iv) the investment is prudent, considering the nature of the investment. Fiduciaries of such plans also should consider ERISA's prohibition on improper delegation of control over, or responsibility for, plan assets.

     In addition, fiduciaries of employee benefit plans subject to Title I of ERISA, as well as certain plans or other retirement arrangements not subject to ERISA but which are subject to Section 4975 of the Code (such as individual retirement accounts and Keogh plans covering only a sole proprietor or partners) or any entity, including an insurance company general account whose underlying assets include plan assets by reason of a plan or account investing in such entity (collectively, "Plans(s)"), should consult with their legal counsel to determine whether an investment in the Securities will cause the assets of the Trust Fund to be considered plan assets pursuant to the plan asset regulations set forth at 29 CFR ss.2510.3-101 (the "Regulation"), thereby subjecting the Plan to the prohibited transaction rules with respect to the Trust Fund and the Trustee, or any entities providing services with respect to the operation of the Trust, to the fiduciary investment standards of ERISA, or cause the excise tax provisions of Section 4975 of the Code to apply to the Trust Fund, unless a statutory or regulatory exception or an administrative exemption granted by the Department of Labor ("DOL") applies to the purchase, sale, transfer or holding of the Securities.

     Under current law the purchase and holding of a class of Securities entitled only to a specified percentage of payments of either interest or principal or a notional amount of either interest or principal on the related Loans or a class of Securities entitled to receive payments of interest and principal on the Loans only after payments to other classes or after the occurrence of certain specified events by or on behalf of any employee benefit plan or other retirement arrangement (including individual retirement accounts and annuities, Keogh plans and collective investment funds in which such plans, accounts or arrangements are invested) subject to provisions of ERISA or the Code, may result in prohibited transactions, within the meaning of ERISA and the Code. Unless otherwise specified in the related Prospectus Supplement, the transfer of Securities of such a class will not be registered unless the transferee (i) represents that it is not, and is not purchasing on behalf of, any such plan, account or arrangement or (ii) provides an opinion of counsel satisfactory to the Trustee and the Depositor that the purchase of Securities of such a class by or on behalf of such plan, account or arrangement is permissible under applicable law and will not subject the Trustee, the Master Servicer or the Depositor to any obligation or liability in addition to those undertaken in the Agreements.

     The Regulation contains rules for determining what constitutes the assets of a Plan. The Regulation provides that, as a general rule, the underlying assets and properties of corporations, partnerships, trusts and certain other entities in which a Plan makes an investment in an "equity interest" will be deemed for purposes of ERISA to be assets of the Plan unless certain exceptions apply.

     Under the terms of the Regulation, the Trust Fund may be deemed to hold plan assets by reason of a Plan's investment in a Security; such plan assets would include an undivided interest in the Trust Fund Assets and any other assets held by the Trust Fund. In such an event, persons providing services with respect to the operation of the Trust Fund may be parties in interest, subject to the fiduciary responsibility provisions of Title I of ERISA, including the prohibited transaction provisions of Section 406 of ERISA and of Section 4975 of the Code, with respect to transactions involving such assets unless such transactions are subject to a statutory or regulatory exception or an administrative exemption.

     One such exception applies if the interest described is treated as indebtedness under applicable local law and which has no substantial equity features. Generally, a profits interest in a partnership, an undivided ownership interest in property and a beneficial ownership interest in a trust are deemed to be "equity interests" under the final regulation. If Notes of a particular Series were deemed to be indebtedness under applicable local law without any substantial equity features, an investing Plan's assets would include such Notes, but not, by reason of such purchase, the underlying assets of the Trust Fund. However, without regard to whether the Notes are treated as an equity interest for such purposes, the purchase, holding or transfer of Notes by or on behalf of a Plan could be considered a prohibited transaction if the Depositor or the Trustee or any of their respective affiliates is, or becomes, a party in interest or disqualified person with respect to such Plan.

     Another such exception applies if the class of equity interests in question is: (i) "widely held" (held by 100 or more investors who are independent of the Depositor and each other); (ii) freely transferable; and (iii) sold as part of an offering pursuant to (A) an effective registration statement under the Securities Act of 1933, and then subsequently registered under the Securities Exchange Act of 1934 or (B) an effective registration statement under Section 12(b) or 12(g) of the Securities Exchange Act of 1934 ("Publicly Offered Securities"). In addition, the regulation provides that if at all times more than 75% of the value of all classes of equity interests in the Depositor or the Trust Fund are held by investors other than benefit plan investors (which is defined as including both Plans and government plans), the investing Plan's assets will not include any of the underlying assets of the Depositor or the Trust Fund.

     The DOL has granted to certain underwriters and/or placement agents individual prohibited transaction exemptions which may be applicable to avoid certain of the prohibited transactions rules of ERISA with respect to the initial purchase, the holding and the subsequent resale in the secondary market by Plans of pass-through certificates representing a beneficial undivided ownership interest in the assets of a trust that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the exemption which may be applicable to the Certificates.

     In addition, one or more other prohibited transaction exemptions issued by the DOL may be available to a Plan investing in Securities, depending in part upon the type of Plan fiduciary making the decision to acquire the Securities and the circumstances under which such decision is made, including but not limited to: DOL Prohibited Transaction Exemption ("PTE") 84-14 (involving transactions determined by "qualified professional asset managers"); PTE 91-38 (involving bank collective investment funds); PTE 90-1 (involving insurance company pooled separate accounts); PTE 95-60 (involving insurance company general accounts); and PTE 96-23 (involving transactions determined by "in-house asset managers"). However, even if the conditions specified in any of these exemptions are met, the scope of the relief provided might or might not cover all acts which might be construed as prohibited transactions.

     Prospective Plan investors should consult with their legal advisors concerning the impact of ERISA and the Code, and the potential consequences to their specific circumstances, prior to making an investment in the Securities. Moreover, each Plan fiduciary should determine whether under the general fiduciary standards of investment prudence and diversification, an investment in the Securities is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

                                LEGAL INVESTMENT

     The Prospectus Supplement for each Series of Securities will specify which, if any, of the classes of Securities offered thereby constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA"). Classes of Securities that qualify as "mortgage related securities" will be legal investments for persons, trusts, corporations, partnerships, associations, business trusts, and business entities (including depository institutions, life insurance companies and pension funds) created pursuant to or existing under the laws of the United States or of any state (including the District of Columbia and Puerto Rico) whose authorized investments are subject to state regulations to the same extent as, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any such entities. Under SMMEA, if a state enacted legislation prior to October 4, 1991 specifically limiting the legal investment authority of any such entities with respect to "mortgage related securities", such securities will constitute legal investments for entities subject to such legislation only to the extent provided therein. Approximately twenty-one states adopted such legislation prior to the October 4, 1991 deadline. SMMEA provides, however, that in no event will the enactment of any such legislation affect the validity of any contractual commitment to purchase, hold or invest in securities, or require the sale or other disposition of securities, so long as such contractual commitment was made or such securities were acquired prior to the enactment of such legislation.

     SMMEA also amended the legal investment authority of federally-chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal in "mortgage related securities" without limitations as to the percentage of their assets represented thereby, federal credit unions may invest in mortgage related securities, and national banks may purchase securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. 24 (Seventh), subject in each case to such regulations as the applicable federal authority may prescribe. In this connection, federal credit unions should review the National Credit Union Administration ("NCUA") Letter to Credit Unions No. 96, as modified by Letter to Credit Unions No. 108, which includes guidelines to assist federal credit unions in making investment decisions for mortgage related securities and the NCUA's regulation 'Investment and Deposit Activities' (12 C.F.R. Part 703), which sets forth certain restrictions on investment by federal credit unions in mortgage related securities (in each case whether or not the class of Securities under consideration for purchase constituted a "mortgage related security").

     All depository institutions considering an investment in the Securities (whether or not the class of Securities under consideration for purchase constitutes a "mortgage related security") should review the Federal Financial Institutions Examination Council's Supervisory Policy Statement on the Securities Activities (to the extent adopted by their respective regulators) (the "Policy Statement") setting forth, in relevant part, certain securities trading and sales practices deemed unsuitable for an institution's investment portfolio, and guidelines for (and restrictions on) investing in mortgage derivative products, including "mortgage related securities," which are "high-risk mortgage securities" as defined in the Policy Statement. According to the Policy Statement, such "high-risk mortgage securities" include securities such as Securities not entitled to distributions allocated to principal or interest, or Subordinated Securities. Under the Policy Statement, it is the responsibility of each depository institution to determine, prior to purchase (and at stated intervals thereafter), whether a particular mortgage derivative product is a "high-risk mortgage security," and whether the purchase (or retention) of such a product would be consistent with the Policy Statement.

     The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders, guidelines or agreements generally governing investments made by a particular investor, including, but not limited to "prudent investor" provisions which may restrict or prohibit investment in securities which are not "interest bearing" or "income paying".

     There may be other restrictions on the ability of certain investors, including depository institutions, either to purchase Securities or to purchase Securities representing more than a specified percentage of the investor's assets. Investors should consult their own legal advisors in determining whether and to what extent the Securities constitute legal investments for such investors.

                             METHOD OF DISTRIBUTION

     Securities are being offered hereby in Series through one or more of the methods described below. The applicable Prospectus Supplement for each Series will describe the method of offering being utilized for that Series and will state the public offering or purchase price of each class of Securities of such Series, or the method by which such price is to be determined, and the net proceeds to the Seller from such sale.

     The Securities will be offered through the following methods from time to time and offerings may be made concurrently through more than one of these methods or an offering of a particular Series of Securities may be made through a combination of two or more of these methods:

          1. By negotiated firm commitment underwriting and public re-offering by underwriters specified in the applicable Prospectus Supplement;

          2. By placements by the Depositor with investors through dealers; and

          3. By direct placements by the Depositor with investors.

     If underwriters are used in a sale of any Securities, such Securities will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices to be determined at the time of sale or at the time of commitment therefor. Firm commitment underwriting and public reoffering by underwriters may be done through underwriting syndicates or through one or more firms acting alone. The specific managing underwriter or underwriters, if any, with respect to the offer and sale of a particular Series of Securities will be set forth on the cover of the Prospectus Supplement applicable to such Series and the members of the underwriting syndicate, if any, will be named in such Prospectus Supplement. The Prospectus Supplement will describe any discounts and commissions to be allowed or paid by the Depositor to the underwriters, any other items constituting underwriting compensation and any discounts and commissions to be allowed or paid to the dealers. The obligations of the underwriters will be subject to certain conditions precedent. The underwriters with respect to a sale of any class of Securities will be obligated to purchase all such Securities if any are purchased. The Depositor, and, if specified in the applicable Prospectus Supplement, Norwest Mortgage, will indemnify the applicable underwriters against certain civil liabilities, including liabilities under the Securities Act.

     The Prospectus Supplement with respect to any Series of Securities offered other than through underwriters will contain information regarding the nature of such offering and any agreements to be entered into between the Depositor and dealers and/or the Depositor and purchasers of Securities of such Series.

     Purchasers of Securities, including dealers, may, depending on the facts and circumstances of such purchases, be deemed to be "underwriters" within the meaning of the Securities Act in connection with reoffers and sales by them of Securities. Securityholders should consult with their legal advisors in this regard prior to any such reoffer or sale.

     If specified in the Prospectus Supplement relating to a Series of Securities, the Depositor or any affiliate thereof may purchase some or all of one or more classes of Securities of such Series from the underwriter or underwriters at a price specified or described in such Prospectus Supplement. Such purchaser may thereafter from time to time offer and sell, pursuant to this Prospectus, some or all of such Securities so purchased directly, through one or more underwriters to be designated at the time of the offering of such Securities or through dealers acting as agent and/or principal. Such offering may be restricted in the manner specified in such Prospectus Supplement. Such transactions may be effected at market prices prevailing at the time of sale, at negotiated prices or at fixed prices. The underwriters and dealers participating in such purchaser's offering of such Securities may receive compensation in the form of underwriting discounts or commissions from such purchaser and such dealers may receive commissions from the investors purchasing such Securities for whom they may act as agent (which discounts or commissions will not exceed those customary in those types of transactions involved). Any dealer that participates in the distribution of such Securities may be deemed to be an "underwriter" within the meaning of the Securities Act, and any commissions and discounts received by such dealer and any profit on the resale of such Securities by such dealer might be deemed to be underwriting discounts and commissions under the Securities Act.

                                  LEGAL MATTERS

     The validity of the Securities of each Series, including certain federal income tax consequences with respect thereto, will be passed upon for the Depositor by Stroock & Stroock & Lavan LLP, New York, New York.

                              FINANCIAL INFORMATION

     A new Trust Fund will be formed with respect to each Series of Securities and no Trust Fund will engage in any business activities or have any assets or obligations prior to the issuance of the related Series of Securities. Accordingly, no financial statements with respect to any Trust Fund will be included in this Prospectus or in the related Prospectus Supplement.

                                     RATING

     It is a condition to the issuance of the Securities of each Series offered hereby and by the Prospectus Supplement that they shall have been rated in one of the four highest rating categories by the nationally recognized statistical rating agency or agencies (each, a "Rating Agency") specified in the related Prospectus Supplement.

     Any such rating would be based on, among other things, the adequacy of the value of the Trust Fund Assets and any credit enhancement with respect to such class and will reflect such Rating Agency's assessment solely of the likelihood that holders of a class of Securities of such class will receive payments to which such Securityholders are entitled under the related Agreement. Such rating will not constitute an assessment of the likelihood that principal prepayments on the related Loans will be made, the degree to which the rate of such prepayments might differ from that originally anticipated or the likelihood of early optional termination of the Series of Securities. Such rating should not be deemed a recommendation to purchase, hold or sell Securities, inasmuch as it does not address market price or suitability for a particular investor. Each security rating should be evaluated independently of any other security rating. Such rating will not address the possibility that prepayment at higher or lower rates than anticipated by an investor may cause such investor to experience a lower than anticipated yield or that an investor purchasing a Security at a significant premium might fail to recoup its initial investment under certain prepayment scenarios.

     There is also no assurance that any such rating will remain in effect for any given period of time or that it may not be lowered or withdrawn entirely by the Rating Agency in the future if in its judgment circumstances in the future so warrant. In addition to being lowered or withdrawn due to any erosion in the adequacy of the value of the Trust Fund Assets or any credit enhancement with respect to a Series, such rating might also be lowered or withdrawn among other reasons, because of an adverse change in the financial or other condition of a credit enhancement provider or a change in the rating of such credit enhancement provider's long term debt.

                             INDEX OF DEFINED TERMS




Accretion Directed.................................39
Accrual Class......................................40
Accrual Securities.................................35
Advance............................................10
Agreement..........................................21
ALTA...............................................32
APR................................................23
ARM................................................90
Asset Conservation Act.............................72
Available Funds....................................35
Balloon Loans......................................18
balloon payment....................................22
Bankruptcy Code.....................................9
Belgian Cooperative................................45
beneficial owner...................................44
Book-Entry Securities..............................43
Buydown Fund.......................................22
Buydown Loans......................................22
Calculation Agent..................................40
Capitalized Interest Account.......................24
CEDEL..............................................43
CEDEL Participants.................................45
CERCLA.........................................15, 71
Certificates.....................................1, 5
Class Security Balance.............................35
Cleanup Costs......................................71
Closed End Second Loans.........................6, 26
Code...............................................77
COFI Securities....................................42
Commission..........................................3
Companion Class................................39, 40
Component Securities...............................39
Cooperative Loans..................................22
Cooperatives.......................................22
Correspondent......................................31
Cut-off Date....................................5, 20
Cut-off Date Principal Balance.....................34
Dealer.............................................31
Debt Securities....................................78
debt-to-income ratio...............................30
Definitive Security................................44
Depositor.......................................1, 25
Detailed Description...............................21
Disqualified Organization..........................87
Distribution Date...................................7
DOL................................................98
DTC............................................20, 43
Eleventh District..................................42
EPA................................................71
ERISA..........................................12, 97
Euroclear..........................................44
Euroclear  Participants............................45
Euroclear Operator.................................45
European Depositaries..............................44
Event of Default...................................63
Exchange Act........................................4
FDIC...............................................55
Federal Tax Counsel................................77
FEMA...............................................31
FHA................................................10
FHLBB..............................................72
FHLBSF.............................................42
FHLMC..............................................32
Financial Intermediary.............................44
Fixed Rate Class...................................40
Floating Rate Class................................40
FNMA...............................................32
foreign investors..................................91
Funding Period.....................................17
Garn Act...........................................72
Holder.............................................77
Indenture..........................................33
Indenture Trustee...................................5
Insurance Proceeds.................................56
Insured Expenses...................................56
Interest Only Class................................40
Interest Rate......................................20
Inverse Floating Rate Class........................40
IRS................................................95
L/C Bank........................................9, 47
L/C Percentage.....................................47
Liquidation Expenses...............................56
Liquidation Proceeds...............................56
Loan Rate..........................................22
Loans...............................................1
lockout periods....................................22
Master Servicer.....................................5
Master Servicing Fee...............................62
Moody's............................................49
Morgan.............................................45
Mortgage...........................................54
Multiple Variable Rate Debt Security...............81
National Cost of Funds Index.......................42
NCUA..............................................100
Norwest ABS.........................................5
Norwest ABS Agreement..............................23
Norwest ABS Issuer...............................6, 7
Norwest ABS Servicer.........................6, 7, 23
Norwest ABS Trustee..........................6, 7, 23
Norwest Bank....................................5, 25
Norwest Funding....................................25
Norwest Mortgage................................1, 25
Noteholders.........................................5
Notes............................................1, 5
 Notional Amount Securities........................39
objective rate.....................................81
OID................................................78
OID Regulations....................................78
OTS............................................42, 72
PAC................................................39
Participants.......................................44
Pass-Through Securities........................11, 88
Pay-Through Security...............................79
PCBs...............................................71
Percentage Interests...............................63
Permitted Investments..............................48
Planned Principal Class............................39
Plans(s)...........................................98
Policy Statement..................................100
Pool............................................5, 20
Pool Insurance Policy..............................49
Pool Insurer.......................................49
Pooling and Servicing Agreement....................33
Pre-Funded Amount..................................16
Pre-Funding Account.............................5, 17
Prepayment Assumption..............................79
Prepayment Interest Shortfalls......................8
Presumed Single Qualified Floating Rate............80
Presumed Single Variable Rate......................81
Primary Mortgage Insurance Policy..................22
Prime Rate.........................................43
Principal Only Class...............................40
Principal Prepayments..............................36
Properties......................................6, 22
PTE................................................99
Publicly Offered Securities........................99
Purchase Price.....................................33
qualified floating rate............................80
qualified inverse floating rate....................81
Rating Agency.................................12, 101
Record Date........................................34
Regular Interest Securities........................78
Regulation.........................................98
Relevant Depositary................................44
Relief Act.........................................70
REMIC.......................................2, 11, 78
REMIC Regulations..................................83
REMIC Securities...................................83
Reserve Account.................................9, 35
Residual Interest Security.........................85
Retained Interest..................................34
Riegle Act.........................................18
Rules..............................................44
Sale and Servicing Agreement.......................20
Scheduled Amortization Class.......................39
Securities.......................................1, 5
Securities Act......................................3
Security Account...................................55
Security Owners................................20, 43
Security Register..................................34
Securityholders.................................1, 44
Seller..........................................1, 20
Senior Securities...............................7, 47
Sequential Pay Class...............................39
Series..............................................1
Single Variable Rate Debt Security.................81
SMMEA..........................................12, 99
Statewide..........................................31
Strip Class........................................39
Subordinated Securities.............................7
Subprime Loans..................................6, 26
Subsequent Loans...................................17
Sub-Servicers......................................20
Sub-Servicing Agreement............................57
Superliens.........................................71
Support Class......................................39
T.O.P. Loans.......................................32
TAC................................................40
Targeted Amortization Class........................40
Terms and Conditions...............................45
Tiered REMICs......................................84
TIN................................................90
Title I Loans...............................6, 26, 31
Title I Program....................................59
Title I Sub-Servicing Agreement....................59
Title V............................................73
Trust Agreement................................21, 33
Trust Fund..........................................1
Trust Fund Assets............................1, 5, 20
Trustee.........................................5, 33
UCC................................................68
Variable Rate Class................................40
Variable Rate Debt Security........................80
Variable Rate Pass-Through Securities..............89
V-IT...............................................29
Window Period......................................73
Window Period Loans................................72
Window Period States...............................72

NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON. THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS DO NOT CONSTITUTE ANY OFFER OF ANY SECURITIES OTHER THAN THOSE TO WHICH THEY RELATE OR AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, TO ANY PERSON IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE UNLAWFUL. NEITHER THE DELIVER OF THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS NOT ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THEIR RESPECTIVE DATES. TABLE OF CONTENTS PAGE

                              PROSPECTUS SUPPLEMENT



                 PROSPECTUS
Prospectus Supplement..................................3
Available Information..................................3
Additional Detailed Information........................4
Incorporation of Certain Documents by Reference........4
Summary of Terms.......................................5
Risk Factors..........................................13
The Trust Fund........................................20
Use of Proceeds.......................................25
The Depositor.........................................25
Loan Programs.........................................26
Underwriting Criteria.................................28
Description of the Securities.........................33
Credit Enhancement....................................46
Yield, Maturity and Prepayment Considerations.........51
The Agreements........................................53
Certain Legal Aspects of the Loans....................67
Federal Income Tax Consequences.......................77
State Tax Considerations..............................97
ERISA Considerations..................................97
Legal Investment......................................99
Legal Matters........................................101
Financial Information................................101
Rating...............................................101
Index of Defined Terms...............................103


                                 $-------------




                               _____________ [HOME
                           EQUITY LOAN TRUST] 1997-__





                       DIRECTORS ASSET CONDUIT CORPORATION
                                    DEPOSITOR







                             NORWEST MORTGAGE, INC.
                                     SELLER

                             NORWEST BANK MINNESOTA,
                              NATIONAL ASSOCIATION
                                 MASTER SERVICER
                           ASSET BACKED CERTIFICATES,
                                 SERIES 1997-__


                              PROSPECTUS SUPPLEMENT





                                 -------- , ----

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

     The expenses expected to be incurred in connection with the issuance and distribution of the securities being registered, other than underwriting compensation, are as set forth below. All such expenses except for the registration fees are estimated.

      SEC Registration Fee.......................................... $303.04
      Legal Fees and Expenses....................................... *
      Accounting Fees and Expenses.................................. *
      Trustee's Fees and Expenses................................... *
       (including counsel fees)..................................... *
      Printing and Engraving Fees................................... *
      Rating Agency Fees............................................ *
      Miscellaneous................................................. *

      Total.........................................................$*
 ...........................
*   To be completed by amendment.

ITEM 15.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Section 145 of the Delaware General Corporation Law provides that a Delaware corporation may indemnify any persons, including officers and directors, who are made, or are threatened to be made, parties to any threatened, pending or completed legal action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person is or was an officer or director of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided such officer or director acted in good faith and in a manner he reasonably believed to be in or not opposed to the corporation's best interests and, for criminal proceedings, had no reasonable cause to believe that his conduct was illegal. A Delaware corporation may indemnify officers and directors in an action by or in the right of the corporation under the same conditions, except that no indemnification is permitted without judicial approval if the officer or director is adjudged to be liable to the corporation. Where an officer or director is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify him against the expenses which such officer or director actually and reasonably incurred.

     The By-laws of Directors Asset Conduit Corporation provide for indemnification of officers and directors to the full extent permitted by the Delaware General Corporation Law.

     The Pooling and Servicing Agreement or Indenture for each Series of Securities provide either that the Registrant and the partners, directors, officers, employees and agents of the Registrant, or that the Master Servicer and the partners, directors, officers, employees and agents of the Master Servicer, will be entitled to indemnification by the Trust Estate and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Pooling and Servicing Agreement, the Indenture or the Securities, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of his or its duties thereunder or by reason of reckless disregard of his or its obligations and duties thereunder.


ITEM 16.  EXHIBITS.

    (a)   FINANCIAL STATEMENTS:

          NONE.

    (b)   EXHIBITS:

          *1.1   --Form of Underwriting Agreement.
           3.1 --Certificate of Incorporation of Directors Asset Conduit Corporation.
           3.2   --By-Laws of Directors Asset Conduit Corporation.
          *4.1   --Form of Indenture.
          *4.2   --Form of Pooling and Servicing Agreement.
          *4.3   --Form of Purchase Agreement.
          *4.4   --Form of Trust Agreement.
          *5.1   --Opinion of Stroock & Stroock & Lavan LLP
                   with respect to the securities being registered.
          *8.1   --Opinion of Stroock & Stroock & Lavan LLP with
                   respect to tax matters (included as part
                   of Exhibit 5.1).
         *10.1   --Form of Sale and Servicing Agreement.
         *23.1   --Consent of Stroock & Stroock & Lavan LLP (included as
                   part of Exhibit 5.1).
          24.1   --Powers of Attorney of Directors and
                   Officers of Issuer (included on signature page).
         *25.1   --Statement of Eligibility and Qualification of
                   Trustee (Form T-1) (Bound Separately).

---------------------
* To be filed by amendment.


ITEM 17.  UNDERTAKINGS.

(a)    UNDERTAKING PURSUANT TO RULE 415.

     The undersigned Registrant hereby undertakes:

     (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

     (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

     (ii) to reflect in the Prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

     (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

     (2) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

     (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b)     AS TO DOCUMENTS SUBSEQUENTLY FILED THAT ARE INCORPORATED BY
        REFERENCE.

     The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c)   UNDERTAKING IN RESPECT OF INDEMNIFICATION.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Edison, State of New Jersey on the 31st day of July 1997.

                                 By:  /S/ LAWRENCE D. RUBENSTEIN
                                      Name: Lawrence D. Rubenstein
                                      Title: Vice President and General Counsel

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Stephen D. Morrison, James B. Svinth, Robert Gorsche and Lawrence D. Rubenstein, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities to sign any or all amendments (including post-effective amendments) to this Registration Statement and any or all other documents in connection therewith, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Form S-3 Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

     NAME                            TITLE                          DATE

     /S/
-----------------------         President, Secretary, Director    July 31, 1997
   Stephen D Morrison             Chief Executive Officer


    /S/
-----------------------         Executive Vice President and      July 31, 1997
 Robert Chapman                      Financial Officer

   /S/
------------------------        Executive Vice President          July 31, 1997
 James B. Svinth                     and Director

   /S/
------------------------               Director                   July 31, 1997
   Robert Gorsche

                                  EXHIBIT INDEX


 EXHIBIT              DESCRIPTION                                       PAGE
  NO.                                                                    NO.

 *1.1    Form of Underwriting Agreement..............................

 *3.1    Certificate of Incorporation of Directors
         Asset Conduit Corporation...................................

 *3.2    By-Laws of Directors Asset Conduit Corporation..............

 *4.1    Form of Indenture...........................................

 *4.2    Form of Pooling and Servicing Agreement.....................

 *4.3    Form of Loan Purchase Agreement.............................

 *4.4    Form of Trust Agreement.....................................

 *5.1    Opinion of Stroock & Stroock & Lavan LLP
         with respect to the securities being
         registered..................................................

 *8.1    Opinion of Stroock & Stroock & Lavan LLP
         with respect to tax matters (included
         as part of Exhibit 5.1).....................................

*10.1    Form of Sale and Servicing Agreement........................

*23.1    Consent of Stroock & Stroock & Lavan LLP
         (included as part of Exhibit 5.1)...........................

 24.1    Powers of Attorney of Directors and
         Officers of Issuer (included on
         signature page).............................................

*25.1    Statement of Eligibility and Qualification
         of Trustee (Form T-1)(Bound Separately).....................


------
   *   To be filed by amendment